UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	6.37%	2.61%	3.53%
Class T (incl. 3.50% sales charge)	8.72%	2.89%	3.64%
Class B (incl. contingent deferred sales charge) B	6.93%	2.65%	3.62%
Class C (incl. contingent deferred sales charge) C	10.99%	3.07%	3.57%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Class A, Class T, Class B and Class C shares returned 12.86%, 12.67%, 11.93% and 11.99%, respectively (excluding sales charges) for the year, lagging behind the S&P 500® index. With the exception of a few poor picks, stock selection was the primary driver of performance relative to the index. That said, the biggest offset to relative performance was from unfavorable sector selection, with particular weakness coming from overweightings in insurance, food and staples retailing, and health care equipment and services. Lackluster stock selection in such areas as retailing and capital goods also hurt returns. Among the fund's biggest detractors were home improvement retailer Home Depot, Cardinal Health and mega-retailer Wal-Mart Stores. Conversely, our results were helped by the telecommunication services sector, where security selection and a big overweighting in this strong performing area combined to lift our return. Favorable stock picking in a variety of other areas - including software/services, technology hardware/equipment and within the health care sector as a whole - also contributed nicely. Among the fund's top performers were telecom giant AT&T and pharmaceuticals leader Pfizer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,104.70	$ 5.96
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,103.70	$ 6.96
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.68
Class B
Actual	$ 1,000.00	$ 1,099.60	$ 10.16
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,100.30	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 1,105.20	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,021.01	$ 4.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.32%
Class B	1.93%
Class C	1.87%
Institutional Class	.81%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.1	7.9
American International Group, Inc.	6.4	5.8
AT&T, Inc.	5.9	5.1
Home Depot, Inc.	5.2	5.5
Clear Channel Communications, Inc.	5.1	4.7
Wyeth	4.8	5.2
General Electric Co.	4.7	4.5
Wal-Mart Stores, Inc.	4.5	5.1
Bank of America Corp.	4.0	4.0
Johnson & Johnson	3.7	4.7
	51.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	21.1
Health Care	18.9	21.3
Information Technology	14.4	12.3
Consumer Discretionary	13.2	13.0
Industrials	8.2	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.6%		Stocks 96.6%
	Convertible Securities 0.3%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	4.1%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.2%
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp. unit	21,500	$ 1,053
McDonald's Corp.	140,155	5,882
		6,935
Media - 6.3%
Clear Channel Communications, Inc.	5,170,200	181,784
Clear Channel Outdoor Holding, Inc. Class A	75,236	1,937
E.W. Scripps Co. Class A	68,200	3,332
News Corp. Class A	233,600	4,812
Omnicom Group, Inc.	119,500	12,208
Viacom, Inc. Class B (non-vtg.) (a)	574,400	21,546
		225,619
Multiline Retail - 0.8%
Target Corp.	511,175	29,694
Specialty Retail - 5.9%
Gap, Inc.	424,700	7,950
Home Depot, Inc.	4,918,795	186,767
Sally Beauty Holdings, Inc. (a)	271,000	2,509
TJX Companies, Inc.	422,720	11,591
		208,817
TOTAL CONSUMER DISCRETIONARY		471,065
CONSUMER STAPLES - 7.7%
Food & Staples Retailing - 6.4%
CVS Corp.	2,300,691	66,191
Wal-Mart Stores, Inc.	3,514,656	162,026
		228,217
Personal Products - 0.3%
Alberto-Culver Co.	271,000	5,439
Avon Products, Inc.	176,300	5,754
		11,193
Tobacco - 1.0%
Altria Group, Inc.	443,720	37,366
TOTAL CONSUMER STAPLES		276,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 7.1%
Energy Equipment & Services - 4.7%
Diamond Offshore Drilling, Inc.	833,020	$ 64,659
ENSCO International, Inc.	437,790	22,704
GlobalSantaFe Corp.	1,101,047	66,063
Halliburton Co.	435,300	14,687
		168,113
Oil, Gas & Consumable Fuels - 2.4%
Chesapeake Energy Corp.	428,200	14,572
ConocoPhillips	329,175	22,153
EOG Resources, Inc.	61,800	4,359
Exxon Mobil Corp.	4,500	346
Quicksilver Resources, Inc. (a)	194,300	8,221
Southwestern Energy Co. (a)	104,112	4,386
Ultra Petroleum Corp. (a)	178,800	9,637
Valero Energy Corp.	275,900	15,194
XTO Energy, Inc.	167,200	8,460
		87,328
TOTAL ENERGY		255,441
FINANCIALS - 21.0%
Capital Markets - 1.8%
Goldman Sachs Group, Inc.	97,600	19,012
KKR Private Equity Investors, LP	131,000	2,908
KKR Private Equity Investors, LP Restricted Depository Units (c)	493,200	10,949
Merrill Lynch & Co., Inc.	340,054	29,731
		62,600
Commercial Banks - 1.6%
U.S. Bancorp, Delaware	40,700	1,369
Wachovia Corp.	1,024,400	55,512
Wells Fargo & Co.	41,200	1,452
		58,333
Consumer Finance - 0.2%
Capital One Financial Corp.	64,600	5,031
Diversified Financial Services - 4.4%
Bank of America Corp.	2,686,340	144,659
Citigroup, Inc.	277,186	13,746
		158,405
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 12.4%
ACE Ltd.	715,300	$ 40,658
AFLAC, Inc.	19,800	874
American International Group, Inc.	3,269,792	229,932
Hartford Financial Services Group, Inc.	939,000	80,529
MBIA, Inc.	245,100	17,071
MetLife, Inc.	552,900	32,472
PartnerRe Ltd.	59,600	4,155
Swiss Reinsurance Co. (Reg.)	140,610	12,000
The Chubb Corp.	451,500	23,370
Transatlantic Holdings, Inc.	63,293	3,917
		444,978
Thrifts & Mortgage Finance - 0.6%
Fannie Mae	368,581	21,020
TOTAL FINANCIALS		750,367
HEALTH CARE - 18.9%
Biotechnology - 1.4%
Amgen, Inc. (a)	384,400	27,292
Biogen Idec, Inc. (a)	422,935	22,103
		49,395
Health Care Providers & Services - 7.1%
Cardinal Health, Inc.	3,897,505	251,859
UnitedHealth Group, Inc.	8,500	417
		252,276
Pharmaceuticals - 10.4%
Johnson & Johnson	2,025,568	133,505
Merck & Co., Inc.	831,395	37,005
Pfizer, Inc.	1,191,900	32,765
Wyeth	3,522,900	170,086
		373,361
TOTAL HEALTH CARE		675,032
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.7%
General Dynamics Corp.	105,545	7,899
Honeywell International, Inc.	435,600	18,722
		26,621
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	208,410	$ 16,239
Commercial Services & Supplies - 0.1%
ChoicePoint, Inc. (a)	63,900	2,350
Industrial Conglomerates - 6.3%
3M Co.	154,500	12,586
General Electric Co.	4,719,014	166,487
Tyco International Ltd.	1,500,208	45,441
		224,514
Machinery - 0.6%
Illinois Tool Works, Inc.	104,326	4,924
Ingersoll-Rand Co. Ltd. Class A	449,500	17,535
		22,459
Road & Rail - 0.0%
Burlington Northern Santa Fe Corp.	19,600	1,473
TOTAL INDUSTRIALS		293,656
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	2,134,900	57,386
Juniper Networks, Inc. (a)	634,410	13,507
Motorola, Inc.	1,436,244	31,842
QUALCOMM, Inc.	218,500	7,995
		110,730
Computers & Peripherals - 3.7%
Dell, Inc. (a)	911,200	24,821
EMC Corp. (a)	667,200	8,747
International Business Machines Corp.	1,077,181	99,014
		132,582
IT Services - 0.3%
First Data Corp.	206,000	5,202
Western Union Co. (a)	206,000	4,697
		9,899
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	138,900	4,517
Applied Materials, Inc.	1,324,500	23,815
Intel Corp.	2,298,408	49,071
KLA-Tencor Corp.	147,800	7,637
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	189,900	$ 9,989
Linear Technology Corp.	110,000	3,535
National Semiconductor Corp.	307,900	7,448
Novellus Systems, Inc. (a)	155,200	4,845
		110,857
Software - 4.2%
BEA Systems, Inc. (a)	637,748	8,782
Microsoft Corp.	3,126,323	91,695
Oracle Corp. (a)	1,388,400	26,421
Symantec Corp. (a)	1,195,111	25,336
		152,234
TOTAL INFORMATION TECHNOLOGY		516,302
MATERIALS - 0.1%
Chemicals - 0.1%
Praxair, Inc.	40,800	2,546
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 6.6%
AT&T, Inc.	6,173,400	209,340
Qwest Communications International, Inc. (a)	3,027,400	23,281
Verizon Communications, Inc.	50,700	1,771
		234,392
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	777,544	15,170
TOTAL TELECOMMUNICATION SERVICES		249,562
TOTAL COMMON STOCKS (Cost $2,996,480)		3,490,747
Convertible Bonds - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Qwest Communications International, Inc. 3.5% 11/15/25	$ 7,870	$ 11,557
TOTAL CONVERTIBLE BONDS (Cost $7,870)		11,557
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 5.35% (b) (Cost $68,655)	68,655,032	68,655
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $3,073,005)		3,570,959
NET OTHER ASSETS - 0.2%		7,786
NET ASSETS - 100%		$ 3,578,745
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,949,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,895
Fidelity Securities Lending Cash Central Fund	61
Total	$ 4,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,004,350)	$ 3,502,304
Fidelity Central Funds (cost $68,655)	68,655
Total Investments (cost $3,073,005)		$ 3,570,959
Receivable for investments sold		7,005
Receivable for fund shares sold		6,415
Dividends receivable		8,489
Interest receivable		382
Total assets		3,593,250

Liabilities
Payable for investments purchased	$ 5,922
Payable for fund shares redeemed	4,906
Accrued management fee	1,672
Distribution fees payable	1,168
Other affiliated payables	790
Other payables and accrued expenses	47
Total liabilities		14,505

Net Assets		$ 3,578,745
Net Assets consist of:
Paid in capital		$ 2,988,905
Undistributed net investment income		26,622
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		65,263
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		497,955
Net Assets		$ 3,578,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($530,336 ÷ 38,980.6 shares)	$ 13.61

Maximum offering price per share (100/94.25 of $13.61)	$ 14.44
Class T: Net Asset Value and redemption price per share ($1,257,096 ÷ 93,014.7 shares)	$ 13.52

Maximum offering price per share (100/96.50 of $13.52)	$ 14.01
Class B: Net Asset Value and offering price per share ($314,229 ÷ 23,914 shares)A	$ 13.14

Class C: Net Asset Value and offering price per share ($328,067 ÷ 24,908 shares)A	$ 13.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,149,017 ÷ 83,478 shares)	$ 13.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 66,087
Interest		429
Income from Fidelity Central Funds		4,956
Total income		71,472

Expenses
Management fee	$ 19,965
Transfer agent fees	8,511
Distribution fees	14,815
Accounting and security lending fees	1,070
Custodian fees and expenses	65
Independent trustees' compensation	14
Registration fees	127
Audit	61
Legal	61
Miscellaneous	(252)
Total expenses before reductions	44,437
Expense reductions	(190)	44,247
Net investment income (loss)		27,225
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,514
Foreign currency transactions	2
Futures contracts	1,632
Total net realized gain (loss)		122,148
Change in net unrealized appreciation (depreciation) on: Investment securities	273,032
Assets and liabilities in foreign currencies	(1)
Futures contracts	(1,077)
Total change in net unrealized appreciation (depreciation)		271,954
Net gain (loss)		394,102
Net increase (decrease) in net assets resulting from operations		$ 421,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,225	$ 24,248
Net realized gain (loss)	122,148	235,172
Change in net unrealized appreciation (depreciation)	271,954	(17,587)
Net increase (decrease) in net assets resulting from operations	421,327	241,833
Distributions to shareholders from net investment income	(5,521)	(41,821)
Share transactions - net increase (decrease)	(561,057)	(1,547,855)
Total increase (decrease) in net assets	(145,251)	(1,347,843)

Net Assets
Beginning of period	3,723,996	5,071,839
End of period (including undistributed net investment income of $26,622 and undistributed net investment income of $22,601, respectively)	$ 3,578,745	$ 3,723,996

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.08	$ 11.49	$ 10.67	$ 9.97	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.11	.08	.13 F	.06	.07
Net realized and unrealized gain (loss)	1.44	.63	.75	.70	(1.65)
Total from investment operations	1.55	.71	.88	.76	(1.58)
Distributions from net investment income	(.02)	(.12)	(.06)	(.06)	(.03)
Net asset value, end of period	$ 13.61	$ 12.08	$ 11.49	$ 10.67	$ 9.97
Total Return A, B	12.86%	6.22%	8.27%	7.70%	(13.68)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.13%	1.15%	1.15%	1.14%	1.16%
Expenses net of fee waivers, if any	1.13%	1.15%	1.15%	1.14%	1.16%
Expenses net of all reductions	1.12%	1.13%	1.14%	1.11%	1.11%
Net investment income (loss)	.90%	.68%	1.13%	.61%	.73%
Supplemental Data
Net assets, end of period (in millions)	$ 530	$ 473	$ 469	$ 331	$ 220
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 11.42	$ 10.60	$ 9.91	$ 11.51
Income from Investment Operations
Net investment income (loss) C	.09	.06	.11 F	.04	.05
Net realized and unrealized gain (loss)	1.43	.62	.75	.69	(1.64)
Total from investment operations	1.52	.68	.86	.73	(1.59)
Distributions from net investment income	-	(.10)	(.04)	(.04)	(.01)
Net asset value, end of period	$ 13.52	$ 12.00	$ 11.42	$ 10.60	$ 9.91
Total Return A, B	12.67%	5.99%	8.13%	7.42%	(13.83)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.31%	1.33%	1.35%	1.36%
Expenses net of fee waivers, if any	1.32%	1.31%	1.33%	1.35%	1.36%
Expenses net of all reductions	1.32%	1.29%	1.32%	1.32%	1.32%
Net investment income (loss)	.71%	.52%	.95%	.40%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 1,257	$ 1,511	$ 2,673	$ 2,091	$ 1,467
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 11.16	$ 10.39	$ 9.72	$ 11.35
Income from Investment Operations
Net investment income (loss) C	.01	(.01)	.04 F	(.02)	- H
Net realized and unrealized gain (loss)	1.39	.61	.73	.69	(1.63)
Total from investment operations	1.40	.60	.77	.67	(1.63)
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 13.14	$ 11.74	$ 11.16	$ 10.39	$ 9.72
Total Return A, B	11.93%	5.38%	7.41%	6.89%	(14.36)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.95%	1.95%	1.92%	1.91%
Expenses net of fee waivers, if any	1.93%	1.95%	1.95%	1.92%	1.91%
Expenses net of all reductions	1.93%	1.94%	1.94%	1.90%	1.87%
Net investment income (loss)	.10%	(.12)%	.33%	(.17)%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 314	$ 439	$ 559	$ 538	$ 430
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.76	$ 11.18	$ 10.40	$ 9.73	$ 11.35
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.04 F	(.01)	- H
Net realized and unrealized gain (loss)	1.39	.62	.74	.68	(1.62)
Total from investment operations	1.41	.61	.78	.67	(1.62)
Distributions from net investment income	-	(.03)	-	-	-
Net asset value, end of period	$ 13.17	$ 11.76	$ 11.18	$ 10.40	$ 9.73
Total Return A, B	11.99%	5.47%	7.50%	6.89%	(14.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.88%	1.88%	1.87%	1.87%
Expenses net of fee waivers, if any	1.87%	1.88%	1.88%	1.87%	1.87%
Expenses net of all reductions	1.86%	1.87%	1.87%	1.84%	1.82%
Net investment income (loss)	.17%	(.06)%	.40%	(.12)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 328	$ 379	$ 508	$ 460	$ 336
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 11.61	$ 10.78	$ 10.07	$ 11.70
Income from Investment Operations
Net investment income (loss) B	.16	.12	.17E	.10	.11
Net realized and unrealized gain (loss)	1.44	.64	.75	.71	(1.67)
Total from investment operations	1.60	.76	.92	.81	(1.56)
Distributions from net investment income	(.06)	(.15)	(.09)	(.10)	(.07)
Net asset value, end of period	$ 13.76	$ 12.22	$ 11.61	$ 10.78	$ 10.07
Total ReturnA	13.17%	6.60%	8.57%	8.18%	(13.42)%
Ratios to Average Net AssetsC,F
Expenses before reductions	.80%	.80%	.82%	.77%	.78%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.77%	.78%
Expenses net of all reductions	.80%	.79%	.81%	.74%	.73%
Net investment income (loss)	1.23%	1.02%	1.46%	.98%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$ 1,149	$ 922	$ 863	$ 617	$ 490
Portfolio turnover rateD	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales, and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 563,200
Unrealized depreciation	(81,641)
Net unrealized appreciation (depreciation)	481,559
Undistributed ordinary income	28,027
Undistributed long-term capital gain	68,470
Cost for federal income tax purposes	$ 3,089,400

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 5,521	$ 41,821

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securites. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,005,467 and $1,480,816, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,234	$ 32
Class T	.25%	.25%	6,614	88
Class B	.75%	.25%	3,643	2,734
Class C	.75%	.25%	3,324	170
			$ 14,815	$ 3,024

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 105
Class T	58
Class B*	856
Class C*	15
$ 1,034

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,390.28
Class T	2,949.22
Class B	1,196.33
Class C	880.27
Institutional Class	2,096.21
	$ 8,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $118 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 21
Class T	37
Class C	3
Institutional Class	11
$ 72

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 825	$ 4,911
Class T	-	23,368
Class B	-	991
Class C	-	1,350
Institutional Class	4,696	11,201
Total	$ 5,521	$ 41,821

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	17,180	16,957	$ 215,293	$ 195,973
Reinvestment of distributions	62	383	759	4,439
Shares redeemed	(17,419)	(19,011)	(217,745)	(220,458)
Net increase (decrease)	(177)	(1,671)	$ (1,693)	$ (20,046)
Class T
Shares sold	15,031	36,363	$ 189,017	$ 417,873
Reinvestment of distributions	-	1,979	-	22,855
Shares redeemed	(47,960)	(146,547)	(597,674)	(1,689,858)
Net increase (decrease)	(32,929)	(108,205)	$ (408,657)	$ (1,249,130)
Class B
Shares sold	1,256	2,302	$ 15,400	$ 25,895
Reinvestment of distributions	-	71	-	811
Shares redeemed	(14,770)	(15,027)	(179,668)	(169,572)
Net increase (decrease)	(13,514)	(12,654)	$ (164,268)	$ (142,866)
Class C
Shares sold	2,941	3,612	$ 36,513	$ 40,790
Reinvestment of distributions	-	93	-	1,055
Shares redeemed	(10,251)	(16,883)	(124,774)	(190,684)
Net increase (decrease)	(7,310)	(13,178)	$ (88,261)	$ (148,839)
Institutional Class
Shares sold	25,523	26,787	$ 322,924	$ 312,772
Reinvestment of distributions	225	484	2,779	5,666
Shares redeemed	(17,707)	(26,114)	(223,881)	(305,412)
Net increase (decrease)	8,041	1,157	$ 101,822	$ 13,026

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Dividend Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Charles A. Mangum (42)

Year of Election or Appointment: 1997

Vice President of Advisor Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum worked as a research analyst and portfolio manager. Mr. Mangum also serves as Senior Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/2006	12/15/2006	$0.137	$0.256
	01/08/2007	01/05/2007	$0.00	$0.02
Class T	12/18/2006	12/15/2006	$0.104	$0.256
	01/08/2007	01/05/2007	$0.00	$0.02
Class B	12/18/2006	12/15/2006	$0.007	$0.256
	01/08/2007	01/05/2007	$0.00	$0.02
Class C	12/18/2006	12/15/2006	$0.038	$0.256
	01/08/2007	01/05/2007	$0.00	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $68,469,997, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGF-UANN-0107
1.786675.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	13.17%	4.17%	4.66%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500 ®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Institutional Class shares returned 13.17% for the year, slightly behind the S&P 500® index. With the exception of a few poor picks, stock selection was the primary driver of performance relative to the index. That said, the biggest offset to relative performance was from unfavorable sector selection, with particular weakness coming from overweightings in insurance, food and staples retailing, and health care equipment and services. Lackluster stock selection in such areas as retailing and capital goods also hurt returns. Among the fund's biggest detractors were home improvement retailer Home Depot, Cardinal Health and mega-retailer Wal-Mart Stores. Conversely, our results were helped by the telecommunication services sector, where security selection and a big overweighting in this strong performing area combined to lift our return. Favorable stock picking in a variety of other areas - including software/services, technology hardware/equipment and within the health care sector as a whole - also contributed nicely. Among the fund's top performers were telecom giant AT&T and pharmaceuticals leader Pfizer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,104.70	$ 5.96
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,103.70	$ 6.96
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.68
Class B
Actual	$ 1,000.00	$ 1,099.60	$ 10.16
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,100.30	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 1,105.20	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,021.01	$ 4.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.32%
Class B	1.93%
Class C	1.87%
Institutional Class	.81%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.1	7.9
American International Group, Inc.	6.4	5.8
AT&T, Inc.	5.9	5.1
Home Depot, Inc.	5.2	5.5
Clear Channel Communications, Inc.	5.1	4.7
Wyeth	4.8	5.2
General Electric Co.	4.7	4.5
Wal-Mart Stores, Inc.	4.5	5.1
Bank of America Corp.	4.0	4.0
Johnson & Johnson	3.7	4.7
	51.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	21.1
Health Care	18.9	21.3
Information Technology	14.4	12.3
Consumer Discretionary	13.2	13.0
Industrials	8.2	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.6%		Stocks 96.6%
	Convertible Securities 0.3%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	4.1%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.2%
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp. unit	21,500	$ 1,053
McDonald's Corp.	140,155	5,882
		6,935
Media - 6.3%
Clear Channel Communications, Inc.	5,170,200	181,784
Clear Channel Outdoor Holding, Inc. Class A	75,236	1,937
E.W. Scripps Co. Class A	68,200	3,332
News Corp. Class A	233,600	4,812
Omnicom Group, Inc.	119,500	12,208
Viacom, Inc. Class B (non-vtg.) (a)	574,400	21,546
		225,619
Multiline Retail - 0.8%
Target Corp.	511,175	29,694
Specialty Retail - 5.9%
Gap, Inc.	424,700	7,950
Home Depot, Inc.	4,918,795	186,767
Sally Beauty Holdings, Inc. (a)	271,000	2,509
TJX Companies, Inc.	422,720	11,591
		208,817
TOTAL CONSUMER DISCRETIONARY		471,065
CONSUMER STAPLES - 7.7%
Food & Staples Retailing - 6.4%
CVS Corp.	2,300,691	66,191
Wal-Mart Stores, Inc.	3,514,656	162,026
		228,217
Personal Products - 0.3%
Alberto-Culver Co.	271,000	5,439
Avon Products, Inc.	176,300	5,754
		11,193
Tobacco - 1.0%
Altria Group, Inc.	443,720	37,366
TOTAL CONSUMER STAPLES		276,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 7.1%
Energy Equipment & Services - 4.7%
Diamond Offshore Drilling, Inc.	833,020	$ 64,659
ENSCO International, Inc.	437,790	22,704
GlobalSantaFe Corp.	1,101,047	66,063
Halliburton Co.	435,300	14,687
		168,113
Oil, Gas & Consumable Fuels - 2.4%
Chesapeake Energy Corp.	428,200	14,572
ConocoPhillips	329,175	22,153
EOG Resources, Inc.	61,800	4,359
Exxon Mobil Corp.	4,500	346
Quicksilver Resources, Inc. (a)	194,300	8,221
Southwestern Energy Co. (a)	104,112	4,386
Ultra Petroleum Corp. (a)	178,800	9,637
Valero Energy Corp.	275,900	15,194
XTO Energy, Inc.	167,200	8,460
		87,328
TOTAL ENERGY		255,441
FINANCIALS - 21.0%
Capital Markets - 1.8%
Goldman Sachs Group, Inc.	97,600	19,012
KKR Private Equity Investors, LP	131,000	2,908
KKR Private Equity Investors, LP Restricted Depository Units (c)	493,200	10,949
Merrill Lynch & Co., Inc.	340,054	29,731
		62,600
Commercial Banks - 1.6%
U.S. Bancorp, Delaware	40,700	1,369
Wachovia Corp.	1,024,400	55,512
Wells Fargo & Co.	41,200	1,452
		58,333
Consumer Finance - 0.2%
Capital One Financial Corp.	64,600	5,031
Diversified Financial Services - 4.4%
Bank of America Corp.	2,686,340	144,659
Citigroup, Inc.	277,186	13,746
		158,405
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 12.4%
ACE Ltd.	715,300	$ 40,658
AFLAC, Inc.	19,800	874
American International Group, Inc.	3,269,792	229,932
Hartford Financial Services Group, Inc.	939,000	80,529
MBIA, Inc.	245,100	17,071
MetLife, Inc.	552,900	32,472
PartnerRe Ltd.	59,600	4,155
Swiss Reinsurance Co. (Reg.)	140,610	12,000
The Chubb Corp.	451,500	23,370
Transatlantic Holdings, Inc.	63,293	3,917
		444,978
Thrifts & Mortgage Finance - 0.6%
Fannie Mae	368,581	21,020
TOTAL FINANCIALS		750,367
HEALTH CARE - 18.9%
Biotechnology - 1.4%
Amgen, Inc. (a)	384,400	27,292
Biogen Idec, Inc. (a)	422,935	22,103
		49,395
Health Care Providers & Services - 7.1%
Cardinal Health, Inc.	3,897,505	251,859
UnitedHealth Group, Inc.	8,500	417
		252,276
Pharmaceuticals - 10.4%
Johnson & Johnson	2,025,568	133,505
Merck & Co., Inc.	831,395	37,005
Pfizer, Inc.	1,191,900	32,765
Wyeth	3,522,900	170,086
		373,361
TOTAL HEALTH CARE		675,032
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.7%
General Dynamics Corp.	105,545	7,899
Honeywell International, Inc.	435,600	18,722
		26,621
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	208,410	$ 16,239
Commercial Services & Supplies - 0.1%
ChoicePoint, Inc. (a)	63,900	2,350
Industrial Conglomerates - 6.3%
3M Co.	154,500	12,586
General Electric Co.	4,719,014	166,487
Tyco International Ltd.	1,500,208	45,441
		224,514
Machinery - 0.6%
Illinois Tool Works, Inc.	104,326	4,924
Ingersoll-Rand Co. Ltd. Class A	449,500	17,535
		22,459
Road & Rail - 0.0%
Burlington Northern Santa Fe Corp.	19,600	1,473
TOTAL INDUSTRIALS		293,656
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	2,134,900	57,386
Juniper Networks, Inc. (a)	634,410	13,507
Motorola, Inc.	1,436,244	31,842
QUALCOMM, Inc.	218,500	7,995
		110,730
Computers & Peripherals - 3.7%
Dell, Inc. (a)	911,200	24,821
EMC Corp. (a)	667,200	8,747
International Business Machines Corp.	1,077,181	99,014
		132,582
IT Services - 0.3%
First Data Corp.	206,000	5,202
Western Union Co. (a)	206,000	4,697
		9,899
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	138,900	4,517
Applied Materials, Inc.	1,324,500	23,815
Intel Corp.	2,298,408	49,071
KLA-Tencor Corp.	147,800	7,637
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	189,900	$ 9,989
Linear Technology Corp.	110,000	3,535
National Semiconductor Corp.	307,900	7,448
Novellus Systems, Inc. (a)	155,200	4,845
		110,857
Software - 4.2%
BEA Systems, Inc. (a)	637,748	8,782
Microsoft Corp.	3,126,323	91,695
Oracle Corp. (a)	1,388,400	26,421
Symantec Corp. (a)	1,195,111	25,336
		152,234
TOTAL INFORMATION TECHNOLOGY		516,302
MATERIALS - 0.1%
Chemicals - 0.1%
Praxair, Inc.	40,800	2,546
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 6.6%
AT&T, Inc.	6,173,400	209,340
Qwest Communications International, Inc. (a)	3,027,400	23,281
Verizon Communications, Inc.	50,700	1,771
		234,392
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	777,544	15,170
TOTAL TELECOMMUNICATION SERVICES		249,562
TOTAL COMMON STOCKS (Cost $2,996,480)		3,490,747
Convertible Bonds - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Qwest Communications International, Inc. 3.5% 11/15/25	$ 7,870	$ 11,557
TOTAL CONVERTIBLE BONDS (Cost $7,870)		11,557
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 5.35% (b) (Cost $68,655)	68,655,032	68,655
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $3,073,005)		3,570,959
NET OTHER ASSETS - 0.2%		7,786
NET ASSETS - 100%		$ 3,578,745
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,949,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,895
Fidelity Securities Lending Cash Central Fund	61
Total	$ 4,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,004,350)	$ 3,502,304
Fidelity Central Funds (cost $68,655)	68,655
Total Investments (cost $3,073,005)		$ 3,570,959
Receivable for investments sold		7,005
Receivable for fund shares sold		6,415
Dividends receivable		8,489
Interest receivable		382
Total assets		3,593,250

Liabilities
Payable for investments purchased	$ 5,922
Payable for fund shares redeemed	4,906
Accrued management fee	1,672
Distribution fees payable	1,168
Other affiliated payables	790
Other payables and accrued expenses	47
Total liabilities		14,505

Net Assets		$ 3,578,745
Net Assets consist of:
Paid in capital		$ 2,988,905
Undistributed net investment income		26,622
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		65,263
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		497,955
Net Assets		$ 3,578,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($530,336 ÷ 38,980.6 shares)	$ 13.61

Maximum offering price per share (100/94.25 of $13.61)	$ 14.44
Class T: Net Asset Value and redemption price per share ($1,257,096 ÷ 93,014.7 shares)	$ 13.52

Maximum offering price per share (100/96.50 of $13.52)	$ 14.01
Class B: Net Asset Value and offering price per share ($314,229 ÷ 23,914 shares)A	$ 13.14

Class C: Net Asset Value and offering price per share ($328,067 ÷ 24,908 shares)A	$ 13.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,149,017 ÷ 83,478 shares)	$ 13.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 66,087
Interest		429
Income from Fidelity Central Funds		4,956
Total income		71,472

Expenses
Management fee	$ 19,965
Transfer agent fees	8,511
Distribution fees	14,815
Accounting and security lending fees	1,070
Custodian fees and expenses	65
Independent trustees' compensation	14
Registration fees	127
Audit	61
Legal	61
Miscellaneous	(252)
Total expenses before reductions	44,437
Expense reductions	(190)	44,247
Net investment income (loss)		27,225
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,514
Foreign currency transactions	2
Futures contracts	1,632
Total net realized gain (loss)		122,148
Change in net unrealized appreciation (depreciation) on: Investment securities	273,032
Assets and liabilities in foreign currencies	(1)
Futures contracts	(1,077)
Total change in net unrealized appreciation (depreciation)		271,954
Net gain (loss)		394,102
Net increase (decrease) in net assets resulting from operations		$ 421,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,225	$ 24,248
Net realized gain (loss)	122,148	235,172
Change in net unrealized appreciation (depreciation)	271,954	(17,587)
Net increase (decrease) in net assets resulting from operations	421,327	241,833
Distributions to shareholders from net investment income	(5,521)	(41,821)
Share transactions - net increase (decrease)	(561,057)	(1,547,855)
Total increase (decrease) in net assets	(145,251)	(1,347,843)

Net Assets
Beginning of period	3,723,996	5,071,839
End of period (including undistributed net investment income of $26,622 and undistributed net investment income of $22,601, respectively)	$ 3,578,745	$ 3,723,996

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.08	$ 11.49	$ 10.67	$ 9.97	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.11	.08	.13 F	.06	.07
Net realized and unrealized gain (loss)	1.44	.63	.75	.70	(1.65)
Total from investment operations	1.55	.71	.88	.76	(1.58)
Distributions from net investment income	(.02)	(.12)	(.06)	(.06)	(.03)
Net asset value, end of period	$ 13.61	$ 12.08	$ 11.49	$ 10.67	$ 9.97
Total Return A, B	12.86%	6.22%	8.27%	7.70%	(13.68)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.13%	1.15%	1.15%	1.14%	1.16%
Expenses net of fee waivers, if any	1.13%	1.15%	1.15%	1.14%	1.16%
Expenses net of all reductions	1.12%	1.13%	1.14%	1.11%	1.11%
Net investment income (loss)	.90%	.68%	1.13%	.61%	.73%
Supplemental Data
Net assets, end of period (in millions)	$ 530	$ 473	$ 469	$ 331	$ 220
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 11.42	$ 10.60	$ 9.91	$ 11.51
Income from Investment Operations
Net investment income (loss) C	.09	.06	.11 F	.04	.05
Net realized and unrealized gain (loss)	1.43	.62	.75	.69	(1.64)
Total from investment operations	1.52	.68	.86	.73	(1.59)
Distributions from net investment income	-	(.10)	(.04)	(.04)	(.01)
Net asset value, end of period	$ 13.52	$ 12.00	$ 11.42	$ 10.60	$ 9.91
Total Return A, B	12.67%	5.99%	8.13%	7.42%	(13.83)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.31%	1.33%	1.35%	1.36%
Expenses net of fee waivers, if any	1.32%	1.31%	1.33%	1.35%	1.36%
Expenses net of all reductions	1.32%	1.29%	1.32%	1.32%	1.32%
Net investment income (loss)	.71%	.52%	.95%	.40%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 1,257	$ 1,511	$ 2,673	$ 2,091	$ 1,467
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 11.16	$ 10.39	$ 9.72	$ 11.35
Income from Investment Operations
Net investment income (loss) C	.01	(.01)	.04 F	(.02)	- H
Net realized and unrealized gain (loss)	1.39	.61	.73	.69	(1.63)
Total from investment operations	1.40	.60	.77	.67	(1.63)
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 13.14	$ 11.74	$ 11.16	$ 10.39	$ 9.72
Total Return A, B	11.93%	5.38%	7.41%	6.89%	(14.36)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.95%	1.95%	1.92%	1.91%
Expenses net of fee waivers, if any	1.93%	1.95%	1.95%	1.92%	1.91%
Expenses net of all reductions	1.93%	1.94%	1.94%	1.90%	1.87%
Net investment income (loss)	.10%	(.12)%	.33%	(.17)%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 314	$ 439	$ 559	$ 538	$ 430
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.76	$ 11.18	$ 10.40	$ 9.73	$ 11.35
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.04 F	(.01)	- H
Net realized and unrealized gain (loss)	1.39	.62	.74	.68	(1.62)
Total from investment operations	1.41	.61	.78	.67	(1.62)
Distributions from net investment income	-	(.03)	-	-	-
Net asset value, end of period	$ 13.17	$ 11.76	$ 11.18	$ 10.40	$ 9.73
Total Return A, B	11.99%	5.47%	7.50%	6.89%	(14.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.88%	1.88%	1.87%	1.87%
Expenses net of fee waivers, if any	1.87%	1.88%	1.88%	1.87%	1.87%
Expenses net of all reductions	1.86%	1.87%	1.87%	1.84%	1.82%
Net investment income (loss)	.17%	(.06)%	.40%	(.12)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 328	$ 379	$ 508	$ 460	$ 336
Portfolio turnover rate E	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 11.61	$ 10.78	$ 10.07	$ 11.70
Income from Investment Operations
Net investment income (loss) B	.16	.12	.17E	.10	.11
Net realized and unrealized gain (loss)	1.44	.64	.75	.71	(1.67)
Total from investment operations	1.60	.76	.92	.81	(1.56)
Distributions from net investment income	(.06)	(.15)	(.09)	(.10)	(.07)
Net asset value, end of period	$ 13.76	$ 12.22	$ 11.61	$ 10.78	$ 10.07
Total ReturnA	13.17%	6.60%	8.57%	8.18%	(13.42)%
Ratios to Average Net AssetsC,F
Expenses before reductions	.80%	.80%	.82%	.77%	.78%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.77%	.78%
Expenses net of all reductions	.80%	.79%	.81%	.74%	.73%
Net investment income (loss)	1.23%	1.02%	1.46%	.98%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$ 1,149	$ 922	$ 863	$ 617	$ 490
Portfolio turnover rateD	29%	32%	32%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales, and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 563,200
Unrealized depreciation	(81,641)
Net unrealized appreciation (depreciation)	481,559
Undistributed ordinary income	28,027
Undistributed long-term capital gain	68,470
Cost for federal income tax purposes	$ 3,089,400

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 5,521	$ 41,821

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securites. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,005,467 and $1,480,816, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,234	$ 32
Class T	.25%	.25%	6,614	88
Class B	.75%	.25%	3,643	2,734
Class C	.75%	.25%	3,324	170
			$ 14,815	$ 3,024

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 105
Class T	58
Class B*	856
Class C*	15
$ 1,034

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,390.28
Class T	2,949.22
Class B	1,196.33
Class C	880.27
Institutional Class	2,096.21
	$ 8,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14 for the period.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $118 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 21
Class T	37
Class C	3
Institutional Class	11
$ 72

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 825	$ 4,911
Class T	-	23,368
Class B	-	991
Class C	-	1,350
Institutional Class	4,696	11,201
Total	$ 5,521	$ 41,821

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	17,180	16,957	$ 215,293	$ 195,973
Reinvestment of distributions	62	383	759	4,439
Shares redeemed	(17,419)	(19,011)	(217,745)	(220,458)
Net increase (decrease)	(177)	(1,671)	$ (1,693)	$ (20,046)
Class T
Shares sold	15,031	36,363	$ 189,017	$ 417,873
Reinvestment of distributions	-	1,979	-	22,855
Shares redeemed	(47,960)	(146,547)	(597,674)	(1,689,858)
Net increase (decrease)	(32,929)	(108,205)	$ (408,657)	$ (1,249,130)
Class B
Shares sold	1,256	2,302	$ 15,400	$ 25,895
Reinvestment of distributions	-	71	-	811
Shares redeemed	(14,770)	(15,027)	(179,668)	(169,572)
Net increase (decrease)	(13,514)	(12,654)	$ (164,268)	$ (142,866)
Class C
Shares sold	2,941	3,612	$ 36,513	$ 40,790
Reinvestment of distributions	-	93	-	1,055
Shares redeemed	(10,251)	(16,883)	(124,774)	(190,684)
Net increase (decrease)	(7,310)	(13,178)	$ (88,261)	$ (148,839)
Institutional Class
Shares sold	25,523	26,787	$ 322,924	$ 312,772
Reinvestment of distributions	225	484	2,779	5,666
Shares redeemed	(17,707)	(26,114)	(223,881)	(305,412)
Net increase (decrease)	8,041	1,157	$ 101,822	$ 13,026

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Dividend Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Charles A. Mangum (42)

Year of Election or Appointment: 1997

Vice President of Advisor Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum worked as a research analyst and portfolio manager. Mr. Mangum also serves as Senior Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/2006	12/15/2006	$0.18	$0.256
	01/08/2007	01/05/2007	$0.00	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $68,469,997 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGFI-UANN-0107
1.786676.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	6.65%	7.62%	7.42%
Class T (incl. 3.50% sales charge)	8.94%	7.88%	7.49%
Class B (incl. contingent deferred sales charge) B	7.29%	7.79%	7.52%
Class C (incl. contingent deferred sales charge) C	11.33%	8.15%	7.48%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from J. Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 13.15%, 12.89%, 12.29% and 12.33%, respectively (excluding sales charges), trailing the S&P 500®. The fund lost a lot of ground versus the index during the May-July market correction, when investors shifted their interest from economically sensitive stocks to defensive holdings. On a sector basis, stock selection in the consumer discretionary sector detracted from relative performance. Overweighting technology also hurt. I reduced our holdings in both of those sectors significantly by period end. Our positioning within energy - another group I trimmed - held back performance as well. Not having positions in two major index components, energy giant Exxon Mobil and network equipment maker Cisco Systems, hurt performance, as both stocks outperformed the index. Also detracting from the fund's relative return was cellular handset maker Motorola and two for-profit education companies, Career Education and Apollo Group, both of which I sold. Conversely, my picks in industrials and materials - both sectors where I increased exposure - added to performance. Allegheny Technologies, a maker of titanium alloys that benefited from a strong production cycle in commercial aircraft manufacturing, was a key contributor. Also helping were media stock Walt Disney and teen clothing retailer American Eagle Outfitters. Not owning weak performing index component Intel further aided our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,050.20	$ 6.27
Hypothetical A	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,049.20	$ 7.45
Hypothetical A	$ 1,000.00	$ 1,017.80	$ 7.33
Class B
Actual	$ 1,000.00	$ 1,046.30	$ 10.26
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,046.20	$ 10.11
Hypothetical A	$ 1,000.00	$ 1,015.19	$ 9.95
Institutional Class
Actual	$ 1,000.00	$ 1,052.20	$ 4.37
Hypothetical A	$ 1,000.00	$ 1,020.81	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.45%
Class B	2.00%
Class C	1.97%
Institutional Class	.85%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.5	4.2
Biogen Idec, Inc.	3.1	1.7
General Electric Co.	3.1	1.0
Monsanto Co.	3.0	1.5
Qwest Communications International, Inc.	2.9	2.0
Morgan Stanley	2.9	1.7
Google, Inc. Class A (sub. vtg.)	2.7	0.0
Abercrombie & Fitch Co. Class A	2.5	1.8
Goldman Sachs Group, Inc.	2.4	0.0
Burlington Northern Santa Fe Corp.	2.3	1.2
	29.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.6	18.7
Consumer Discretionary	17.5	17.4
Information Technology	16.7	14.9
Health Care	11.7	8.3
Financials	11.3	5.1
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.0%		Stocks 89.6%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 10.4%
* Foreign investments	15.7%	** Foreign investments	9.7%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.5%
Automobiles - 0.4%
Fiat Spa (a)	111,074	$ 2,060,944
Diversified Consumer Services - 0.2%
Corinthian Colleges, Inc. (a)	98,400	1,269,360
Hotels, Restaurants & Leisure - 1.8%
Accor SA	45,600	3,315,055
Ambassadors Group, Inc.	21,841	618,537
Las Vegas Sands Corp. (a)	33,100	3,030,636
Six Flags, Inc. (d)	205,800	1,113,378
Wynn Resorts Ltd.	29,424	2,584,898
		10,662,504
Household Durables - 2.2%
Whirlpool Corp.	150,100	12,803,530
Media - 6.0%
Dow Jones & Co., Inc.	142,900	5,157,261
Mediacom Communications Corp. Class A (a)	85,503	691,719
The McClatchy Co. Class A	12,100	504,207
The Walt Disney Co.	778,400	25,726,119
Viacom, Inc. Class B (non-vtg.) (a)	66,900	2,509,419
		34,588,725
Multiline Retail - 2.0%
Federated Department Stores, Inc.	24,800	1,043,832
Saks, Inc.	28,300	580,716
Sears Holdings Corp. (a)	24,567	4,211,275
Target Corp.	104,000	6,041,360
		11,877,183
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	213,200	14,378,208
American Eagle Outfitters, Inc.	120,316	5,435,877
Gymboree Corp. (a)	77,510	3,084,898
Wet Seal, Inc. Class A (a)	252,000	1,829,520
		24,728,503
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (a)	34,800	1,941,840
Wolverine World Wide, Inc.	50,300	1,461,718
		3,403,558
TOTAL CONSUMER DISCRETIONARY		101,394,307
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 1.8%
Tesco PLC	143,300	$ 1,101,980
Wal-Mart Stores, Inc.	182,300	8,404,030
Whole Foods Market, Inc.	21,000	1,024,800
		10,530,810
Tobacco - 0.8%
Reynolds American, Inc.	67,600	4,342,624
TOTAL CONSUMER STAPLES		14,873,434
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp.	9,800	371,217
FINANCIALS - 11.3%
Capital Markets - 8.2%
E*TRADE Financial Corp.	172,000	4,140,040
Goldman Sachs Group, Inc.	69,700	13,577,560
Jefferies Group, Inc.	158,400	4,592,016
Man Group PLC	179,300	1,670,443
Morgan Stanley	222,500	16,945,600
UBS AG (NY Shares)	106,900	6,437,518
		47,363,177
Consumer Finance - 2.1%
American Express Co.	201,500	11,832,080
Diversified Financial Services - 0.4%
Deutsche Boerse AG	14,800	2,477,207
Thrifts & Mortgage Finance - 0.6%
Clayton Holdings, Inc.	50,800	759,968
Countrywide Financial Corp.	74,100	2,943,252
		3,703,220
TOTAL FINANCIALS		65,375,684
HEALTH CARE - 11.7%
Biotechnology - 4.7%
Biogen Idec, Inc. (a)	348,700	18,223,062
Genentech, Inc. (a)	78,800	6,441,900
MedImmune, Inc. (a)	82,200	2,687,118
		27,352,080
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	58,100	$ 2,599,394
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	83,200	3,798,080
VCA Antech, Inc. (a)	117,662	3,793,423
		7,591,503
Pharmaceuticals - 5.2%
Elan Corp. PLC sponsored ADR (a)	489,700	7,085,959
Johnson & Johnson	196,000	12,918,360
Merck & Co., Inc.	229,801	10,228,443
		30,232,762
TOTAL HEALTH CARE		67,775,739
INDUSTRIALS - 20.6%
Aerospace & Defense - 0.7%
General Dynamics Corp.	8,400	628,656
Goodrich Corp.	54,400	2,448,000
Hexcel Corp. (a)	30,400	544,160
Teledyne Technologies, Inc. (a)	10,000	402,000
		4,022,816
Airlines - 2.2%
AMR Corp. (a)	226,700	7,245,332
Ryanair Holdings PLC sponsored ADR (a)	68,400	5,238,756
		12,484,088
Building Products - 0.1%
Kingspan Group PLC (Ireland)	17,600	392,705
Commercial Services & Supplies - 1.2%
Fuel Tech, Inc. (a)	78,820	1,921,632
Monster Worldwide, Inc. (a)	24,500	1,069,425
RPS Group PLC	35,900	187,870
Stericycle, Inc. (a)	51,268	3,712,829
		6,891,756
Construction & Engineering - 0.2%
Foster Wheeler Ltd. (a)	26,900	1,452,600
Electrical Equipment - 3.9%
ABB Ltd. sponsored ADR	403,200	6,564,096
Alstom SA (a)	72,300	8,401,155
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - continued
Rockwell Automation, Inc.	60,200	$ 3,917,816
Schneider Electric SA	33,400	3,615,662
		22,498,729
Industrial Conglomerates - 4.5%
General Electric Co.	509,476	17,974,313
McDermott International, Inc. (a)	159,200	8,291,136
		26,265,449
Machinery - 2.8%
Deere & Co.	124,440	11,946,240
Flow International Corp. (a)	122,278	1,356,063
Flowserve Corp. (a)	29,900	1,609,816
Invensys PLC (a)	239,500	1,229,801
		16,141,920
Road & Rail - 4.5%
Burlington Northern Santa Fe Corp.	177,200	13,318,352
Norfolk Southern Corp.	259,200	12,765,600
		26,083,952
Trading Companies & Distributors - 0.5%
WESCO International, Inc. (a)	41,000	2,742,900
TOTAL INDUSTRIALS		118,976,915
INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 4.1%
Harris Corp.	6,200	261,082
Motorola, Inc.	580,400	12,867,468
Research In Motion Ltd. (a)	67,400	9,357,142
Sycamore Networks, Inc. (a)	302,900	1,129,817
		23,615,509
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	104,600	9,589,728
Dell, Inc. (a)	144,700	3,941,628
Diebold, Inc.	81,900	3,767,400
		17,298,756
Electronic Equipment & Instruments - 0.4%
Daktronics, Inc.	60,315	2,182,197
Maxwell Technologies, Inc. (a)(d)	33,726	477,560
		2,659,757
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 5.9%
Akamai Technologies, Inc. (a)	103,800	$ 5,072,706
DealerTrack Holdings, Inc.	110,895	3,030,760
Equinix, Inc. (a)	35,800	2,732,256
Google, Inc. Class A (sub. vtg.) (a)	31,800	15,420,456
RealNetworks, Inc. (a)	224,805	2,585,258
The Knot, Inc. (a)	15,694	432,684
ValueClick, Inc. (a)	93,700	2,330,319
VeriSign, Inc. (a)	87,800	2,292,458
		33,896,897
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom Corp. Class A (a)	179,302	5,886,485
Trident Microsystems, Inc. (a)	38,496	807,646
		6,694,131
Software - 2.2%
Activision, Inc. (a)	148,200	2,526,810
Autodesk, Inc. (a)	26,800	1,103,624
BEA Systems, Inc. (a)	53,000	729,810
Electronic Arts, Inc. (a)	129,200	7,215,820
Salesforce.com, Inc. (a)	26,100	1,017,900
		12,593,964
TOTAL INFORMATION TECHNOLOGY		96,759,014
MATERIALS - 8.0%
Chemicals - 5.8%
Agrium, Inc.	58,900	1,808,182
Ecolab, Inc.	65,600	2,909,360
Monsanto Co.	358,900	17,252,323
Mosaic Co. (a)	86,100	1,833,930
Potash Corp. of Saskatchewan, Inc.	36,200	5,094,788
Syngenta AG sponsored ADR	137,800	4,851,938
		33,750,521
Metals & Mining - 1.7%
Allegheny Technologies, Inc.	79,530	7,129,865
Titanium Metals Corp.	73,263	2,342,218
		9,472,083
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.5%
Weyerhaeuser Co.	45,000	$ 2,910,600
TOTAL MATERIALS		46,133,204
TELECOMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 4.6%
Cbeyond, Inc.	19,200	630,912
France Telecom SA	187,500	4,888,125
Level 3 Communications, Inc. (a)	750,500	4,007,670
Qwest Communications International, Inc. (a)	2,205,100	16,957,219
		26,483,926
Wireless Telecommunication Services - 3.7%
American Tower Corp. Class A (a)	307,800	11,656,386
Centennial Communications Corp. Class A	231,935	1,509,897
China Mobile (Hong Kong) Ltd. sponsored ADR	101,600	4,287,520
Dobson Communications Corp. Class A	488,700	4,227,255
		21,681,058
TOTAL TELECOMMUNICATION SERVICES		48,164,984
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
International Power PLC	213,400	1,422,942
TOTAL COMMON STOCKS (Cost $504,457,376)		561,247,440
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,200	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $33,004)		0
Money Market Funds - 3.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	18,469,866	$ 18,469,866
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	995,275	995,275
TOTAL MONEY MARKET FUNDS (Cost $19,465,141)		19,465,141
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $523,955,521)		580,712,581
NET OTHER ASSETS - (0.4)%		(2,369,461)
NET ASSETS - 100%		$ 578,343,120
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 33,004
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,375,348
Fidelity Securities Lending Cash Central Fund	139,020
Total	$ 1,514,368
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.3%
France	3.6%
Switzerland	3.0%
Canada	2.9%
Ireland	2.2%
Panama	1.4%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $113,928,097 of which $79,590,858 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $970,726) - See accompanying schedule: Unaffiliated issuers (cost $504,490,380)	$ 561,247,440
Fidelity Central Funds (cost $19,465,141)	19,465,141
Total Investments (cost $523,955,521)		$ 580,712,581
Receivable for investments sold		5,552,265
Receivable for fund shares sold		3,973,037
Dividends receivable		645,983
Interest receivable		154,600
Receivable from investment adviser for expense reductions		216
Other receivables		24,396
Total assets		591,063,078

Liabilities
Payable for investments purchased	$ 9,733,411
Payable for fund shares redeemed	1,245,001
Accrued management fee	260,925
Distribution fees payable	242,707
Other affiliated payables	147,530
Other liabilities	95,109
Collateral on securities loaned, at value	995,275
Total liabilities		12,719,958

Net Assets		$ 578,343,120
Net Assets consist of:
Paid in capital		$ 635,707,168
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,119,254)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,755,206
Net Assets		$ 578,343,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($167,867,511 ÷ 9,118,681 shares)	$ 18.41

Maximum offering price per share (100/94.25 of $18.41)	$ 19.53
Class T: Net Asset Value and redemption price per share ($224,550,097 ÷ 12,388,513 shares)	$ 18.13

Maximum offering price per share (100/96.50 of $18.13)	$ 18.79
Class B: Net Asset Value and offering price per share ($66,973,185 ÷ 3,797,301 shares) A	$ 17.64

Class C: Net Asset Value and offering price per share ($80,758,492 ÷ 4,567,510 shares) A	$ 17.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,193,835 ÷ 2,037,407 shares)	$ 18.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 3,504,804
Interest		407
Income from Fidelity Central Funds		1,514,368
Total income		5,019,579

Expenses
Management fee	$ 2,189,041
Transfer agent fees	1,237,868
Distribution fees	2,191,233
Accounting and security lending fees	173,321
Custodian fees and expenses	58,432
Independent trustees' compensation	1,366
Registration fees	87,086
Audit	46,851
Legal	9,578
Miscellaneous	(34,473)
Total expenses before reductions	5,960,303
Expense reductions	(93,428)	5,866,875
Net investment income (loss)		(847,296)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,365,527
Foreign currency transactions	6,827
Total net realized gain (loss)		23,372,354
Change in net unrealized appreciation (depreciation) on: Investment securities	25,588,725
Assets and liabilities in foreign currencies	(2,445)
Total change in net unrealized appreciation (depreciation)		25,586,280
Net gain (loss)		48,958,634
Net increase (decrease) in net assets resulting from operations		$ 48,111,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (847,296)	$ (1,807,464)
Net realized gain (loss)	23,372,354	36,562,834
Change in net unrealized appreciation (depreciation)	25,586,280	13,066,525
Net increase (decrease) in net assets resulting from operations	48,111,338	47,821,895
Share transactions - net increase (decrease)	255,729,763	(58,299,581)
Total increase (decrease) in net assets	303,841,101	(10,477,686)

Net Assets
Beginning of period	274,502,019	284,979,705
End of period	$ 578,343,120	$ 274,502,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 13.33	$ 13.02	$ 11.15	$ 12.22
Income from Investment Operations
Net investment income (loss) C	.02	(.05) F	(.13) G, I	(.04)	.10
Net realized and unrealized gain (loss)	2.12	2.99	.44	1.99	(1.06)
Total from investment operations	2.14	2.94	.31	1.95	(.96)
Distributions from net investment income	-	-	-	(.08)	(.11)
Net asset value, end of period	$ 18.41	$ 16.27	$ 13.33	$ 13.02	$ 11.15
Total Return A, B	13.15%	22.06%	2.38%	17.64%	(7.93)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.23%	1.32%	1.38%	1.37%	1.47%
Expenses net of fee waivers, if any	1.23%	1.29%	1.38%	1.37%	1.47%
Expenses net of all reductions	1.20%	1.22%	1.30%	1.18%	1.28%
Net investment income (loss)	.09%	(.32)% F	(1.00)% G, I	(.33)%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,868	$ 44,542	$ 29,251	$ 33,954	$ 21,734
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 13.19	$ 12.91	$ 11.07	$ 12.13
Income from Investment Operations
Net investment income (loss) C	(.03)	(.08) F	(.16) G, I	(.07)	.08
Net realized and unrealized gain (loss)	2.10	2.95	.44	1.98	(1.06)
Total from investment operations	2.07	2.87	.28	1.91	(.98)
Distributions from net investment income	-	-	-	(.07)	(.08)
Net asset value, end of period	$ 18.13	$ 16.06	$ 13.19	$ 12.91	$ 11.07
Total Return A, B	12.89%	21.76%	2.17%	17.39%	(8.13)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.47%	1.56%	1.59%	1.62%	1.66%
Expenses net of fee waivers, if any	1.47%	1.54%	1.59%	1.62%	1.66%
Expenses net of all reductions	1.45%	1.47%	1.52%	1.43%	1.46%
Net investment income (loss)	(.15)%	(.57)% F	(1.21)% G, I	(.58)%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,550	$ 128,795	$ 146,833	$ 200,870	$ 172,694
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 12.97	$ 12.76	$ 10.93	$ 11.96
Income from Investment Operations
Net investment income (loss) C	(.11)	(.15) F	(.23) G, I	(.13)	.02
Net realized and unrealized gain (loss)	2.04	2.89	.44	1.96	(1.05)
Total from investment operations	1.93	2.74	.21	1.83	(1.03)
Net asset value, end of period	$ 17.64	$ 15.71	$ 12.97	$ 12.76	$ 10.93
Total Return A, B	12.29%	21.13%	1.65%	16.74%	(8.61)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.07%	2.18%	2.15%	2.16%
Expenses net of fee waivers, if any	2.00%	2.05%	2.18%	2.15%	2.16%
Expenses net of all reductions	1.97%	1.98%	2.10%	1.97%	1.97%
Net investment income (loss)	(.68)%	(1.08)% F	(1.80)% G, I	(1.11)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,973	$ 58,279	$ 63,970	$ 76,327	$ 70,748
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.82)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 12.99	$ 12.78	$ 10.94	$ 11.97
Income from Investment Operations
Net investment income (loss) C	(.11)	(.15) F	(.21) G, I	(.12)	.03
Net realized and unrealized gain (loss)	2.05	2.90	.42	1.97	(1.05)
Total from investment operations	1.94	2.75	.21	1.85	(1.02)
Distributions from net investment income	-	-	-	(.01)	(.01)
Net asset value, end of period	$ 17.68	$ 15.74	$ 12.99	$ 12.78	$ 10.94
Total Return A, B	12.33%	21.17%	1.64%	16.93%	(8.53)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.97%	2.06%	2.08%	2.04%	2.06%
Expenses net of fee waivers, if any	1.97%	2.03%	2.08%	2.04%	2.06%
Expenses net of all reductions	1.95%	1.97%	2.00%	1.86%	1.87%
Net investment income (loss)	(.66)%	(1.07)% F	(1.70)% G, I	(1.00)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,758	$ 41,059	$ 42,171	$ 54,362	$ 48,337
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.72)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 13.48	$ 13.12	$ 11.24	$ 12.33
Income from Investment Operations
Net investment income (loss) B	.08	(.01) E	(.08) F, H	.01	.17
Net realized and unrealized gain (loss)	2.16	3.04	.44	2.00	(1.07)
Total from investment operations	2.24	3.03	.36	2.01	(.90)
Distributions from net investment income	-	-	-	(.13)	(.19)
Net asset value, end of period	$ 18.75	$ 16.51	$ 13.48	$ 13.12	$ 11.24
Total Return A	13.57%	22.48%	2.74%	18.14%	(7.42)%
Ratios to Average Net Assets C, G
Expenses before reductions	.84%	1.01%	1.02%	.99%	.92%
Expenses net of fee waivers, if any	.84%	1.01%	1.02%	.99%	.92%
Expenses net of all reductions	.82%	.94%	.94%	.80%	.73%
Net investment income (loss)	.47%	(.05)% E	(.64)% F, H	.05%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,194	$ 1,827	$ 2,755	$ 2,807	$ 2,762
Portfolio turnover rate D	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 64,092,967
Unrealized depreciation	(7,528,922)
Net unrealized appreciation (depreciation)	56,564,045
Capital loss carryforward	(113,928,097)

Cost for federal income tax purposes	$ 524,148,536

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $793,900,496 and $554,727,587, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 216,345	$ 15,903
Class T	.25%	.25%	825,670	54,989
Class B	.75%	.25%	606,026	454,533
Class C	.75%	.25%	543,192	141,709
			$ 2,191,233	$ 667,134

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 297,520
Class T	61,848
Class B*	66,211
Class C*	10,033
$ 435,612

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 284,477.33
Class T	522,116.32
Class B	213,719.35
Class C	175,892.32
Institutional Class	41,664.20
	$ 1,237,868

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,730 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $932 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $139,020.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.00%	$ 7,484

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $79,911 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3,434
Class T	1,871
Class B	32
Class C	696
$ 6,033

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	7,635,666	1,716,737	$ 133,057,257	$ 24,848,315
Shares redeemed	(1,254,850)	(1,173,378)	(21,847,444)	(16,703,877)
Net increase (decrease)	6,380,816	543,359	$ 111,209,813	$ 8,144,438
Class T
Shares sold	7,199,074	2,001,000	$ 123,641,590	$ 28,843,556
Shares redeemed	(2,831,864)	(5,113,085)	(48,504,196)	(70,068,462)
Net increase (decrease)	4,367,210	(3,112,085)	$ 75,137,394	$ (41,224,906)
Class B
Shares sold	1,184,890	278,130	$ 19,845,362	$ 3,855,347
Shares redeemed	(1,097,944)	(1,501,358)	(18,407,223)	(20,204,866)
Net increase (decrease)	86,946	(1,223,228)	$ 1,438,139	$ (16,349,519)
Class C
Shares sold	2,724,921	625,926	$ 45,658,368	$ 9,154,424
Shares redeemed	(765,881)	(1,263,040)	(12,831,566)	(16,806,953)
Net increase (decrease)	1,959,040	(637,114)	$ 32,826,802	$ (7,652,529)
Institutional Class
Shares sold	2,549,623	40,846	$ 45,974,639	$ 636,333
Shares redeemed	(622,903)	(134,477)	(10,857,024)	(1,853,398)
Net increase (decrease)	1,926,720	(93,631)	$ 35,117,615	$ (1,217,065)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Dynamic Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

J. Fergus Shiel (49)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Shiel also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel worked as a research analyst and portfolio manager until leaving the firm in May 2003 to run his own investment firm. Mr. Shiel returned to Fidelity Investments as a portfolio manager in September 2005. Mr. Shiel also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARG-UANN-0107
1.786677.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	13.57%	9.34%	8.63%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from J. Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SMIndex gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Institutional Class shares returned 13.57%, trailing the S&P 500®. The fund lost a lot of ground versus the index during the May-July market correction, when investors shifted their interest from economically sensitive stocks to defensive holdings. On a sector basis, stock selection in the consumer discretionary sector detracted from relative performance. Overweighting technology also hurt. I reduced our holdings in both of those sectors significantly by period end. Our positioning within energy - another group I trimmed - held back performance as well. Not having positions in two major index components, energy giant Exxon Mobil and network equipment maker Cisco Systems, hurt performance, as both stocks outperformed the index. Also detracting from the fund's relative return was cellular handset maker Motorola and two for-profit education companies, Career Education and Apollo Group, both of which I sold. Conversely, my picks in industrials and materials - both sectors where I increased exposure - added to performance. Allegheny Technologies, a maker of titanium alloys that benefited from a strong production cycle in commercial aircraft manufacturing, was a key contributor. Also helping were media stock Walt Disney and teen clothing retailer American Eagle Outfitters. Not owning weak performing index component Intel further aided our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,050.20	$ 6.27
Hypothetical A	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,049.20	$ 7.45
Hypothetical A	$ 1,000.00	$ 1,017.80	$ 7.33
Class B
Actual	$ 1,000.00	$ 1,046.30	$ 10.26
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,046.20	$ 10.11
Hypothetical A	$ 1,000.00	$ 1,015.19	$ 9.95
Institutional Class
Actual	$ 1,000.00	$ 1,052.20	$ 4.37
Hypothetical A	$ 1,000.00	$ 1,020.81	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.45%
Class B	2.00%
Class C	1.97%
Institutional Class	.85%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.5	4.2
Biogen Idec, Inc.	3.1	1.7
General Electric Co.	3.1	1.0
Monsanto Co.	3.0	1.5
Qwest Communications International, Inc.	2.9	2.0
Morgan Stanley	2.9	1.7
Google, Inc. Class A (sub. vtg.)	2.7	0.0
Abercrombie & Fitch Co. Class A	2.5	1.8
Goldman Sachs Group, Inc.	2.4	0.0
Burlington Northern Santa Fe Corp.	2.3	1.2
	29.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.6	18.7
Consumer Discretionary	17.5	17.4
Information Technology	16.7	14.9
Health Care	11.7	8.3
Financials	11.3	5.1
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.0%		Stocks 89.6%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 10.4%
* Foreign investments	15.7%	** Foreign investments	9.7%

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Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.5%
Automobiles - 0.4%
Fiat Spa (a)	111,074	$ 2,060,944
Diversified Consumer Services - 0.2%
Corinthian Colleges, Inc. (a)	98,400	1,269,360
Hotels, Restaurants & Leisure - 1.8%
Accor SA	45,600	3,315,055
Ambassadors Group, Inc.	21,841	618,537
Las Vegas Sands Corp. (a)	33,100	3,030,636
Six Flags, Inc. (d)	205,800	1,113,378
Wynn Resorts Ltd.	29,424	2,584,898
		10,662,504
Household Durables - 2.2%
Whirlpool Corp.	150,100	12,803,530
Media - 6.0%
Dow Jones & Co., Inc.	142,900	5,157,261
Mediacom Communications Corp. Class A (a)	85,503	691,719
The McClatchy Co. Class A	12,100	504,207
The Walt Disney Co.	778,400	25,726,119
Viacom, Inc. Class B (non-vtg.) (a)	66,900	2,509,419
		34,588,725
Multiline Retail - 2.0%
Federated Department Stores, Inc.	24,800	1,043,832
Saks, Inc.	28,300	580,716
Sears Holdings Corp. (a)	24,567	4,211,275
Target Corp.	104,000	6,041,360
		11,877,183
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	213,200	14,378,208
American Eagle Outfitters, Inc.	120,316	5,435,877
Gymboree Corp. (a)	77,510	3,084,898
Wet Seal, Inc. Class A (a)	252,000	1,829,520
		24,728,503
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (a)	34,800	1,941,840
Wolverine World Wide, Inc.	50,300	1,461,718
		3,403,558
TOTAL CONSUMER DISCRETIONARY		101,394,307
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 1.8%
Tesco PLC	143,300	$ 1,101,980
Wal-Mart Stores, Inc.	182,300	8,404,030
Whole Foods Market, Inc.	21,000	1,024,800
		10,530,810
Tobacco - 0.8%
Reynolds American, Inc.	67,600	4,342,624
TOTAL CONSUMER STAPLES		14,873,434
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp.	9,800	371,217
FINANCIALS - 11.3%
Capital Markets - 8.2%
E*TRADE Financial Corp.	172,000	4,140,040
Goldman Sachs Group, Inc.	69,700	13,577,560
Jefferies Group, Inc.	158,400	4,592,016
Man Group PLC	179,300	1,670,443
Morgan Stanley	222,500	16,945,600
UBS AG (NY Shares)	106,900	6,437,518
		47,363,177
Consumer Finance - 2.1%
American Express Co.	201,500	11,832,080
Diversified Financial Services - 0.4%
Deutsche Boerse AG	14,800	2,477,207
Thrifts & Mortgage Finance - 0.6%
Clayton Holdings, Inc.	50,800	759,968
Countrywide Financial Corp.	74,100	2,943,252
		3,703,220
TOTAL FINANCIALS		65,375,684
HEALTH CARE - 11.7%
Biotechnology - 4.7%
Biogen Idec, Inc. (a)	348,700	18,223,062
Genentech, Inc. (a)	78,800	6,441,900
MedImmune, Inc. (a)	82,200	2,687,118
		27,352,080
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	58,100	$ 2,599,394
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	83,200	3,798,080
VCA Antech, Inc. (a)	117,662	3,793,423
		7,591,503
Pharmaceuticals - 5.2%
Elan Corp. PLC sponsored ADR (a)	489,700	7,085,959
Johnson & Johnson	196,000	12,918,360
Merck & Co., Inc.	229,801	10,228,443
		30,232,762
TOTAL HEALTH CARE		67,775,739
INDUSTRIALS - 20.6%
Aerospace & Defense - 0.7%
General Dynamics Corp.	8,400	628,656
Goodrich Corp.	54,400	2,448,000
Hexcel Corp. (a)	30,400	544,160
Teledyne Technologies, Inc. (a)	10,000	402,000
		4,022,816
Airlines - 2.2%
AMR Corp. (a)	226,700	7,245,332
Ryanair Holdings PLC sponsored ADR (a)	68,400	5,238,756
		12,484,088
Building Products - 0.1%
Kingspan Group PLC (Ireland)	17,600	392,705
Commercial Services & Supplies - 1.2%
Fuel Tech, Inc. (a)	78,820	1,921,632
Monster Worldwide, Inc. (a)	24,500	1,069,425
RPS Group PLC	35,900	187,870
Stericycle, Inc. (a)	51,268	3,712,829
		6,891,756
Construction & Engineering - 0.2%
Foster Wheeler Ltd. (a)	26,900	1,452,600
Electrical Equipment - 3.9%
ABB Ltd. sponsored ADR	403,200	6,564,096
Alstom SA (a)	72,300	8,401,155
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - continued
Rockwell Automation, Inc.	60,200	$ 3,917,816
Schneider Electric SA	33,400	3,615,662
		22,498,729
Industrial Conglomerates - 4.5%
General Electric Co.	509,476	17,974,313
McDermott International, Inc. (a)	159,200	8,291,136
		26,265,449
Machinery - 2.8%
Deere & Co.	124,440	11,946,240
Flow International Corp. (a)	122,278	1,356,063
Flowserve Corp. (a)	29,900	1,609,816
Invensys PLC (a)	239,500	1,229,801
		16,141,920
Road & Rail - 4.5%
Burlington Northern Santa Fe Corp.	177,200	13,318,352
Norfolk Southern Corp.	259,200	12,765,600
		26,083,952
Trading Companies & Distributors - 0.5%
WESCO International, Inc. (a)	41,000	2,742,900
TOTAL INDUSTRIALS		118,976,915
INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 4.1%
Harris Corp.	6,200	261,082
Motorola, Inc.	580,400	12,867,468
Research In Motion Ltd. (a)	67,400	9,357,142
Sycamore Networks, Inc. (a)	302,900	1,129,817
		23,615,509
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	104,600	9,589,728
Dell, Inc. (a)	144,700	3,941,628
Diebold, Inc.	81,900	3,767,400
		17,298,756
Electronic Equipment & Instruments - 0.4%
Daktronics, Inc.	60,315	2,182,197
Maxwell Technologies, Inc. (a)(d)	33,726	477,560
		2,659,757
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 5.9%
Akamai Technologies, Inc. (a)	103,800	$ 5,072,706
DealerTrack Holdings, Inc.	110,895	3,030,760
Equinix, Inc. (a)	35,800	2,732,256
Google, Inc. Class A (sub. vtg.) (a)	31,800	15,420,456
RealNetworks, Inc. (a)	224,805	2,585,258
The Knot, Inc. (a)	15,694	432,684
ValueClick, Inc. (a)	93,700	2,330,319
VeriSign, Inc. (a)	87,800	2,292,458
		33,896,897
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom Corp. Class A (a)	179,302	5,886,485
Trident Microsystems, Inc. (a)	38,496	807,646
		6,694,131
Software - 2.2%
Activision, Inc. (a)	148,200	2,526,810
Autodesk, Inc. (a)	26,800	1,103,624
BEA Systems, Inc. (a)	53,000	729,810
Electronic Arts, Inc. (a)	129,200	7,215,820
Salesforce.com, Inc. (a)	26,100	1,017,900
		12,593,964
TOTAL INFORMATION TECHNOLOGY		96,759,014
MATERIALS - 8.0%
Chemicals - 5.8%
Agrium, Inc.	58,900	1,808,182
Ecolab, Inc.	65,600	2,909,360
Monsanto Co.	358,900	17,252,323
Mosaic Co. (a)	86,100	1,833,930
Potash Corp. of Saskatchewan, Inc.	36,200	5,094,788
Syngenta AG sponsored ADR	137,800	4,851,938
		33,750,521
Metals & Mining - 1.7%
Allegheny Technologies, Inc.	79,530	7,129,865
Titanium Metals Corp.	73,263	2,342,218
		9,472,083
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.5%
Weyerhaeuser Co.	45,000	$ 2,910,600
TOTAL MATERIALS		46,133,204
TELECOMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 4.6%
Cbeyond, Inc.	19,200	630,912
France Telecom SA	187,500	4,888,125
Level 3 Communications, Inc. (a)	750,500	4,007,670
Qwest Communications International, Inc. (a)	2,205,100	16,957,219
		26,483,926
Wireless Telecommunication Services - 3.7%
American Tower Corp. Class A (a)	307,800	11,656,386
Centennial Communications Corp. Class A	231,935	1,509,897
China Mobile (Hong Kong) Ltd. sponsored ADR	101,600	4,287,520
Dobson Communications Corp. Class A	488,700	4,227,255
		21,681,058
TOTAL TELECOMMUNICATION SERVICES		48,164,984
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
International Power PLC	213,400	1,422,942
TOTAL COMMON STOCKS (Cost $504,457,376)		561,247,440
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,200	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $33,004)		0
Money Market Funds - 3.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	18,469,866	$ 18,469,866
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	995,275	995,275
TOTAL MONEY MARKET FUNDS (Cost $19,465,141)		19,465,141
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $523,955,521)		580,712,581
NET OTHER ASSETS - (0.4)%		(2,369,461)
NET ASSETS - 100%		$ 578,343,120
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 33,004
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,375,348
Fidelity Securities Lending Cash Central Fund	139,020
Total	$ 1,514,368
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.3%
France	3.6%
Switzerland	3.0%
Canada	2.9%
Ireland	2.2%
Panama	1.4%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $113,928,097 of which $79,590,858 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $970,726) - See accompanying schedule: Unaffiliated issuers (cost $504,490,380)	$ 561,247,440
Fidelity Central Funds (cost $19,465,141)	19,465,141
Total Investments (cost $523,955,521)		$ 580,712,581
Receivable for investments sold		5,552,265
Receivable for fund shares sold		3,973,037
Dividends receivable		645,983
Interest receivable		154,600
Receivable from investment adviser for expense reductions		216
Other receivables		24,396
Total assets		591,063,078

Liabilities
Payable for investments purchased	$ 9,733,411
Payable for fund shares redeemed	1,245,001
Accrued management fee	260,925
Distribution fees payable	242,707
Other affiliated payables	147,530
Other liabilities	95,109
Collateral on securities loaned, at value	995,275
Total liabilities		12,719,958

Net Assets		$ 578,343,120
Net Assets consist of:
Paid in capital		$ 635,707,168
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,119,254)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,755,206
Net Assets		$ 578,343,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($167,867,511 ÷ 9,118,681 shares)	$ 18.41

Maximum offering price per share (100/94.25 of $18.41)	$ 19.53
Class T: Net Asset Value and redemption price per share ($224,550,097 ÷ 12,388,513 shares)	$ 18.13

Maximum offering price per share (100/96.50 of $18.13)	$ 18.79
Class B: Net Asset Value and offering price per share ($66,973,185 ÷ 3,797,301 shares) A	$ 17.64

Class C: Net Asset Value and offering price per share ($80,758,492 ÷ 4,567,510 shares) A	$ 17.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,193,835 ÷ 2,037,407 shares)	$ 18.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 3,504,804
Interest		407
Income from Fidelity Central Funds		1,514,368
Total income		5,019,579

Expenses
Management fee	$ 2,189,041
Transfer agent fees	1,237,868
Distribution fees	2,191,233
Accounting and security lending fees	173,321
Custodian fees and expenses	58,432
Independent trustees' compensation	1,366
Registration fees	87,086
Audit	46,851
Legal	9,578
Miscellaneous	(34,473)
Total expenses before reductions	5,960,303
Expense reductions	(93,428)	5,866,875
Net investment income (loss)		(847,296)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,365,527
Foreign currency transactions	6,827
Total net realized gain (loss)		23,372,354
Change in net unrealized appreciation (depreciation) on: Investment securities	25,588,725
Assets and liabilities in foreign currencies	(2,445)
Total change in net unrealized appreciation (depreciation)		25,586,280
Net gain (loss)		48,958,634
Net increase (decrease) in net assets resulting from operations		$ 48,111,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (847,296)	$ (1,807,464)
Net realized gain (loss)	23,372,354	36,562,834
Change in net unrealized appreciation (depreciation)	25,586,280	13,066,525
Net increase (decrease) in net assets resulting from operations	48,111,338	47,821,895
Share transactions - net increase (decrease)	255,729,763	(58,299,581)
Total increase (decrease) in net assets	303,841,101	(10,477,686)

Net Assets
Beginning of period	274,502,019	284,979,705
End of period	$ 578,343,120	$ 274,502,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 13.33	$ 13.02	$ 11.15	$ 12.22
Income from Investment Operations
Net investment income (loss) C	.02	(.05) F	(.13) G, I	(.04)	.10
Net realized and unrealized gain (loss)	2.12	2.99	.44	1.99	(1.06)
Total from investment operations	2.14	2.94	.31	1.95	(.96)
Distributions from net investment income	-	-	-	(.08)	(.11)
Net asset value, end of period	$ 18.41	$ 16.27	$ 13.33	$ 13.02	$ 11.15
Total Return A, B	13.15%	22.06%	2.38%	17.64%	(7.93)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.23%	1.32%	1.38%	1.37%	1.47%
Expenses net of fee waivers, if any	1.23%	1.29%	1.38%	1.37%	1.47%
Expenses net of all reductions	1.20%	1.22%	1.30%	1.18%	1.28%
Net investment income (loss)	.09%	(.32)% F	(1.00)% G, I	(.33)%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,868	$ 44,542	$ 29,251	$ 33,954	$ 21,734
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 13.19	$ 12.91	$ 11.07	$ 12.13
Income from Investment Operations
Net investment income (loss) C	(.03)	(.08) F	(.16) G, I	(.07)	.08
Net realized and unrealized gain (loss)	2.10	2.95	.44	1.98	(1.06)
Total from investment operations	2.07	2.87	.28	1.91	(.98)
Distributions from net investment income	-	-	-	(.07)	(.08)
Net asset value, end of period	$ 18.13	$ 16.06	$ 13.19	$ 12.91	$ 11.07
Total Return A, B	12.89%	21.76%	2.17%	17.39%	(8.13)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.47%	1.56%	1.59%	1.62%	1.66%
Expenses net of fee waivers, if any	1.47%	1.54%	1.59%	1.62%	1.66%
Expenses net of all reductions	1.45%	1.47%	1.52%	1.43%	1.46%
Net investment income (loss)	(.15)%	(.57)% F	(1.21)% G, I	(.58)%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,550	$ 128,795	$ 146,833	$ 200,870	$ 172,694
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 12.97	$ 12.76	$ 10.93	$ 11.96
Income from Investment Operations
Net investment income (loss) C	(.11)	(.15) F	(.23) G, I	(.13)	.02
Net realized and unrealized gain (loss)	2.04	2.89	.44	1.96	(1.05)
Total from investment operations	1.93	2.74	.21	1.83	(1.03)
Net asset value, end of period	$ 17.64	$ 15.71	$ 12.97	$ 12.76	$ 10.93
Total Return A, B	12.29%	21.13%	1.65%	16.74%	(8.61)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.07%	2.18%	2.15%	2.16%
Expenses net of fee waivers, if any	2.00%	2.05%	2.18%	2.15%	2.16%
Expenses net of all reductions	1.97%	1.98%	2.10%	1.97%	1.97%
Net investment income (loss)	(.68)%	(1.08)% F	(1.80)% G, I	(1.11)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,973	$ 58,279	$ 63,970	$ 76,327	$ 70,748
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.82)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 12.99	$ 12.78	$ 10.94	$ 11.97
Income from Investment Operations
Net investment income (loss) C	(.11)	(.15) F	(.21) G, I	(.12)	.03
Net realized and unrealized gain (loss)	2.05	2.90	.42	1.97	(1.05)
Total from investment operations	1.94	2.75	.21	1.85	(1.02)
Distributions from net investment income	-	-	-	(.01)	(.01)
Net asset value, end of period	$ 17.68	$ 15.74	$ 12.99	$ 12.78	$ 10.94
Total Return A, B	12.33%	21.17%	1.64%	16.93%	(8.53)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.97%	2.06%	2.08%	2.04%	2.06%
Expenses net of fee waivers, if any	1.97%	2.03%	2.08%	2.04%	2.06%
Expenses net of all reductions	1.95%	1.97%	2.00%	1.86%	1.87%
Net investment income (loss)	(.66)%	(1.07)% F	(1.70)% G, I	(1.00)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,758	$ 41,059	$ 42,171	$ 54,362	$ 48,337
Portfolio turnover rate E	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.72)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 13.48	$ 13.12	$ 11.24	$ 12.33
Income from Investment Operations
Net investment income (loss) B	.08	(.01) E	(.08) F, H	.01	.17
Net realized and unrealized gain (loss)	2.16	3.04	.44	2.00	(1.07)
Total from investment operations	2.24	3.03	.36	2.01	(.90)
Distributions from net investment income	-	-	-	(.13)	(.19)
Net asset value, end of period	$ 18.75	$ 16.51	$ 13.48	$ 13.12	$ 11.24
Total Return A	13.57%	22.48%	2.74%	18.14%	(7.42)%
Ratios to Average Net Assets C, G
Expenses before reductions	.84%	1.01%	1.02%	.99%	.92%
Expenses net of fee waivers, if any	.84%	1.01%	1.02%	.99%	.92%
Expenses net of all reductions	.82%	.94%	.94%	.80%	.73%
Net investment income (loss)	.47%	(.05)% E	(.64)% F, H	.05%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,194	$ 1,827	$ 2,755	$ 2,807	$ 2,762
Portfolio turnover rate D	150%	204%	201%	300%	285%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 64,092,967
Unrealized depreciation	(7,528,922)
Net unrealized appreciation (depreciation)	56,564,045
Capital loss carryforward	(113,928,097)

Cost for federal income tax purposes	$ 524,148,536

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $793,900,496 and $554,727,587, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 216,345	$ 15,903
Class T	.25%	.25%	825,670	54,989
Class B	.75%	.25%	606,026	454,533
Class C	.75%	.25%	543,192	141,709
			$ 2,191,233	$ 667,134

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 297,520
Class T	61,848
Class B*	66,211
Class C*	10,033
$ 435,612

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 284,477.33
Class T	522,116.32
Class B	213,719.35
Class C	175,892.32
Institutional Class	41,664.20
	$ 1,237,868

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,730 for the period.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $932 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $139,020.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.00%	$ 7,484

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $79,911 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3,434
Class T	1,871
Class B	32
Class C	696
$ 6,033

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	7,635,666	1,716,737	$ 133,057,257	$ 24,848,315
Shares redeemed	(1,254,850)	(1,173,378)	(21,847,444)	(16,703,877)
Net increase (decrease)	6,380,816	543,359	$ 111,209,813	$ 8,144,438
Class T
Shares sold	7,199,074	2,001,000	$ 123,641,590	$ 28,843,556
Shares redeemed	(2,831,864)	(5,113,085)	(48,504,196)	(70,068,462)
Net increase (decrease)	4,367,210	(3,112,085)	$ 75,137,394	$ (41,224,906)
Class B
Shares sold	1,184,890	278,130	$ 19,845,362	$ 3,855,347
Shares redeemed	(1,097,944)	(1,501,358)	(18,407,223)	(20,204,866)
Net increase (decrease)	86,946	(1,223,228)	$ 1,438,139	$ (16,349,519)
Class C
Shares sold	2,724,921	625,926	$ 45,658,368	$ 9,154,424
Shares redeemed	(765,881)	(1,263,040)	(12,831,566)	(16,806,953)
Net increase (decrease)	1,959,040	(637,114)	$ 32,826,802	$ (7,652,529)
Institutional Class
Shares sold	2,549,623	40,846	$ 45,974,639	$ 636,333
Shares redeemed	(622,903)	(134,477)	(10,857,024)	(1,853,398)
Net increase (decrease)	1,926,720	(93,631)	$ 35,117,615	$ (1,217,065)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Dynamic Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

J. Fergus Shiel (49)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Shiel also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel worked as a research analyst and portfolio manager until leaving the firm in May 2003 to run his own investment firm. Mr. Shiel returned to Fidelity Investments as a portfolio manager in September 2005. Mr. Shiel also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARGI-UANN-0107
1.786678.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.16%	0.26%	5.24%
Class T (incl. 3.50% sales charge)	3.35%	0.55%	5.31%
Class B (incl. contingent deferred sales charge) A	1.44%	0.26%	5.31%
Class C (incl. contingent deferred sales charge) B	5.47%	0.68%	5.09%

A Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 31, 1996. Returns prior to December 31, 1996 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T shares, and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class A, T, B, and C
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, who managed Fidelity® Advisor Equity Growth Fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Class A, Class T, Class B and Class C shares gained 7.33%, 7.10%, 6.44% and 6.47%, respectively (excluding sales charges), during the period, versus 8.82% for the Russell 3000® Growth Index. The fund underperformed mainly because of its conservative positioning in the second half of the period, as well as inopportune stock selection, especially in areas of health care, information technology, consumer discretionary and financials. Detracting the most was ill-timed trading in software giant Microsoft, as well as underweighted positions in networking equipment leader Cisco Systems and aircraft builder Boeing. Weak results from such holdings as eBay, the online auctioneer, and QUALCOMM, which provides technological solutions to the wireless industry, also hurt. Where the fund did well versus the index - in energy and in segments of the consumer staples sector, for example - those gains also were mainly a product of stock picking. Among the top contributors were energy services firms Schlumberger and Baker Hughes, as well as Taiwanese contract manufacturer Hon Hai Precision Industry and pharmaceuticals leader Merck. Hon Hai and eBay were sold from the fund.

Note to shareholders: Jason Weiner became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,065.50	$ 5.85
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,064.40	$ 6.78
HypotheticalA	$ 1,000.00	$ 1,018.50	$ 6.63
Class B
Actual	$ 1,000.00	$ 1,061.30	$ 9.97
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,061.30	$ 9.92
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class
Actual	$ 1,000.00	$ 1,067.20	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.31%
Class B	1.93%
Class C	1.92%
Institutional Class	.79%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	3.1	0.3
Intel Corp.	2.8	0.0
General Electric Co.	2.7	4.5
Google, Inc. Class A (sub. vtg.)	2.7	2.0
Biogen Idec, Inc.	2.6	0.0
Microsoft Corp.	2.2	2.4
Johnson & Johnson	1.9	3.2
PepsiCo, Inc.	1.9	2.1
Amgen, Inc.	1.8	2.0
Commerce Bancorp, Inc., New Jersey	1.5	0.0
	23.2
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.7	23.8
Health Care	20.5	17.5
Consumer Discretionary	10.9	8.8
Consumer Staples	9.9	14.5
Industrials	9.7	12.7
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.0%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	11.5%	** Foreign investments	13.0%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.5%
Toyota Motor Corp. sponsored ADR	255,900	$ 30,721
Diversified Consumer Services - 1.1%
Sotheby's Class A (ltd. vtg.)	959,700	29,837
Weight Watchers International, Inc.	751,900	36,798
		66,635
Hotels, Restaurants & Leisure - 1.7%
Bob Evans Farms, Inc.	221,437	7,522
International Game Technology	239,700	10,494
McCormick & Schmick's Seafood Restaurants (a)	295,382	7,408
McDonald's Corp.	760,300	31,910
Starbucks Corp. (a)	1,003,946	35,429
Yum! Brands, Inc.	202,377	12,383
		105,146
Household Durables - 1.0%
Furniture Brands International, Inc.	214,765	3,698
Garmin Ltd.	383,100	19,496
Sony Corp. sponsored ADR	1,008,431	39,742
		62,936
Media - 2.5%
Comcast Corp. Class A (special) (a)	519,800	20,938
Lamar Advertising Co. Class A (a)	555,060	33,498
McGraw-Hill Companies, Inc.	213,300	14,216
Omnicom Group, Inc.	345,500	35,296
Time Warner, Inc.	1,527,700	30,768
Viacom, Inc. Class B (non-vtg.) (a)	583,700	21,895
		156,611
Multiline Retail - 1.4%
Dollar Tree Stores, Inc. (a)	715,418	21,470
Fred's, Inc. Class A	954,677	11,256
Kohl's Corp. (a)(d)	743,900	51,775
Saks, Inc.	312,000	6,402
		90,903
Specialty Retail - 1.6%
Guess?, Inc. (a)(d)	435,900	27,096
J. Crew Group, Inc.	354,400	13,946
RadioShack Corp.	1,162,800	20,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	1,197,813	$ 30,508
Zumiez, Inc. (a)	315,200	9,680
		101,614
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (d)	465,206	19,981
Polo Ralph Lauren Corp. Class A	522,248	40,840
Under Armour, Inc. Class A (sub. vtg.)	196,655	9,227
		70,048
TOTAL CONSUMER DISCRETIONARY		684,614
CONSUMER STAPLES - 9.9%
Beverages - 2.6%
Brown-Forman Corp. Class B (non-vtg.)	295,200	20,502
PepsiCo, Inc.	1,868,085	115,765
The Coca-Cola Co.	544,200	25,485
		161,752
Food & Staples Retailing - 3.1%
CVS Corp.	2,741,615	78,876
Sysco Corp.	359,700	12,895
Wal-Mart Stores, Inc.	1,526,900	70,390
Walgreen Co.	818,500	33,141
		195,302
Food Products - 0.9%
Groupe Danone sponsored ADR (d)	444,056	14,498
Pilgrims Pride Corp. Class B	251,262	6,412
Tyson Foods, Inc. Class A	2,384,900	37,896
		58,806
Household Products - 1.4%
Church & Dwight Co., Inc.	215,625	9,037
Colgate-Palmolive Co.	723,600	47,070
Procter & Gamble Co.	500,600	31,433
		87,540
Personal Products - 0.5%
Avon Products, Inc.	947,721	30,934
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Altria Group, Inc.	1,034,100	$ 87,082
TOTAL CONSUMER STAPLES		621,416
ENERGY - 5.7%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	266,230	19,549
Halliburton Co.	1,144,700	38,622
Noble Corp.	166,300	12,847
Schlumberger Ltd. (NY Shares)	295,000	20,202
		91,220
Oil, Gas & Consumable Fuels - 4.2%
BG Group PLC sponsored ADR	327,000	22,076
Chesapeake Energy Corp.	1,968,192	66,978
Denbury Resources, Inc. (a)	274,100	8,045
EOG Resources, Inc.	318,700	22,478
Exxon Mobil Corp.	433,700	33,312
Noble Energy, Inc.	81,700	4,371
OAO Gazprom sponsored ADR	711,600	33,552
Petroplus Holdings AG (a)	77,760	4,538
Quicksilver Resources, Inc. (a)	167,600	7,091
Ultra Petroleum Corp. (a)	815,482	43,954
XTO Energy, Inc.	346,000	17,508
		263,903
TOTAL ENERGY		355,123
FINANCIALS - 8.7%
Capital Markets - 2.7%
Charles Schwab Corp.	831,200	15,244
Goldman Sachs Group, Inc.	63,400	12,350
Merrill Lynch & Co., Inc.	423,000	36,983
Northern Trust Corp.	539,400	30,724
State Street Corp.	694,900	43,174
UBS AG (NY Shares)	518,292	31,212
		169,687
Commercial Banks - 2.4%
Canadian Western Bank, Edmonton	226,300	9,202
Commerce Bancorp, Inc., New Jersey (d)	2,761,800	96,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
East West Bancorp, Inc.	193,682	$ 6,897
M&T Bank Corp.	52,200	6,193
Standard Chartered PLC (United Kingdom)	1,082,860	31,053
		149,345
Consumer Finance - 1.4%
American Express Co.	1,457,812	85,603
Insurance - 2.2%
ACE Ltd.	282,000	16,029
AFLAC, Inc.	267,500	11,807
American International Group, Inc.	1,205,299	84,757
Willis Group Holdings Ltd.	582,400	23,447
		136,040
Real Estate Management & Development - 0.0%
GAGFAH SA	67,800	2,119
Thrifts & Mortgage Finance - 0.0%
Fannie Mae	55,424	3,161
TOTAL FINANCIALS		545,955
HEALTH CARE - 20.5%
Biotechnology - 10.0%
Acorda Therapeutics, Inc. (d)	623,067	12,063
Altus Pharmaceuticals, Inc.	351,949	6,444
Amgen, Inc. (a)	1,571,290	111,562
Amylin Pharmaceuticals, Inc. (a)(d)	859,975	34,399
Biogen Idec, Inc. (a)	3,097,302	161,865
Cephalon, Inc. (a)	418,800	31,351
CSL Ltd.	137,385	6,428
Genentech, Inc. (a)	923,600	75,504
Gilead Sciences, Inc. (a)	1,154,608	76,112
MedImmune, Inc. (a)	884,000	28,898
OSI Pharmaceuticals, Inc. (a)	829,990	30,444
PDL BioPharma, Inc. (a)	1,121,147	25,461
Senomyx, Inc. (a)	178,417	2,401
Telik, Inc. (a)(d)	814,407	13,853
Theravance, Inc. (a)	417,551	13,065
		629,850
Health Care Equipment & Supplies - 3.5%
Becton, Dickinson & Co.	773,900	55,504
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	572,400	$ 47,103
Cochlear Ltd.	101,354	4,503
DENTSPLY International, Inc.	816,286	26,064
Hologic, Inc. (a)	242,150	12,115
Mentor Corp. (d)	679,027	33,917
Mindray Medical International Ltd. Sponsored ADR	158,700	3,809
ResMed, Inc. (a)	611,400	30,570
Sirona Dental Systems, Inc.	175,638	6,492
		220,077
Health Care Providers & Services - 1.7%
Cardinal Health, Inc.	483,200	31,224
Cross Country Healthcare, Inc. (a)	300,228	5,960
Henry Schein, Inc. (a)	984,284	50,720
Medco Health Solutions, Inc. (a)	382,900	19,225
		107,129
Life Sciences Tools & Services - 1.1%
Covance, Inc. (a)	745,301	44,621
Pharmaceutical Product Development, Inc.	740,871	23,404
		68,025
Pharmaceuticals - 4.2%
Allergan, Inc.	287,800	33,552
Johnson & Johnson	1,822,480	120,120
Merck & Co., Inc.	1,617,100	71,977
Wyeth	749,160	36,169
		261,818
TOTAL HEALTH CARE		1,286,899
INDUSTRIALS - 9.7%
Aerospace & Defense - 1.0%
The Boeing Co.	729,159	64,552
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	204,360	15,924
Airlines - 0.7%
AirTran Holdings, Inc. (a)	1,068,300	13,279
Ryanair Holdings PLC sponsored ADR (a)	23,000	1,762
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)	153,454	$ 6,227
US Airways Group, Inc. (a)	441,200	25,043
		46,311
Commercial Services & Supplies - 1.0%
Cintas Corp.	732,649	30,918
Equifax, Inc.	590,500	22,433
Tele Atlas NV (a)	290,704	5,751
		59,102
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	169,200	14,191
Electrical Equipment - 1.9%
ABB Ltd. sponsored ADR	5,746,700	93,556
General Cable Corp.	637,800	27,107
		120,663
Industrial Conglomerates - 4.0%
General Electric Co.	4,722,090	166,595
McDermott International, Inc. (a)	615,600	32,060
Textron, Inc.	340,200	33,152
Tyco International Ltd.	646,787	19,591
		251,398
Machinery - 0.4%
Deere & Co.	215,300	20,669
Valmont Industries, Inc.	106,331	6,300
		26,969
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	518,641	12,453
TOTAL INDUSTRIALS		611,563
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 8.1%
Cisco Systems, Inc. (a)	7,151,300	192,223
Corning, Inc. (a)	3,125,300	67,381
Harris Corp.	703,800	29,637
Juniper Networks, Inc. (a)	2,081,500	44,315
Nice Systems Ltd. sponsored ADR	1,050,710	33,623
QUALCOMM, Inc.	1,112,597	40,710
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Research In Motion Ltd. (a)	598,500	$ 83,090
TomTom Group BV (a)(d)	396,565	19,047
		510,026
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	745,466	68,344
Dell, Inc. (a)	1,190,714	32,435
EMC Corp. (a)	4,014,042	52,624
Network Appliance, Inc. (a)	1,447,585	56,760
		210,163
Electronic Equipment & Instruments - 0.8%
Amphenol Corp. Class A	674,518	45,955
Dolby Laboratories, Inc. Class A (a)	109,000	3,111
		49,066
Internet Software & Services - 2.8%
Google, Inc. Class A (sub. vtg.) (a)	343,400	166,522
VeriSign, Inc. (a)	293,700	7,669
		174,191
IT Services - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	530,500	43,268
ExlService Holdings, Inc.	165,654	3,742
First Data Corp.	1,238,400	31,270
Infosys Technologies Ltd. sponsored ADR	452,900	24,244
Paychex, Inc.	714,586	28,162
Satyam Computer Services Ltd. sponsored ADR	1,390,000	32,457
Western Union Co. (a)	3,199,900	72,958
WNS Holdings Ltd. ADR	101,500	3,441
		239,542
Semiconductors & Semiconductor Equipment - 4.8%
Broadcom Corp. Class A (a)	2,130,100	69,931
FormFactor, Inc. (a)	46,100	1,722
Integrated Device Technology, Inc. (a)	1,332,100	21,980
Intel Corp.	8,245,200	176,035
National Semiconductor Corp.	643,100	15,557
SiRF Technology Holdings, Inc. (a)	477,340	14,588
		299,813
Software - 6.1%
Activision, Inc. (a)	1,264,254	21,556
Electronic Arts, Inc. (a)	1,059,313	59,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc. (a)	1,071,700	$ 33,737
Microsoft Corp.	4,739,524	139,010
NSD Co. Ltd. (d)	454,100	16,079
Oracle Corp. (a)	3,566,000	67,861
Red Hat, Inc. (a)	779,558	13,564
Take-Two Interactive Software, Inc. (a)(d)	1,748,366	30,352
Ubisoft Entertainment SA (a)	60,659	3,815
		385,137
TOTAL INFORMATION TECHNOLOGY		1,867,938
MATERIALS - 1.1%
Chemicals - 1.1%
Monsanto Co.	1,062,700	51,084
Praxair, Inc.	253,000	15,787
		66,871
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	586,900	19,902
BellSouth Corp.	400,900	17,876
Level 3 Communications, Inc. (a)	2,548,200	13,607
		51,385
TOTAL COMMON STOCKS (Cost $5,618,768)		6,091,764
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	72,500	0
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	664,000	0
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B (a)	127,898,435	$ 251
TOTAL PREFERRED STOCKS (Cost $4,926)		251
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 5.35% (b)	216,524,911	216,525
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	76,595,980	76,596
TOTAL MONEY MARKET FUNDS (Cost $293,121)		293,121
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $5,916,815)		6,385,136
NET OTHER ASSETS - (1.6)%		(103,418)
NET ASSETS - 100%		$ 6,281,718
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,088
GeneProt, Inc. Series A	7/7/00	$ 3,595
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts In thousands)
Fidelity Cash Central Fund	$ 2,226
Fidelity Securities Lending Cash Central Fund	1,827
Total	$ 4,053
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cross Country Healthcare, Inc.	$ -	$ 32,605	$ 33,733	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Canada	2.2%
Switzerland	2.1%
Japan	1.4%
Others (individually less than 1%)	5.8%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $1,741,849,352 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006
Assets
Investment in securities, at value (including securities loaned of $74,058) - See accompanying schedule: Unaffiliated issuers (cost $5,623,694)	$ 6,092,015
Fidelity Central Funds (cost $293,121)	293,121
Total Investments (cost $5,916,815)		$ 6,385,136
Cash		242
Receivable for investments sold		139,563
Receivable for fund shares sold		5,929
Dividends receivable		6,563
Interest receivable		306
Other receivables		465
Total assets		6,538,204

Liabilities
Payable for investments purchased	$ 150,237
Payable for fund shares redeemed	22,903
Accrued management fee	2,960
Distribution fees payable	2,143
Other affiliated payables	1,567
Other payables and accrued expenses	80
Collateral on securities loaned, at value	76,596
Total liabilities		256,486

Net Assets		$ 6,281,718
Net Assets consist of:
Paid in capital		$ 7,567,577
Undistributed net investment income		4,386
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,758,569)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		468,324
Net Assets		$ 6,281,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,183,487 ÷ 22,955.2 shares)	$ 51.56

Maximum offering price per share (100/94.25 of $51.56)	$ 54.71
Class T: Net Asset Value and redemption price per share ($3,000,588 ÷ 58,180.3 shares)	$ 51.57

Maximum offering price per share (100/96.50 of $51.57)	$ 53.44
Class B: Net Asset Value and offering price per share ($457,097 ÷ 9,503.6 shares)A	$ 48.10

Class C: Net Asset Value and offering price per share ($299,128 ÷ 6,123.6 shares)A	$ 48.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,341,418 ÷ 24,494.3 shares)	$ 54.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006
Investment Income
Dividends		$ 86,359
Interest		103
Income from Fidelity Central Funds		4,053
Total income		90,515

Expenses
Management fee	$ 39,167
Transfer agent fees	16,672
Distribution fees	29,368
Accounting and security lending fees	1,249
Custodian fees and expenses	268
Independent trustees' compensation	27
Appreciation in deferred trustee compensation account	5
Registration fees	183
Audit	85
Legal	119
Interest	103
Miscellaneous	(301)
Total expenses before reductions	86,945
Expense reductions	(1,188)	85,757
Net investment income (loss)		4,758
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	573,017
Other affiliated issuers	6,692
Foreign currency transactions	(203)
Total net realized gain (loss)		579,506
Change in net unrealized appreciation (depreciation) on: Investment securities	(154,692)
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		(154,681)
Net gain (loss)		424,825
Net increase (decrease) in net assets resulting from operations		$ 429,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,758	$ (24,817)
Net realized gain (loss)	579,506	688,409
Change in net unrealized appreciation (depreciation)	(154,681)	(17,021)
Net increase (decrease) in net assets resulting from operations	429,583	646,571
Share transactions - net increase (decrease)	(1,777,266)	(3,400,079)
Total increase (decrease) in net assets	(1,347,683)	(2,753,508)

Net Assets
Beginning of period	7,629,401	10,382,909
End of period (including undistributed net investment income of $4,386 and accumulated net investment loss of $270, respectively)	$ 6,281,718	$ 7,629,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 48.04	$ 44.21	$ 43.05	$ 36.42	$ 47.97
Income from Investment Operations
Net investment income (loss) C	.10	(.06)	- F, H	(.06)	(.12)
Net realized and unrealized gain (loss)	3.42	3.89	1.16	6.69	(11.43)
Total from investment operations	3.52	3.83	1.16	6.63	(11.55)
Net asset value, end of period	$ 51.56	$ 48.04	$ 44.21	$ 43.05	$ 36.42
Total Return A, B	7.33%	8.66%	2.69%	18.20%	(24.08)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.13%	1.14%	1.15%	1.18%	1.20%
Expenses net of fee waivers, if any	1.13%	1.14%	1.15%	1.18%	1.20%
Expenses net of all reductions	1.11%	1.10%	1.11%	1.14%	1.12%
Net investment income (loss)	.20%	(.14)%	.01%	(.17)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,183	$ 1,386	$ 1,127	$ 770	$ 560
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 48.15	$ 44.39	$ 43.31	$ 36.71	$ 48.42
Income from Investment Operations
Net investment income (loss) C	.01	(.15)	(.08)F	(.13)	(.19)
Net realized and unrealized gain (loss)	3.41	3.91	1.16	6.73	(11.52)
Total from investment operations	3.42	3.76	1.08	6.60	(11.71)
Net asset value, end of period	$ 51.57	$ 48.15	$ 44.39	$ 43.31	$ 36.71
Total Return A, B	7.10%	8.47%	2.49%	17.98%	(24.18)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.33%	1.33%	1.36%	1.36%
Expenses net of fee waivers, if any	1.31%	1.33%	1.33%	1.36%	1.36%
Expenses net of all reductions	1.29%	1.29%	1.30%	1.32%	1.28%
Net investment income (loss)	.02%	(.34)%	(.18)%	(.35)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,001	$ 3,858	$ 5,055	$ 5,425	$ 4,792
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.12 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 45.19	$ 41.91	$ 41.15	$ 35.08	$ 46.55
Income from Investment Operations
Net investment income (loss) C	(.28)	(.41)	(.33) F	(.33)	(.42)
Net realized and unrealized gain (loss)	3.19	3.69	1.09	6.40	(11.05)
Total from investment operations	2.91	3.28	.76	6.07	(11.47)
Net asset value, end of period	$ 48.10	$ 45.19	$ 41.91	$ 41.15	$ 35.08
Total Return A, B	6.44%	7.83%	1.85%	17.30%	(24.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	2.02%	2.03%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.93%	1.91%	1.92%	1.91%	1.88%
Net investment income (loss)	(.62)%	(.96)%	(.80)%	(.94)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 457	$ 766	$ 1,027	$ 1,205	$ 1,135
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 45.88	$ 42.55	$ 41.77	$ 35.61	$ 47.23
Income from Investment Operations
Net investment income (loss) C	(.27)	(.41)	(.33) F	(.34)	(.41)
Net realized and unrealized gain (loss)	3.24	3.74	1.11	6.50	(11.21)
Total from investment operations	2.97	3.33	.78	6.16	(11.62)
Net asset value, end of period	$ 48.85	$ 45.88	$ 42.55	$ 41.77	$ 35.61
Total Return A, B	6.47%	7.83%	1.87%	17.30%	(24.60)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.94%	1.93%	1.94%	1.92%
Expenses net of fee waivers, if any	1.92%	1.94%	1.93%	1.94%	1.92%
Expenses net of all reductions	1.90%	1.90%	1.90%	1.90%	1.85%
Net investment income (loss)	(.59)%	(.95)%	(.78)%	(.93)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 365	$ 481	$ 547	$ 504
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 50.86	$ 46.63	$ 45.24	$ 38.11	$ 49.97
Income from Investment Operations
Net investment income (loss) B	.28	.10	.18 E	.10	.06
Net realized and unrealized gain (loss)	3.62	4.13	1.21	7.03	(11.92)
Total from investment operations	3.90	4.23	1.39	7.13	(11.86)
Net asset value, end of period	$ 54.76	$ 50.86	$ 46.63	$ 45.24	$ 38.11
Total Return A	7.67%	9.07%	3.07%	18.71%	(23.73)%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.79%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.78%	.79%	.76%	.76%	.76%
Expenses net of all reductions	.76%	.75%	.73%	.72%	.68%
Net investment income (loss)	.55%	.21%	.39%	.25%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,341	$ 1,255	$ 2,692	$ 2,417	$ 1,972
Portfolio turnover rate D	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholder - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 610,369
Unrealized depreciation	(158,765)
Net unrealized appreciation (depreciation)	451,604
Undistributed ordinary income	4,594
Capital loss carryforward	(1,741,849)

Cost for federal income tax purposes	$ 5,933,532

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,077,374 and $9,025,312, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,449	$ 95
Class T	.25%	.25%	16,704	122
Class B	.75%	.25%	5,992	4,497
Class C	.75%	.25%	3,223	149
			$ 29,368	$ 4,863

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 98
Class T	89
Class B*	962
Class C*	13
$ 1,162

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,903.28
Class T	7,288.22
Class B	2,066.35
Class C	1,041.32
Institutional Class	2,374.19
	$ 16,672

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,040	5.25%	$ 103

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $20 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,827.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,041 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 46
Class T	87
Class B	2
Class C	8
Institutional Class	3
$ 146

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	13,052	12,377	$ 637,341	$ 558,075
Shares redeemed	(18,936)	(9,044)	(904,877)	(407,461)
Net increase (decrease)	(5,884)	3,333	$ (267,536)	$ 150,614
Class T
Shares sold	8,731	13,921	$ 428,215	$ 627,022
Shares redeemed	(30,668)	(47,702)	(1,502,144)	(2,143,932)
Net increase (decrease)	(21,937)	(33,781)	$ (1,073,929)	$ (1,516,910)
Class B
Shares sold	377	627	$ 17,319	$ 26,518
Shares redeemed	(7,821)	(8,181)	(358,617)	(347,327)
Net increase (decrease)	(7,444)	(7,554)	$ (341,298)	$ (320,809)
Class C
Shares sold	559	928	$ 26,049	$ 39,950
Shares redeemed	(2,390)	(4,271)	(111,645)	(184,004)
Net increase (decrease)	(1,831)	(3,343)	$ (85,596)	$ (144,054)
Institutional Class
Shares sold	7,188	9,036	$ 371,884	$ 427,185
Shares redeemed	(7,377)	(42,096)	(380,791)	(1,996,105)
Net increase (decrease)	(189)	(33,060)	$ (8,907)	$ (1,568,920)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Jason Weiner (37)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner worked as a research analyst and portfolio manager. Mr. Weiner also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0107
1.786679.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.67%	1.85%	6.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, who managed Fidelity® Advisor Equity Growth Fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Institutional Class shares gained 7.67% during the period, versus 8.82% for the Russell 3000® Growth Index. The fund underperformed mainly because of its conservative positioning in the second half of the period, as well as inopportune stock selection, especially in areas of health care, information technology, consumer discretionary and financials. Detracting the most was ill-timed trading in software giant Microsoft, as well as underweighted positions in networking equipment leader Cisco Systems and aircraft builder Boeing. Weak results from such holdings as eBay, the online auctioneer, and QUALCOMM, which provides technological solutions to the wireless industry, also hurt. Where the fund did well versus the index - in energy and in segments of the consumer staples sector, for example - those gains also were mainly a product of stock picking. Among the top contributors were energy services firms Schlumberger and Baker Hughes, as well as Taiwanese contract manufacturer Hon Hai Precision Industry and pharmaceuticals leader Merck. Hon Hai and eBay were sold from the fund.

Note to shareholders: Jason Weiner became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,065.50	$ 5.85
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,064.40	$ 6.78
HypotheticalA	$ 1,000.00	$ 1,018.50	$ 6.63
Class B
Actual	$ 1,000.00	$ 1,061.30	$ 9.97
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,061.30	$ 9.92
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class
Actual	$ 1,000.00	$ 1,067.20	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.31%
Class B	1.93%
Class C	1.92%
Institutional Class	.79%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	3.1	0.3
Intel Corp.	2.8	0.0
General Electric Co.	2.7	4.5
Google, Inc. Class A (sub. vtg.)	2.7	2.0
Biogen Idec, Inc.	2.6	0.0
Microsoft Corp.	2.2	2.4
Johnson & Johnson	1.9	3.2
PepsiCo, Inc.	1.9	2.1
Amgen, Inc.	1.8	2.0
Commerce Bancorp, Inc., New Jersey	1.5	0.0
	23.2
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.7	23.8
Health Care	20.5	17.5
Consumer Discretionary	10.9	8.8
Consumer Staples	9.9	14.5
Industrials	9.7	12.7
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.0%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	11.5%	** Foreign investments	13.0%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.5%
Toyota Motor Corp. sponsored ADR	255,900	$ 30,721
Diversified Consumer Services - 1.1%
Sotheby's Class A (ltd. vtg.)	959,700	29,837
Weight Watchers International, Inc.	751,900	36,798
		66,635
Hotels, Restaurants & Leisure - 1.7%
Bob Evans Farms, Inc.	221,437	7,522
International Game Technology	239,700	10,494
McCormick & Schmick's Seafood Restaurants (a)	295,382	7,408
McDonald's Corp.	760,300	31,910
Starbucks Corp. (a)	1,003,946	35,429
Yum! Brands, Inc.	202,377	12,383
		105,146
Household Durables - 1.0%
Furniture Brands International, Inc.	214,765	3,698
Garmin Ltd.	383,100	19,496
Sony Corp. sponsored ADR	1,008,431	39,742
		62,936
Media - 2.5%
Comcast Corp. Class A (special) (a)	519,800	20,938
Lamar Advertising Co. Class A (a)	555,060	33,498
McGraw-Hill Companies, Inc.	213,300	14,216
Omnicom Group, Inc.	345,500	35,296
Time Warner, Inc.	1,527,700	30,768
Viacom, Inc. Class B (non-vtg.) (a)	583,700	21,895
		156,611
Multiline Retail - 1.4%
Dollar Tree Stores, Inc. (a)	715,418	21,470
Fred's, Inc. Class A	954,677	11,256
Kohl's Corp. (a)(d)	743,900	51,775
Saks, Inc.	312,000	6,402
		90,903
Specialty Retail - 1.6%
Guess?, Inc. (a)(d)	435,900	27,096
J. Crew Group, Inc.	354,400	13,946
RadioShack Corp.	1,162,800	20,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	1,197,813	$ 30,508
Zumiez, Inc. (a)	315,200	9,680
		101,614
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (d)	465,206	19,981
Polo Ralph Lauren Corp. Class A	522,248	40,840
Under Armour, Inc. Class A (sub. vtg.)	196,655	9,227
		70,048
TOTAL CONSUMER DISCRETIONARY		684,614
CONSUMER STAPLES - 9.9%
Beverages - 2.6%
Brown-Forman Corp. Class B (non-vtg.)	295,200	20,502
PepsiCo, Inc.	1,868,085	115,765
The Coca-Cola Co.	544,200	25,485
		161,752
Food & Staples Retailing - 3.1%
CVS Corp.	2,741,615	78,876
Sysco Corp.	359,700	12,895
Wal-Mart Stores, Inc.	1,526,900	70,390
Walgreen Co.	818,500	33,141
		195,302
Food Products - 0.9%
Groupe Danone sponsored ADR (d)	444,056	14,498
Pilgrims Pride Corp. Class B	251,262	6,412
Tyson Foods, Inc. Class A	2,384,900	37,896
		58,806
Household Products - 1.4%
Church & Dwight Co., Inc.	215,625	9,037
Colgate-Palmolive Co.	723,600	47,070
Procter & Gamble Co.	500,600	31,433
		87,540
Personal Products - 0.5%
Avon Products, Inc.	947,721	30,934
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Altria Group, Inc.	1,034,100	$ 87,082
TOTAL CONSUMER STAPLES		621,416
ENERGY - 5.7%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	266,230	19,549
Halliburton Co.	1,144,700	38,622
Noble Corp.	166,300	12,847
Schlumberger Ltd. (NY Shares)	295,000	20,202
		91,220
Oil, Gas & Consumable Fuels - 4.2%
BG Group PLC sponsored ADR	327,000	22,076
Chesapeake Energy Corp.	1,968,192	66,978
Denbury Resources, Inc. (a)	274,100	8,045
EOG Resources, Inc.	318,700	22,478
Exxon Mobil Corp.	433,700	33,312
Noble Energy, Inc.	81,700	4,371
OAO Gazprom sponsored ADR	711,600	33,552
Petroplus Holdings AG (a)	77,760	4,538
Quicksilver Resources, Inc. (a)	167,600	7,091
Ultra Petroleum Corp. (a)	815,482	43,954
XTO Energy, Inc.	346,000	17,508
		263,903
TOTAL ENERGY		355,123
FINANCIALS - 8.7%
Capital Markets - 2.7%
Charles Schwab Corp.	831,200	15,244
Goldman Sachs Group, Inc.	63,400	12,350
Merrill Lynch & Co., Inc.	423,000	36,983
Northern Trust Corp.	539,400	30,724
State Street Corp.	694,900	43,174
UBS AG (NY Shares)	518,292	31,212
		169,687
Commercial Banks - 2.4%
Canadian Western Bank, Edmonton	226,300	9,202
Commerce Bancorp, Inc., New Jersey (d)	2,761,800	96,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
East West Bancorp, Inc.	193,682	$ 6,897
M&T Bank Corp.	52,200	6,193
Standard Chartered PLC (United Kingdom)	1,082,860	31,053
		149,345
Consumer Finance - 1.4%
American Express Co.	1,457,812	85,603
Insurance - 2.2%
ACE Ltd.	282,000	16,029
AFLAC, Inc.	267,500	11,807
American International Group, Inc.	1,205,299	84,757
Willis Group Holdings Ltd.	582,400	23,447
		136,040
Real Estate Management & Development - 0.0%
GAGFAH SA	67,800	2,119
Thrifts & Mortgage Finance - 0.0%
Fannie Mae	55,424	3,161
TOTAL FINANCIALS		545,955
HEALTH CARE - 20.5%
Biotechnology - 10.0%
Acorda Therapeutics, Inc. (d)	623,067	12,063
Altus Pharmaceuticals, Inc.	351,949	6,444
Amgen, Inc. (a)	1,571,290	111,562
Amylin Pharmaceuticals, Inc. (a)(d)	859,975	34,399
Biogen Idec, Inc. (a)	3,097,302	161,865
Cephalon, Inc. (a)	418,800	31,351
CSL Ltd.	137,385	6,428
Genentech, Inc. (a)	923,600	75,504
Gilead Sciences, Inc. (a)	1,154,608	76,112
MedImmune, Inc. (a)	884,000	28,898
OSI Pharmaceuticals, Inc. (a)	829,990	30,444
PDL BioPharma, Inc. (a)	1,121,147	25,461
Senomyx, Inc. (a)	178,417	2,401
Telik, Inc. (a)(d)	814,407	13,853
Theravance, Inc. (a)	417,551	13,065
		629,850
Health Care Equipment & Supplies - 3.5%
Becton, Dickinson & Co.	773,900	55,504
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	572,400	$ 47,103
Cochlear Ltd.	101,354	4,503
DENTSPLY International, Inc.	816,286	26,064
Hologic, Inc. (a)	242,150	12,115
Mentor Corp. (d)	679,027	33,917
Mindray Medical International Ltd. Sponsored ADR	158,700	3,809
ResMed, Inc. (a)	611,400	30,570
Sirona Dental Systems, Inc.	175,638	6,492
		220,077
Health Care Providers & Services - 1.7%
Cardinal Health, Inc.	483,200	31,224
Cross Country Healthcare, Inc. (a)	300,228	5,960
Henry Schein, Inc. (a)	984,284	50,720
Medco Health Solutions, Inc. (a)	382,900	19,225
		107,129
Life Sciences Tools & Services - 1.1%
Covance, Inc. (a)	745,301	44,621
Pharmaceutical Product Development, Inc.	740,871	23,404
		68,025
Pharmaceuticals - 4.2%
Allergan, Inc.	287,800	33,552
Johnson & Johnson	1,822,480	120,120
Merck & Co., Inc.	1,617,100	71,977
Wyeth	749,160	36,169
		261,818
TOTAL HEALTH CARE		1,286,899
INDUSTRIALS - 9.7%
Aerospace & Defense - 1.0%
The Boeing Co.	729,159	64,552
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	204,360	15,924
Airlines - 0.7%
AirTran Holdings, Inc. (a)	1,068,300	13,279
Ryanair Holdings PLC sponsored ADR (a)	23,000	1,762
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)	153,454	$ 6,227
US Airways Group, Inc. (a)	441,200	25,043
		46,311
Commercial Services & Supplies - 1.0%
Cintas Corp.	732,649	30,918
Equifax, Inc.	590,500	22,433
Tele Atlas NV (a)	290,704	5,751
		59,102
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	169,200	14,191
Electrical Equipment - 1.9%
ABB Ltd. sponsored ADR	5,746,700	93,556
General Cable Corp.	637,800	27,107
		120,663
Industrial Conglomerates - 4.0%
General Electric Co.	4,722,090	166,595
McDermott International, Inc. (a)	615,600	32,060
Textron, Inc.	340,200	33,152
Tyco International Ltd.	646,787	19,591
		251,398
Machinery - 0.4%
Deere & Co.	215,300	20,669
Valmont Industries, Inc.	106,331	6,300
		26,969
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	518,641	12,453
TOTAL INDUSTRIALS		611,563
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 8.1%
Cisco Systems, Inc. (a)	7,151,300	192,223
Corning, Inc. (a)	3,125,300	67,381
Harris Corp.	703,800	29,637
Juniper Networks, Inc. (a)	2,081,500	44,315
Nice Systems Ltd. sponsored ADR	1,050,710	33,623
QUALCOMM, Inc.	1,112,597	40,710
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Research In Motion Ltd. (a)	598,500	$ 83,090
TomTom Group BV (a)(d)	396,565	19,047
		510,026
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	745,466	68,344
Dell, Inc. (a)	1,190,714	32,435
EMC Corp. (a)	4,014,042	52,624
Network Appliance, Inc. (a)	1,447,585	56,760
		210,163
Electronic Equipment & Instruments - 0.8%
Amphenol Corp. Class A	674,518	45,955
Dolby Laboratories, Inc. Class A (a)	109,000	3,111
		49,066
Internet Software & Services - 2.8%
Google, Inc. Class A (sub. vtg.) (a)	343,400	166,522
VeriSign, Inc. (a)	293,700	7,669
		174,191
IT Services - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	530,500	43,268
ExlService Holdings, Inc.	165,654	3,742
First Data Corp.	1,238,400	31,270
Infosys Technologies Ltd. sponsored ADR	452,900	24,244
Paychex, Inc.	714,586	28,162
Satyam Computer Services Ltd. sponsored ADR	1,390,000	32,457
Western Union Co. (a)	3,199,900	72,958
WNS Holdings Ltd. ADR	101,500	3,441
		239,542
Semiconductors & Semiconductor Equipment - 4.8%
Broadcom Corp. Class A (a)	2,130,100	69,931
FormFactor, Inc. (a)	46,100	1,722
Integrated Device Technology, Inc. (a)	1,332,100	21,980
Intel Corp.	8,245,200	176,035
National Semiconductor Corp.	643,100	15,557
SiRF Technology Holdings, Inc. (a)	477,340	14,588
		299,813
Software - 6.1%
Activision, Inc. (a)	1,264,254	21,556
Electronic Arts, Inc. (a)	1,059,313	59,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc. (a)	1,071,700	$ 33,737
Microsoft Corp.	4,739,524	139,010
NSD Co. Ltd. (d)	454,100	16,079
Oracle Corp. (a)	3,566,000	67,861
Red Hat, Inc. (a)	779,558	13,564
Take-Two Interactive Software, Inc. (a)(d)	1,748,366	30,352
Ubisoft Entertainment SA (a)	60,659	3,815
		385,137
TOTAL INFORMATION TECHNOLOGY		1,867,938
MATERIALS - 1.1%
Chemicals - 1.1%
Monsanto Co.	1,062,700	51,084
Praxair, Inc.	253,000	15,787
		66,871
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	586,900	19,902
BellSouth Corp.	400,900	17,876
Level 3 Communications, Inc. (a)	2,548,200	13,607
		51,385
TOTAL COMMON STOCKS (Cost $5,618,768)		6,091,764
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	72,500	0
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	664,000	0
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B (a)	127,898,435	$ 251
TOTAL PREFERRED STOCKS (Cost $4,926)		251
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 5.35% (b)	216,524,911	216,525
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	76,595,980	76,596
TOTAL MONEY MARKET FUNDS (Cost $293,121)		293,121
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $5,916,815)		6,385,136
NET OTHER ASSETS - (1.6)%		(103,418)
NET ASSETS - 100%		$ 6,281,718
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,088
GeneProt, Inc. Series A	7/7/00	$ 3,595
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts In thousands)
Fidelity Cash Central Fund	$ 2,226
Fidelity Securities Lending Cash Central Fund	1,827
Total	$ 4,053
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cross Country Healthcare, Inc.	$ -	$ 32,605	$ 33,733	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Canada	2.2%
Switzerland	2.1%
Japan	1.4%
Others (individually less than 1%)	5.8%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $1,741,849,352 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006
Assets
Investment in securities, at value (including securities loaned of $74,058) - See accompanying schedule: Unaffiliated issuers (cost $5,623,694)	$ 6,092,015
Fidelity Central Funds (cost $293,121)	293,121
Total Investments (cost $5,916,815)		$ 6,385,136
Cash		242
Receivable for investments sold		139,563
Receivable for fund shares sold		5,929
Dividends receivable		6,563
Interest receivable		306
Other receivables		465
Total assets		6,538,204

Liabilities
Payable for investments purchased	$ 150,237
Payable for fund shares redeemed	22,903
Accrued management fee	2,960
Distribution fees payable	2,143
Other affiliated payables	1,567
Other payables and accrued expenses	80
Collateral on securities loaned, at value	76,596
Total liabilities		256,486

Net Assets		$ 6,281,718
Net Assets consist of:
Paid in capital		$ 7,567,577
Undistributed net investment income		4,386
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,758,569)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		468,324
Net Assets		$ 6,281,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,183,487 ÷ 22,955.2 shares)	$ 51.56

Maximum offering price per share (100/94.25 of $51.56)	$ 54.71
Class T: Net Asset Value and redemption price per share ($3,000,588 ÷ 58,180.3 shares)	$ 51.57

Maximum offering price per share (100/96.50 of $51.57)	$ 53.44
Class B: Net Asset Value and offering price per share ($457,097 ÷ 9,503.6 shares)A	$ 48.10

Class C: Net Asset Value and offering price per share ($299,128 ÷ 6,123.6 shares)A	$ 48.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,341,418 ÷ 24,494.3 shares)	$ 54.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006
Investment Income
Dividends		$ 86,359
Interest		103
Income from Fidelity Central Funds		4,053
Total income		90,515

Expenses
Management fee	$ 39,167
Transfer agent fees	16,672
Distribution fees	29,368
Accounting and security lending fees	1,249
Custodian fees and expenses	268
Independent trustees' compensation	27
Appreciation in deferred trustee compensation account	5
Registration fees	183
Audit	85
Legal	119
Interest	103
Miscellaneous	(301)
Total expenses before reductions	86,945
Expense reductions	(1,188)	85,757
Net investment income (loss)		4,758
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	573,017
Other affiliated issuers	6,692
Foreign currency transactions	(203)
Total net realized gain (loss)		579,506
Change in net unrealized appreciation (depreciation) on: Investment securities	(154,692)
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		(154,681)
Net gain (loss)		424,825
Net increase (decrease) in net assets resulting from operations		$ 429,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,758	$ (24,817)
Net realized gain (loss)	579,506	688,409
Change in net unrealized appreciation (depreciation)	(154,681)	(17,021)
Net increase (decrease) in net assets resulting from operations	429,583	646,571
Share transactions - net increase (decrease)	(1,777,266)	(3,400,079)
Total increase (decrease) in net assets	(1,347,683)	(2,753,508)

Net Assets
Beginning of period	7,629,401	10,382,909
End of period (including undistributed net investment income of $4,386 and accumulated net investment loss of $270, respectively)	$ 6,281,718	$ 7,629,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 48.04	$ 44.21	$ 43.05	$ 36.42	$ 47.97
Income from Investment Operations
Net investment income (loss) C	.10	(.06)	- F, H	(.06)	(.12)
Net realized and unrealized gain (loss)	3.42	3.89	1.16	6.69	(11.43)
Total from investment operations	3.52	3.83	1.16	6.63	(11.55)
Net asset value, end of period	$ 51.56	$ 48.04	$ 44.21	$ 43.05	$ 36.42
Total Return A, B	7.33%	8.66%	2.69%	18.20%	(24.08)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.13%	1.14%	1.15%	1.18%	1.20%
Expenses net of fee waivers, if any	1.13%	1.14%	1.15%	1.18%	1.20%
Expenses net of all reductions	1.11%	1.10%	1.11%	1.14%	1.12%
Net investment income (loss)	.20%	(.14)%	.01%	(.17)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,183	$ 1,386	$ 1,127	$ 770	$ 560
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 48.15	$ 44.39	$ 43.31	$ 36.71	$ 48.42
Income from Investment Operations
Net investment income (loss) C	.01	(.15)	(.08)F	(.13)	(.19)
Net realized and unrealized gain (loss)	3.41	3.91	1.16	6.73	(11.52)
Total from investment operations	3.42	3.76	1.08	6.60	(11.71)
Net asset value, end of period	$ 51.57	$ 48.15	$ 44.39	$ 43.31	$ 36.71
Total Return A, B	7.10%	8.47%	2.49%	17.98%	(24.18)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.33%	1.33%	1.36%	1.36%
Expenses net of fee waivers, if any	1.31%	1.33%	1.33%	1.36%	1.36%
Expenses net of all reductions	1.29%	1.29%	1.30%	1.32%	1.28%
Net investment income (loss)	.02%	(.34)%	(.18)%	(.35)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,001	$ 3,858	$ 5,055	$ 5,425	$ 4,792
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.12 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 45.19	$ 41.91	$ 41.15	$ 35.08	$ 46.55
Income from Investment Operations
Net investment income (loss) C	(.28)	(.41)	(.33) F	(.33)	(.42)
Net realized and unrealized gain (loss)	3.19	3.69	1.09	6.40	(11.05)
Total from investment operations	2.91	3.28	.76	6.07	(11.47)
Net asset value, end of period	$ 48.10	$ 45.19	$ 41.91	$ 41.15	$ 35.08
Total Return A, B	6.44%	7.83%	1.85%	17.30%	(24.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	2.02%	2.03%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.93%	1.91%	1.92%	1.91%	1.88%
Net investment income (loss)	(.62)%	(.96)%	(.80)%	(.94)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 457	$ 766	$ 1,027	$ 1,205	$ 1,135
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 45.88	$ 42.55	$ 41.77	$ 35.61	$ 47.23
Income from Investment Operations
Net investment income (loss) C	(.27)	(.41)	(.33) F	(.34)	(.41)
Net realized and unrealized gain (loss)	3.24	3.74	1.11	6.50	(11.21)
Total from investment operations	2.97	3.33	.78	6.16	(11.62)
Net asset value, end of period	$ 48.85	$ 45.88	$ 42.55	$ 41.77	$ 35.61
Total Return A, B	6.47%	7.83%	1.87%	17.30%	(24.60)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.94%	1.93%	1.94%	1.92%
Expenses net of fee waivers, if any	1.92%	1.94%	1.93%	1.94%	1.92%
Expenses net of all reductions	1.90%	1.90%	1.90%	1.90%	1.85%
Net investment income (loss)	(.59)%	(.95)%	(.78)%	(.93)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 365	$ 481	$ 547	$ 504
Portfolio turnover rate E	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 50.86	$ 46.63	$ 45.24	$ 38.11	$ 49.97
Income from Investment Operations
Net investment income (loss) B	.28	.10	.18 E	.10	.06
Net realized and unrealized gain (loss)	3.62	4.13	1.21	7.03	(11.92)
Total from investment operations	3.90	4.23	1.39	7.13	(11.86)
Net asset value, end of period	$ 54.76	$ 50.86	$ 46.63	$ 45.24	$ 38.11
Total Return A	7.67%	9.07%	3.07%	18.71%	(23.73)%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.79%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.78%	.79%	.76%	.76%	.76%
Expenses net of all reductions	.76%	.75%	.73%	.72%	.68%
Net investment income (loss)	.55%	.21%	.39%	.25%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,341	$ 1,255	$ 2,692	$ 2,417	$ 1,972
Portfolio turnover rate D	103%	80%	75%	62%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholder - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 610,369
Unrealized depreciation	(158,765)
Net unrealized appreciation (depreciation)	451,604
Undistributed ordinary income	4,594
Capital loss carryforward	(1,741,849)

Cost for federal income tax purposes	$ 5,933,532

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,077,374 and $9,025,312, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,449	$ 95
Class T	.25%	.25%	16,704	122
Class B	.75%	.25%	5,992	4,497
Class C	.75%	.25%	3,223	149
			$ 29,368	$ 4,863

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 98
Class T	89
Class B*	962
Class C*	13
$ 1,162

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,903.28
Class T	7,288.22
Class B	2,066.35
Class C	1,041.32
Institutional Class	2,374.19
	$ 16,672

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,040	5.25%	$ 103

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $20 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,827.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,041 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 46
Class T	87
Class B	2
Class C	8
Institutional Class	3
$ 146

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	13,052	12,377	$ 637,341	$ 558,075
Shares redeemed	(18,936)	(9,044)	(904,877)	(407,461)
Net increase (decrease)	(5,884)	3,333	$ (267,536)	$ 150,614
Class T
Shares sold	8,731	13,921	$ 428,215	$ 627,022
Shares redeemed	(30,668)	(47,702)	(1,502,144)	(2,143,932)
Net increase (decrease)	(21,937)	(33,781)	$ (1,073,929)	$ (1,516,910)
Class B
Shares sold	377	627	$ 17,319	$ 26,518
Shares redeemed	(7,821)	(8,181)	(358,617)	(347,327)
Net increase (decrease)	(7,444)	(7,554)	$ (341,298)	$ (320,809)
Class C
Shares sold	559	928	$ 26,049	$ 39,950
Shares redeemed	(2,390)	(4,271)	(111,645)	(184,004)
Net increase (decrease)	(1,831)	(3,343)	$ (85,596)	$ (144,054)
Institutional Class
Shares sold	7,188	9,036	$ 371,884	$ 427,185
Shares redeemed	(7,377)	(42,096)	(380,791)	(1,996,105)
Net increase (decrease)	(189)	(33,060)	$ (8,907)	$ (1,568,920)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Jason Weiner (37)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner worked as a research analyst and portfolio manager. Mr. Weiner also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPGI-UANN-0107
1.786680.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.80%	7.61%	8.53%
Class T (incl. 3.50% sales charge)	11.16%	7.88%	8.58%
Class B (incl. contingent deferred sales charge) A	9.46%	7.69%	8.62%
Class C (incl. contingent deferred sales charge) B	13.52%	8.03%	8.37%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from C. Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 15.44%, 15.19%, 14.46% and 14.52%, respectively (excluding sales charges), trailing the Russell 3000® Value Index, which rose 20.40%. The fund's underperformance was driven primarily by weak stock selection. A number of the fund's out-of-index and overweighted holdings hurt performance, including retailer Wal-Mart and insurer American International Group, respectively. Overweighting the lagging technology sector also detracted, with a position in semiconductor giant Intel having the biggest negative impact here. Energy services stocks such as BJ Services and Halliburton struggled when natural gas prices moderated and earnings expectations fell. Some health care holdings underperformed as well, most notably UnitedHealth Group and Bausch & Lomb. Weak results in industrials, including building products maker Masco, also dampened results, as did the fund's underexposure to areas that performed very well, such as real estate investment trusts (REITs). Conversely, BellSouth benefited when AT&T announced it would buy the company. Underweighting Sprint Nextel also helped when the stock weakened. General Growth Properties, the only REIT I owned at period end, rose in line with the strong performing industry, while several holdings in technology hardware, including Cisco Systems, moved up nicely. Other top contributors included retailer Ann Taylor and Freescale Semiconductor, neither of which remain in the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,109.30	$ 5.23
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,108.40	$ 6.34
Hypothetical A	$ 1,000.00	$ 1,019.05	$ 6.07
Class B
Actual	$ 1,000.00	$ 1,104.60	$ 9.65
Hypothetical A	$ 1,000.00	$ 1,015.89	$ 9.25
	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class C
Actual	$ 1,000.00	$ 1,105.10	$ 9.29
Hypothetical A	$ 1,000.00	$ 1,016.24	$ 8.90
Institutional Class
Actual	$ 1,000.00	$ 1,111.10	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.56	$ 3.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.20%
Class B	1.83%
Class C	1.76%
Institutional Class	.70%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.7	5.4
American International Group, Inc.	4.4	3.1
Wal-Mart Stores, Inc.	2.9	1.5
Bank of America Corp.	2.7	2.6
Citigroup, Inc.	2.6	2.7
BellSouth Corp.	2.2	1.9
Pfizer, Inc.	2.1	1.1
JPMorgan Chase & Co.	1.9	2.2
UnitedHealth Group, Inc.	1.8	0.4
International Business Machines Corp.	1.8	1.7
	28.1
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.8	25.3
Energy	13.5	14.0
Industrials	11.7	12.4
Health Care	10.5	8.1
Information Technology	9.8	11.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 98.1%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	3.0%	** Foreign investments	3.5%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.2%
Hotels, Restaurants & Leisure - 0.2%
Red Robin Gourmet Burgers, Inc. (a)	540,000	$ 18,560
Household Durables - 0.8%
KB Home	420,000	21,710
Whirlpool Corp.	420,000	35,826
		57,536
Media - 4.6%
Comcast Corp. Class A	920,000	37,223
Dow Jones & Co., Inc.	1,000,000	36,090
McGraw-Hill Companies, Inc.	440,000	29,326
Omnicom Group, Inc.	360,000	36,778
The Walt Disney Co.	2,100,000	69,405
Time Warner, Inc.	3,700,000	74,518
Viacom, Inc. Class B (non-vtg.) (a)	1,400,000	52,514
		335,854
Specialty Retail - 2.4%
Big 5 Sporting Goods Corp.	780,000	19,087
Home Depot, Inc.	2,400,000	91,128
Hot Topic, Inc. (a)	2,200,000	29,370
Williams-Sonoma, Inc.	1,100,000	34,892
		174,477
Textiles, Apparel & Luxury Goods - 0.2%
Adidas-Salomon AG	380,000	18,714
TOTAL CONSUMER DISCRETIONARY		605,141
CONSUMER STAPLES - 9.1%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	900,000	42,759
The Coca-Cola Co.	1,160,000	54,323
		97,082
Food & Staples Retailing - 3.2%
CVS Corp.	660,000	18,988
Nash-Finch Co.	114,583	3,031
Wal-Mart Stores, Inc.	4,600,000	212,060
		234,079
Food Products - 1.5%
General Mills, Inc.	660,000	36,927
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Hershey Co.	700,000	$ 37,079
McCormick & Co., Inc. (non-vtg.)	960,000	37,171
		111,177
Household Products - 1.2%
Colgate-Palmolive Co.	520,000	33,826
Kimberly-Clark Corp.	820,000	54,505
		88,331
Personal Products - 0.5%
Avon Products, Inc.	1,020,000	33,293
Tobacco - 1.4%
Altria Group, Inc.	1,200,000	101,052
TOTAL CONSUMER STAPLES		665,014
ENERGY - 13.5%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	520,000	38,184
BJ Services Co.	1,300,000	43,901
Halliburton Co.	2,300,000	77,602
National Oilwell Varco, Inc. (a)	543,406	36,142
Schlumberger Ltd. (NY Shares)	840,000	57,523
		253,352
Oil, Gas & Consumable Fuels - 10.0%
BP PLC sponsored ADR	1,100,000	74,888
Chevron Corp.	1,600,000	115,712
ConocoPhillips	900,000	60,570
Exxon Mobil Corp.	5,420,000	416,310
Massey Energy Co.	1,081,204	29,755
Valero Energy Corp.	700,000	38,549
		735,784
TOTAL ENERGY		989,136
FINANCIALS - 27.7%
Capital Markets - 2.3%
Merrill Lynch & Co., Inc.	620,000	54,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,000,000	$ 76,160
State Street Corp.	580,000	36,035
		166,402
Commercial Banks - 3.3%
U.S. Bancorp, Delaware	2,400,000	80,736
Wachovia Corp.	1,300,000	70,447
Wells Fargo & Co.	2,500,000	88,100
		239,283
Consumer Finance - 0.5%
American Express Co.	680,000	39,930
Diversified Financial Services - 7.2%
Bank of America Corp.	3,700,000	199,245
Citigroup, Inc.	3,800,000	188,442
JPMorgan Chase & Co.	3,100,000	143,468
		531,155
Insurance - 11.1%
ACE Ltd.	400,000	22,736
AFLAC, Inc.	2,080,000	91,811
American International Group, Inc.	4,600,000	323,472
Genworth Financial, Inc. Class A (non-vtg.)	2,200,000	72,160
Hartford Financial Services Group, Inc.	800,000	68,608
Marsh & McLennan Companies, Inc. (d)	3,468,181	108,970
MetLife, Inc.	1,300,000	76,349
PartnerRe Ltd.	200,000	13,944
The Chubb Corp.	700,000	36,232
		814,282
Real Estate Investment Trusts - 1.4%
General Growth Properties, Inc.	1,892,300	103,963
Thrifts & Mortgage Finance - 1.9%
Fannie Mae	660,000	37,640
Freddie Mac	1,100,000	73,876
MGIC Investment Corp.	540,000	31,298
		142,814
TOTAL FINANCIALS		2,037,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 10.5%
Biotechnology - 0.6%
Biogen Idec, Inc. (a)	760,000	$ 39,718
Health Care Equipment & Supplies - 2.5%
Bausch & Lomb, Inc.	420,000	20,336
Baxter International, Inc.	1,240,550	55,502
Becton, Dickinson & Co.	760,000	54,507
DENTSPLY International, Inc.	580,000	18,519
Hospira, Inc. (a)	560,000	18,368
Respironics, Inc. (a)	520,000	18,751
		185,983
Health Care Providers & Services - 3.3%
Caremark Rx, Inc.	380,000	17,974
Health Net, Inc. (a)	800,000	36,912
Medco Health Solutions, Inc. (a)	384,720	19,317
Quest Diagnostics, Inc.	720,000	38,282
UnitedHealth Group, Inc.	2,700,000	132,516
		245,001
Pharmaceuticals - 4.1%
Johnson & Johnson	560,000	36,910
Merck & Co., Inc.	2,500,000	111,275
Pfizer, Inc.	5,500,000	151,195
		299,380
TOTAL HEALTH CARE		770,082
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	1,500,000	64,470
Lockheed Martin Corp.	420,000	37,989
The Boeing Co.	420,000	37,183
United Technologies Corp.	560,000	36,137
		175,779
Air Freight & Logistics - 1.5%
EGL, Inc. (a)	540,000	17,248
United Parcel Service, Inc. Class B	1,200,000	93,504
		110,752
Building Products - 0.5%
Masco Corp.	1,300,000	37,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Fluor Corp.	200,000	$ 17,416
Industrial Conglomerates - 3.8%
3M Co.	940,000	76,572
General Electric Co.	3,600,000	127,008
Teleflex, Inc.	280,000	18,096
Tyco International Ltd.	1,900,000	57,551
		279,227
Machinery - 2.3%
Caterpillar, Inc.	600,000	37,218
Graco, Inc.	440,000	18,379
Illinois Tool Works, Inc.	780,000	36,816
Oshkosh Truck Co.	400,000	19,204
SPX Corp.	900,000	54,999
		166,616
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	560,000	42,090
YRC Worldwide, Inc. (a)	760,000	29,450
		71,540
TOTAL INDUSTRIALS		858,627
INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	1,400,000	37,632
Motorola, Inc.	1,700,000	37,689
		75,321
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	1,500,000	59,190
International Business Machines Corp.	1,400,000	128,688
		187,878
Electronic Equipment & Instruments - 0.6%
Arrow Electronics, Inc. (a)	913,600	29,016
Flextronics International Ltd. (a)	1,700,000	19,125
		48,141
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	600,000	16,194
IT Services - 0.3%
Computer Sciences Corp. (a)	360,000	18,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	660,000	$ 21,463
Applied Materials, Inc.	3,200,000	57,536
Intel Corp.	3,300,000	70,455
Linear Technology Corp.	560,000	17,998
Maxim Integrated Products, Inc.	1,200,000	37,776
MKS Instruments, Inc. (a)	1,700,000	35,377
National Semiconductor Corp.	1,500,000	36,285
Verigy Ltd.	1,100,000	19,624
		296,514
Software - 1.1%
Microsoft Corp.	2,700,000	79,191
TOTAL INFORMATION TECHNOLOGY		722,031
MATERIALS - 1.2%
Chemicals - 0.4%
Airgas, Inc.	680,000	28,934
Metals & Mining - 0.8%
Alcoa, Inc.	1,100,000	34,287
Newmont Mining Corp.	500,000	23,455
		57,742
TOTAL MATERIALS		86,676
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	2,200,000	74,602
BellSouth Corp.	3,700,000	164,983
Verizon Communications, Inc.	2,100,000	73,374
		312,959
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp.	1,800,000	35,118
TOTAL TELECOMMUNICATION SERVICES		348,077
UTILITIES - 1.6%
Electric Utilities - 1.0%
Edison International	400,000	18,392
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Exelon Corp.	580,000	$ 35,223
FirstEnergy Corp.	300,000	17,952
		71,567
Independent Power Producers & Energy Traders - 0.4%
TXU Corp.	480,000	27,547
Multi-Utilities - 0.2%
Wisconsin Energy Corp.	380,000	17,776
TOTAL UTILITIES		116,890
TOTAL COMMON STOCKS (Cost $5,716,948)		7,199,503
Nonconvertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	135,800	7,306
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,790)		7,306
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 5.35% (b)	154,995,225	154,995
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	3,031,500	3,032
TOTAL MONEY MARKET FUNDS (Cost $158,027)		158,027
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $5,881,765)		7,364,836
NET OTHER ASSETS - (0.3)%		(21,472)
NET ASSETS - 100%		$ 7,343,364
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,360
Fidelity Securities Lending Cash Central Fund	121
Total	$ 1,481
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big 5 Sporting Goods Corp.	$ 15,418	$ 11,577	$ 10,406	$ 342	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $2,953) - See accompanying schedule: Unaffiliated issuers (cost $5,723,738)	$ 7,206,809
Fidelity Central Funds (cost $158,027)	158,027
Total Investments (cost $5,881,765)		$ 7,364,836
Receivable for investments sold		83,438
Receivable for fund shares sold		10,570
Dividends receivable		16,882
Interest receivable		323
Other receivables		168
Total assets		7,476,217

Liabilities
Payable for investments purchased	$ 98,030
Payable for fund shares redeemed	25,091
Accrued management fee	2,812
Distribution fees payable	2,276
Other affiliated payables	1,560
Other payables and accrued expenses	52
Collateral on securities loaned, at value	3,032
Total liabilities		132,853

Net Assets		$ 7,343,364
Net Assets consist of:
Paid in capital		$ 5,187,959
Undistributed net investment income		27,416
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		644,918
Net unrealized appreciation (depreciation) on investments		1,483,071
Net Assets		$ 7,343,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,550,663 ÷ 48,732 shares)	$ 31.82

Maximum offering price per share (100/94.25 of $31.82)	$ 33.76
Class T: Net Asset Value and redemption price per share ($3,076,366 ÷ 95,490 shares)	$ 32.22

Maximum offering price per share (100/96.50 of $32.22)	$ 33.39
Class B: Net Asset Value and offering price per share ($419,965 ÷ 13,169 shares)A	$ 31.89

Class C: Net Asset Value and offering price per share ($403,112 ÷ 12,624 shares)A	$ 31.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,893,258 ÷ 58,005 shares)	$ 32.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $342 earned from other affiliated issuers)		$ 150,231
Interest		11
Income from Fidelity Central Funds		1,481
Total income		151,723

Expenses
Management fee	$ 31,997
Transfer agent fees	15,516
Distribution fees	26,190
Accounting and security lending fees	1,235
Custodian fees and expenses	88
Independent trustees' compensation	26
Appreciation in deferred trustee compensation account	4
Registration fees	255
Audit	80
Legal	109
Interest	31
Miscellaneous	(85)
Total expenses before reductions	75,446
Expense reductions	(482)	74,964
Net investment income (loss)		76,759
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	647,174
Other affiliated issuers	37
Foreign currency transactions	17
Total net realized gain (loss)		647,228
Change in net unrealized appreciation (depreciation) on: Investment securities	262,301
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		262,304
Net gain (loss)		909,532
Net increase (decrease) in net assets resulting from operations		$ 986,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,759	$ 57,190
Net realized gain (loss)	647,228	451,911
Change in net unrealized appreciation (depreciation)	262,304	126,283
Net increase (decrease) in net assets resulting from operations	986,291	635,384
Distributions to shareholders from net investment income	(63,146)	(64,978)
Distributions to shareholders from net realized gain	(383,156)	(106,854)
Total distributions	(446,302)	(171,832)
Share transactions - net increase (decrease)	(127,228)	(10,915)
Total increase (decrease) in net assets	412,761	452,637

Net Assets
Beginning of period	6,930,603	6,477,966
End of period (including undistributed net investment income of $27,416 and undistributed net investment income of $14,046, respectively)	$ 7,343,364	$ 6,930,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.49	$ 27.59	$ 24.07	$ 21.12	$ 23.73
Income from Investment Operations
Net investment income (loss) C	.36	.27	.28 F	.24	.21
Net realized and unrealized gain (loss)	3.93	2.41	3.44	2.94	(2.39)
Total from investment operations	4.29	2.68	3.72	3.18	(2.18)
Distributions from net investment income	(.31)	(.32)	(.20)	(.23)	(.20)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.96)	(.78)	(.20)	(.23)	(.43)
Net asset value, end of period	$ 31.82	$ 29.49	$ 27.59	$ 24.07	$ 21.12
Total Return A,B	15.44%	9.91%	15.51%	15.22%	(9.35)%
Ratios to Average Net Assets D,G
Expenses before reductions	.99%	1.00%	1.01%	1.01%	1.01%
Expenses net of fee waivers, if any	.99%	1.00%	1.01%	1.01%	1.01%
Expenses net of all reductions	.98%	.98%	.99%	.98%	.97%
Net investment income (loss)	1.23%	.96%	1.06%	1.10%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 1,551	$ 1,176	$ 870	$ 589	$ 464
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.83	$ 27.89	$ 24.34	$ 21.36	$ 23.98
Income from Investment Operations
Net investment income (loss) C	.30	.21	.22 F	.19	.16
Net realized and unrealized gain (loss)	3.98	2.44	3.49	2.98	(2.42)
Total from investment operations	4.28	2.65	3.71	3.17	(2.26)
Distributions from net investment income	(.24)	(.25)	(.16)	(.19)	(.13)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.89)	(.71)	(.16)	(.19)	(.36)
Net asset value, end of period	$ 32.22	$ 29.83	$ 27.89	$ 24.34	$ 21.36
Total Return A,B	15.19%	9.68%	15.28%	14.97%	(9.57)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.20%	1.22%	1.23%	1.25%	1.25%
Expenses net of fee waivers, if any	1.20%	1.22%	1.23%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.19%	1.22%	1.22%	1.20%
Net investment income (loss)	1.02%	.75%	.83%	.86%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 3,076	$ 3,000	$ 2,896	$ 2,289	$ 1,903
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.54	$ 27.62	$ 24.13	$ 21.18	$ 23.80
Income from Investment Operations
Net investment income (loss) C	.11	.03	.06 F	.06	.02
Net realized and unrealized gain (loss)	3.94	2.42	3.45	2.95	(2.39)
Total from investment operations	4.05	2.45	3.51	3.01	(2.37)
Distributions from net investment income	(.05)	(.07)	(.02)	(.06)	(.02)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.70)	(.53)	(.02)	(.06)	(.25)
Net asset value, end of period	$ 31.89	$ 29.54	$ 27.62	$ 24.13	$ 21.18
Total Return A,B	14.46%	9.00%	14.55%	14.25%	(10.07)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.83%	1.85%	1.86%	1.85%	1.84%
Expenses net of fee waivers, if any	1.83%	1.85%	1.85%	1.85%	1.84%
Expenses net of all reductions	1.82%	1.83%	1.84%	1.82%	1.79%
Net investment income (loss)	.39%	.12%	.22%	.26%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 420	$ 504	$ 573	$ 531	$ 472
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.59	$ 27.68	$ 24.17	$ 21.22	$ 23.84
Income from Investment Operations
Net investment income (loss) C	.13	.05	.07 F	.06	.03
Net realized and unrealized gain (loss)	3.95	2.42	3.46	2.96	(2.40)
Total from investment operations	4.08	2.47	3.53	3.02	(2.37)
Distributions from net investment income	(.09)	(.10)	(.02)	(.07)	(.02)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.74)	(.56)	(.02)	(.07)	(.25)
Net asset value, end of period	$ 31.93	$ 29.59	$ 27.68	$ 24.17	$ 21.22
Total Return A,B	14.52%	9.07%	14.61%	14.27%	(10.06)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.76%	1.79%	1.81%	1.81%	1.79%
Expenses net of fee waivers, if any	1.76%	1.79%	1.81%	1.81%	1.79%
Expenses net of all reductions	1.76%	1.77%	1.79%	1.78%	1.75%
Net investment income (loss)	.45%	.18%	.26%	.30%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 403	$ 355	$ 313	$ 220	$ 159
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.20	$ 28.22	$ 24.61	$ 21.59	$ 24.24
Income from Investment Operations
Net investment income (loss) B	.46	.37	.37 E	.31	.29
Net realized and unrealized gain (loss)	4.02	2.47	3.52	3.01	(2.44)
Total from investment operations	4.48	2.84	3.89	3.32	(2.15)
Distributions from net investment income	(.39)	(.40)	(.28)	(.30)	(.27)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(2.04)	(.86)	(.28)	(.30)	(.50)
Net asset value, end of period	$ 32.64	$ 30.20	$ 28.22	$ 24.61	$ 21.59
Total Return A	15.75%	10.29%	15.88%	15.59%	(9.04)%
Ratios to Average Net Assets C,F
Expenses before reductions	.70%	.68%	.69%	.68%	.69%
Expenses net of fee waivers, if any	.70%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.69%	.66%	.67%	.65%	.64%
Net investment income (loss)	1.52%	1.28%	1.38%	1.43%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$ 1,893	$ 1,896	$ 1,825	$ 1,264	$ 985
Portfolio turnover rate D	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,606,744
Unrealized depreciation	(124,832)
Net unrealized appreciation (depreciation)	1,481,912
Undistributed ordinary income	47,614
Undistributed long-term capital gain	576,318

Cost for federal income tax purposes	$ 5,882,924

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 63,146	$ 64,978
Long-term Capital Gains	383,156	106,854
Total	$ 446,302	$ 171,832

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,811,917 and $4,439,991, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,315	$ 110
Class T	.25%	.25%	14,735	103
Class B	.75%	.25%	4,480	3,361
Class C	.75%	.25%	3,660	405
			$ 26,190	$ 3,979

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 446
Class T	165
Class B*	617
Class C*	29
$ 1,257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,297.25
Class T	6,068.21
Class B	1,503.34
Class C	996.27
Institutional Class	3,652.20
	$ 15,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,623	4.84%	$ 31

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $19 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $121.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $352 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 39
Class T	63
Class C	4
Institutional Class	24
$ 130

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 13,912	$ 11,056
Class T	23,962	25,901
Class B	801	1,386
Class C	1,061	1,172
Institutional Class	23,410	25,463
Total	$ 63,146	$ 64,978

Annual Report

9. Distributions to Shareholders - continued

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 66,709	$ 14,627
Class T	165,930	48,216
Class B	27,943	9,510
Class C	19,759	5,277
Institutional Class	102,815	29,224
Total	$ 383,156	$ 106,854

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2006	2005	2006	2005
Class A
Shares sold	16,761	15,481	$ 492,031	$ 436,668
Reinvestment of distributions	2,646	864	75,347	23,879
Shares redeemed	(10,532)	(8,041)	(308,882)	(226,868)
Net increase (decrease)	8,875	8,304	$ 258,496	$ 233,679
Class T
Shares sold	18,784	25,101	$ 558,584	$ 711,246
Reinvestment of distributions	6,407	2,573	184,511	71,885
Shares redeemed	(30,273)	(30,968)	(895,361)	(883,679)
Net increase (decrease)	(5,082)	(3,294)	$ (152,266)	$ (100,548)
Class B
Shares sold	1,424	2,446	$ 41,973	$ 68,395
Reinvestment of distributions	909	355	25,886	9,816
Shares redeemed	(6,229)	(6,481)	(182,395)	(182,358)
Net increase (decrease)	(3,896)	(3,680)	$ (114,536)	$ (104,147)
Class C
Shares sold	2,889	3,238	$ 84,986	$ 91,064
Reinvestment of distributions	628	200	17,917	5,527
Shares redeemed	(2,892)	(2,747)	(84,632)	(77,326)
Net increase (decrease)	625	691	$ 18,271	$ 19,265
Institutional Class
Shares sold	20,122	18,554	$ 602,243	$ 532,587
Reinvestment of distributions	3,367	1,501	98,200	42,456
Shares redeemed	(28,267)	(21,955)	(837,636)	(634,207)
Net increase (decrease)	(4,778)	(1,900)	$ (137,193)	$ (59,164)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

C. Robert Chow (45)

Year of Election or Appointment: 1996
Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Chow worked as a research analyst and manager. Mr. Chow also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/06	12/15/06	$.107	$.97
	1/8/07	1/5/07		$1.60

Class T	12/18/06	12/15/06	$.137	$.97
	1/8/07	1/5/07		$1.60

Class B	12/18/06	12/15/06	$.083	$.97
	1/8/07	1/5/07		$1.60

Class C	12/18/06	12/15/06	$.091	$.97
	1/8/07	1/5/07		$1.60

The fund hereby designates as capital gain dividend with respect to the taxable year ended November 30, 2006, $576,318,325, or, if subsequently determined to be different, the net capital gain of such year.

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Equity Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-UANN-0107
1.786681.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.75%	9.24%	9.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from C. Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Institutional Class shares returned 15.75%, trailing the Russell 3000® Value Index, which rose 20.40%. The fund's underperformance was driven primarily by weak stock selection. A number of the fund's out-of-index and overweighted holdings hurt performance, including retailer Wal-Mart and insurer American International Group, respectively. Overweighting the lagging technology sector also detracted, with a position in semiconductor giant Intel having the biggest negative impact here. Energy services stocks such as BJ Services and Halliburton struggled when natural gas prices moderated and earnings expectations fell. Some health care holdings underperformed as well, most notably UnitedHealth Group and Bausch & Lomb. Weak results in industrials, including building products maker Masco, also dampened results, as did the fund's underexposure to areas that performed very well, such as real estate investment trusts (REITs). Conversely, BellSouth benefited when AT&T announced it would buy the company. Underweighting Sprint Nextel also helped when the stock weakened. General Growth Properties, the only REIT I owned at period end, rose in line with the strong performing industry, while several holdings in technology hardware, including Cisco Systems, moved up nicely. Other top contributors included retailer Ann Taylor and Freescale Semiconductor, neither of which remain in the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,109.30	$ 5.23
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,108.40	$ 6.34
Hypothetical A	$ 1,000.00	$ 1,019.05	$ 6.07
Class B
Actual	$ 1,000.00	$ 1,104.60	$ 9.65
Hypothetical A	$ 1,000.00	$ 1,015.89	$ 9.25
	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class C
Actual	$ 1,000.00	$ 1,105.10	$ 9.29
Hypothetical A	$ 1,000.00	$ 1,016.24	$ 8.90
Institutional Class
Actual	$ 1,000.00	$ 1,111.10	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.56	$ 3.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.20%
Class B	1.83%
Class C	1.76%
Institutional Class	.70%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.7	5.4
American International Group, Inc.	4.4	3.1
Wal-Mart Stores, Inc.	2.9	1.5
Bank of America Corp.	2.7	2.6
Citigroup, Inc.	2.6	2.7
BellSouth Corp.	2.2	1.9
Pfizer, Inc.	2.1	1.1
JPMorgan Chase & Co.	1.9	2.2
UnitedHealth Group, Inc.	1.8	0.4
International Business Machines Corp.	1.8	1.7
	28.1
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.8	25.3
Energy	13.5	14.0
Industrials	11.7	12.4
Health Care	10.5	8.1
Information Technology	9.8	11.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 98.1%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	3.0%	** Foreign investments	3.5%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.2%
Hotels, Restaurants & Leisure - 0.2%
Red Robin Gourmet Burgers, Inc. (a)	540,000	$ 18,560
Household Durables - 0.8%
KB Home	420,000	21,710
Whirlpool Corp.	420,000	35,826
		57,536
Media - 4.6%
Comcast Corp. Class A	920,000	37,223
Dow Jones & Co., Inc.	1,000,000	36,090
McGraw-Hill Companies, Inc.	440,000	29,326
Omnicom Group, Inc.	360,000	36,778
The Walt Disney Co.	2,100,000	69,405
Time Warner, Inc.	3,700,000	74,518
Viacom, Inc. Class B (non-vtg.) (a)	1,400,000	52,514
		335,854
Specialty Retail - 2.4%
Big 5 Sporting Goods Corp.	780,000	19,087
Home Depot, Inc.	2,400,000	91,128
Hot Topic, Inc. (a)	2,200,000	29,370
Williams-Sonoma, Inc.	1,100,000	34,892
		174,477
Textiles, Apparel & Luxury Goods - 0.2%
Adidas-Salomon AG	380,000	18,714
TOTAL CONSUMER DISCRETIONARY		605,141
CONSUMER STAPLES - 9.1%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	900,000	42,759
The Coca-Cola Co.	1,160,000	54,323
		97,082
Food & Staples Retailing - 3.2%
CVS Corp.	660,000	18,988
Nash-Finch Co.	114,583	3,031
Wal-Mart Stores, Inc.	4,600,000	212,060
		234,079
Food Products - 1.5%
General Mills, Inc.	660,000	36,927
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Hershey Co.	700,000	$ 37,079
McCormick & Co., Inc. (non-vtg.)	960,000	37,171
		111,177
Household Products - 1.2%
Colgate-Palmolive Co.	520,000	33,826
Kimberly-Clark Corp.	820,000	54,505
		88,331
Personal Products - 0.5%
Avon Products, Inc.	1,020,000	33,293
Tobacco - 1.4%
Altria Group, Inc.	1,200,000	101,052
TOTAL CONSUMER STAPLES		665,014
ENERGY - 13.5%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	520,000	38,184
BJ Services Co.	1,300,000	43,901
Halliburton Co.	2,300,000	77,602
National Oilwell Varco, Inc. (a)	543,406	36,142
Schlumberger Ltd. (NY Shares)	840,000	57,523
		253,352
Oil, Gas & Consumable Fuels - 10.0%
BP PLC sponsored ADR	1,100,000	74,888
Chevron Corp.	1,600,000	115,712
ConocoPhillips	900,000	60,570
Exxon Mobil Corp.	5,420,000	416,310
Massey Energy Co.	1,081,204	29,755
Valero Energy Corp.	700,000	38,549
		735,784
TOTAL ENERGY		989,136
FINANCIALS - 27.7%
Capital Markets - 2.3%
Merrill Lynch & Co., Inc.	620,000	54,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,000,000	$ 76,160
State Street Corp.	580,000	36,035
		166,402
Commercial Banks - 3.3%
U.S. Bancorp, Delaware	2,400,000	80,736
Wachovia Corp.	1,300,000	70,447
Wells Fargo & Co.	2,500,000	88,100
		239,283
Consumer Finance - 0.5%
American Express Co.	680,000	39,930
Diversified Financial Services - 7.2%
Bank of America Corp.	3,700,000	199,245
Citigroup, Inc.	3,800,000	188,442
JPMorgan Chase & Co.	3,100,000	143,468
		531,155
Insurance - 11.1%
ACE Ltd.	400,000	22,736
AFLAC, Inc.	2,080,000	91,811
American International Group, Inc.	4,600,000	323,472
Genworth Financial, Inc. Class A (non-vtg.)	2,200,000	72,160
Hartford Financial Services Group, Inc.	800,000	68,608
Marsh & McLennan Companies, Inc. (d)	3,468,181	108,970
MetLife, Inc.	1,300,000	76,349
PartnerRe Ltd.	200,000	13,944
The Chubb Corp.	700,000	36,232
		814,282
Real Estate Investment Trusts - 1.4%
General Growth Properties, Inc.	1,892,300	103,963
Thrifts & Mortgage Finance - 1.9%
Fannie Mae	660,000	37,640
Freddie Mac	1,100,000	73,876
MGIC Investment Corp.	540,000	31,298
		142,814
TOTAL FINANCIALS		2,037,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 10.5%
Biotechnology - 0.6%
Biogen Idec, Inc. (a)	760,000	$ 39,718
Health Care Equipment & Supplies - 2.5%
Bausch & Lomb, Inc.	420,000	20,336
Baxter International, Inc.	1,240,550	55,502
Becton, Dickinson & Co.	760,000	54,507
DENTSPLY International, Inc.	580,000	18,519
Hospira, Inc. (a)	560,000	18,368
Respironics, Inc. (a)	520,000	18,751
		185,983
Health Care Providers & Services - 3.3%
Caremark Rx, Inc.	380,000	17,974
Health Net, Inc. (a)	800,000	36,912
Medco Health Solutions, Inc. (a)	384,720	19,317
Quest Diagnostics, Inc.	720,000	38,282
UnitedHealth Group, Inc.	2,700,000	132,516
		245,001
Pharmaceuticals - 4.1%
Johnson & Johnson	560,000	36,910
Merck & Co., Inc.	2,500,000	111,275
Pfizer, Inc.	5,500,000	151,195
		299,380
TOTAL HEALTH CARE		770,082
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	1,500,000	64,470
Lockheed Martin Corp.	420,000	37,989
The Boeing Co.	420,000	37,183
United Technologies Corp.	560,000	36,137
		175,779
Air Freight & Logistics - 1.5%
EGL, Inc. (a)	540,000	17,248
United Parcel Service, Inc. Class B	1,200,000	93,504
		110,752
Building Products - 0.5%
Masco Corp.	1,300,000	37,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Fluor Corp.	200,000	$ 17,416
Industrial Conglomerates - 3.8%
3M Co.	940,000	76,572
General Electric Co.	3,600,000	127,008
Teleflex, Inc.	280,000	18,096
Tyco International Ltd.	1,900,000	57,551
		279,227
Machinery - 2.3%
Caterpillar, Inc.	600,000	37,218
Graco, Inc.	440,000	18,379
Illinois Tool Works, Inc.	780,000	36,816
Oshkosh Truck Co.	400,000	19,204
SPX Corp.	900,000	54,999
		166,616
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	560,000	42,090
YRC Worldwide, Inc. (a)	760,000	29,450
		71,540
TOTAL INDUSTRIALS		858,627
INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	1,400,000	37,632
Motorola, Inc.	1,700,000	37,689
		75,321
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	1,500,000	59,190
International Business Machines Corp.	1,400,000	128,688
		187,878
Electronic Equipment & Instruments - 0.6%
Arrow Electronics, Inc. (a)	913,600	29,016
Flextronics International Ltd. (a)	1,700,000	19,125
		48,141
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	600,000	16,194
IT Services - 0.3%
Computer Sciences Corp. (a)	360,000	18,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	660,000	$ 21,463
Applied Materials, Inc.	3,200,000	57,536
Intel Corp.	3,300,000	70,455
Linear Technology Corp.	560,000	17,998
Maxim Integrated Products, Inc.	1,200,000	37,776
MKS Instruments, Inc. (a)	1,700,000	35,377
National Semiconductor Corp.	1,500,000	36,285
Verigy Ltd.	1,100,000	19,624
		296,514
Software - 1.1%
Microsoft Corp.	2,700,000	79,191
TOTAL INFORMATION TECHNOLOGY		722,031
MATERIALS - 1.2%
Chemicals - 0.4%
Airgas, Inc.	680,000	28,934
Metals & Mining - 0.8%
Alcoa, Inc.	1,100,000	34,287
Newmont Mining Corp.	500,000	23,455
		57,742
TOTAL MATERIALS		86,676
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	2,200,000	74,602
BellSouth Corp.	3,700,000	164,983
Verizon Communications, Inc.	2,100,000	73,374
		312,959
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp.	1,800,000	35,118
TOTAL TELECOMMUNICATION SERVICES		348,077
UTILITIES - 1.6%
Electric Utilities - 1.0%
Edison International	400,000	18,392
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Exelon Corp.	580,000	$ 35,223
FirstEnergy Corp.	300,000	17,952
		71,567
Independent Power Producers & Energy Traders - 0.4%
TXU Corp.	480,000	27,547
Multi-Utilities - 0.2%
Wisconsin Energy Corp.	380,000	17,776
TOTAL UTILITIES		116,890
TOTAL COMMON STOCKS (Cost $5,716,948)		7,199,503
Nonconvertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	135,800	7,306
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,790)		7,306
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 5.35% (b)	154,995,225	154,995
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	3,031,500	3,032
TOTAL MONEY MARKET FUNDS (Cost $158,027)		158,027
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $5,881,765)		7,364,836
NET OTHER ASSETS - (0.3)%		(21,472)
NET ASSETS - 100%		$ 7,343,364
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,360
Fidelity Securities Lending Cash Central Fund	121
Total	$ 1,481
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big 5 Sporting Goods Corp.	$ 15,418	$ 11,577	$ 10,406	$ 342	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $2,953) - See accompanying schedule: Unaffiliated issuers (cost $5,723,738)	$ 7,206,809
Fidelity Central Funds (cost $158,027)	158,027
Total Investments (cost $5,881,765)		$ 7,364,836
Receivable for investments sold		83,438
Receivable for fund shares sold		10,570
Dividends receivable		16,882
Interest receivable		323
Other receivables		168
Total assets		7,476,217

Liabilities
Payable for investments purchased	$ 98,030
Payable for fund shares redeemed	25,091
Accrued management fee	2,812
Distribution fees payable	2,276
Other affiliated payables	1,560
Other payables and accrued expenses	52
Collateral on securities loaned, at value	3,032
Total liabilities		132,853

Net Assets		$ 7,343,364
Net Assets consist of:
Paid in capital		$ 5,187,959
Undistributed net investment income		27,416
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		644,918
Net unrealized appreciation (depreciation) on investments		1,483,071
Net Assets		$ 7,343,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,550,663 ÷ 48,732 shares)	$ 31.82

Maximum offering price per share (100/94.25 of $31.82)	$ 33.76
Class T: Net Asset Value and redemption price per share ($3,076,366 ÷ 95,490 shares)	$ 32.22

Maximum offering price per share (100/96.50 of $32.22)	$ 33.39
Class B: Net Asset Value and offering price per share ($419,965 ÷ 13,169 shares)A	$ 31.89

Class C: Net Asset Value and offering price per share ($403,112 ÷ 12,624 shares)A	$ 31.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,893,258 ÷ 58,005 shares)	$ 32.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $342 earned from other affiliated issuers)		$ 150,231
Interest		11
Income from Fidelity Central Funds		1,481
Total income		151,723

Expenses
Management fee	$ 31,997
Transfer agent fees	15,516
Distribution fees	26,190
Accounting and security lending fees	1,235
Custodian fees and expenses	88
Independent trustees' compensation	26
Appreciation in deferred trustee compensation account	4
Registration fees	255
Audit	80
Legal	109
Interest	31
Miscellaneous	(85)
Total expenses before reductions	75,446
Expense reductions	(482)	74,964
Net investment income (loss)		76,759
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	647,174
Other affiliated issuers	37
Foreign currency transactions	17
Total net realized gain (loss)		647,228
Change in net unrealized appreciation (depreciation) on: Investment securities	262,301
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		262,304
Net gain (loss)		909,532
Net increase (decrease) in net assets resulting from operations		$ 986,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,759	$ 57,190
Net realized gain (loss)	647,228	451,911
Change in net unrealized appreciation (depreciation)	262,304	126,283
Net increase (decrease) in net assets resulting from operations	986,291	635,384
Distributions to shareholders from net investment income	(63,146)	(64,978)
Distributions to shareholders from net realized gain	(383,156)	(106,854)
Total distributions	(446,302)	(171,832)
Share transactions - net increase (decrease)	(127,228)	(10,915)
Total increase (decrease) in net assets	412,761	452,637

Net Assets
Beginning of period	6,930,603	6,477,966
End of period (including undistributed net investment income of $27,416 and undistributed net investment income of $14,046, respectively)	$ 7,343,364	$ 6,930,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.49	$ 27.59	$ 24.07	$ 21.12	$ 23.73
Income from Investment Operations
Net investment income (loss) C	.36	.27	.28 F	.24	.21
Net realized and unrealized gain (loss)	3.93	2.41	3.44	2.94	(2.39)
Total from investment operations	4.29	2.68	3.72	3.18	(2.18)
Distributions from net investment income	(.31)	(.32)	(.20)	(.23)	(.20)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.96)	(.78)	(.20)	(.23)	(.43)
Net asset value, end of period	$ 31.82	$ 29.49	$ 27.59	$ 24.07	$ 21.12
Total Return A,B	15.44%	9.91%	15.51%	15.22%	(9.35)%
Ratios to Average Net Assets D,G
Expenses before reductions	.99%	1.00%	1.01%	1.01%	1.01%
Expenses net of fee waivers, if any	.99%	1.00%	1.01%	1.01%	1.01%
Expenses net of all reductions	.98%	.98%	.99%	.98%	.97%
Net investment income (loss)	1.23%	.96%	1.06%	1.10%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 1,551	$ 1,176	$ 870	$ 589	$ 464
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.83	$ 27.89	$ 24.34	$ 21.36	$ 23.98
Income from Investment Operations
Net investment income (loss) C	.30	.21	.22 F	.19	.16
Net realized and unrealized gain (loss)	3.98	2.44	3.49	2.98	(2.42)
Total from investment operations	4.28	2.65	3.71	3.17	(2.26)
Distributions from net investment income	(.24)	(.25)	(.16)	(.19)	(.13)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.89)	(.71)	(.16)	(.19)	(.36)
Net asset value, end of period	$ 32.22	$ 29.83	$ 27.89	$ 24.34	$ 21.36
Total Return A,B	15.19%	9.68%	15.28%	14.97%	(9.57)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.20%	1.22%	1.23%	1.25%	1.25%
Expenses net of fee waivers, if any	1.20%	1.22%	1.23%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.19%	1.22%	1.22%	1.20%
Net investment income (loss)	1.02%	.75%	.83%	.86%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 3,076	$ 3,000	$ 2,896	$ 2,289	$ 1,903
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.54	$ 27.62	$ 24.13	$ 21.18	$ 23.80
Income from Investment Operations
Net investment income (loss) C	.11	.03	.06 F	.06	.02
Net realized and unrealized gain (loss)	3.94	2.42	3.45	2.95	(2.39)
Total from investment operations	4.05	2.45	3.51	3.01	(2.37)
Distributions from net investment income	(.05)	(.07)	(.02)	(.06)	(.02)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.70)	(.53)	(.02)	(.06)	(.25)
Net asset value, end of period	$ 31.89	$ 29.54	$ 27.62	$ 24.13	$ 21.18
Total Return A,B	14.46%	9.00%	14.55%	14.25%	(10.07)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.83%	1.85%	1.86%	1.85%	1.84%
Expenses net of fee waivers, if any	1.83%	1.85%	1.85%	1.85%	1.84%
Expenses net of all reductions	1.82%	1.83%	1.84%	1.82%	1.79%
Net investment income (loss)	.39%	.12%	.22%	.26%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 420	$ 504	$ 573	$ 531	$ 472
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.59	$ 27.68	$ 24.17	$ 21.22	$ 23.84
Income from Investment Operations
Net investment income (loss) C	.13	.05	.07 F	.06	.03
Net realized and unrealized gain (loss)	3.95	2.42	3.46	2.96	(2.40)
Total from investment operations	4.08	2.47	3.53	3.02	(2.37)
Distributions from net investment income	(.09)	(.10)	(.02)	(.07)	(.02)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(1.74)	(.56)	(.02)	(.07)	(.25)
Net asset value, end of period	$ 31.93	$ 29.59	$ 27.68	$ 24.17	$ 21.22
Total Return A,B	14.52%	9.07%	14.61%	14.27%	(10.06)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.76%	1.79%	1.81%	1.81%	1.79%
Expenses net of fee waivers, if any	1.76%	1.79%	1.81%	1.81%	1.79%
Expenses net of all reductions	1.76%	1.77%	1.79%	1.78%	1.75%
Net investment income (loss)	.45%	.18%	.26%	.30%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 403	$ 355	$ 313	$ 220	$ 159
Portfolio turnover rate E	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.20	$ 28.22	$ 24.61	$ 21.59	$ 24.24
Income from Investment Operations
Net investment income (loss) B	.46	.37	.37 E	.31	.29
Net realized and unrealized gain (loss)	4.02	2.47	3.52	3.01	(2.44)
Total from investment operations	4.48	2.84	3.89	3.32	(2.15)
Distributions from net investment income	(.39)	(.40)	(.28)	(.30)	(.27)
Distributions from net realized gain	(1.65)	(.46)	-	-	(.23)
Total distributions	(2.04)	(.86)	(.28)	(.30)	(.50)
Net asset value, end of period	$ 32.64	$ 30.20	$ 28.22	$ 24.61	$ 21.59
Total Return A	15.75%	10.29%	15.88%	15.59%	(9.04)%
Ratios to Average Net Assets C,F
Expenses before reductions	.70%	.68%	.69%	.68%	.69%
Expenses net of fee waivers, if any	.70%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.69%	.66%	.67%	.65%	.64%
Net investment income (loss)	1.52%	1.28%	1.38%	1.43%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$ 1,893	$ 1,896	$ 1,825	$ 1,264	$ 985
Portfolio turnover rate D	56%	45%	33%	44%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,606,744
Unrealized depreciation	(124,832)
Net unrealized appreciation (depreciation)	1,481,912
Undistributed ordinary income	47,614
Undistributed long-term capital gain	576,318

Cost for federal income tax purposes	$ 5,882,924

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 63,146	$ 64,978
Long-term Capital Gains	383,156	106,854
Total	$ 446,302	$ 171,832

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,811,917 and $4,439,991, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,315	$ 110
Class T	.25%	.25%	14,735	103
Class B	.75%	.25%	4,480	3,361
Class C	.75%	.25%	3,660	405
			$ 26,190	$ 3,979

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 446
Class T	165
Class B*	617
Class C*	29
$ 1,257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,297.25
Class T	6,068.21
Class B	1,503.34
Class C	996.27
Institutional Class	3,652.20
	$ 15,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,623	4.84%	$ 31

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $19 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $121.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $352 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 39
Class T	63
Class C	4
Institutional Class	24
$ 130

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

8. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 13,912	$ 11,056
Class T	23,962	25,901
Class B	801	1,386
Class C	1,061	1,172
Institutional Class	23,410	25,463
Total	$ 63,146	$ 64,978

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Distributions to Shareholders - continued

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 66,709	$ 14,627
Class T	165,930	48,216
Class B	27,943	9,510
Class C	19,759	5,277
Institutional Class	102,815	29,224
Total	$ 383,156	$ 106,854

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2006	2005	2006	2005
Class A
Shares sold	16,761	15,481	$ 492,031	$ 436,668
Reinvestment of distributions	2,646	864	75,347	23,879
Shares redeemed	(10,532)	(8,041)	(308,882)	(226,868)
Net increase (decrease)	8,875	8,304	$ 258,496	$ 233,679
Class T
Shares sold	18,784	25,101	$ 558,584	$ 711,246
Reinvestment of distributions	6,407	2,573	184,511	71,885
Shares redeemed	(30,273)	(30,968)	(895,361)	(883,679)
Net increase (decrease)	(5,082)	(3,294)	$ (152,266)	$ (100,548)
Class B
Shares sold	1,424	2,446	$ 41,973	$ 68,395
Reinvestment of distributions	909	355	25,886	9,816
Shares redeemed	(6,229)	(6,481)	(182,395)	(182,358)
Net increase (decrease)	(3,896)	(3,680)	$ (114,536)	$ (104,147)
Class C
Shares sold	2,889	3,238	$ 84,986	$ 91,064
Reinvestment of distributions	628	200	17,917	5,527
Shares redeemed	(2,892)	(2,747)	(84,632)	(77,326)
Net increase (decrease)	625	691	$ 18,271	$ 19,265
Institutional Class
Shares sold	20,122	18,554	$ 602,243	$ 532,587
Reinvestment of distributions	3,367	1,501	98,200	42,456
Shares redeemed	(28,267)	(21,955)	(837,636)	(634,207)
Net increase (decrease)	(4,778)	(1,900)	$ (137,193)	$ (59,164)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

C. Robert Chow (45)

Year of Election or Appointment: 1996
Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Chow worked as a research analyst and manager. Mr. Chow also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/06	12/15/06	$.178	$.97
	1/8/07	1/5/07		$1.60

The fund hereby designates as capital gain dividend with respect to the taxable year ended November 30, 2006, $576,318,325, or, if subsequently determined to be different, the net capital gain of such year.

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Equity Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-UANN-0107
1.786682.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	7.41%	7.80%	6.01%
Class T (incl. 3.50% sales charge)	9.62%	8.03%	6.19%
Class B (incl. contingent deferred sales charge)B	8.07%	7.99%	6.21%
Class C (incl. contingent deferred sales charge)C	12.02%	8.27%	6.34%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Equity Value Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class T on May 9, 2001, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen DuFour, who managed Fidelity® Advisor Equity Value fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Class A, Class T, Class B and Class C shares returned 13.96%, 13.60%, 13.07% and 13.02%, respectively (excluding sales charges), for the 12 months ending November 30, 2006, compared with 20.40% for the Russell 3000® Value Index. Most of the fund's relative underperformance was the result of owning stocks whose returns, while generally strong, were not as good as those of some of the index's largest names, which helped the index generate a return that ran at the high end of its historical performance range. Among the stocks that detracted from performance relative to the index were mega-retailer Wal-Mart Stores, semiconductor giant Intel, Canadian oil and natural gas producer Talisman Energy, and global insurance writer American International Group. A moderate underweighting in the still-hot energy sector also hampered relative performance, although good stock picking there - in particular, timely trading in coal producer Peabody Energy and oil sands producer Canadian Natural Resources - more than offset the gap. Elsewhere, FormFactor, a leading maker of high-performance semi-conductor wafers used to test integrated circuits, also boosted the fund's return. Some of the stocks mentioned above were no longer held at period end.

Note to shareholders: Scott Offen became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,099.50	$ 6.58
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,098.30	$ 7.89
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,095.20	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,095.30	$ 10.51
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,101.10	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	0.0
National Oilwell Varco, Inc.	2.4	0.0
Noble Corp.	2.3	0.0
Valero Energy Corp.	2.3	0.0
Smith International, Inc.	2.3	0.0
AT&T, Inc.	2.2	1.8
American International Group, Inc.	2.1	1.6
Bank of America Corp.	1.9	3.3
Halliburton Co.	1.7	0.0
Pfizer, Inc.	1.6	1.6
	21.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	31.7
Information Technology	17.7	6.3
Energy	16.2	10.0
Consumer Discretionary	9.0	11.4
Industrials	8.6	12.6
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 99.2%		Stocks 94.9%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 5.1%
* Foreign investments	15.3%	** Foreign investments	4.0%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.4%
Renault SA	3,800	$ 455,392
Diversified Consumer Services - 0.0%
Service Corp. International	5,200	51,324
Hotels, Restaurants & Leisure - 2.4%
Accor SA	4,400	319,874
Applebee's International, Inc.	3,700	84,175
Aristocrat Leisure Ltd.	36,500	447,500
Boyd Gaming Corp.	7,600	321,860
Domino's Pizza, Inc.	17,400	477,804
Greek Organization of Football Prognostics SA	2,100	78,975
McDonald's Corp.	19,900	835,203
Minor International PCL (For. Reg.)	218,900	70,741
WMS Industries, Inc. (a)	11,100	386,058
		3,022,190
Household Durables - 1.2%
Bassett Furniture Industries, Inc.	9,266	164,008
La-Z-Boy, Inc.	16,600	195,548
The Stanley Works	6,990	356,630
Urbi, Desarrollos Urbanos, SA de CV (a)	26,000	81,811
Whirlpool Corp.	7,800	665,340
		1,463,337
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	20,800	541,216
Media - 1.1%
Gannett Co., Inc.	600	35,712
Grupo Televisa SA de CV (CPO) sponsored ADR	4,000	105,120
Idearc, Inc. (a)	1,565	43,100
News Corp. Class A	16,300	335,780
R.H. Donnelley Corp.	9,500	589,000
Viacom, Inc. Class B (non-vtg.) (a)	7,500	281,325
		1,390,037
Multiline Retail - 1.5%
Federated Department Stores, Inc.	14,600	614,514
JCPenney Co., Inc.	6,800	525,912
Sears Holdings Corp. (a)	3,400	582,828
Tuesday Morning Corp.	4,500	79,200
		1,802,454
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.7%
AutoZone, Inc. (a)	500	$ 56,805
OfficeMax, Inc.	18,000	847,260
		904,065
Textiles, Apparel & Luxury Goods - 1.3%
Brown Shoe Co., Inc.	8,400	398,496
Liz Claiborne, Inc.	17,900	765,225
Polo Ralph Lauren Corp. Class A	1,400	109,480
VF Corp.	3,700	290,043
		1,563,244
TOTAL CONSUMER DISCRETIONARY		11,193,259
CONSUMER STAPLES - 4.9%
Beverages - 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	600	63,150
Pernod Ricard SA	1,400	309,969
		373,119
Food & Staples Retailing - 1.2%
Rite Aid Corp.	71,300	338,675
Safeway, Inc.	33,900	1,044,459
Wal-Mart de Mexico SA de CV Series V	34,200	127,816
		1,510,950
Food Products - 0.8%
Chiquita Brands International, Inc.	26,200	374,660
Del Monte Foods Co.	11,000	124,190
Tyson Foods, Inc. Class A	29,500	468,755
		967,605
Personal Products - 1.1%
Avon Products, Inc.	32,300	1,054,272
Playtex Products, Inc. (a)	25,000	371,500
		1,425,772
Tobacco - 1.5%
Altria Group, Inc.	22,030	1,855,146
TOTAL CONSUMER STAPLES		6,132,592
ENERGY - 16.2%
Energy Equipment & Services - 10.2%
Grant Prideco, Inc. (a)	15,200	666,064
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	62,500	$ 2,108,750
National Oilwell Varco, Inc. (a)	45,500	3,026,205
Noble Corp.	37,500	2,896,875
Pride International, Inc. (a)	19,900	642,571
Rowan Companies, Inc.	18,000	648,360
Smith International, Inc.	66,500	2,816,940
		12,805,765
Oil, Gas & Consumable Fuels - 6.0%
Cabot Oil & Gas Corp.	12,100	751,773
CONSOL Energy, Inc.	17,800	653,438
Foundation Coal Holdings, Inc.	18,900	701,379
Peabody Energy Corp.	21,500	989,215
Range Resources Corp.	5,366	166,829
Ultra Petroleum Corp. (a)	24,700	1,331,330
Valero Energy Corp.	51,600	2,841,612
		7,435,576
TOTAL ENERGY		20,241,341
FINANCIALS - 26.1%
Capital Markets - 2.8%
Ameriprise Financial, Inc.	1,600	86,560
Bank of New York Co., Inc.	8,800	312,752
Franklin Resources, Inc.	3,100	330,894
KKR Private Equity Investors, LP	11,600	257,520
Merrill Lynch & Co., Inc.	13,300	1,162,819
Morgan Stanley	15,800	1,203,328
State Street Corp.	1,810	112,455
		3,466,328
Commercial Banks - 2.5%
Cathay General Bancorp	11,200	384,832
East West Bancorp, Inc.	9,800	348,978
UCBH Holdings, Inc.	13,134	221,439
Wachovia Corp.	20,100	1,089,219
Wells Fargo & Co.	31,160	1,098,078
		3,142,546
Consumer Finance - 0.3%
Capital One Financial Corp.	4,100	319,308
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 4.9%
Bank of America Corp.	43,780	$ 2,357,553
JPMorgan Chase & Co.	80,200	3,711,657
		6,069,210
Insurance - 10.2%
ACE Ltd.	17,000	966,280
AFLAC, Inc.	14,000	617,960
Allied World Assurance Co. Holdings Ltd.	3,400	144,330
American International Group, Inc.	37,990	2,671,457
Aspen Insurance Holdings Ltd.	50,457	1,359,816
Axis Capital Holdings Ltd.	40,856	1,398,501
Endurance Specialty Holdings Ltd.	37,000	1,388,610
Everest Re Group Ltd.	6,900	679,029
Hartford Financial Services Group, Inc.	7,000	600,320
Marsh & McLennan Companies, Inc.	5,900	185,378
MetLife, Inc.	10,300	604,919
Platinum Underwriters Holdings Ltd.	29,051	884,022
Scottish Re Group Ltd.	18,300	108,885
The St. Paul Travelers Companies, Inc.	22,800	1,181,268
		12,790,775
Real Estate Investment Trusts - 3.8%
CBL & Associates Properties, Inc.	3,000	129,300
Corporate Office Properties Trust (SBI)	13,600	676,056
Developers Diversified Realty Corp.	10,500	680,190
Duke Realty Corp.	15,500	674,560
Equity Residential (SBI)	18,700	995,962
General Growth Properties, Inc.	13,037	716,253
Kimco Realty Corp.	14,500	672,510
United Dominion Realty Trust, Inc. (SBI)	300	10,074
Vornado Realty Trust	2,000	252,220
		4,807,125
Real Estate Management & Development - 0.4%
Mitsubishi Estate Co. Ltd.	20,000	493,998
Thrifts & Mortgage Finance - 1.2%
Countrywide Financial Corp.	8,900	353,508
Fannie Mae	12,500	712,875
Hudson City Bancorp, Inc.	35,900	476,393
		1,542,776
TOTAL FINANCIALS		32,632,066
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 5.9%
Biotechnology - 0.3%
Alkermes, Inc. (a)	5,600	$ 85,008
Amgen, Inc. (a)	4,400	312,400
		397,408
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	21,000	939,540
Becton, Dickinson & Co.	9,200	659,824
C.R. Bard, Inc.	7,400	608,946
		2,208,310
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	11,800	538,670
Bumrungrad Hospital PCL (For. Reg.)	62,400	63,452
DaVita, Inc. (a)	9,700	516,137
		1,118,259
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	5,600	245,448
Pharmaceuticals - 2.7%
Merck & Co., Inc.	12,700	565,277
Novartis AG sponsored ADR	9,000	525,690
Pfizer, Inc.	72,700	1,998,523
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,700	310,982
		3,400,472
TOTAL HEALTH CARE		7,369,897
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.7%
General Dynamics Corp.	9,100	681,044
Honeywell International, Inc.	26,400	1,134,672
Precision Castparts Corp.	4,300	324,478
		2,140,194
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	7,300	568,816
Building Products - 0.3%
Masco Corp.	12,800	367,232
Commercial Services & Supplies - 0.7%
Allied Waste Industries, Inc.	24,300	308,124
The Brink's Co.	5,300	297,542
Waste Management, Inc.	9,100	333,151
		938,817
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - 1.7%
Fluor Corp.	16,900	$ 1,471,652
Shaw Group, Inc. (a)	20,300	606,767
		2,078,419
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	2,700	246,888
Industrial Conglomerates - 0.3%
Tyco International Ltd.	11,900	360,451
Machinery - 1.3%
Deere & Co.	8,100	777,600
Flowserve Corp. (a)	8,000	430,720
Oshkosh Truck Co.	7,900	379,279
		1,587,599
Road & Rail - 2.0%
AMERCO (a)	4,000	347,400
Burlington Northern Santa Fe Corp.	6,500	488,540
Con-way, Inc.	13,000	599,560
CSX Corp.	14,500	519,970
Laidlaw International, Inc.	5,800	168,490
Landstar System, Inc.	7,400	333,296
		2,457,256
TOTAL INDUSTRIALS		10,745,672
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 0.3%
Comverse Technology, Inc. (a)	15,900	310,368
Computers & Peripherals - 4.7%
Dell, Inc. (a)	23,800	648,312
Hewlett-Packard Co.	15,300	603,738
Imation Corp.	10,800	500,148
International Business Machines Corp.	13,000	1,194,960
Komag, Inc. (a)	16,200	639,576
NCR Corp. (a)	28,900	1,240,099
Seagate Technology (a)	41,200	1,061,312
		5,888,145
Electronic Equipment & Instruments - 3.4%
Agilent Technologies, Inc. (a)	14,100	448,944
Arrow Electronics, Inc. (a)	15,391	488,818
Avnet, Inc. (a)	44,503	1,103,229
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. (a)	37,100	$ 417,375
FLIR Systems, Inc. (a)	10,800	347,868
Ingram Micro, Inc. Class A (a)	15,600	317,928
Molex, Inc.	16,100	515,200
Solectron Corp. (a)	64,000	213,120
Vishay Intertechnology, Inc. (a)	28,900	378,590
		4,231,072
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	10,300	268,933
IT Services - 0.8%
Infosys Technologies Ltd. sponsored ADR	2,200	117,766
Mastercard, Inc. Class A	4,400	447,700
Satyam Computer Services Ltd. sponsored ADR	16,000	373,600
		939,066
Office Electronics - 0.4%
Xerox Corp.	31,700	523,050
Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	7,400	240,648
Applied Materials, Inc.	29,600	532,208
ASML Holding NV (NY Shares) (a)	25,300	629,970
Atmel Corp. (a)	76,100	385,066
Axcelis Technologies, Inc. (a)	8,905	56,903
Broadcom Corp. Class A (a)	11,400	374,262
Brooks Automation, Inc. (a)	20,000	279,400
Cypress Semiconductor Corp. (a)	1,700	29,563
DSP Group, Inc. (a)	1,600	34,544
Fairchild Semiconductor International, Inc. (a)	21,400	349,248
Hittite Microwave Corp. (a)	6,000	234,420
Intel Corp.	25,500	544,425
Intersil Corp. Class A	15,400	381,458
Linear Technology Corp.	7,400	237,836
Maxim Integrated Products, Inc.	17,000	535,160
National Semiconductor Corp.	22,400	541,856
ON Semiconductor Corp. (a)	79,100	509,404
PMC-Sierra, Inc. (a)	8,200	62,402
Verigy Ltd.	2,000	35,680
		5,994,453
Software - 3.1%
BEA Systems, Inc. (a)	21,200	291,924
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Compuware Corp. (a)	6,200	$ 52,018
Hyperion Solutions Corp. (a)	8,300	305,108
Microsoft Corp.	58,900	1,727,537
Quest Software, Inc. (a)	22,400	320,544
Symantec Corp. (a)	23,400	496,080
Ubisoft Entertainment SA (a)	11,500	723,344
		3,916,555
TOTAL INFORMATION TECHNOLOGY		22,071,642
MATERIALS - 1.9%
Chemicals - 1.3%
Agrium, Inc.	12,200	374,530
Ashland, Inc.	7,500	507,075
Cytec Industries, Inc.	1,700	90,661
FMC Corp.	560	39,693
Monsanto Co.	12,500	600,875
		1,612,834
Metals & Mining - 0.6%
Alcoa, Inc.	16,700	520,539
Titanium Metals Corp.	5,900	188,623
		709,162
TOTAL MATERIALS		2,321,996
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	81,200	2,753,492
BellSouth Corp.	22,200	989,898
Citizens Communications Co.	2,700	38,259
Verizon Communications, Inc.	30,200	1,055,188
		4,836,837
Wireless Telecommunication Services - 1.4%
America Movil SA de CV Series L sponsored ADR	4,000	177,880
American Tower Corp. Class A (a)	13,400	507,458
Bharti Airtel Ltd. (a)	5,133	75,067
Crown Castle International Corp. (a)	12,300	423,858
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
MTN Group Ltd.	9,000	$ 91,960
SBA Communications Corp. Class A (a)	18,400	522,008
		1,798,231
TOTAL TELECOMMUNICATION SERVICES		6,635,068
UTILITIES - 3.6%
Electric Utilities - 1.4%
Edison International	9,800	450,604
Exelon Corp.	8,490	515,598
FPL Group, Inc.	5,500	293,150
PPL Corp.	14,300	519,805
		1,779,157
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	75,600	1,766,772
Multi-Utilities - 0.8%
CMS Energy Corp. (a)	37,000	599,770
Duke Energy Corp.	12,700	402,844
		1,002,614
TOTAL UTILITIES		4,548,543
TOTAL COMMON STOCKS (Cost $116,999,139)		123,892,076
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 5.35% (b) (Cost $890,870)	890,870	890,870
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $117,890,009)		124,782,946
NET OTHER ASSETS - 0.1%		147,181
NET ASSETS - 100%		$ 124,930,127
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 114,730
Fidelity Securities Lending Cash Central Fund	5,397
Total	$ 120,127
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
Bermuda	4.8%
Cayman Islands	4.0%
France	1.4%
Canada	1.4%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $116,999,139)	$ 123,892,076
Fidelity Central Funds (cost $890,870)	890,870
Total Investments (cost $117,890,009)		$ 124,782,946
Cash		249,699
Receivable for investments sold		8,578,070
Receivable for fund shares sold		84,371
Dividends receivable		210,093
Interest receivable		18,674
Other receivables		583
Total assets		133,924,436

Liabilities
Payable for investments purchased	$ 8,666,992
Payable for fund shares redeemed	115,337
Accrued management fee	67,993
Distribution fees payable	59,787
Other affiliated payables	39,293
Other payables and accrued expenses	44,907
Total liabilities		8,994,309

Net Assets		$ 124,930,127
Net Assets consist of:
Paid in capital		$ 99,193,979
Undistributed net investment income		338,798
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,505,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,892,163
Net Assets		$ 124,930,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($28,437,932 ÷ 2,181,414 shares)	$ 13.04

Maximum offering price per share (100/94.25 of $13.04)	$ 13.84
Class T: Net Asset Value and redemption price per share ($54,066,962 ÷ 4,171,907 shares)	$ 12.96

Maximum offering price per share (100/96.50 of $12.96)	$ 13.43
Class B: Net Asset Value and offering price per share ($20,915,520 ÷ 1,637,446 shares)A	$ 12.77

Class C: Net Asset Value and offering price per share ($17,689,640 ÷ 1,386,238 shares)A	$ 12.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,073 ÷ 289,772 shares)	$ 13.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 2,132,144
Interest		5,103
Income from Fidelity Central Funds		120,127
Total income		2,257,374

Expenses
Management fee	$ 667,387
Transfer agent fees	410,514
Distribution fees	692,334
Accounting and security lending fees	49,194
Custodian fees and expenses	32,192
Independent trustees' compensation	448
Registration fees	58,890
Audit	51,960
Legal	3,433
Miscellaneous	(2,684)
Total expenses before reductions	1,963,668
Expense reductions	(106,291)	1,857,377
Net investment income (loss)		399,997
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,095,316
Foreign currency transactions	2,283
Total net realized gain (loss)		19,097,599
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $770)	(4,501,736)
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		(4,501,749)
Net gain (loss)		14,595,850
Net increase (decrease) in net assets resulting from operations		$ 14,995,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 399,997	$ 484,762
Net realized gain (loss)	19,097,599	8,001,018
Change in net unrealized appreciation (depreciation)	(4,501,749)	365,139
Net increase (decrease) in net assets resulting from operations	14,995,847	8,850,919
Distributions to shareholders from net investment income	(392,381)	(322,045)
Distributions to shareholders from net realized gain	(7,517,321)	(1,898,873)
Total distributions	(7,909,702)	(2,220,918)
Share transactions - net increase (decrease)	4,034,801	10,373,777
Total increase (decrease) in net assets	11,120,946	17,003,778

Net Assets
Beginning of period	113,809,181	96,805,403
End of period (including undistributed net investment income of $338,798 and undistributed net investment income of $424,903, respectively)	$ 124,930,127	$ 113,809,181

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.31	$ 11.61	$ 10.42	$ 8.88	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.08	.09	.09 F	.04	.01
Net realized and unrealized gain (loss)	1.53	.91	1.31	1.50	(.63)
Total from investment operations	1.61	1.00	1.40	1.54	(.62)
Distributions from net investment income	(.09)	(.08)	(.05)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.88) H	(.30)	(.21)	-	-
Net asset value, end of period	$ 13.04	$ 12.31	$ 11.61	$ 10.42	$ 8.88
Total Return A, B	13.96%	8.80%	13.60%	17.34%	(6.53)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.33%	1.36%	1.45%	1.64%	2.00%
Expenses net of fee waivers, if any	1.25%	1.27%	1.45%	1.53%	1.70%
Expenses net of all reductions	1.24%	1.20%	1.40%	1.44%	1.62%
Net investment income (loss)	.67%	.81%	.82%	.44%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,438	$ 21,393	$ 13,083	$ 7,536	$ 3,614
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.24	$ 11.54	$ 10.36	$ 8.85	$ 9.49
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06 F	.02	(.01)
Net realized and unrealized gain (loss)	1.52	.91	1.30	1.49	(.63)
Total from investment operations	1.57	.97	1.36	1.51	(.64)
Distributions from net investment income	(.05)	(.05)	(.02)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.85) H	(.27)	(.18)	-	-
Net asset value, end of period	$ 12.96	$ 12.24	$ 11.54	$ 10.36	$ 8.85
Total ReturnA, B	13.60%	8.57%	13.26%	17.06%	(6.74)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.59%	1.62%	1.73%	1.94%	2.27%
Expenses net of fee waivers, if any	1.50%	1.53%	1.73%	1.78%	1.92%
Expenses net of all reductions	1.49%	1.46%	1.67%	1.68%	1.85%
Net investment income (loss)	.42%	.55%	.54%	.20%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,067	$ 47,736	$ 43,575	$ 30,316	$ 18,985
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 11.39	$ 10.24	$ 8.78	$ 9.46
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- F, H	(.02)	(.05)
Net realized and unrealized gain (loss)	1.50	.90	1.28	1.48	(.63)
Total from investment operations	1.49	.90	1.28	1.46	(.68)
Distributions from net realized gain	(.79) I	(.22)	(.13)	-	-
Net asset value, end of period	$ 12.77	$ 12.07	$ 11.39	$ 10.24	$ 8.78
Total Return A, B	13.07%	8.03%	12.58%	16.63%	(7.19)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.12%	2.27%	2.44%	2.78%
Expenses net of fee waivers, if any	2.00%	2.04%	2.25%	2.25%	2.41%
Expenses net of all reductions	1.99%	1.97%	2.19%	2.15%	2.34%
Net investment income (loss)	(.08)%	.04%	.02%	(.27)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,916	$ 21,849	$ 21,024	$ 14,372	$ 10,253
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 11.39	$ 10.23	$ 8.77	$ 9.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.01	- F, H	(.02)	(.05)
Net realized and unrealized gain (loss)	1.49	.89	1.29	1.48	(.64)
Total from investment operations	1.48	.90	1.29	1.46	(.69)
Distributions from net realized gain	(.79) I	(.22)	(.13)	-	-
Net asset value, end of period	$ 12.76	$ 12.07	$ 11.39	$ 10.23	$ 8.77
Total Return A, B	13.02%	8.03%	12.69%	16.65%	(7.29)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.11%	2.23%	2.37%	2.71%
Expenses net of fee waivers, if any	2.00%	2.03%	2.23%	2.25%	2.40%
Expenses net of all reductions	1.99%	1.96%	2.18%	2.15%	2.32%
Net investment income (loss)	(.08)%	.05%	.04%	(.26)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,690	$ 16,849	$ 15,303	$ 11,665	$ 8,616
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 11.72	$ 10.50	$ 8.91	$ 9.51
Income from Investment Operations
Net investment income (loss) B	.12	.14	.13 E	.06	.04
Net realized and unrealized gain (loss)	1.54	.92	1.31	1.53	(.64)
Total from investment operations	1.66	1.06	1.44	1.59	(.60)
Distributions from net investment income	(.12)	(.13)	(.06)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.91) G	(.35)	(.22)	-	-
Net asset value, end of period	$ 13.18	$ 12.43	$ 11.72	$ 10.50	$ 8.91
Total Return A	14.28%	9.27%	13.89%	17.85%	(6.31)%
Ratios to Average Net Assets C, F
Expenses before reductions	.91%	.92%	1.11%	1.25%	1.62%
Expenses net of fee waivers, if any	.91%	.92%	1.11%	1.25%	1.40%
Expenses net of all reductions	.90%	.85%	1.05%	1.15%	1.32%
Net investment income (loss)	1.02%	1.16%	1.17%	.69%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,820	$ 5,983	$ 3,821	$ 1,031	$ 402
Portfolio turnover rate D	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, passive foreign investment companies (PFIC), foreign currency transactions, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,597,408
Unrealized depreciation	(1,002,541)
Net unrealized appreciation (depreciation)	6,594,867
Undistributed ordinary income	8,279,868
Undistributed long-term capital gain	9,649,328

Cost for federal income tax purposes	$ 118,188,079

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 2,256,746	$ 322,045
Long-term Capital Gains	5,652,956	1,898,873
Total	$ 7,909,702	$ 2,220,918

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,092,980 and $296,647,036, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,271	$ 667
Class T	.25%	.25%	255,060	951
Class B	.75%	.25%	209,010	156,756
Class C	.75%	.25%	166,993	14,301
			$ 692,334	$ 172,675

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,379
Class T	13,166
Class B*	28,588
Class C*	1,197
$ 70,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 86,219.35
Class T	183,210.36
Class B	73,640.35
Class C	58,863.35
Institutional Class	8,582.18
	$ 410,514

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,538 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $323 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

6. Security Lending - continued

Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,397.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 18,936
Class T	1.50%	45,012
Class B	2.00%	17,595
Class C	2.00%	13,957
		$ 95,500

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,791 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the

Annual Report

Notes to Financial Statements - continued

8. Other - continued

accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 146,438	$ 92,027
Class T	190,733	191,544
Institutional Class	55,210	38,474
Total	$ 392,381	$ 322,045
From net realized gain
Class A	$ 1,385,857	$ 258,630
Class T	3,195,378	849,021
Class B	1,433,616	413,854
Class C	1,117,679	302,694
Institutional Class	384,791	74,674
Total	$ 7,517,321	$ 1,898,873

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	891,320	914,839	$ 10,735,310	$ 10,680,315
Reinvestment of distributions	124,450	28,728	1,457,920	330,932
Shares redeemed	(571,740)	(333,478)	(6,924,697)	(3,886,862)
Net increase (decrease)	444,030	610,089	$ 5,268,533	$ 7,124,385
Class T
Shares sold	1,335,729	1,382,323	$ 16,064,028	$ 16,030,438
Reinvestment of distributions	282,033	88,197	3,292,865	1,012,276
Shares redeemed	(1,346,387)	(1,347,318)	(16,106,618)	(15,734,767)
Net increase (decrease)	271,375	123,202	$ 3,250,275	$ 1,307,947
Class B
Shares sold	248,592	506,626	$ 2,963,054	$ 5,792,050
Reinvestment of distributions	112,606	32,386	1,302,280	368,093
Shares redeemed	(533,191)	(575,003)	(6,308,341)	(6,581,791)
Net increase (decrease)	(171,993)	(35,991)	$ (2,043,007)	$ (421,648)
Class C
Shares sold	281,281	408,380	$ 3,356,150	$ 4,675,750
Reinvestment of distributions	88,061	24,224	1,017,545	275,323
Shares redeemed	(378,908)	(380,624)	(4,483,620)	(4,371,942)
Net increase (decrease)	(9,566)	51,980	$ (109,925)	$ 579,131
Institutional Class
Shares sold	101,040	350,511	$ 1,228,293	$ 4,099,722
Reinvestment of distributions	28,732	3,481	339,183	40,241
Shares redeemed	(321,286)	(198,654)	(3,898,551)	(2,356,001)
Net increase (decrease)	(191,514)	155,338	$ (2,331,075)	$ 1,783,962

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Scott Offen (46)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Offen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Offen worked as an analyst and portfolio manager. Mr. Offen also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Apointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/06	12/15/06	$0.069	$0.635
	01/08/07	01/05/07	$0.00	$1.15
Class T	12/18/06	12/15/06	$0.032	$0.635
	01/08/07	01/05/07	$0.00	$1.15
Class B	12/18/06	12/15/06	$0.00	$0.593
	01/08/07	01/05/07	$0.00	$1.15
Class C	12/18/06	12/15/06	$0.00	$0.602
	01/08/07	01/05/07	$0.00	$1.15

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $9,649,328, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 24%; Class T designates 100% and 24%; Class B designates 100% and 24%; and Class C designates 100% and 24%; of the dividends distributed in December 2005 and January 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% and 38%; Class T designates 100% and 38%; Class B designates 100% and 38%; and Class C designates 100% and 38%; of the dividends distributed in December 2005 and January 2006, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEV-UANN-0107
1.786683.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	14.28%	9.45%	7.47%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen DuFour, who managed Fidelity® Advisor Equity Value fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Institutional Class shares returned 14.28% during the past 12 months, compared with a gain of 20.40% for the benchmark Russell 3000® Value Index. Most of the fund's relative underperformance was the result of owning stocks whose returns, while generally strong, were not as good as those of some of the index's largest names, which helped the index generate a return that ran at the high end of its historical performance range. Among the stocks that detracted from performance relative to the index were mega-retailer Wal-Mart Stores, semiconductor giant Intel, Canadian oil and natural gas producer Talisman Energy, and global insurance writer American International Group. A moderate underweighting in the still-hot energy sector also hampered relative performance, although good stock picking there - in particular, timely trading in coal producer Peabody Energy and oil sands producer Canadian Natural Resources - more than offset the gap. Elsewhere, FormFactor, a leading maker of high-performance semi-conductor wafers used to test integrated circuits, also boosted the fund's return. Some of the stocks mentioned above were no longer held at period end.

Note to shareholders: Scott Offen became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,099.50	$ 6.58
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,098.30	$ 7.89
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,095.20	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,095.30	$ 10.51
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,101.10	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	0.0
National Oilwell Varco, Inc.	2.4	0.0
Noble Corp.	2.3	0.0
Valero Energy Corp.	2.3	0.0
Smith International, Inc.	2.3	0.0
AT&T, Inc.	2.2	1.8
American International Group, Inc.	2.1	1.6
Bank of America Corp.	1.9	3.3
Halliburton Co.	1.7	0.0
Pfizer, Inc.	1.6	1.6
	21.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	31.7
Information Technology	17.7	6.3
Energy	16.2	10.0
Consumer Discretionary	9.0	11.4
Industrials	8.6	12.6
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 99.2%		Stocks 94.9%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 5.1%
* Foreign investments	15.3%	** Foreign investments	4.0%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.4%
Renault SA	3,800	$ 455,392
Diversified Consumer Services - 0.0%
Service Corp. International	5,200	51,324
Hotels, Restaurants & Leisure - 2.4%
Accor SA	4,400	319,874
Applebee's International, Inc.	3,700	84,175
Aristocrat Leisure Ltd.	36,500	447,500
Boyd Gaming Corp.	7,600	321,860
Domino's Pizza, Inc.	17,400	477,804
Greek Organization of Football Prognostics SA	2,100	78,975
McDonald's Corp.	19,900	835,203
Minor International PCL (For. Reg.)	218,900	70,741
WMS Industries, Inc. (a)	11,100	386,058
		3,022,190
Household Durables - 1.2%
Bassett Furniture Industries, Inc.	9,266	164,008
La-Z-Boy, Inc.	16,600	195,548
The Stanley Works	6,990	356,630
Urbi, Desarrollos Urbanos, SA de CV (a)	26,000	81,811
Whirlpool Corp.	7,800	665,340
		1,463,337
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	20,800	541,216
Media - 1.1%
Gannett Co., Inc.	600	35,712
Grupo Televisa SA de CV (CPO) sponsored ADR	4,000	105,120
Idearc, Inc. (a)	1,565	43,100
News Corp. Class A	16,300	335,780
R.H. Donnelley Corp.	9,500	589,000
Viacom, Inc. Class B (non-vtg.) (a)	7,500	281,325
		1,390,037
Multiline Retail - 1.5%
Federated Department Stores, Inc.	14,600	614,514
JCPenney Co., Inc.	6,800	525,912
Sears Holdings Corp. (a)	3,400	582,828
Tuesday Morning Corp.	4,500	79,200
		1,802,454
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.7%
AutoZone, Inc. (a)	500	$ 56,805
OfficeMax, Inc.	18,000	847,260
		904,065
Textiles, Apparel & Luxury Goods - 1.3%
Brown Shoe Co., Inc.	8,400	398,496
Liz Claiborne, Inc.	17,900	765,225
Polo Ralph Lauren Corp. Class A	1,400	109,480
VF Corp.	3,700	290,043
		1,563,244
TOTAL CONSUMER DISCRETIONARY		11,193,259
CONSUMER STAPLES - 4.9%
Beverages - 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	600	63,150
Pernod Ricard SA	1,400	309,969
		373,119
Food & Staples Retailing - 1.2%
Rite Aid Corp.	71,300	338,675
Safeway, Inc.	33,900	1,044,459
Wal-Mart de Mexico SA de CV Series V	34,200	127,816
		1,510,950
Food Products - 0.8%
Chiquita Brands International, Inc.	26,200	374,660
Del Monte Foods Co.	11,000	124,190
Tyson Foods, Inc. Class A	29,500	468,755
		967,605
Personal Products - 1.1%
Avon Products, Inc.	32,300	1,054,272
Playtex Products, Inc. (a)	25,000	371,500
		1,425,772
Tobacco - 1.5%
Altria Group, Inc.	22,030	1,855,146
TOTAL CONSUMER STAPLES		6,132,592
ENERGY - 16.2%
Energy Equipment & Services - 10.2%
Grant Prideco, Inc. (a)	15,200	666,064
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	62,500	$ 2,108,750
National Oilwell Varco, Inc. (a)	45,500	3,026,205
Noble Corp.	37,500	2,896,875
Pride International, Inc. (a)	19,900	642,571
Rowan Companies, Inc.	18,000	648,360
Smith International, Inc.	66,500	2,816,940
		12,805,765
Oil, Gas & Consumable Fuels - 6.0%
Cabot Oil & Gas Corp.	12,100	751,773
CONSOL Energy, Inc.	17,800	653,438
Foundation Coal Holdings, Inc.	18,900	701,379
Peabody Energy Corp.	21,500	989,215
Range Resources Corp.	5,366	166,829
Ultra Petroleum Corp. (a)	24,700	1,331,330
Valero Energy Corp.	51,600	2,841,612
		7,435,576
TOTAL ENERGY		20,241,341
FINANCIALS - 26.1%
Capital Markets - 2.8%
Ameriprise Financial, Inc.	1,600	86,560
Bank of New York Co., Inc.	8,800	312,752
Franklin Resources, Inc.	3,100	330,894
KKR Private Equity Investors, LP	11,600	257,520
Merrill Lynch & Co., Inc.	13,300	1,162,819
Morgan Stanley	15,800	1,203,328
State Street Corp.	1,810	112,455
		3,466,328
Commercial Banks - 2.5%
Cathay General Bancorp	11,200	384,832
East West Bancorp, Inc.	9,800	348,978
UCBH Holdings, Inc.	13,134	221,439
Wachovia Corp.	20,100	1,089,219
Wells Fargo & Co.	31,160	1,098,078
		3,142,546
Consumer Finance - 0.3%
Capital One Financial Corp.	4,100	319,308
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 4.9%
Bank of America Corp.	43,780	$ 2,357,553
JPMorgan Chase & Co.	80,200	3,711,657
		6,069,210
Insurance - 10.2%
ACE Ltd.	17,000	966,280
AFLAC, Inc.	14,000	617,960
Allied World Assurance Co. Holdings Ltd.	3,400	144,330
American International Group, Inc.	37,990	2,671,457
Aspen Insurance Holdings Ltd.	50,457	1,359,816
Axis Capital Holdings Ltd.	40,856	1,398,501
Endurance Specialty Holdings Ltd.	37,000	1,388,610
Everest Re Group Ltd.	6,900	679,029
Hartford Financial Services Group, Inc.	7,000	600,320
Marsh & McLennan Companies, Inc.	5,900	185,378
MetLife, Inc.	10,300	604,919
Platinum Underwriters Holdings Ltd.	29,051	884,022
Scottish Re Group Ltd.	18,300	108,885
The St. Paul Travelers Companies, Inc.	22,800	1,181,268
		12,790,775
Real Estate Investment Trusts - 3.8%
CBL & Associates Properties, Inc.	3,000	129,300
Corporate Office Properties Trust (SBI)	13,600	676,056
Developers Diversified Realty Corp.	10,500	680,190
Duke Realty Corp.	15,500	674,560
Equity Residential (SBI)	18,700	995,962
General Growth Properties, Inc.	13,037	716,253
Kimco Realty Corp.	14,500	672,510
United Dominion Realty Trust, Inc. (SBI)	300	10,074
Vornado Realty Trust	2,000	252,220
		4,807,125
Real Estate Management & Development - 0.4%
Mitsubishi Estate Co. Ltd.	20,000	493,998
Thrifts & Mortgage Finance - 1.2%
Countrywide Financial Corp.	8,900	353,508
Fannie Mae	12,500	712,875
Hudson City Bancorp, Inc.	35,900	476,393
		1,542,776
TOTAL FINANCIALS		32,632,066
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 5.9%
Biotechnology - 0.3%
Alkermes, Inc. (a)	5,600	$ 85,008
Amgen, Inc. (a)	4,400	312,400
		397,408
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	21,000	939,540
Becton, Dickinson & Co.	9,200	659,824
C.R. Bard, Inc.	7,400	608,946
		2,208,310
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	11,800	538,670
Bumrungrad Hospital PCL (For. Reg.)	62,400	63,452
DaVita, Inc. (a)	9,700	516,137
		1,118,259
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	5,600	245,448
Pharmaceuticals - 2.7%
Merck & Co., Inc.	12,700	565,277
Novartis AG sponsored ADR	9,000	525,690
Pfizer, Inc.	72,700	1,998,523
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,700	310,982
		3,400,472
TOTAL HEALTH CARE		7,369,897
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.7%
General Dynamics Corp.	9,100	681,044
Honeywell International, Inc.	26,400	1,134,672
Precision Castparts Corp.	4,300	324,478
		2,140,194
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	7,300	568,816
Building Products - 0.3%
Masco Corp.	12,800	367,232
Commercial Services & Supplies - 0.7%
Allied Waste Industries, Inc.	24,300	308,124
The Brink's Co.	5,300	297,542
Waste Management, Inc.	9,100	333,151
		938,817
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - 1.7%
Fluor Corp.	16,900	$ 1,471,652
Shaw Group, Inc. (a)	20,300	606,767
		2,078,419
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	2,700	246,888
Industrial Conglomerates - 0.3%
Tyco International Ltd.	11,900	360,451
Machinery - 1.3%
Deere & Co.	8,100	777,600
Flowserve Corp. (a)	8,000	430,720
Oshkosh Truck Co.	7,900	379,279
		1,587,599
Road & Rail - 2.0%
AMERCO (a)	4,000	347,400
Burlington Northern Santa Fe Corp.	6,500	488,540
Con-way, Inc.	13,000	599,560
CSX Corp.	14,500	519,970
Laidlaw International, Inc.	5,800	168,490
Landstar System, Inc.	7,400	333,296
		2,457,256
TOTAL INDUSTRIALS		10,745,672
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 0.3%
Comverse Technology, Inc. (a)	15,900	310,368
Computers & Peripherals - 4.7%
Dell, Inc. (a)	23,800	648,312
Hewlett-Packard Co.	15,300	603,738
Imation Corp.	10,800	500,148
International Business Machines Corp.	13,000	1,194,960
Komag, Inc. (a)	16,200	639,576
NCR Corp. (a)	28,900	1,240,099
Seagate Technology (a)	41,200	1,061,312
		5,888,145
Electronic Equipment & Instruments - 3.4%
Agilent Technologies, Inc. (a)	14,100	448,944
Arrow Electronics, Inc. (a)	15,391	488,818
Avnet, Inc. (a)	44,503	1,103,229
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. (a)	37,100	$ 417,375
FLIR Systems, Inc. (a)	10,800	347,868
Ingram Micro, Inc. Class A (a)	15,600	317,928
Molex, Inc.	16,100	515,200
Solectron Corp. (a)	64,000	213,120
Vishay Intertechnology, Inc. (a)	28,900	378,590
		4,231,072
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	10,300	268,933
IT Services - 0.8%
Infosys Technologies Ltd. sponsored ADR	2,200	117,766
Mastercard, Inc. Class A	4,400	447,700
Satyam Computer Services Ltd. sponsored ADR	16,000	373,600
		939,066
Office Electronics - 0.4%
Xerox Corp.	31,700	523,050
Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	7,400	240,648
Applied Materials, Inc.	29,600	532,208
ASML Holding NV (NY Shares) (a)	25,300	629,970
Atmel Corp. (a)	76,100	385,066
Axcelis Technologies, Inc. (a)	8,905	56,903
Broadcom Corp. Class A (a)	11,400	374,262
Brooks Automation, Inc. (a)	20,000	279,400
Cypress Semiconductor Corp. (a)	1,700	29,563
DSP Group, Inc. (a)	1,600	34,544
Fairchild Semiconductor International, Inc. (a)	21,400	349,248
Hittite Microwave Corp. (a)	6,000	234,420
Intel Corp.	25,500	544,425
Intersil Corp. Class A	15,400	381,458
Linear Technology Corp.	7,400	237,836
Maxim Integrated Products, Inc.	17,000	535,160
National Semiconductor Corp.	22,400	541,856
ON Semiconductor Corp. (a)	79,100	509,404
PMC-Sierra, Inc. (a)	8,200	62,402
Verigy Ltd.	2,000	35,680
		5,994,453
Software - 3.1%
BEA Systems, Inc. (a)	21,200	291,924
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Compuware Corp. (a)	6,200	$ 52,018
Hyperion Solutions Corp. (a)	8,300	305,108
Microsoft Corp.	58,900	1,727,537
Quest Software, Inc. (a)	22,400	320,544
Symantec Corp. (a)	23,400	496,080
Ubisoft Entertainment SA (a)	11,500	723,344
		3,916,555
TOTAL INFORMATION TECHNOLOGY		22,071,642
MATERIALS - 1.9%
Chemicals - 1.3%
Agrium, Inc.	12,200	374,530
Ashland, Inc.	7,500	507,075
Cytec Industries, Inc.	1,700	90,661
FMC Corp.	560	39,693
Monsanto Co.	12,500	600,875
		1,612,834
Metals & Mining - 0.6%
Alcoa, Inc.	16,700	520,539
Titanium Metals Corp.	5,900	188,623
		709,162
TOTAL MATERIALS		2,321,996
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	81,200	2,753,492
BellSouth Corp.	22,200	989,898
Citizens Communications Co.	2,700	38,259
Verizon Communications, Inc.	30,200	1,055,188
		4,836,837
Wireless Telecommunication Services - 1.4%
America Movil SA de CV Series L sponsored ADR	4,000	177,880
American Tower Corp. Class A (a)	13,400	507,458
Bharti Airtel Ltd. (a)	5,133	75,067
Crown Castle International Corp. (a)	12,300	423,858
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
MTN Group Ltd.	9,000	$ 91,960
SBA Communications Corp. Class A (a)	18,400	522,008
		1,798,231
TOTAL TELECOMMUNICATION SERVICES		6,635,068
UTILITIES - 3.6%
Electric Utilities - 1.4%
Edison International	9,800	450,604
Exelon Corp.	8,490	515,598
FPL Group, Inc.	5,500	293,150
PPL Corp.	14,300	519,805
		1,779,157
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	75,600	1,766,772
Multi-Utilities - 0.8%
CMS Energy Corp. (a)	37,000	599,770
Duke Energy Corp.	12,700	402,844
		1,002,614
TOTAL UTILITIES		4,548,543
TOTAL COMMON STOCKS (Cost $116,999,139)		123,892,076
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 5.35% (b) (Cost $890,870)	890,870	890,870
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $117,890,009)		124,782,946
NET OTHER ASSETS - 0.1%		147,181
NET ASSETS - 100%		$ 124,930,127
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 114,730
Fidelity Securities Lending Cash Central Fund	5,397
Total	$ 120,127
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
Bermuda	4.8%
Cayman Islands	4.0%
France	1.4%
Canada	1.4%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $116,999,139)	$ 123,892,076
Fidelity Central Funds (cost $890,870)	890,870
Total Investments (cost $117,890,009)		$ 124,782,946
Cash		249,699
Receivable for investments sold		8,578,070
Receivable for fund shares sold		84,371
Dividends receivable		210,093
Interest receivable		18,674
Other receivables		583
Total assets		133,924,436

Liabilities
Payable for investments purchased	$ 8,666,992
Payable for fund shares redeemed	115,337
Accrued management fee	67,993
Distribution fees payable	59,787
Other affiliated payables	39,293
Other payables and accrued expenses	44,907
Total liabilities		8,994,309

Net Assets		$ 124,930,127
Net Assets consist of:
Paid in capital		$ 99,193,979
Undistributed net investment income		338,798
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,505,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,892,163
Net Assets		$ 124,930,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($28,437,932 ÷ 2,181,414 shares)	$ 13.04

Maximum offering price per share (100/94.25 of $13.04)	$ 13.84
Class T: Net Asset Value and redemption price per share ($54,066,962 ÷ 4,171,907 shares)	$ 12.96

Maximum offering price per share (100/96.50 of $12.96)	$ 13.43
Class B: Net Asset Value and offering price per share ($20,915,520 ÷ 1,637,446 shares)A	$ 12.77

Class C: Net Asset Value and offering price per share ($17,689,640 ÷ 1,386,238 shares)A	$ 12.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,073 ÷ 289,772 shares)	$ 13.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 2,132,144
Interest		5,103
Income from Fidelity Central Funds		120,127
Total income		2,257,374

Expenses
Management fee	$ 667,387
Transfer agent fees	410,514
Distribution fees	692,334
Accounting and security lending fees	49,194
Custodian fees and expenses	32,192
Independent trustees' compensation	448
Registration fees	58,890
Audit	51,960
Legal	3,433
Miscellaneous	(2,684)
Total expenses before reductions	1,963,668
Expense reductions	(106,291)	1,857,377
Net investment income (loss)		399,997
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,095,316
Foreign currency transactions	2,283
Total net realized gain (loss)		19,097,599
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $770)	(4,501,736)
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		(4,501,749)
Net gain (loss)		14,595,850
Net increase (decrease) in net assets resulting from operations		$ 14,995,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 399,997	$ 484,762
Net realized gain (loss)	19,097,599	8,001,018
Change in net unrealized appreciation (depreciation)	(4,501,749)	365,139
Net increase (decrease) in net assets resulting from operations	14,995,847	8,850,919
Distributions to shareholders from net investment income	(392,381)	(322,045)
Distributions to shareholders from net realized gain	(7,517,321)	(1,898,873)
Total distributions	(7,909,702)	(2,220,918)
Share transactions - net increase (decrease)	4,034,801	10,373,777
Total increase (decrease) in net assets	11,120,946	17,003,778

Net Assets
Beginning of period	113,809,181	96,805,403
End of period (including undistributed net investment income of $338,798 and undistributed net investment income of $424,903, respectively)	$ 124,930,127	$ 113,809,181

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.31	$ 11.61	$ 10.42	$ 8.88	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.08	.09	.09 F	.04	.01
Net realized and unrealized gain (loss)	1.53	.91	1.31	1.50	(.63)
Total from investment operations	1.61	1.00	1.40	1.54	(.62)
Distributions from net investment income	(.09)	(.08)	(.05)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.88) H	(.30)	(.21)	-	-
Net asset value, end of period	$ 13.04	$ 12.31	$ 11.61	$ 10.42	$ 8.88
Total Return A, B	13.96%	8.80%	13.60%	17.34%	(6.53)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.33%	1.36%	1.45%	1.64%	2.00%
Expenses net of fee waivers, if any	1.25%	1.27%	1.45%	1.53%	1.70%
Expenses net of all reductions	1.24%	1.20%	1.40%	1.44%	1.62%
Net investment income (loss)	.67%	.81%	.82%	.44%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,438	$ 21,393	$ 13,083	$ 7,536	$ 3,614
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.24	$ 11.54	$ 10.36	$ 8.85	$ 9.49
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06 F	.02	(.01)
Net realized and unrealized gain (loss)	1.52	.91	1.30	1.49	(.63)
Total from investment operations	1.57	.97	1.36	1.51	(.64)
Distributions from net investment income	(.05)	(.05)	(.02)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.85) H	(.27)	(.18)	-	-
Net asset value, end of period	$ 12.96	$ 12.24	$ 11.54	$ 10.36	$ 8.85
Total ReturnA, B	13.60%	8.57%	13.26%	17.06%	(6.74)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.59%	1.62%	1.73%	1.94%	2.27%
Expenses net of fee waivers, if any	1.50%	1.53%	1.73%	1.78%	1.92%
Expenses net of all reductions	1.49%	1.46%	1.67%	1.68%	1.85%
Net investment income (loss)	.42%	.55%	.54%	.20%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,067	$ 47,736	$ 43,575	$ 30,316	$ 18,985
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 11.39	$ 10.24	$ 8.78	$ 9.46
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- F, H	(.02)	(.05)
Net realized and unrealized gain (loss)	1.50	.90	1.28	1.48	(.63)
Total from investment operations	1.49	.90	1.28	1.46	(.68)
Distributions from net realized gain	(.79) I	(.22)	(.13)	-	-
Net asset value, end of period	$ 12.77	$ 12.07	$ 11.39	$ 10.24	$ 8.78
Total Return A, B	13.07%	8.03%	12.58%	16.63%	(7.19)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.12%	2.27%	2.44%	2.78%
Expenses net of fee waivers, if any	2.00%	2.04%	2.25%	2.25%	2.41%
Expenses net of all reductions	1.99%	1.97%	2.19%	2.15%	2.34%
Net investment income (loss)	(.08)%	.04%	.02%	(.27)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,916	$ 21,849	$ 21,024	$ 14,372	$ 10,253
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 11.39	$ 10.23	$ 8.77	$ 9.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.01	- F, H	(.02)	(.05)
Net realized and unrealized gain (loss)	1.49	.89	1.29	1.48	(.64)
Total from investment operations	1.48	.90	1.29	1.46	(.69)
Distributions from net realized gain	(.79) I	(.22)	(.13)	-	-
Net asset value, end of period	$ 12.76	$ 12.07	$ 11.39	$ 10.23	$ 8.77
Total Return A, B	13.02%	8.03%	12.69%	16.65%	(7.29)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.11%	2.23%	2.37%	2.71%
Expenses net of fee waivers, if any	2.00%	2.03%	2.23%	2.25%	2.40%
Expenses net of all reductions	1.99%	1.96%	2.18%	2.15%	2.32%
Net investment income (loss)	(.08)%	.05%	.04%	(.26)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,690	$ 16,849	$ 15,303	$ 11,665	$ 8,616
Portfolio turnover rate E	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 11.72	$ 10.50	$ 8.91	$ 9.51
Income from Investment Operations
Net investment income (loss) B	.12	.14	.13 E	.06	.04
Net realized and unrealized gain (loss)	1.54	.92	1.31	1.53	(.64)
Total from investment operations	1.66	1.06	1.44	1.59	(.60)
Distributions from net investment income	(.12)	(.13)	(.06)	-	-
Distributions from net realized gain	(.80)	(.22)	(.16)	-	-
Total distributions	(.91) G	(.35)	(.22)	-	-
Net asset value, end of period	$ 13.18	$ 12.43	$ 11.72	$ 10.50	$ 8.91
Total Return A	14.28%	9.27%	13.89%	17.85%	(6.31)%
Ratios to Average Net Assets C, F
Expenses before reductions	.91%	.92%	1.11%	1.25%	1.62%
Expenses net of fee waivers, if any	.91%	.92%	1.11%	1.25%	1.40%
Expenses net of all reductions	.90%	.85%	1.05%	1.15%	1.32%
Net investment income (loss)	1.02%	1.16%	1.17%	.69%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,820	$ 5,983	$ 3,821	$ 1,031	$ 402
Portfolio turnover rate D	251%	190%	144%	154%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions

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1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, passive foreign investment companies (PFIC), foreign currency transactions, and losses deferred due to wash sales.

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,597,408
Unrealized depreciation	(1,002,541)
Net unrealized appreciation (depreciation)	6,594,867
Undistributed ordinary income	8,279,868
Undistributed long-term capital gain	9,649,328

Cost for federal income tax purposes	$ 118,188,079

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 2,256,746	$ 322,045
Long-term Capital Gains	5,652,956	1,898,873
Total	$ 7,909,702	$ 2,220,918

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

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2. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,092,980 and $296,647,036, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,271	$ 667
Class T	.25%	.25%	255,060	951
Class B	.75%	.25%	209,010	156,756
Class C	.75%	.25%	166,993	14,301
			$ 692,334	$ 172,675

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,379
Class T	13,166
Class B*	28,588
Class C*	1,197
$ 70,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 86,219.35
Class T	183,210.36
Class B	73,640.35
Class C	58,863.35
Institutional Class	8,582.18
	$ 410,514

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,538 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $323 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

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Notes to Financial Statements - continued

6. Security Lending - continued

Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,397.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 18,936
Class T	1.50%	45,012
Class B	2.00%	17,595
Class C	2.00%	13,957
		$ 95,500

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,791 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the

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8. Other - continued

accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 146,438	$ 92,027
Class T	190,733	191,544
Institutional Class	55,210	38,474
Total	$ 392,381	$ 322,045
From net realized gain
Class A	$ 1,385,857	$ 258,630
Class T	3,195,378	849,021
Class B	1,433,616	413,854
Class C	1,117,679	302,694
Institutional Class	384,791	74,674
Total	$ 7,517,321	$ 1,898,873

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	891,320	914,839	$ 10,735,310	$ 10,680,315
Reinvestment of distributions	124,450	28,728	1,457,920	330,932
Shares redeemed	(571,740)	(333,478)	(6,924,697)	(3,886,862)
Net increase (decrease)	444,030	610,089	$ 5,268,533	$ 7,124,385
Class T
Shares sold	1,335,729	1,382,323	$ 16,064,028	$ 16,030,438
Reinvestment of distributions	282,033	88,197	3,292,865	1,012,276
Shares redeemed	(1,346,387)	(1,347,318)	(16,106,618)	(15,734,767)
Net increase (decrease)	271,375	123,202	$ 3,250,275	$ 1,307,947
Class B
Shares sold	248,592	506,626	$ 2,963,054	$ 5,792,050
Reinvestment of distributions	112,606	32,386	1,302,280	368,093
Shares redeemed	(533,191)	(575,003)	(6,308,341)	(6,581,791)
Net increase (decrease)	(171,993)	(35,991)	$ (2,043,007)	$ (421,648)
Class C
Shares sold	281,281	408,380	$ 3,356,150	$ 4,675,750
Reinvestment of distributions	88,061	24,224	1,017,545	275,323
Shares redeemed	(378,908)	(380,624)	(4,483,620)	(4,371,942)
Net increase (decrease)	(9,566)	51,980	$ (109,925)	$ 579,131
Institutional Class
Shares sold	101,040	350,511	$ 1,228,293	$ 4,099,722
Reinvestment of distributions	28,732	3,481	339,183	40,241
Shares redeemed	(321,286)	(198,654)	(3,898,551)	(2,356,001)
Net increase (decrease)	(191,514)	155,338	$ (2,331,075)	$ 1,783,962

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Scott Offen (46)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Offen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Offen worked as an analyst and portfolio manager. Mr. Offen also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Apointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/06	12/15/06	$0.103	$0.635
	01/08/07	01/05/07	$0.00	$1.15

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $9,649,328, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% and 24% of the dividends distributed in December 2005 and January 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% and 38% of the dividends distributed in December 2005 and January 2006, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEVI-UANN-0107
1.786684.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	3.94%	8.60%	3.82%
Class T (incl. 3.50% sales charge)	6.17%	8.77%	3.91%
Class B (incl. contingent deferred sales charge) B	4.48%	8.77%	4.03%
Class C (incl. contingent deferred sales charge) C	8.48%	9.08%	4.03%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Fifty Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, who managed Fidelity® Advisor Fifty Fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the year ended November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the year overall, the Dow rose 15.76%, the Russell 2000 advanced 17.43%, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 10.28%, 10.02%, 9.48% and 9.48%, respectively (excluding sales charges), trailing the S&P 500®. Underweightings in energy, financials and consumer discretionary hurt performance versus the index, as did the fund's big overweighting in technology and its positioning within health care. Additionally, my picks in energy and financials hurt results. Microsoft was the fund's top detractor, as I trimmed the position on weakness, only to watch the stock rally. Underweighting strong performing energy stock Exxon Mobil also was detrimental, as were positions in HMO UnitedHealth Group, Comverse Technology, a provider of communications hardware and software, and online auctioneer eBay. Conversely, my picks in technology, industrials and materials helped. For example, Canada's Research In Motion, maker of the popular BlackBerry handheld messaging device, was our top contributor. Some exciting new products and the settlement of patent infringement litigation helped the stock. Also aiding results were Carpenter Technology, a maker of industrial metal alloys used in the booming aerospace industry, India-based Infosys Technologies, a provider of software outsourcing services, and Internet search provider Google. All contributors I mentioned except for Google were out-of-index holdings. Most of the stocks mentioned above were no longer held at period end.

Note to shareholders: Peter Saperstone became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,069.70	$ 6.49
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,068.50	$ 7.78
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,066.10	$ 10.36
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,066.10	$ 10.36
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,071.50	$ 4.99
Hypothetical A	$ 1,000.00	$ 1,020.26	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	8.1	0.0
Time Warner, Inc.	5.9	0.0
Harman International Industries, Inc.	4.9	0.0
Agilent Technologies, Inc.	4.8	0.0
Juniper Networks, Inc.	3.8	0.0
McDermott International, Inc.	3.1	1.1
NAVTEQ Corp.	3.1	1.0
ABB Ltd. sponsored ADR	3.1	0.0
Sears Holdings Corp.	3.0	0.0
First Data Corp.	3.0	1.6
	42.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.5	24.0
Consumer Discretionary	23.1	7.5
Industrials	15.8	10.4
Telecommunication Services	14.2	0.9
Consumer Staples	5.0	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.4%		Stocks 89.9%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 10.1%
* Foreign investments	20.0%	** Foreign investments	16.5%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 23.1%
Automobiles - 2.9%
Renault SA	26,897	$ 3,223,339
Diversified Consumer Services - 2.9%
DeVry, Inc.	53,900	1,413,258
Weight Watchers International, Inc.	36,152	1,769,279
		3,182,537
Hotels, Restaurants & Leisure - 2.0%
International Game Technology	49,200	2,153,976
Yum! Brands, Inc.	100	6,119
		2,160,095
Household Durables - 4.9%
Harman International Industries, Inc.	51,722	5,370,812
Media - 5.9%
R.H. Donnelley Corp.	100	6,200
Time Warner, Inc.	325,900	6,563,626
		6,569,826
Multiline Retail - 4.5%
Federated Department Stores, Inc.	38,400	1,616,256
Sears Holdings Corp. (a)	19,600	3,359,832
		4,976,088
TOTAL CONSUMER DISCRETIONARY		25,482,697
CONSUMER STAPLES - 5.0%
Beverages - 2.0%
Molson Coors Brewing Co. Class B	31,100	2,210,588
Food & Staples Retailing - 3.0%
Safeway, Inc.	105,950	3,264,320
TOTAL CONSUMER STAPLES		5,474,908
ENERGY - 4.2%
Energy Equipment & Services - 2.1%
Diamond Offshore Drilling, Inc.	28,800	2,235,456
National Oilwell Varco, Inc. (a)	1,800	119,718
		2,355,174
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Ultra Petroleum Corp. (a)	21,300	$ 1,148,070
Valero Energy Corp.	20,400	1,123,428
		2,271,498
TOTAL ENERGY		4,626,672
FINANCIALS - 2.6%
Capital Markets - 1.1%
Ashmore Group plc	282,439	1,242,112
Insurance - 1.5%
Everest Re Group Ltd.	16,300	1,604,083
Real Estate Management & Development - 0.0%
The St. Joe Co.	100	5,599
Thrifts & Mortgage Finance - 0.0%
Countrywide Financial Corp.	100	3,972
TOTAL FINANCIALS		2,855,766
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Patterson Companies, Inc. (a)	100	3,711
INDUSTRIALS - 15.8%
Airlines - 0.9%
US Airways Group, Inc. (a)	17,500	993,300
Construction & Engineering - 0.0%
Quanta Services, Inc. (a)	2,100	38,493
Electrical Equipment - 3.1%
ABB Ltd. sponsored ADR	207,800	3,382,984
Industrial Conglomerates - 3.1%
McDermott International, Inc. (a)	66,150	3,445,092
Machinery - 6.0%
Deere & Co.	34,400	3,302,400
Flowserve Corp. (a)	61,400	3,305,776
		6,608,176
Road & Rail - 2.7%
Hertz Global Holdings, Inc.	183,600	2,937,600
TOTAL INDUSTRIALS		17,405,645
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 30.5%
Communications Equipment - 9.2%
Cisco Systems, Inc. (a)	120,700	$ 3,244,416
Juniper Networks, Inc. (a)	198,250	4,220,743
Nokia Corp. sponsored ADR	133,700	2,703,414
		10,168,573
Computers & Peripherals - 2.0%
Dell, Inc. (a)	80,700	2,198,268
Electronic Equipment & Instruments - 4.8%
Agilent Technologies, Inc. (a)	166,600	5,304,544
IT Services - 6.0%
First Data Corp.	131,700	3,325,425
Western Union Co. (a)	145,700	3,321,960
		6,647,385
Software - 8.5%
Electronic Arts, Inc. (a)	36,848	2,057,961
Microsoft Corp.	74,000	2,170,420
NAVTEQ Corp. (a)	95,300	3,408,881
Nintendo Co. Ltd.	7,100	1,692,374
		9,329,636
TOTAL INFORMATION TECHNOLOGY		33,648,406
MATERIALS - 2.0%
Chemicals - 2.0%
Mosaic Co. (a)	54,000	1,150,200
Potash Corp. of Saskatchewan, Inc.	7,800	1,097,772
		2,247,972
Metals & Mining - 0.0%
Mittal Steel Co. NV Class A (NY Shares)	100	4,121
TOTAL MATERIALS		2,252,093
TELECOMMUNICATION SERVICES - 14.2%
Diversified Telecommunication Services - 9.3%
AT&T, Inc.	262,100	8,887,810
Global Crossing Ltd. (a)	8,974	231,709
Level 3 Communications, Inc. (a)(d)	209,400	1,118,196
		10,237,715
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 4.9%
American Tower Corp. Class A (a)	85,300	$ 3,230,311
Vodafone Group PLC sponsored ADR	83,800	2,208,968
		5,439,279
TOTAL TELECOMMUNICATION SERVICES		15,676,994
TOTAL COMMON STOCKS (Cost $103,195,164)		107,426,892
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 5.35% (b)	3,026,667	3,026,667
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,099,350	1,099,350
TOTAL MONEY MARKET FUNDS (Cost $4,126,017)		4,126,017
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $107,321,181)		111,552,909
NET OTHER ASSETS - (1.1)%		(1,226,460)
NET ASSETS - 100%		$ 110,326,449
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 282,458
Fidelity Securities Lending Cash Central Fund	52,413
Total	$ 334,871
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.0%
United Kingdom	3.1%
Panama	3.1%
Switzerland	3.1%
France	2.9%
Finland	2.5%
Canada	2.1%
Bermuda	1.7%
Japan	1.5%
Others (individually less than 1%)	0.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $1,118,196) - See accompanying schedule: Unaffiliated issuers (cost $103,195,164)	$ 107,426,892
Fidelity Central Funds (cost $4,126,017)	4,126,017
Total Investments (cost $107,321,181)		$ 111,552,909
Cash		140,309
Receivable for investments sold		12,707,032
Receivable for fund shares sold		178,358
Dividends receivable		142,387
Interest receivable		34,421
Receivable from investment adviser for expense reductions		2,241
Other receivables		3,069
Total assets		124,760,726

Liabilities
Payable for investments purchased	$ 12,951,930
Payable for fund shares redeemed	209,199
Accrued management fee	51,362
Distribution fees payable	51,062
Other affiliated payables	34,006
Other payables and accrued expenses	37,368
Collateral on securities loaned, at value	1,099,350
Total liabilities		14,434,277

Net Assets		$ 110,326,449
Net Assets consist of:
Paid in capital		$ 85,760,881
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,331,659
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,233,909
Net Assets		$ 110,326,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,181,744 ÷ 2,970,537 shares)	$ 13.19

Maximum offering price per share (100/94.25 of $13.19)	$ 13.99
Class T: Net Asset Value and redemption price per share ($31,313,142 ÷ 2,417,705 shares)	$ 12.95

Maximum offering price per share (100/96.50 of $12.95)	$ 13.42
Class B: Net Asset Value and offering price per share ($19,256,648 ÷ 1,530,970 shares) A	$ 12.58

Class C: Net Asset Value and offering price per share ($17,131,984 ÷ 1,361,842 shares) A	$ 12.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,442,931 ÷ 255,207 shares)	$ 13.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 800,551
Special dividends		153,225
Interest		52
Income from Fidelity Central Funds		334,871
Total income		1,288,699

Expenses
Management fee	$ 537,216
Transfer agent fees	333,805
Distribution fees	555,636
Accounting and security lending fees	39,636
Custodian fees and expenses	26,152
Independent trustees' compensation	351
Registration fees	61,848
Audit	44,980
Legal	3,787
Miscellaneous	(3,374)
Total expenses before reductions	1,600,037
Expense reductions	(102,868)	1,497,169
Net investment income (loss)		(208,470)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $188,272)	20,651,751
Foreign currency transactions	(36,330)
Total net realized gain (loss)		20,615,421
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $10,165)	(11,370,577)
Assets and liabilities in foreign currencies	2,181
Total change in net unrealized appreciation (depreciation)		(11,368,396)
Net gain (loss)		9,247,025
Net increase (decrease) in net assets resulting from operations		$ 9,038,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (208,470)	$ (642,363)
Net realized gain (loss)	20,615,421	2,606,312
Change in net unrealized appreciation (depreciation)	(11,368,396)	6,985,706
Net increase (decrease) in net assets resulting from operations	9,038,555	8,949,655
Distributions to shareholders from net realized gain	(1,507,934)	-
Share transactions - net increase (decrease)	23,274,290	(3,800,337)
Total increase (decrease) in net assets	30,804,911	5,149,318

Net Assets
Beginning of period	79,521,538	74,372,220
End of period	$ 110,326,449	$ 79,521,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.18	$ 10.77	$ 9.97	$ 9.34	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.01 F	(.05)	(.01) G	(.01)	.02
Net realized and unrealized gain (loss)	1.23	1.46	.81	.64	.94
Total from investment operations	1.24	1.41	.80	.63	.96
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 13.19	$ 12.18	$ 10.77	$ 9.97	$ 9.34
Total Return A, B	10.28%	13.09%	8.02%	6.75%	11.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.33%	1.40%	1.43%	1.51%	1.64%
Expenses net of fee waivers, if any	1.25%	1.28%	1.43%	1.51%	1.61%
Expenses net of all reductions	1.25%	1.24%	1.38%	1.33%	1.46%
Net investment income (loss)	.11% F	(.47)%	(.12)%	(.11)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,182	$ 20,556	$ 17,633	$ 11,917	$ 5,942
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.99	$ 10.64	$ 9.89	$ 9.28	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.08)	(.05) G	(.04)	- I
Net realized and unrealized gain (loss)	1.21	1.43	.80	.65	.92
Total from investment operations	1.19	1.35	.75	.61	.92
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.95	$ 11.99	$ 10.64	$ 9.89	$ 9.28
Total Return A, B	10.02%	12.69%	7.58%	6.57%	11.00%
Ratios to Average Net Assets D, H
Expenses before reductions	1.62%	1.68%	1.78%	1.81%	1.93%
Expenses net of fee waivers, if any	1.50%	1.54%	1.75%	1.80%	1.90%
Expenses net of all reductions	1.49%	1.50%	1.70%	1.62%	1.75%
Net investment income (loss)	(.13)% F	(.73)%	(.44)%	(.40)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,313	$ 26,484	$ 24,219	$ 24,343	$ 24,691
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.45	$ 9.75	$ 9.20	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.13)	(.09) G	(.08)	(.04)
Net realized and unrealized gain (loss)	1.18	1.39	.79	.63	.93
Total from investment operations	1.10	1.26	.70	.55	.89
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.20
Total Return A, B	9.48%	12.06%	7.18%	5.98%	10.71%
Ratios to Average Net Assets D, H
Expenses before reductions	2.10%	2.16%	2.24%	2.25%	2.35%
Expenses net of fee waivers, if any	2.00%	2.05%	2.24%	2.25%	2.32%
Expenses net of all reductions	1.99%	2.00%	2.19%	2.08%	2.18%
Net investment income (loss)	(.63)% F	(1.24)%	(.93)%	(.85)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,257	$ 19,056	$ 20,137	$ 18,657	$ 15,626
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.45	$ 9.75	$ 9.19	$ 8.30
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.13)	(.09) G	(.07)	(.04)
Net realized and unrealized gain (loss)	1.18	1.39	.79	.63	.93
Total from investment operations	1.10	1.26	.70	.56	.89
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.19
Total Return A, B	9.48%	12.06%	7.18%	6.09%	10.72%
Ratios to Average Net Assets D, H
Expenses before reductions	2.09%	2.15%	2.18%	2.21%	2.32%
Expenses net of fee waivers, if any	2.00%	2.04%	2.18%	2.21%	2.30%
Expenses net of all reductions	1.99%	2.00%	2.13%	2.04%	2.15%
Net investment income (loss)	(.63)% F	(1.23)%	(.87)%	(.81)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,132	$ 12,016	$ 11,736	$ 11,501	$ 8,594
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 10.96	$ 10.10	$ 9.41	$ 8.41
Income from Investment Operations
Net investment income (loss) B	.05 E	(.02)	.03 F	.03	.07
Net realized and unrealized gain (loss)	1.26	1.47	.83	.66	.93
Total from investment operations	1.31	1.45	.86	.69	1.00
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 13.49	$ 12.41	$ 10.96	$ 10.10	$ 9.41
Total Return A	10.66%	13.23%	8.51%	7.33%	11.89%
Ratios to Average Net Assets C, G
Expenses before reductions	.95%	.98%	1.01%	1.03%	1.15%
Expenses net of fee waivers, if any	.95%	.98%	1.01%	1.03%	1.15%
Expenses net of all reductions	.94%	.93%	.96%	.86%	1.01%
Net investment income (loss)	.42% E	(.16)%	.30%	.37%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,443	$ 1,408	$ 647	$ 1,054	$ 1,229
Portfolio turnover rate D	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, net operating losses and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,106,043
Unrealized depreciation	(1,077,920)
Net unrealized appreciation (depreciation)	4,028,123
Undistributed ordinary income	3,308,746
Undistributed long-term capital gain	15,747,358

Cost for federal income tax purposes	$ 107,524,786

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Long-term Capital Gains	$ 1,507,934	$ -

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $226,185,254 and $202,000,359, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 75,912	$ 6,837
Class T	.25%	.25%	144,736	380
Class B	.75%	.25%	193,716	145,311
Class C	.75%	.25%	141,272	32,679
			$ 555,636	$ 185,207

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	55,568
Class T	16,052
Class B *	45,507
Class C *	2,597
$ 119,724

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 102,802.34
Class T	109,010.38
Class B	68,665.35
Class C	49,059.35
Institutional Class	4,269.20
	$ 333,805

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,856 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $247 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $52,413.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 24,809
Class T	1.50%	36,529
Class B	2.00%	20,705
Class C	2.00%	13,247
		$ 95,290

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,128 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 450

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 384,710	$ -
Class T	498,113	-
Class B	368,060	-
Class C	231,245	-
Institutional Class	25,806	-
Total	$ 1,507,934	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	1,968,342	749,485	$ 24,677,062	$ 8,229,508
Reinvestment of distributions	29,874	-	367,441	-
Shares redeemed	(715,926)	(698,910)	(8,973,730)	(7,759,772)
Net increase (decrease)	1,282,290	50,575	$ 16,070,773	$ 469,736
Class T
Shares sold	851,178	738,839	$ 10,463,972	$ 8,101,133
Reinvestment of distributions	40,020	-	484,497	-
Shares redeemed	(682,606)	(805,037)	(8,437,661)	(8,745,190)
Net increase (decrease)	208,592	(66,198)	$ 2,510,808	$ (644,057)
Class B
Shares sold	358,407	312,756	$ 4,300,288	$ 3,334,280
Reinvestment of distributions	28,096	-	331,909	-
Shares redeemed	(483,422)	(612,672)	(5,781,770)	(6,508,363)
Net increase (decrease)	(96,919)	(299,916)	$ (1,149,573)	$ (3,174,083)
Class C
Shares sold	582,136	256,901	$ 6,975,163	$ 2,732,463
Reinvestment of distributions	17,909	-	211,585	-
Shares redeemed	(264,600)	(353,924)	(3,162,653)	(3,740,547)
Net increase (decrease)	335,445	(97,023)	$ 4,024,095	$ (1,008,084)
Institutional Class
Shares sold	160,150	92,478	$ 2,052,021	$ 999,047
Reinvestment of distributions	1,953	-	24,502	-
Shares redeemed	(20,356)	(38,083)	(258,336)	(442,896)
Net increase (decrease)	141,747	54,395	$ 1,818,187	$ 556,151

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Fifty. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Peter Saperstone (39)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Saperstone also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Saperstone worked as a research analyst and manager. Mr. Saperstone also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Fifty. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Fifty. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Fifty. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Fifty Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/06	12/15/06	$ -	$0.820
	01/08/07	01/05/07	$ -	$1.363
Class T	12/18/06	12/15/06	$ -	$0.820
	01/08/07	01/05/07	$ -	$1.326
Class B	12/18/06	12/15/06	$ -	$0.820
	01/08/07	01/05/07	$ -	$1.260
Class C	12/18/06	12/15/06	$ -	$0.820
	01/08/07	01/05/07	$ -	$1.292

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2006, $15,764,149, or, if different, the net capital gain of such year; and for dividends with respect to the taxable year ended November 30, 2005, $1,491,143 or, if different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIF-UANN-0107
1.786685.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	10.66%	10.30%	5.17%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, who managed Fidelity® Advisor Fifty Fund for most of the period covered by this report

There were a number of reasons why the overall U.S. stock market could have had subpar results during the year ended November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the year overall, the Dow rose 15.76%, the Russell 2000 advanced 17.43%, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Institutional Class shares returned 10.66%, trailing the S&P 500®. Underweightings in energy, financials and consumer discretionary hurt performance versus the index, as did the fund's big overweighting in technology and its positioning within health care. Additionally, my picks in energy and financials hurt results. Microsoft was the fund's top detractor, as I trimmed the position on weakness, only to watch the stock rally. Underweighting strong performing energy stock Exxon Mobil also was detrimental, as were positions in HMO UnitedHealth Group, Comverse Technology, a provider of communications hardware and software, and online auctioneer eBay. Conversely, my picks in technology, industrials and materials helped. For example, Canada's Research In Motion, maker of the popular BlackBerry handheld messaging device, was our top contributor. Some exciting new products and the settlement of patent infringement litigation helped the stock. Also aiding results were Carpenter Technology, a maker of industrial metal alloys used in the booming aerospace industry, India-based Infosys Technologies, a provider of software outsourcing services, and Internet search provider Google. All contributors I mentioned except for Google were out-of-index holdings. Most of the stocks mentioned above were no longer held at period end.

Note to shareholders: Peter Saperstone became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,069.70	$ 6.49
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,068.50	$ 7.78
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,066.10	$ 10.36
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,066.10	$ 10.36
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,071.50	$ 4.99
Hypothetical A	$ 1,000.00	$ 1,020.26	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	8.1	0.0
Time Warner, Inc.	5.9	0.0
Harman International Industries, Inc.	4.9	0.0
Agilent Technologies, Inc.	4.8	0.0
Juniper Networks, Inc.	3.8	0.0
McDermott International, Inc.	3.1	1.1
NAVTEQ Corp.	3.1	1.0
ABB Ltd. sponsored ADR	3.1	0.0
Sears Holdings Corp.	3.0	0.0
First Data Corp.	3.0	1.6
	42.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.5	24.0
Consumer Discretionary	23.1	7.5
Industrials	15.8	10.4
Telecommunication Services	14.2	0.9
Consumer Staples	5.0	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 97.4%		Stocks 89.9%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 10.1%
* Foreign investments	20.0%	** Foreign investments	16.5%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 23.1%
Automobiles - 2.9%
Renault SA	26,897	$ 3,223,339
Diversified Consumer Services - 2.9%
DeVry, Inc.	53,900	1,413,258
Weight Watchers International, Inc.	36,152	1,769,279
		3,182,537
Hotels, Restaurants & Leisure - 2.0%
International Game Technology	49,200	2,153,976
Yum! Brands, Inc.	100	6,119
		2,160,095
Household Durables - 4.9%
Harman International Industries, Inc.	51,722	5,370,812
Media - 5.9%
R.H. Donnelley Corp.	100	6,200
Time Warner, Inc.	325,900	6,563,626
		6,569,826
Multiline Retail - 4.5%
Federated Department Stores, Inc.	38,400	1,616,256
Sears Holdings Corp. (a)	19,600	3,359,832
		4,976,088
TOTAL CONSUMER DISCRETIONARY		25,482,697
CONSUMER STAPLES - 5.0%
Beverages - 2.0%
Molson Coors Brewing Co. Class B	31,100	2,210,588
Food & Staples Retailing - 3.0%
Safeway, Inc.	105,950	3,264,320
TOTAL CONSUMER STAPLES		5,474,908
ENERGY - 4.2%
Energy Equipment & Services - 2.1%
Diamond Offshore Drilling, Inc.	28,800	2,235,456
National Oilwell Varco, Inc. (a)	1,800	119,718
		2,355,174
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Ultra Petroleum Corp. (a)	21,300	$ 1,148,070
Valero Energy Corp.	20,400	1,123,428
		2,271,498
TOTAL ENERGY		4,626,672
FINANCIALS - 2.6%
Capital Markets - 1.1%
Ashmore Group plc	282,439	1,242,112
Insurance - 1.5%
Everest Re Group Ltd.	16,300	1,604,083
Real Estate Management & Development - 0.0%
The St. Joe Co.	100	5,599
Thrifts & Mortgage Finance - 0.0%
Countrywide Financial Corp.	100	3,972
TOTAL FINANCIALS		2,855,766
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Patterson Companies, Inc. (a)	100	3,711
INDUSTRIALS - 15.8%
Airlines - 0.9%
US Airways Group, Inc. (a)	17,500	993,300
Construction & Engineering - 0.0%
Quanta Services, Inc. (a)	2,100	38,493
Electrical Equipment - 3.1%
ABB Ltd. sponsored ADR	207,800	3,382,984
Industrial Conglomerates - 3.1%
McDermott International, Inc. (a)	66,150	3,445,092
Machinery - 6.0%
Deere & Co.	34,400	3,302,400
Flowserve Corp. (a)	61,400	3,305,776
		6,608,176
Road & Rail - 2.7%
Hertz Global Holdings, Inc.	183,600	2,937,600
TOTAL INDUSTRIALS		17,405,645
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 30.5%
Communications Equipment - 9.2%
Cisco Systems, Inc. (a)	120,700	$ 3,244,416
Juniper Networks, Inc. (a)	198,250	4,220,743
Nokia Corp. sponsored ADR	133,700	2,703,414
		10,168,573
Computers & Peripherals - 2.0%
Dell, Inc. (a)	80,700	2,198,268
Electronic Equipment & Instruments - 4.8%
Agilent Technologies, Inc. (a)	166,600	5,304,544
IT Services - 6.0%
First Data Corp.	131,700	3,325,425
Western Union Co. (a)	145,700	3,321,960
		6,647,385
Software - 8.5%
Electronic Arts, Inc. (a)	36,848	2,057,961
Microsoft Corp.	74,000	2,170,420
NAVTEQ Corp. (a)	95,300	3,408,881
Nintendo Co. Ltd.	7,100	1,692,374
		9,329,636
TOTAL INFORMATION TECHNOLOGY		33,648,406
MATERIALS - 2.0%
Chemicals - 2.0%
Mosaic Co. (a)	54,000	1,150,200
Potash Corp. of Saskatchewan, Inc.	7,800	1,097,772
		2,247,972
Metals & Mining - 0.0%
Mittal Steel Co. NV Class A (NY Shares)	100	4,121
TOTAL MATERIALS		2,252,093
TELECOMMUNICATION SERVICES - 14.2%
Diversified Telecommunication Services - 9.3%
AT&T, Inc.	262,100	8,887,810
Global Crossing Ltd. (a)	8,974	231,709
Level 3 Communications, Inc. (a)(d)	209,400	1,118,196
		10,237,715
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 4.9%
American Tower Corp. Class A (a)	85,300	$ 3,230,311
Vodafone Group PLC sponsored ADR	83,800	2,208,968
		5,439,279
TOTAL TELECOMMUNICATION SERVICES		15,676,994
TOTAL COMMON STOCKS (Cost $103,195,164)		107,426,892
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 5.35% (b)	3,026,667	3,026,667
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,099,350	1,099,350
TOTAL MONEY MARKET FUNDS (Cost $4,126,017)		4,126,017
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $107,321,181)		111,552,909
NET OTHER ASSETS - (1.1)%		(1,226,460)
NET ASSETS - 100%		$ 110,326,449
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 282,458
Fidelity Securities Lending Cash Central Fund	52,413
Total	$ 334,871
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.0%
United Kingdom	3.1%
Panama	3.1%
Switzerland	3.1%
France	2.9%
Finland	2.5%
Canada	2.1%
Bermuda	1.7%
Japan	1.5%
Others (individually less than 1%)	0.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $1,118,196) - See accompanying schedule: Unaffiliated issuers (cost $103,195,164)	$ 107,426,892
Fidelity Central Funds (cost $4,126,017)	4,126,017
Total Investments (cost $107,321,181)		$ 111,552,909
Cash		140,309
Receivable for investments sold		12,707,032
Receivable for fund shares sold		178,358
Dividends receivable		142,387
Interest receivable		34,421
Receivable from investment adviser for expense reductions		2,241
Other receivables		3,069
Total assets		124,760,726

Liabilities
Payable for investments purchased	$ 12,951,930
Payable for fund shares redeemed	209,199
Accrued management fee	51,362
Distribution fees payable	51,062
Other affiliated payables	34,006
Other payables and accrued expenses	37,368
Collateral on securities loaned, at value	1,099,350
Total liabilities		14,434,277

Net Assets		$ 110,326,449
Net Assets consist of:
Paid in capital		$ 85,760,881
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,331,659
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,233,909
Net Assets		$ 110,326,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,181,744 ÷ 2,970,537 shares)	$ 13.19

Maximum offering price per share (100/94.25 of $13.19)	$ 13.99
Class T: Net Asset Value and redemption price per share ($31,313,142 ÷ 2,417,705 shares)	$ 12.95

Maximum offering price per share (100/96.50 of $12.95)	$ 13.42
Class B: Net Asset Value and offering price per share ($19,256,648 ÷ 1,530,970 shares) A	$ 12.58

Class C: Net Asset Value and offering price per share ($17,131,984 ÷ 1,361,842 shares) A	$ 12.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,442,931 ÷ 255,207 shares)	$ 13.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 800,551
Special dividends		153,225
Interest		52
Income from Fidelity Central Funds		334,871
Total income		1,288,699

Expenses
Management fee	$ 537,216
Transfer agent fees	333,805
Distribution fees	555,636
Accounting and security lending fees	39,636
Custodian fees and expenses	26,152
Independent trustees' compensation	351
Registration fees	61,848
Audit	44,980
Legal	3,787
Miscellaneous	(3,374)
Total expenses before reductions	1,600,037
Expense reductions	(102,868)	1,497,169
Net investment income (loss)		(208,470)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $188,272)	20,651,751
Foreign currency transactions	(36,330)
Total net realized gain (loss)		20,615,421
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $10,165)	(11,370,577)
Assets and liabilities in foreign currencies	2,181
Total change in net unrealized appreciation (depreciation)		(11,368,396)
Net gain (loss)		9,247,025
Net increase (decrease) in net assets resulting from operations		$ 9,038,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (208,470)	$ (642,363)
Net realized gain (loss)	20,615,421	2,606,312
Change in net unrealized appreciation (depreciation)	(11,368,396)	6,985,706
Net increase (decrease) in net assets resulting from operations	9,038,555	8,949,655
Distributions to shareholders from net realized gain	(1,507,934)	-
Share transactions - net increase (decrease)	23,274,290	(3,800,337)
Total increase (decrease) in net assets	30,804,911	5,149,318

Net Assets
Beginning of period	79,521,538	74,372,220
End of period	$ 110,326,449	$ 79,521,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.18	$ 10.77	$ 9.97	$ 9.34	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.01 F	(.05)	(.01) G	(.01)	.02
Net realized and unrealized gain (loss)	1.23	1.46	.81	.64	.94
Total from investment operations	1.24	1.41	.80	.63	.96
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 13.19	$ 12.18	$ 10.77	$ 9.97	$ 9.34
Total Return A, B	10.28%	13.09%	8.02%	6.75%	11.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.33%	1.40%	1.43%	1.51%	1.64%
Expenses net of fee waivers, if any	1.25%	1.28%	1.43%	1.51%	1.61%
Expenses net of all reductions	1.25%	1.24%	1.38%	1.33%	1.46%
Net investment income (loss)	.11% F	(.47)%	(.12)%	(.11)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,182	$ 20,556	$ 17,633	$ 11,917	$ 5,942
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.99	$ 10.64	$ 9.89	$ 9.28	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.08)	(.05) G	(.04)	- I
Net realized and unrealized gain (loss)	1.21	1.43	.80	.65	.92
Total from investment operations	1.19	1.35	.75	.61	.92
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.95	$ 11.99	$ 10.64	$ 9.89	$ 9.28
Total Return A, B	10.02%	12.69%	7.58%	6.57%	11.00%
Ratios to Average Net Assets D, H
Expenses before reductions	1.62%	1.68%	1.78%	1.81%	1.93%
Expenses net of fee waivers, if any	1.50%	1.54%	1.75%	1.80%	1.90%
Expenses net of all reductions	1.49%	1.50%	1.70%	1.62%	1.75%
Net investment income (loss)	(.13)% F	(.73)%	(.44)%	(.40)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,313	$ 26,484	$ 24,219	$ 24,343	$ 24,691
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.45	$ 9.75	$ 9.20	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.13)	(.09) G	(.08)	(.04)
Net realized and unrealized gain (loss)	1.18	1.39	.79	.63	.93
Total from investment operations	1.10	1.26	.70	.55	.89
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.20
Total Return A, B	9.48%	12.06%	7.18%	5.98%	10.71%
Ratios to Average Net Assets D, H
Expenses before reductions	2.10%	2.16%	2.24%	2.25%	2.35%
Expenses net of fee waivers, if any	2.00%	2.05%	2.24%	2.25%	2.32%
Expenses net of all reductions	1.99%	2.00%	2.19%	2.08%	2.18%
Net investment income (loss)	(.63)% F	(1.24)%	(.93)%	(.85)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,257	$ 19,056	$ 20,137	$ 18,657	$ 15,626
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.45	$ 9.75	$ 9.19	$ 8.30
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.13)	(.09) G	(.07)	(.04)
Net realized and unrealized gain (loss)	1.18	1.39	.79	.63	.93
Total from investment operations	1.10	1.26	.70	.56	.89
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.19
Total Return A, B	9.48%	12.06%	7.18%	6.09%	10.72%
Ratios to Average Net Assets D, H
Expenses before reductions	2.09%	2.15%	2.18%	2.21%	2.32%
Expenses net of fee waivers, if any	2.00%	2.04%	2.18%	2.21%	2.30%
Expenses net of all reductions	1.99%	2.00%	2.13%	2.04%	2.15%
Net investment income (loss)	(.63)% F	(1.23)%	(.87)%	(.81)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,132	$ 12,016	$ 11,736	$ 11,501	$ 8,594
Portfolio turnover rate E	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 10.96	$ 10.10	$ 9.41	$ 8.41
Income from Investment Operations
Net investment income (loss) B	.05 E	(.02)	.03 F	.03	.07
Net realized and unrealized gain (loss)	1.26	1.47	.83	.66	.93
Total from investment operations	1.31	1.45	.86	.69	1.00
Distributions from net realized gain	(.23)	-	-	-	-
Net asset value, end of period	$ 13.49	$ 12.41	$ 10.96	$ 10.10	$ 9.41
Total Return A	10.66%	13.23%	8.51%	7.33%	11.89%
Ratios to Average Net Assets C, G
Expenses before reductions	.95%	.98%	1.01%	1.03%	1.15%
Expenses net of fee waivers, if any	.95%	.98%	1.01%	1.03%	1.15%
Expenses net of all reductions	.94%	.93%	.96%	.86%	1.01%
Net investment income (loss)	.42% E	(.16)%	.30%	.37%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,443	$ 1,408	$ 647	$ 1,054	$ 1,229
Portfolio turnover rate D	226%	102%	134%	205%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, net operating losses and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,106,043
Unrealized depreciation	(1,077,920)
Net unrealized appreciation (depreciation)	4,028,123
Undistributed ordinary income	3,308,746
Undistributed long-term capital gain	15,747,358

Cost for federal income tax purposes	$ 107,524,786

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Long-term Capital Gains	$ 1,507,934	$ -

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $226,185,254 and $202,000,359, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 75,912	$ 6,837
Class T	.25%	.25%	144,736	380
Class B	.75%	.25%	193,716	145,311
Class C	.75%	.25%	141,272	32,679
			$ 555,636	$ 185,207

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	55,568
Class T	16,052
Class B *	45,507
Class C *	2,597
$ 119,724

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 102,802.34
Class T	109,010.38
Class B	68,665.35
Class C	49,059.35
Institutional Class	4,269.20
	$ 333,805

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,856 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $247 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

6. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $52,413.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 24,809
Class T	1.50%	36,529
Class B	2.00%	20,705
Class C	2.00%	13,247
		$ 95,290

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,128 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 450

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 384,710	$ -
Class T	498,113	-
Class B	368,060	-
Class C	231,245	-
Institutional Class	25,806	-
Total	$ 1,507,934	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	1,968,342	749,485	$ 24,677,062	$ 8,229,508
Reinvestment of distributions	29,874	-	367,441	-
Shares redeemed	(715,926)	(698,910)	(8,973,730)	(7,759,772)
Net increase (decrease)	1,282,290	50,575	$ 16,070,773	$ 469,736
Class T
Shares sold	851,178	738,839	$ 10,463,972	$ 8,101,133
Reinvestment of distributions	40,020	-	484,497	-
Shares redeemed	(682,606)	(805,037)	(8,437,661)	(8,745,190)
Net increase (decrease)	208,592	(66,198)	$ 2,510,808	$ (644,057)
Class B
Shares sold	358,407	312,756	$ 4,300,288	$ 3,334,280
Reinvestment of distributions	28,096	-	331,909	-
Shares redeemed	(483,422)	(612,672)	(5,781,770)	(6,508,363)
Net increase (decrease)	(96,919)	(299,916)	$ (1,149,573)	$ (3,174,083)
Class C
Shares sold	582,136	256,901	$ 6,975,163	$ 2,732,463
Reinvestment of distributions	17,909	-	211,585	-
Shares redeemed	(264,600)	(353,924)	(3,162,653)	(3,740,547)
Net increase (decrease)	335,445	(97,023)	$ 4,024,095	$ (1,008,084)
Institutional Class
Shares sold	160,150	92,478	$ 2,052,021	$ 999,047
Reinvestment of distributions	1,953	-	24,502	-
Shares redeemed	(20,356)	(38,083)	(258,336)	(442,896)
Net increase (decrease)	141,747	54,395	$ 1,818,187	$ 556,151

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Fifty. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Peter Saperstone (39)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Saperstone also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Saperstone worked as a research analyst and manager. Mr. Saperstone also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Fifty. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Fifty. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Fifty. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Fifty Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/06	12/15/06	$ -	$0.820
	01/08/07	01/05/07	$ -	$1.394

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2006, $15,764,149, or, if different, the net capital gain of such year; and for dividends with respect to the taxable year ended November 30, 2005, $1,491,143 or, if different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIFI-UANN-0107
1.786686.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months or past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	5.40%	3.91%	7.12%
Class T (incl. 3.50% sales charge)	7.72%	4.17%	7.14%
Class B (incl. contingent deferred sales charge) B	6.00%	4.01%	7.21%
Class C (incl. contingent deferred sales charge) C	10.04%	4.38%	6.97%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 11.83%, 11.62%, 11.00% and 11.04%, respectively (excluding sales charges), trailing the S&P 500®. The fund underperformed its benchmark primarily because of weak stock selection in health care and unfavorable industry positioning within financials. In health care, several investments were particularly disappointing, led by Affymetrix, a developer of technology devices used in testing DNA; UnitedHealth Group, a major HMO caught up in a controversy about backdating options grants to executives; Invitrogen, which provides products and services for medical research and development; and an underweighting in strong performing drug maker Pfizer. Also harmful was overweighting Microsoft and not owning several large-cap companies that outperformed, including BellSouth and Comcast. Conversely, good stock selection in industrials and technology helped boost results. The two biggest individual contributors were industrials companies. McDermott International, a diversified industrials company, benefited from the emergence from bankruptcy protection of its Babcock & Wilcox division, while shares of Aviall, an aerospace parts distribution company, rose when it received a takeover offer from Boeing. I sold the position in Aviall and took profits. Oil field services companies Cameron International and Schlumberger also helped, as did Canada's Research In Motion, the developer of BlackBerry messaging products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,101.40	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,019.65	$ 5.47
Class T
Actual	$ 1,000.00	$ 1,100.30	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.53
Class B
Actual	$ 1,000.00	$ 1,097.30	$ 9.73
HypotheticalA	$ 1,000.00	$ 1,015.79	$ 9.35
Class C
Actual	$ 1,000.00	$ 1,097.10	$ 9.46
HypotheticalA	$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class
Actual	$ 1,000.00	$ 1,102.90	$ 3.90
HypotheticalA	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.08%
Class T	1.29%
Class B	1.85%
Class C	1.80%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.5	4.9
American International Group, Inc.	4.0	3.2
Microsoft Corp.	3.6	3.2
Exxon Mobil Corp.	2.4	2.4
Procter & Gamble Co.	2.3	0.5
Cisco Systems, Inc.	1.8	1.4
Altria Group, Inc.	1.5	1.4
Google, Inc. Class A (sub. vtg.)	1.5	1.3
Schlumberger Ltd. (NY Shares)	1.4	1.4
Bank of America Corp.	1.4	2.3
	24.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.4
Information Technology	20.3	18.1
Health Care	12.7	14.1
Industrials	12.0	14.3
Energy	9.4	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 95.4%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 4.6%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.6%	** Foreign investments	8.8%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Harrah's Entertainment, Inc.	22,000	$ 1,731
Jamba, Inc. (a)(d)	384,300	4,285
Sonic Corp. (a)	33,500	787
Starbucks Corp. (a)	126,200	4,454
		11,257
Household Durables - 0.7%
Koninklijke Philips Electronics NV (NY Shares)	114,400	4,269
Sony Corp. sponsored ADR	80,600	3,176
Whirlpool Corp.	40,100	3,421
		10,866
Media - 1.7%
E.W. Scripps Co. Class A	55,600	2,717
Lamar Advertising Co. Class A (a)	14,300	863
News Corp. Class B	349,700	7,529
Time Warner, Inc.	798,800	16,088
		27,197
Multiline Retail - 1.0%
Target Corp.	262,400	15,243
Specialty Retail - 2.0%
Best Buy Co., Inc.	122,000	6,706
Esprit Holdings Ltd.	307,000	3,183
Lowe's Companies, Inc.	71,200	2,147
PETsMART, Inc.	71,897	2,127
Staples, Inc.	342,198	8,716
Tiffany & Co., Inc.	71,500	2,748
TJX Companies, Inc.	189,900	5,207
		30,834
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	82,000	3,506
TOTAL CONSUMER DISCRETIONARY		98,903
CONSUMER STAPLES - 6.9%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	75,200	5,345
PepsiCo, Inc.	56,500	3,501
		8,846
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.7%
CVS Corp.	218,700	$ 6,292
Safeway, Inc.	136,300	4,199
		10,491
Food Products - 0.8%
Nestle SA sponsored ADR	146,200	13,012
Household Products - 3.3%
Colgate-Palmolive Co.	241,600	15,716
Procter & Gamble Co.	580,200	36,431
		52,147
Tobacco - 1.5%
Altria Group, Inc.	280,500	23,621
TOTAL CONSUMER STAPLES		108,117
ENERGY - 9.4%
Energy Equipment & Services - 5.3%
Baker Hughes, Inc.	96,470	7,084
Cameron International Corp. (a)	318,700	17,312
Halliburton Co.	656,800	22,160
Nabors Industries Ltd. (a)	122,700	4,142
Schlumberger Ltd. (NY Shares)	326,200	22,338
Smith International, Inc.	221,800	9,395
		82,431
Oil, Gas & Consumable Fuels - 4.1%
Exxon Mobil Corp.	495,000	38,021
Peabody Energy Corp.	203,800	9,377
Petroplus Holdings AG (a)	19,230	1,122
Plains Exploration & Production Co. (a)	132,800	6,252
Ultra Petroleum Corp. (a)	38,700	2,086
Valero Energy Corp.	124,400	6,851
		63,709
TOTAL ENERGY		146,140
FINANCIALS - 22.0%
Capital Markets - 4.1%
Ameriprise Financial, Inc.	150,100	8,120
Charles Schwab Corp.	453,300	8,314
E*TRADE Financial Corp.	198,400	4,775
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Franklin Resources, Inc.	62,000	$ 6,618
Goldman Sachs Group, Inc.	42,500	8,279
Investors Financial Services Corp.	84,900	3,376
Lehman Brothers Holdings, Inc.	79,300	5,842
State Street Corp.	223,200	13,867
UBS AG (NY Shares)	73,300	4,414
		63,605
Commercial Banks - 3.5%
Commerce Bancorp, Inc., New Jersey (d)	90,400	3,142
Mizuho Financial Group, Inc.	453	3,333
PNC Financial Services Group, Inc.	56,600	4,001
Standard Chartered PLC (United Kingdom)	306,586	8,792
Sumitomo Mitsui Financial Group, Inc.	324	3,414
U.S. Bancorp, Delaware	220,300	7,411
Wachovia Corp.	180,071	9,758
Wells Fargo & Co.	426,500	15,030
		54,881
Consumer Finance - 0.7%
American Express Co.	154,100	9,049
Capital One Financial Corp.	25,200	1,963
		11,012
Diversified Financial Services - 2.0%
Bank of America Corp.	413,500	22,267
Citigroup, Inc.	103,300	5,123
The NASDAQ Stock Market, Inc. (a)	97,700	3,923
		31,313
Insurance - 10.0%
ACE Ltd.	162,800	9,254
AFLAC, Inc.	121,600	5,367
American International Group, Inc.	895,030	62,939
Berkshire Hathaway, Inc. Class A (a)	123	13,173
Endurance Specialty Holdings Ltd.	57,100	2,143
Everest Re Group Ltd.	89,500	8,808
Fidelity National Financial, Inc. Class A	178,100	4,032
Hartford Financial Services Group, Inc.	137,800	11,818
Lincoln National Corp.	107,101	6,811
National Financial Partners Corp.	137,500	6,232
PartnerRe Ltd.	74,800	5,215
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	138,400	$ 11,277
W.R. Berkley Corp.	231,050	8,112
		155,181
Real Estate Investment Trusts - 0.4%
Equity Residential (SBI)	75,690	4,031
Vornado Realty Trust	21,400	2,699
		6,730
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	158,000	3,712
Move, Inc. (a)	173,600	962
		4,674
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	80,800	3,209
Hudson City Bancorp, Inc.	454,800	6,035
People's Bank, Connecticut	114,400	5,101
Washington Mutual, Inc.	33,400	1,459
		15,804
TOTAL FINANCIALS		343,200
HEALTH CARE - 12.7%
Biotechnology - 2.6%
Amgen, Inc. (a)	76,100	5,403
Biogen Idec, Inc. (a)	168,000	8,780
Celgene Corp. (a)	57,000	3,177
Cephalon, Inc. (a)	45,400	3,399
Genentech, Inc. (a)	29,700	2,428
Gilead Sciences, Inc. (a)	114,300	7,535
MedImmune, Inc. (a)	165,300	5,404
PDL BioPharma, Inc. (a)	189,400	4,301
		40,427
Health Care Equipment & Supplies - 2.5%
Alcon, Inc.	18,800	2,061
Baxter International, Inc.	199,300	8,917
Becton, Dickinson & Co.	126,700	9,087
C.R. Bard, Inc.	79,200	6,517
Cooper Companies, Inc.	92,600	4,998
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DJO, Inc. (a)	136,500	$ 5,804
St. Jude Medical, Inc. (a)	63,800	2,378
		39,762
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc.	37,800	1,726
Cardinal Health, Inc.	50,100	3,237
Health Net, Inc. (a)	144,600	6,672
Healthways, Inc. (a)	8,400	386
Henry Schein, Inc. (a)	143,800	7,410
I-trax, Inc. (a)	221,400	644
Sierra Health Services, Inc. (a)	43,400	1,521
UnitedHealth Group, Inc.	155,000	7,607
		29,203
Health Care Technology - 0.2%
IMS Health, Inc.	100,000	2,747
Life Sciences Tools & Services - 0.9%
Affymetrix, Inc. (a)	67,200	1,700
Charles River Laboratories International, Inc. (a)	16,500	689
Invitrogen Corp. (a)	141,400	7,780
Millipore Corp. (a)	60,100	4,111
		14,280
Pharmaceuticals - 4.6%
Allergan, Inc.	41,300	4,815
Johnson & Johnson	290,500	19,147
Merck & Co., Inc.	214,000	9,525
Novartis AG sponsored ADR	107,200	6,262
Pfizer, Inc.	444,900	12,230
Roche Holding AG (participation certificate)	47,166	8,519
Wyeth	236,400	11,413
		71,911
TOTAL HEALTH CARE		198,330
INDUSTRIALS - 12.0%
Aerospace & Defense - 3.0%
EDO Corp.	125,306	2,748
Honeywell International, Inc.	457,200	19,650
KBR, Inc.	8,400	186
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	31,300	$ 2,574
United Technologies Corp.	326,000	21,037
		46,195
Air Freight & Logistics - 0.8%
FedEx Corp.	61,000	7,041
United Parcel Service, Inc. Class B	66,500	5,182
		12,223
Airlines - 0.6%
AMR Corp. (a)	71,300	2,279
UAL Corp. (a)	132,800	5,389
US Airways Group, Inc. (a)	36,900	2,094
		9,762
Electrical Equipment - 0.5%
Evergreen Solar, Inc. (a)	190,900	1,764
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	108,300	3,241
Vestas Wind Systems AS (a)	79,600	3,072
		8,077
Industrial Conglomerates - 5.6%
3M Co.	18,200	1,483
General Electric Co.	1,982,000	69,919
McDermott International, Inc. (a)	318,750	16,601
		88,003
Machinery - 0.6%
Danaher Corp.	50,200	3,671
Deere & Co.	53,400	5,126
		8,797
Road & Rail - 0.9%
Laidlaw International, Inc.	181,500	5,273
Landstar System, Inc.	112,000	5,044
Norfolk Southern Corp.	91,100	4,487
		14,804
TOTAL INDUSTRIALS		187,861
INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 4.6%
Adtran, Inc.	47,263	1,030
Alcatel SA sponsored ADR (d)	414,400	5,503
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	1,055,000	$ 28,358
Comverse Technology, Inc. (a)	198,935	3,883
Corning, Inc. (a)	257,400	5,550
Harris Corp.	112,500	4,737
Juniper Networks, Inc. (a)	159,900	3,404
Motorola, Inc.	195,200	4,328
Nortel Networks Corp.	1,170,700	2,517
QUALCOMM, Inc.	225,300	8,244
Research In Motion Ltd. (a)	37,900	5,262
		72,816
Computers & Peripherals - 3.1%
Apple Computer, Inc. (a)	178,700	16,383
Dell, Inc. (a)	135,100	3,680
EMC Corp. (a)	487,100	6,386
Hewlett-Packard Co.	438,300	17,295
Network Appliance, Inc. (a)	110,800	4,344
		48,088
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	292,353	9,309
Internet Software & Services - 1.8%
eBay, Inc. (a)	65,400	2,116
Google, Inc. Class A (sub. vtg.) (a)	47,405	22,988
Yahoo!, Inc. (a)	105,800	2,856
		27,960
IT Services - 0.9%
First Data Corp.	202,800	5,121
Paychex, Inc.	162,100	6,388
Western Union Co. (a)	138,400	3,156
		14,665
Semiconductors & Semiconductor Equipment - 4.1%
Altera Corp. (a)	1,900	38
Analog Devices, Inc.	107,900	3,509
Applied Materials, Inc.	850,882	15,299
ARM Holdings PLC sponsored ADR	205,000	1,456
ASML Holding NV (NY Shares) (a)	59,500	1,482
Broadcom Corp. Class A (a)	93,700	3,076
Fairchild Semiconductor International, Inc. (a)	244,800	3,995
FormFactor, Inc. (a)	55,500	2,073
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. Class A (a)	79,700	$ 3,181
Intel Corp.	67,300	1,437
Intersil Corp. Class A	188,100	4,659
Lam Research Corp. (a)	4,700	247
Linear Technology Corp.	111,600	3,587
Microchip Technology, Inc.	127,700	4,356
National Semiconductor Corp.	302,300	7,313
Samsung Electronics Co. Ltd.	4,700	3,227
Verigy Ltd.	71,957	1,284
Xilinx, Inc.	122,100	3,272
		63,491
Software - 5.2%
Adobe Systems, Inc. (a)	202,100	8,110
Cognos, Inc. (a)	117,200	4,795
Microsoft Corp.	1,895,300	55,589
Oracle Corp. (a)	332,700	6,331
Quest Software, Inc. (a)	223,500	3,198
Symantec Corp. (a)	148,600	3,150
		81,173
TOTAL INFORMATION TECHNOLOGY		317,502
MATERIALS - 2.6%
Chemicals - 1.6%
Ashland, Inc.	78,400	5,301
Monsanto Co.	142,480	6,849
Praxair, Inc.	206,600	12,892
		25,042
Containers & Packaging - 0.3%
Owens-Illinois, Inc.	147,700	2,792
Smurfit-Stone Container Corp.	228,500	2,452
		5,244
Metals & Mining - 0.6%
Alcoa, Inc.	40,400	1,259
Meridian Gold, Inc. (a)	122,740	3,796
Titanium Metals Corp.	117,864	3,768
		8,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	47,000	$ 992
TOTAL MATERIALS		40,101
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	598,600	20,299
Level 3 Communications, Inc. (a)	451,000	2,408
Qwest Communications International, Inc. (a)	421,400	3,241
Verizon Communications, Inc.	169,700	5,929
		31,877
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	165,300	6,260
TOTAL TELECOMMUNICATION SERVICES		38,137
UTILITIES - 0.8%
Electric Utilities - 0.6%
Exelon Corp.	141,100	8,569
Independent Power Producers & Energy Traders - 0.2%
TXU Corp.	53,100	3,047
TOTAL UTILITIES		11,616
TOTAL COMMON STOCKS (Cost $1,315,390)		1,489,907
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 5.35% (b)	94,111,209	94,111
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	11,447,975	11,448
TOTAL MONEY MARKET FUNDS (Cost $105,559)		105,559
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,420,949)		1,595,466
NET OTHER ASSETS - (2.2)%		(34,449)
NET ASSETS - 100%		$ 1,561,017
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,329
Fidelity Securities Lending Cash Central Fund	226
Total	$ 2,555
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Switzerland	2.3%
Netherlands Antilles	1.4%
Canada	1.2%
Panama	1.0%
Bermuda	1.0%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $11,016) - See accompanying schedule: Unaffiliated issuers (cost $1,315,390)	$ 1,489,907
Fidelity Central Funds (cost $105,559)	105,559
Total Investments (cost $1,420,949)		$ 1,595,466
Receivable for investments sold		16,763
Receivable for fund shares sold		4,606
Dividends receivable		2,364
Interest receivable		366
Other receivables		18
Total assets		1,619,583

Liabilities
Payable for investments purchased	$ 41,653
Payable for fund shares redeemed	3,948
Accrued management fee	598
Distribution fees payable	484
Other affiliated payables	390
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,448
Total liabilities		58,566

Net Assets		$ 1,561,017
Net Assets consist of:
Paid in capital		$ 1,354,016
Undistributed net investment income		4,970
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,516
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,515
Net Assets		$ 1,561,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($255,680 ÷ 12,794 shares)	$ 19.98

Maximum offering price per share (100/94.25 of $19.98)	$ 21.20
Class T: Net Asset Value and redemption price per share ($505,285 ÷ 25,461 shares)	$ 19.85

Maximum offering price per share (100/96.50 of $19.85)	$ 20.57
Class B: Net Asset Value and offering price per share ($140,050 ÷ 7,303.6 shares)A	$ 19.18

Class C: Net Asset Value and offering price per share ($122,573 ÷ 6,380 shares)A	$ 19.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($537,429 ÷ 26,672 shares)	$ 20.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006
Investment Income
Dividends		$ 21,320
Interest		7
Income from Fidelity Central Funds		2,555
Total income		23,882

Expenses
Management fee	$ 7,178
Transfer agent fees	4,242
Distribution fees	6,292
Accounting and security lending fees	511
Custodian fees and expenses	56
Independent trustees' compensation	6
Registration fees	95
Audit	55
Legal	27
Miscellaneous	(134)
Total expenses before reductions	18,328
Expense reductions	(226)	18,102
Net investment income (loss)		5,780
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,507
Foreign currency transactions	(8)
Total net realized gain (loss)		78,499
Change in net unrealized appreciation (depreciation) on: Investment securities	87,415
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		87,423
Net gain (loss)		165,922
Net increase (decrease) in net assets resulting from operations		$ 171,702

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,780	$ 6,953
Net realized gain (loss)	78,499	218,233
Change in net unrealized appreciation (depreciation)	87,423	(65,227)
Net increase (decrease) in net assets resulting from operations	171,702	159,959
Distributions to shareholders from net investment income	(4,871)	(13,627)
Share transactions - net increase (decrease)	(237,892)	(343,333)
Total increase (decrease) in net assets	(71,061)	(197,001)

Net Assets
Beginning of period	1,632,078	1,829,079
End of period (including undistributed net investment income of $4,970 and undistributed net investment income of $4,328, respectively)	$ 1,561,017	$ 1,632,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.94	$ 16.41	$ 15.42	$ 13.83	$ 15.94
Income from Investment Operations
Net investment income (loss) C	.09	.10	.15 F	.08	.09
Net realized and unrealized gain (loss)	2.03	1.60	.91	1.60	(2.20)
Total from investment operations	2.12	1.70	1.06	1.68	(2.11)
Distributions from net investment income	(.08)	(.17)	(.07)	(.09)	-
Net asset value, end of period	$ 19.98	$ 17.94	$ 16.41	$ 15.42	$ 13.83
Total Return A, B	11.83%	10.45%	6.86%	12.25%	(13.24)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.10%	1.10%	1.09%	1.10%
Expenses net of fee waivers, if any	1.07%	1.10%	1.10%	1.09%	1.10%
Expenses net of all reductions	1.06%	1.05%	1.09%	1.08%	1.06%
Net investment income (loss)	.49%	.59%	.92%	.57%	.62%
Supplemental Data
Net assets, end of period (in millions)	$ 256	$ 182	$ 160	$ 144	$ 120
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.80	$ 16.26	$ 15.29	$ 13.71	$ 15.84
Income from Investment Operations
Net investment income (loss) C	.05	.06	.11F	.05	.06
Net realized and unrealized gain (loss)	2.02	1.60	.90	1.58	(2.19)
Total from investment operations	2.07	1.66	1.01	1.63	(2.13)
Distributions from net investment income	(.02)	(.12)	(.04)	(.05)	-
Net asset value, end of period	$ 19.85	$ 17.80	$ 16.26	$ 15.29	$ 13.71
Total Return A, B	11.62%	10.27%	6.58%	11.95%	(13.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.32%	1.32%	1.32%	1.33%
Expenses net of fee waivers, if any	1.28%	1.32%	1.32%	1.32%	1.33%
Expenses net of all reductions	1.27%	1.27%	1.32%	1.31%	1.29%
Net investment income (loss)	.28%	.37%	.69%	.35%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 505	$ 607	$ 792	$ 878	$ 788
Portfolio turnover rate E	109%	187%	25%	21%	93%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 15.78	$ 14.88	$ 13.36	$ 15.52
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	.02 F	(.03)	(.02)
Net realized and unrealized gain (loss)	1.95	1.55	.88	1.55	(2.14)
Total from investment operations	1.90	1.52	.90	1.52	(2.16)
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 19.18	$ 17.28	$ 15.78	$ 14.88	$ 13.36
Total Return A, B	11.00%	9.64%	6.05%	11.38%	(13.92)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.87%	1.88%	1.85%	1.85%
Expenses net of fee waivers, if any	1.85%	1.87%	1.88%	1.85%	1.85%
Expenses net of all reductions	1.84%	1.83%	1.87%	1.85%	1.81%
Net investment income (loss)	(.29)%	(.19)%	.14%	(.19)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 140	$ 231	$ 322	$ 372	$ 365
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 15.81	$ 14.90	$ 13.38	$ 15.53
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.03 F	(.02)	(.01)
Net realized and unrealized gain (loss)	1.95	1.54	.88	1.54	(2.14)
Total from investment operations	1.91	1.52	.91	1.52	(2.15)
Distributions from net investment income	-	(.03)	-	-	-
Net asset value, end of period	$ 19.21	$ 17.30	$ 15.81	$ 14.90	$ 13.38
Total Return A, B	11.04%	9.63%	6.11%	11.36%	(13.84)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.80%	1.84%	1.83%	1.82%	1.82%
Expenses net of fee waivers, if any	1.80%	1.84%	1.83%	1.82%	1.82%
Expenses net of all reductions	1.78%	1.79%	1.83%	1.81%	1.78%
Net investment income (loss)	(.23)%	(.15)%	.18%	(.16)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 123	$ 136	$ 174	$ 202	$ 194
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.09	$ 16.54	$ 15.55	$ 13.96	$ 16.08
Income from Investment Operations
Net investment income (loss) B	.16	.16	.20 E	.13	.14
Net realized and unrealized gain (loss)	2.04	1.62	.92	1.61	(2.21)
Total from investment operations	2.20	1.78	1.12	1.74	(2.07)
Distributions from net investment income	(.14)	(.23)	(.13)	(.15)	(.05)
Net asset value, end of period	$ 20.15	$ 18.09	$ 16.54	$ 15.55	$ 13.96
Total Return A	12.22%	10.89%	7.21%	12.64%	(12.95)%
Ratios to Average Net Assets C, F
Expenses before reductions	.73%	.74%	.78%	.72%	.73%
Expenses net of fee waivers, if any	.73%	.74%	.78%	.72%	.73%
Expenses net of all reductions	.72%	.69%	.77%	.72%	.69%
Net investment income (loss)	.83%	.94%	1.24%	.94%	.98%
Supplemental Data
Net assets, end of period (in millions)	$ 537	$ 476	$ 381	$ 191	$ 104
Portfolio turnover rate D	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 182,570
Unrealized depreciation	(20,194)
Net unrealized appreciation (depreciation)	162,376
Undistributed ordinary income	27,545
Undistributed long-term capital gain	10,416

Cost for federal income tax purposes	$ 1,433,090

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 4,871	$ 13,627

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,640,652 and $1,895,295, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 542	$ 15
Class T	.25%	.25%	2,680	30
Class B	.75%	.25%	1,809	1,358
Class C	.75%	.25%	1,261	40
			$ 6,292	$ 1,443

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55
Class T	39
Class B*	265
Class C*	4
$ 363

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 687.32
Class T	1,473.28
Class B	618.34
Class C	364.29
Institutional Class	1,100.23
	$ 4,242

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $226.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $185 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7
Class T	19
Class B	1
Class C	4
Institutional Class	7
$ 38

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the Fund.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 758	$ 1,684
Class T	573	5,759
Class B	-	403
Class C	-	324
Institutional Class	3,540	5,457
Total	$ 4,871	$ 13,627

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	6,255	4,631	$ 115,817	$ 77,097
Reinvestment of distributions	38	92	689	1,518
Shares redeemed	(3,642)	(4,330)	(67,641)	(72,162)
Net increase (decrease)	2,651	393	$ 48,865	$ 6,453
Class T
Shares sold	3,813	5,879	$ 70,177	$ 96,958
Reinvestment of distributions	31	334	552	5,485
Shares redeemed	(12,471)	(20,812)	(229,475)	(343,125)
Net increase (decrease)	(8,627)	(14,599)	$ (158,746)	$ (240,682)
Class B
Shares sold	471	651	$ 8,341	$ 10,434
Reinvestment of distributions	-	21	-	335
Shares redeemed	(6,562)	(7,699)	(116,897)	(123,647)
Net increase (decrease)	(6,091)	(7,027)	$ (108,556)	$ (112,878)
Class C
Shares sold	498	697	$ 8,947	$ 11,185
Reinvestment of distributions	-	17	-	272
Shares redeemed	(1,998)	(3,835)	(35,679)	(61,574)
Net increase (decrease)	(1,500)	(3,121)	$ (26,732)	$ (50,117)
Institutional Class
Shares sold	7,062	11,167	$ 132,173	$ 185,192
Reinvestment of distributions	167	221	3,022	3,663
Shares redeemed	(6,860)	(8,135)	(127,918)	(134,964)
Net increase (decrease)	369	3,253	$ 7,277	$ 53,891

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

James F. Catudal (45)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and a manager. Mr. Catudal also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Growth and Income voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/06	12/15/06	$.071	$.337
	01/08/07	01/05/07	$-	$ .115
Class T	12/18/06	12/15/06	$.008	$.337
	01/08/07	01/05/07	$-	$.115
Class B	12/18/06	12/15/06	$-	$.181
	01/08/07	01/05/07	$-	$ .115
Class C	12/18/06	12/15/06	$-	$.253
	01/08/07	01/05/07	$-	$.115

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $10,415,686, or, if subsequently determined to be different, the net capital gain of such year.

Class A and Class T designates 100% of the dividends distributed in December 2005 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAI-UANN-0107
1.786687.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months or one year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	12.22%	5.52%	8.12%

A From December 31, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Institutional Class shares returned 12.22% during the past year, trailing the S&P 500®. The fund underperformed its benchmark primarily because of weak stock selection in health care and unfavorable industry positioning within financials. In health care, several investments were particularly disappointing, led by Affymetrix, a developer of technology devices used in testing DNA; UnitedHealth Group, a major HMO caught up in a controversy about backdating options grants to executives; Invitrogen, which provides products and services for medical research and development; and an underweighting in strong performing drug maker Pfizer. Also harmful was overweighting Microsoft and not owning several large-cap companies that outperformed, including BellSouth and Comcast. Conversely, good stock selection in industrials and technology helped boost results. The two biggest individual contributors were industrials companies. McDermott International, a diversified industrials company, benefited from the emergence from bankruptcy protection of its Babcock & Wilcox division, while shares of Aviall, an aerospace parts distribution company, rose when it received a takeover offer from Boeing. I sold the position in Aviall and took profits. Oil field services companies Cameron International and Schlumberger also helped, as did Canada's Research In Motion, the developer of BlackBerry messaging products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,101.40	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,019.65	$ 5.47
Class T
Actual	$ 1,000.00	$ 1,100.30	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.53
Class B
Actual	$ 1,000.00	$ 1,097.30	$ 9.73
HypotheticalA	$ 1,000.00	$ 1,015.79	$ 9.35
Class C
Actual	$ 1,000.00	$ 1,097.10	$ 9.46
HypotheticalA	$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class
Actual	$ 1,000.00	$ 1,102.90	$ 3.90
HypotheticalA	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.08%
Class T	1.29%
Class B	1.85%
Class C	1.80%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.5	4.9
American International Group, Inc.	4.0	3.2
Microsoft Corp.	3.6	3.2
Exxon Mobil Corp.	2.4	2.4
Procter & Gamble Co.	2.3	0.5
Cisco Systems, Inc.	1.8	1.4
Altria Group, Inc.	1.5	1.4
Google, Inc. Class A (sub. vtg.)	1.5	1.3
Schlumberger Ltd. (NY Shares)	1.4	1.4
Bank of America Corp.	1.4	2.3
	24.4
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.4
Information Technology	20.3	18.1
Health Care	12.7	14.1
Industrials	12.0	14.3
Energy	9.4	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 95.4%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 4.6%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.6%	** Foreign investments	8.8%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Harrah's Entertainment, Inc.	22,000	$ 1,731
Jamba, Inc. (a)(d)	384,300	4,285
Sonic Corp. (a)	33,500	787
Starbucks Corp. (a)	126,200	4,454
		11,257
Household Durables - 0.7%
Koninklijke Philips Electronics NV (NY Shares)	114,400	4,269
Sony Corp. sponsored ADR	80,600	3,176
Whirlpool Corp.	40,100	3,421
		10,866
Media - 1.7%
E.W. Scripps Co. Class A	55,600	2,717
Lamar Advertising Co. Class A (a)	14,300	863
News Corp. Class B	349,700	7,529
Time Warner, Inc.	798,800	16,088
		27,197
Multiline Retail - 1.0%
Target Corp.	262,400	15,243
Specialty Retail - 2.0%
Best Buy Co., Inc.	122,000	6,706
Esprit Holdings Ltd.	307,000	3,183
Lowe's Companies, Inc.	71,200	2,147
PETsMART, Inc.	71,897	2,127
Staples, Inc.	342,198	8,716
Tiffany & Co., Inc.	71,500	2,748
TJX Companies, Inc.	189,900	5,207
		30,834
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	82,000	3,506
TOTAL CONSUMER DISCRETIONARY		98,903
CONSUMER STAPLES - 6.9%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	75,200	5,345
PepsiCo, Inc.	56,500	3,501
		8,846
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.7%
CVS Corp.	218,700	$ 6,292
Safeway, Inc.	136,300	4,199
		10,491
Food Products - 0.8%
Nestle SA sponsored ADR	146,200	13,012
Household Products - 3.3%
Colgate-Palmolive Co.	241,600	15,716
Procter & Gamble Co.	580,200	36,431
		52,147
Tobacco - 1.5%
Altria Group, Inc.	280,500	23,621
TOTAL CONSUMER STAPLES		108,117
ENERGY - 9.4%
Energy Equipment & Services - 5.3%
Baker Hughes, Inc.	96,470	7,084
Cameron International Corp. (a)	318,700	17,312
Halliburton Co.	656,800	22,160
Nabors Industries Ltd. (a)	122,700	4,142
Schlumberger Ltd. (NY Shares)	326,200	22,338
Smith International, Inc.	221,800	9,395
		82,431
Oil, Gas & Consumable Fuels - 4.1%
Exxon Mobil Corp.	495,000	38,021
Peabody Energy Corp.	203,800	9,377
Petroplus Holdings AG (a)	19,230	1,122
Plains Exploration & Production Co. (a)	132,800	6,252
Ultra Petroleum Corp. (a)	38,700	2,086
Valero Energy Corp.	124,400	6,851
		63,709
TOTAL ENERGY		146,140
FINANCIALS - 22.0%
Capital Markets - 4.1%
Ameriprise Financial, Inc.	150,100	8,120
Charles Schwab Corp.	453,300	8,314
E*TRADE Financial Corp.	198,400	4,775
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Franklin Resources, Inc.	62,000	$ 6,618
Goldman Sachs Group, Inc.	42,500	8,279
Investors Financial Services Corp.	84,900	3,376
Lehman Brothers Holdings, Inc.	79,300	5,842
State Street Corp.	223,200	13,867
UBS AG (NY Shares)	73,300	4,414
		63,605
Commercial Banks - 3.5%
Commerce Bancorp, Inc., New Jersey (d)	90,400	3,142
Mizuho Financial Group, Inc.	453	3,333
PNC Financial Services Group, Inc.	56,600	4,001
Standard Chartered PLC (United Kingdom)	306,586	8,792
Sumitomo Mitsui Financial Group, Inc.	324	3,414
U.S. Bancorp, Delaware	220,300	7,411
Wachovia Corp.	180,071	9,758
Wells Fargo & Co.	426,500	15,030
		54,881
Consumer Finance - 0.7%
American Express Co.	154,100	9,049
Capital One Financial Corp.	25,200	1,963
		11,012
Diversified Financial Services - 2.0%
Bank of America Corp.	413,500	22,267
Citigroup, Inc.	103,300	5,123
The NASDAQ Stock Market, Inc. (a)	97,700	3,923
		31,313
Insurance - 10.0%
ACE Ltd.	162,800	9,254
AFLAC, Inc.	121,600	5,367
American International Group, Inc.	895,030	62,939
Berkshire Hathaway, Inc. Class A (a)	123	13,173
Endurance Specialty Holdings Ltd.	57,100	2,143
Everest Re Group Ltd.	89,500	8,808
Fidelity National Financial, Inc. Class A	178,100	4,032
Hartford Financial Services Group, Inc.	137,800	11,818
Lincoln National Corp.	107,101	6,811
National Financial Partners Corp.	137,500	6,232
PartnerRe Ltd.	74,800	5,215
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	138,400	$ 11,277
W.R. Berkley Corp.	231,050	8,112
		155,181
Real Estate Investment Trusts - 0.4%
Equity Residential (SBI)	75,690	4,031
Vornado Realty Trust	21,400	2,699
		6,730
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	158,000	3,712
Move, Inc. (a)	173,600	962
		4,674
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	80,800	3,209
Hudson City Bancorp, Inc.	454,800	6,035
People's Bank, Connecticut	114,400	5,101
Washington Mutual, Inc.	33,400	1,459
		15,804
TOTAL FINANCIALS		343,200
HEALTH CARE - 12.7%
Biotechnology - 2.6%
Amgen, Inc. (a)	76,100	5,403
Biogen Idec, Inc. (a)	168,000	8,780
Celgene Corp. (a)	57,000	3,177
Cephalon, Inc. (a)	45,400	3,399
Genentech, Inc. (a)	29,700	2,428
Gilead Sciences, Inc. (a)	114,300	7,535
MedImmune, Inc. (a)	165,300	5,404
PDL BioPharma, Inc. (a)	189,400	4,301
		40,427
Health Care Equipment & Supplies - 2.5%
Alcon, Inc.	18,800	2,061
Baxter International, Inc.	199,300	8,917
Becton, Dickinson & Co.	126,700	9,087
C.R. Bard, Inc.	79,200	6,517
Cooper Companies, Inc.	92,600	4,998
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DJO, Inc. (a)	136,500	$ 5,804
St. Jude Medical, Inc. (a)	63,800	2,378
		39,762
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc.	37,800	1,726
Cardinal Health, Inc.	50,100	3,237
Health Net, Inc. (a)	144,600	6,672
Healthways, Inc. (a)	8,400	386
Henry Schein, Inc. (a)	143,800	7,410
I-trax, Inc. (a)	221,400	644
Sierra Health Services, Inc. (a)	43,400	1,521
UnitedHealth Group, Inc.	155,000	7,607
		29,203
Health Care Technology - 0.2%
IMS Health, Inc.	100,000	2,747
Life Sciences Tools & Services - 0.9%
Affymetrix, Inc. (a)	67,200	1,700
Charles River Laboratories International, Inc. (a)	16,500	689
Invitrogen Corp. (a)	141,400	7,780
Millipore Corp. (a)	60,100	4,111
		14,280
Pharmaceuticals - 4.6%
Allergan, Inc.	41,300	4,815
Johnson & Johnson	290,500	19,147
Merck & Co., Inc.	214,000	9,525
Novartis AG sponsored ADR	107,200	6,262
Pfizer, Inc.	444,900	12,230
Roche Holding AG (participation certificate)	47,166	8,519
Wyeth	236,400	11,413
		71,911
TOTAL HEALTH CARE		198,330
INDUSTRIALS - 12.0%
Aerospace & Defense - 3.0%
EDO Corp.	125,306	2,748
Honeywell International, Inc.	457,200	19,650
KBR, Inc.	8,400	186
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	31,300	$ 2,574
United Technologies Corp.	326,000	21,037
		46,195
Air Freight & Logistics - 0.8%
FedEx Corp.	61,000	7,041
United Parcel Service, Inc. Class B	66,500	5,182
		12,223
Airlines - 0.6%
AMR Corp. (a)	71,300	2,279
UAL Corp. (a)	132,800	5,389
US Airways Group, Inc. (a)	36,900	2,094
		9,762
Electrical Equipment - 0.5%
Evergreen Solar, Inc. (a)	190,900	1,764
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	108,300	3,241
Vestas Wind Systems AS (a)	79,600	3,072
		8,077
Industrial Conglomerates - 5.6%
3M Co.	18,200	1,483
General Electric Co.	1,982,000	69,919
McDermott International, Inc. (a)	318,750	16,601
		88,003
Machinery - 0.6%
Danaher Corp.	50,200	3,671
Deere & Co.	53,400	5,126
		8,797
Road & Rail - 0.9%
Laidlaw International, Inc.	181,500	5,273
Landstar System, Inc.	112,000	5,044
Norfolk Southern Corp.	91,100	4,487
		14,804
TOTAL INDUSTRIALS		187,861
INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 4.6%
Adtran, Inc.	47,263	1,030
Alcatel SA sponsored ADR (d)	414,400	5,503
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	1,055,000	$ 28,358
Comverse Technology, Inc. (a)	198,935	3,883
Corning, Inc. (a)	257,400	5,550
Harris Corp.	112,500	4,737
Juniper Networks, Inc. (a)	159,900	3,404
Motorola, Inc.	195,200	4,328
Nortel Networks Corp.	1,170,700	2,517
QUALCOMM, Inc.	225,300	8,244
Research In Motion Ltd. (a)	37,900	5,262
		72,816
Computers & Peripherals - 3.1%
Apple Computer, Inc. (a)	178,700	16,383
Dell, Inc. (a)	135,100	3,680
EMC Corp. (a)	487,100	6,386
Hewlett-Packard Co.	438,300	17,295
Network Appliance, Inc. (a)	110,800	4,344
		48,088
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	292,353	9,309
Internet Software & Services - 1.8%
eBay, Inc. (a)	65,400	2,116
Google, Inc. Class A (sub. vtg.) (a)	47,405	22,988
Yahoo!, Inc. (a)	105,800	2,856
		27,960
IT Services - 0.9%
First Data Corp.	202,800	5,121
Paychex, Inc.	162,100	6,388
Western Union Co. (a)	138,400	3,156
		14,665
Semiconductors & Semiconductor Equipment - 4.1%
Altera Corp. (a)	1,900	38
Analog Devices, Inc.	107,900	3,509
Applied Materials, Inc.	850,882	15,299
ARM Holdings PLC sponsored ADR	205,000	1,456
ASML Holding NV (NY Shares) (a)	59,500	1,482
Broadcom Corp. Class A (a)	93,700	3,076
Fairchild Semiconductor International, Inc. (a)	244,800	3,995
FormFactor, Inc. (a)	55,500	2,073
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. Class A (a)	79,700	$ 3,181
Intel Corp.	67,300	1,437
Intersil Corp. Class A	188,100	4,659
Lam Research Corp. (a)	4,700	247
Linear Technology Corp.	111,600	3,587
Microchip Technology, Inc.	127,700	4,356
National Semiconductor Corp.	302,300	7,313
Samsung Electronics Co. Ltd.	4,700	3,227
Verigy Ltd.	71,957	1,284
Xilinx, Inc.	122,100	3,272
		63,491
Software - 5.2%
Adobe Systems, Inc. (a)	202,100	8,110
Cognos, Inc. (a)	117,200	4,795
Microsoft Corp.	1,895,300	55,589
Oracle Corp. (a)	332,700	6,331
Quest Software, Inc. (a)	223,500	3,198
Symantec Corp. (a)	148,600	3,150
		81,173
TOTAL INFORMATION TECHNOLOGY		317,502
MATERIALS - 2.6%
Chemicals - 1.6%
Ashland, Inc.	78,400	5,301
Monsanto Co.	142,480	6,849
Praxair, Inc.	206,600	12,892
		25,042
Containers & Packaging - 0.3%
Owens-Illinois, Inc.	147,700	2,792
Smurfit-Stone Container Corp.	228,500	2,452
		5,244
Metals & Mining - 0.6%
Alcoa, Inc.	40,400	1,259
Meridian Gold, Inc. (a)	122,740	3,796
Titanium Metals Corp.	117,864	3,768
		8,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	47,000	$ 992
TOTAL MATERIALS		40,101
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	598,600	20,299
Level 3 Communications, Inc. (a)	451,000	2,408
Qwest Communications International, Inc. (a)	421,400	3,241
Verizon Communications, Inc.	169,700	5,929
		31,877
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	165,300	6,260
TOTAL TELECOMMUNICATION SERVICES		38,137
UTILITIES - 0.8%
Electric Utilities - 0.6%
Exelon Corp.	141,100	8,569
Independent Power Producers & Energy Traders - 0.2%
TXU Corp.	53,100	3,047
TOTAL UTILITIES		11,616
TOTAL COMMON STOCKS (Cost $1,315,390)		1,489,907
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 5.35% (b)	94,111,209	94,111
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	11,447,975	11,448
TOTAL MONEY MARKET FUNDS (Cost $105,559)		105,559
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,420,949)		1,595,466
NET OTHER ASSETS - (2.2)%		(34,449)
NET ASSETS - 100%		$ 1,561,017
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,329
Fidelity Securities Lending Cash Central Fund	226
Total	$ 2,555
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Switzerland	2.3%
Netherlands Antilles	1.4%
Canada	1.2%
Panama	1.0%
Bermuda	1.0%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $11,016) - See accompanying schedule: Unaffiliated issuers (cost $1,315,390)	$ 1,489,907
Fidelity Central Funds (cost $105,559)	105,559
Total Investments (cost $1,420,949)		$ 1,595,466
Receivable for investments sold		16,763
Receivable for fund shares sold		4,606
Dividends receivable		2,364
Interest receivable		366
Other receivables		18
Total assets		1,619,583

Liabilities
Payable for investments purchased	$ 41,653
Payable for fund shares redeemed	3,948
Accrued management fee	598
Distribution fees payable	484
Other affiliated payables	390
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,448
Total liabilities		58,566

Net Assets		$ 1,561,017
Net Assets consist of:
Paid in capital		$ 1,354,016
Undistributed net investment income		4,970
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,516
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,515
Net Assets		$ 1,561,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($255,680 ÷ 12,794 shares)	$ 19.98

Maximum offering price per share (100/94.25 of $19.98)	$ 21.20
Class T: Net Asset Value and redemption price per share ($505,285 ÷ 25,461 shares)	$ 19.85

Maximum offering price per share (100/96.50 of $19.85)	$ 20.57
Class B: Net Asset Value and offering price per share ($140,050 ÷ 7,303.6 shares)A	$ 19.18

Class C: Net Asset Value and offering price per share ($122,573 ÷ 6,380 shares)A	$ 19.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($537,429 ÷ 26,672 shares)	$ 20.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006
Investment Income
Dividends		$ 21,320
Interest		7
Income from Fidelity Central Funds		2,555
Total income		23,882

Expenses
Management fee	$ 7,178
Transfer agent fees	4,242
Distribution fees	6,292
Accounting and security lending fees	511
Custodian fees and expenses	56
Independent trustees' compensation	6
Registration fees	95
Audit	55
Legal	27
Miscellaneous	(134)
Total expenses before reductions	18,328
Expense reductions	(226)	18,102
Net investment income (loss)		5,780
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,507
Foreign currency transactions	(8)
Total net realized gain (loss)		78,499
Change in net unrealized appreciation (depreciation) on: Investment securities	87,415
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		87,423
Net gain (loss)		165,922
Net increase (decrease) in net assets resulting from operations		$ 171,702

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,780	$ 6,953
Net realized gain (loss)	78,499	218,233
Change in net unrealized appreciation (depreciation)	87,423	(65,227)
Net increase (decrease) in net assets resulting from operations	171,702	159,959
Distributions to shareholders from net investment income	(4,871)	(13,627)
Share transactions - net increase (decrease)	(237,892)	(343,333)
Total increase (decrease) in net assets	(71,061)	(197,001)

Net Assets
Beginning of period	1,632,078	1,829,079
End of period (including undistributed net investment income of $4,970 and undistributed net investment income of $4,328, respectively)	$ 1,561,017	$ 1,632,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.94	$ 16.41	$ 15.42	$ 13.83	$ 15.94
Income from Investment Operations
Net investment income (loss) C	.09	.10	.15 F	.08	.09
Net realized and unrealized gain (loss)	2.03	1.60	.91	1.60	(2.20)
Total from investment operations	2.12	1.70	1.06	1.68	(2.11)
Distributions from net investment income	(.08)	(.17)	(.07)	(.09)	-
Net asset value, end of period	$ 19.98	$ 17.94	$ 16.41	$ 15.42	$ 13.83
Total Return A, B	11.83%	10.45%	6.86%	12.25%	(13.24)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.10%	1.10%	1.09%	1.10%
Expenses net of fee waivers, if any	1.07%	1.10%	1.10%	1.09%	1.10%
Expenses net of all reductions	1.06%	1.05%	1.09%	1.08%	1.06%
Net investment income (loss)	.49%	.59%	.92%	.57%	.62%
Supplemental Data
Net assets, end of period (in millions)	$ 256	$ 182	$ 160	$ 144	$ 120
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.80	$ 16.26	$ 15.29	$ 13.71	$ 15.84
Income from Investment Operations
Net investment income (loss) C	.05	.06	.11F	.05	.06
Net realized and unrealized gain (loss)	2.02	1.60	.90	1.58	(2.19)
Total from investment operations	2.07	1.66	1.01	1.63	(2.13)
Distributions from net investment income	(.02)	(.12)	(.04)	(.05)	-
Net asset value, end of period	$ 19.85	$ 17.80	$ 16.26	$ 15.29	$ 13.71
Total Return A, B	11.62%	10.27%	6.58%	11.95%	(13.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.32%	1.32%	1.32%	1.33%
Expenses net of fee waivers, if any	1.28%	1.32%	1.32%	1.32%	1.33%
Expenses net of all reductions	1.27%	1.27%	1.32%	1.31%	1.29%
Net investment income (loss)	.28%	.37%	.69%	.35%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 505	$ 607	$ 792	$ 878	$ 788
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 15.78	$ 14.88	$ 13.36	$ 15.52
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	.02 F	(.03)	(.02)
Net realized and unrealized gain (loss)	1.95	1.55	.88	1.55	(2.14)
Total from investment operations	1.90	1.52	.90	1.52	(2.16)
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 19.18	$ 17.28	$ 15.78	$ 14.88	$ 13.36
Total Return A, B	11.00%	9.64%	6.05%	11.38%	(13.92)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.87%	1.88%	1.85%	1.85%
Expenses net of fee waivers, if any	1.85%	1.87%	1.88%	1.85%	1.85%
Expenses net of all reductions	1.84%	1.83%	1.87%	1.85%	1.81%
Net investment income (loss)	(.29)%	(.19)%	.14%	(.19)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 140	$ 231	$ 322	$ 372	$ 365
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 15.81	$ 14.90	$ 13.38	$ 15.53
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.03 F	(.02)	(.01)
Net realized and unrealized gain (loss)	1.95	1.54	.88	1.54	(2.14)
Total from investment operations	1.91	1.52	.91	1.52	(2.15)
Distributions from net investment income	-	(.03)	-	-	-
Net asset value, end of period	$ 19.21	$ 17.30	$ 15.81	$ 14.90	$ 13.38
Total Return A, B	11.04%	9.63%	6.11%	11.36%	(13.84)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.80%	1.84%	1.83%	1.82%	1.82%
Expenses net of fee waivers, if any	1.80%	1.84%	1.83%	1.82%	1.82%
Expenses net of all reductions	1.78%	1.79%	1.83%	1.81%	1.78%
Net investment income (loss)	(.23)%	(.15)%	.18%	(.16)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 123	$ 136	$ 174	$ 202	$ 194
Portfolio turnover rate E	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.09	$ 16.54	$ 15.55	$ 13.96	$ 16.08
Income from Investment Operations
Net investment income (loss) B	.16	.16	.20 E	.13	.14
Net realized and unrealized gain (loss)	2.04	1.62	.92	1.61	(2.21)
Total from investment operations	2.20	1.78	1.12	1.74	(2.07)
Distributions from net investment income	(.14)	(.23)	(.13)	(.15)	(.05)
Net asset value, end of period	$ 20.15	$ 18.09	$ 16.54	$ 15.55	$ 13.96
Total Return A	12.22%	10.89%	7.21%	12.64%	(12.95)%
Ratios to Average Net Assets C, F
Expenses before reductions	.73%	.74%	.78%	.72%	.73%
Expenses net of fee waivers, if any	.73%	.74%	.78%	.72%	.73%
Expenses net of all reductions	.72%	.69%	.77%	.72%	.69%
Net investment income (loss)	.83%	.94%	1.24%	.94%	.98%
Supplemental Data
Net assets, end of period (in millions)	$ 537	$ 476	$ 381	$ 191	$ 104
Portfolio turnover rate D	109%	187%	25%	21%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 182,570
Unrealized depreciation	(20,194)
Net unrealized appreciation (depreciation)	162,376
Undistributed ordinary income	27,545
Undistributed long-term capital gain	10,416

Cost for federal income tax purposes	$ 1,433,090

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 4,871	$ 13,627

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,640,652 and $1,895,295, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 542	$ 15
Class T	.25%	.25%	2,680	30
Class B	.75%	.25%	1,809	1,358
Class C	.75%	.25%	1,261	40
			$ 6,292	$ 1,443

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55
Class T	39
Class B*	265
Class C*	4
$ 363

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 687.32
Class T	1,473.28
Class B	618.34
Class C	364.29
Institutional Class	1,100.23
	$ 4,242

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $226.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $185 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7
Class T	19
Class B	1
Class C	4
Institutional Class	7
$ 38

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the Fund.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 758	$ 1,684
Class T	573	5,759
Class B	-	403
Class C	-	324
Institutional Class	3,540	5,457
Total	$ 4,871	$ 13,627

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	6,255	4,631	$ 115,817	$ 77,097
Reinvestment of distributions	38	92	689	1,518
Shares redeemed	(3,642)	(4,330)	(67,641)	(72,162)
Net increase (decrease)	2,651	393	$ 48,865	$ 6,453
Class T
Shares sold	3,813	5,879	$ 70,177	$ 96,958
Reinvestment of distributions	31	334	552	5,485
Shares redeemed	(12,471)	(20,812)	(229,475)	(343,125)
Net increase (decrease)	(8,627)	(14,599)	$ (158,746)	$ (240,682)
Class B
Shares sold	471	651	$ 8,341	$ 10,434
Reinvestment of distributions	-	21	-	335
Shares redeemed	(6,562)	(7,699)	(116,897)	(123,647)
Net increase (decrease)	(6,091)	(7,027)	$ (108,556)	$ (112,878)
Class C
Shares sold	498	697	$ 8,947	$ 11,185
Reinvestment of distributions	-	17	-	272
Shares redeemed	(1,998)	(3,835)	(35,679)	(61,574)
Net increase (decrease)	(1,500)	(3,121)	$ (26,732)	$ (50,117)
Institutional Class
Shares sold	7,062	11,167	$ 132,173	$ 185,192
Reinvestment of distributions	167	221	3,022	3,663
Shares redeemed	(6,860)	(8,135)	(127,918)	(134,964)
Net increase (decrease)	369	3,253	$ 7,277	$ 53,891

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

James F. Catudal (45)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and a manager. Mr. Catudal also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Growth and Income voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/06	12/15/06	$.128	$.337
	01/08/07	01/05/07	$-	$ .115

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $10,415,686, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividend distributed in December 2005 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAII-UANN-0107
1.786688.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.42%	3.68%	2.96%
Class T (incl. 3.50% sales charge)	3.69%	4.03%	3.05%
Class B (incl. contingent deferred sales charge) A	1.83%	3.75%	3.01%
Class C (incl. contingent deferred sales charge) B	5.82%	4.14%	2.83%

A Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class A, T, B, and C
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares gained 7.60%, 7.45%, 6.83% and 6.82%, respectively (excluding sales charges), trailing the S&P 500®. The fund lagged its benchmark partly because its core growth stock holdings generally underperformed the more broadly based index. In addition, some of the fund's larger overweighted holdings represented weak stock picks, including Internet investments Yahoo and eBay, which both suffered from weak business fundamentals. Out-of-index clothier Chico's was disappointing, as was health insurer UnitedHealth Group. Significant investments in homebuilders KB Home and D.R. Horton also struggled when the housing market slowed more quickly and severely than expected. On the other hand, the fund benefited from out-of-index investments in casino operators Las Vegas Sands and Wynn Resorts, which benefited from new properties in Asia. Despite weak results in technology overall, several tech stocks boosted performance, including Google, Apple Computer and Canada's Research In Motion. Some of these stocks were sold prior to period end.

Note to shareholders: In connection with shareholder approval on January 17, 2007, of an amended management contract for the fund, the fund's primary benchmark and performance fee adjustment index will change to the Russell 1000® Growth Index from the S&P 500, and the fund will adopt a growth-oriented investment strategy in place of its current growth and value mandate. The changes will become effective on February 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,133.90	$ 4.71* *
Hypothetical A	$ 1,000.00	$ 1,020.66	$ 4.46* *
Class T
Actual	$ 1,000.00	$ 1,132.80	$ 5.56* *
Hypothetical A	$ 1,000.00	$ 1,019.85	$ 5.27* *
Class B
Actual	$ 1,000.00	$ 1,129.50	$ 8.75* *
Hypothetical A	$ 1,000.00	$ 1,016.85	$ 8.29* *
Class C
Actual	$ 1,000.00	$ 1,129.50	$ 8.70* *
Hypothetical A	$ 1,000.00	$ 1,016.90	$ 8.24* *
Institutional Class
Actual	$ 1,000.00	$ 1,136.30	$ 2.57* *
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43* *

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.88%* *
Class T	1.04%* *
Class B	1.64%* *
Class C	1.63%* *
Institutional Class	.48%* *

* * If fees, effective January 1, 2006, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	.82%
Actual		$ 4.39
Hypothetical A		$ 4.15
Class T	1.03%
Actual		$ 5.51
Hypothetical A		$ 5.22
Class B	1.58%
Actual		$ 8.44
Hypothetical A		$ 7.99
Class C	1.58%
Actual		$ 8.44
Hypothetical A		$ 7.99
Institutional Class	.49%
Actual		$ 2.62
Hypothetical A		$ 2.48

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	12.8	11.3
eBay, Inc.	8.3	9.5
UnitedHealth Group, Inc.	5.2	5.2
Schlumberger Ltd. (NY Shares)	3.6	0.5
Apple Computer, Inc.	2.9	3.3
Valero Energy Corp.	2.5	0.4
Cognizant Technology Solutions Corp. Class A	2.5	1.0
Research In Motion Ltd.	2.5	2.5
QUALCOMM, Inc.	2.0	1.9
Celgene Corp.	1.8	1.2
	44.1
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.5	44.4
Energy	17.4	6.3
Health Care	14.1	18.4
Consumer Discretionary	10.2	14.8
Financials	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 100.3%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (0.3)% ***		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	15.4%	** Foreign investments	9.3%

*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.2%
Automobiles - 0.1%
Renault SA	37,900	$ 4,542
Hotels, Restaurants & Leisure - 3.4%
Las Vegas Sands Corp. (a)	529,000	48,435
Wynn Resorts Ltd. (d)	604,000	53,061
		101,496
Household Durables - 0.2%
Whirlpool Corp.	63,400	5,408
Internet & Catalog Retail - 0.0%
Submarino SA	17,100	502
Media - 1.3%
Comcast Corp. Class A	168,600	6,822
Omnicom Group, Inc.	27,900	2,850
The Walt Disney Co.	835,200	27,603
Time Warner, Inc.	113,800	2,292
XM Satellite Radio Holdings, Inc. Class A (a)	84,000	1,213
		40,780
Multiline Retail - 1.4%
Federated Department Stores, Inc.	239,400	10,076
Sears Holdings Corp. (a)	182,800	31,336
		41,412
Specialty Retail - 3.2%
Best Buy Co., Inc.	193,200	10,620
Circuit City Stores, Inc.	909,500	22,701
Gamestop Corp. Class B (a)	113,400	6,221
J. Crew Group, Inc.	7,100	279
Staples, Inc.	629,600	16,036
Urban Outfitters, Inc. (a)	209,400	4,665
Zumiez, Inc. (a)(d)	1,157,493	35,547
		96,069
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	147,000	6,352
Under Armour, Inc. Class A (sub. vtg.)	243,300	11,416
		17,768
TOTAL CONSUMER DISCRETIONARY		307,977
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
CVS Corp.	609,000	$ 17,521
Wal-Mart Stores, Inc.	84,300	3,886
		21,407
ENERGY - 17.4%
Energy Equipment & Services - 10.0%
Baker Hughes, Inc.	220,200	16,169
BJ Services Co.	21,000	709
Diamond Offshore Drilling, Inc.	270,300	20,981
GlobalSantaFe Corp.	353,400	21,204
Grant Prideco, Inc. (a)	589,800	25,845
Halliburton Co.	585,900	19,768
National Oilwell Varco, Inc. (a)	392,640	26,114
Noble Corp.	189,900	14,670
Pride International, Inc. (a)	421,900	13,623
Schlumberger Ltd. (NY Shares)	1,580,000	108,198
Transocean, Inc. (a)	203,000	15,824
Weatherford International Ltd. (a)	379,400	17,039
		300,144
Oil, Gas & Consumable Fuels - 7.4%
Anadarko Petroleum Corp.	126,600	6,249
Cabot Oil & Gas Corp.	42,200	2,622
Chesapeake Energy Corp.	84,400	2,872
Devon Energy Corp.	274,000	20,103
EOG Resources, Inc.	210,700	14,861
Exxon Mobil Corp.	89,800	6,898
Hess Corp.	168,700	8,481
Noble Energy, Inc.	84,300	4,510
Occidental Petroleum Corp.	126,600	6,373
Peabody Energy Corp.	424,199	19,517
Petroplus Holdings AG (a)	37,130	2,167
Ultra Petroleum Corp. (a)	978,200	52,725
Valero Energy Corp.	1,392,800	76,701
		224,079
TOTAL ENERGY		524,223
FINANCIALS - 7.9%
Capital Markets - 3.7%
Ashmore Group plc	4,479,700	19,701
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
E*TRADE Financial Corp.	676,400	$ 16,281
Goldman Sachs Group, Inc.	14,100	2,747
Lazard Ltd. Class A	268,800	12,209
Merrill Lynch & Co., Inc.	338,000	29,551
Morgan Stanley	147,500	11,234
optionsXpress Holdings, Inc.	63,000	1,816
TD Ameritrade Holding Corp.	999,590	17,553
		111,092
Commercial Banks - 0.6%
ICICI Bank Ltd. sponsored ADR	278,200	10,825
Mizuho Financial Group, Inc.	212	1,560
Standard Chartered PLC (United Kingdom)	190,833	5,472
Sumitomo Mitsui Financial Group, Inc.	170	1,791
		19,648
Consumer Finance - 0.1%
Capital One Financial Corp.	21,100	1,643
Diversified Financial Services - 3.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	37,800	20,246
IntercontinentalExchange, Inc.	245,750	24,145
Moody's Corp.	667,600	46,385
NETeller PLC (a)	1,436,852	4,222
The NASDAQ Stock Market, Inc. (a)	78,464	3,150
		98,148
Insurance - 0.1%
ACE Ltd.	63,970	3,636
Real Estate Management & Development - 0.1%
Shimao Property Holdings Ltd.	1,686,000	2,779
TOTAL FINANCIALS		236,946
HEALTH CARE - 14.1%
Biotechnology - 4.6%
Amgen, Inc. (a)	219,300	15,570
Celgene Corp. (a)	963,600	53,701
Genentech, Inc. (a)	525,000	42,919
Gilead Sciences, Inc. (a)	332,600	21,925
Vertex Pharmaceuticals, Inc. (a)	97,200	4,306
		138,421
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.6%
Advanced Medical Optics, Inc. (a)	134,000	$ 4,691
Alcon, Inc.	25,200	2,762
C.R. Bard, Inc.	60,000	4,937
Intuitive Surgical, Inc. (a)	21,000	2,134
Inverness Medical Innovations, Inc. (a)	101,800	3,971
		18,495
Health Care Providers & Services - 5.9%
Brookdale Senior Living, Inc.	126,600	5,779
Humana, Inc. (a)	159,500	8,629
Nighthawk Radiology Holdings, Inc.	90,700	1,971
Omnicare, Inc.	92,400	3,667
UnitedHealth Group, Inc.	3,213,257	157,707
		177,753
Health Care Technology - 0.2%
Cerner Corp. (a)	104,900	5,043
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	423,700	3,652
Pharmaceuticals - 2.7%
Allergan, Inc.	368,700	42,983
Merck & Co., Inc.	673,700	29,986
Sepracor, Inc. (a)	157,000	8,762
		81,731
TOTAL HEALTH CARE		425,095
INDUSTRIALS - 2.4%
Airlines - 0.5%
AirTran Holdings, Inc. (a)	147,500	1,833
AMR Corp. (a)	136,600	4,366
Republic Airways Holdings, Inc. (a)	122,300	2,112
Ryanair Holdings PLC sponsored ADR (a)	33,200	2,543
US Airways Group, Inc. (a)	63,200	3,587
		14,441
Construction & Engineering - 1.4%
Fluor Corp.	485,800	42,303
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	232,400	3,783
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.2%
General Electric Co.	176,650	$ 6,232
Machinery - 0.2%
Deere & Co.	63,400	6,086
Joy Global, Inc.	26,600	1,168
		7,254
TOTAL INDUSTRIALS		74,013
INFORMATION TECHNOLOGY - 41.5%
Communications Equipment - 6.2%
Ciena Corp. (a)	168,000	4,224
Cisco Systems, Inc. (a)	251,800	6,768
F5 Networks, Inc. (a)	162,000	12,119
Juniper Networks, Inc. (a)	420,700	8,957
Motorola, Inc.	891,820	19,772
QUALCOMM, Inc.	1,613,000	59,020
Research In Motion Ltd. (a)	542,930	75,375
		186,235
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	964,300	88,407
Dell, Inc. (a)	168,000	4,576
Hewlett-Packard Co.	84,400	3,330
Network Appliance, Inc. (a)	234,800	9,207
Rackable Systems, Inc. (a)	85,000	3,027
		108,547
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (d)	3,300	123
Internet Software & Services - 21.3%
Akamai Technologies, Inc. (a)	42,000	2,053
eBay, Inc. (a)(d)	7,745,903	250,580
Google, Inc. Class A (sub. vtg.) (a)	798,600	387,260
NHN Corp.	2,532	287
Yahoo! Japan Corp.	1,278	503
Yahoo!, Inc. (a)	132,100	3,565
		644,248
IT Services - 6.0%
Cognizant Technology Solutions Corp. Class A (a)	931,874	76,004
First Data Corp.	506,800	12,797
Fiserv, Inc. (a)	42,000	2,147
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Infosys Technologies Ltd. sponsored ADR	248,600	$ 13,308
Paychex, Inc.	1,061,920	41,850
Satyam Computer Services Ltd. sponsored ADR	422,600	9,868
SRA International, Inc. Class A (a)	119,810	3,496
Western Union Co. (a)	935,200	21,323
		180,793
Semiconductors & Semiconductor Equipment - 3.3%
Broadcom Corp. Class A (a)	252,850	8,301
Intel Corp.	2,347,100	50,111
Linear Technology Corp.	105,700	3,397
Marvell Technology Group Ltd. (a)	1,594,600	32,913
Silicon On Insulator Technologies SA (SOITEC) (a)	168,900	5,663
		100,385
Software - 1.1%
Activision, Inc. (a)	392,433	6,691
Autodesk, Inc. (a)	50,602	2,084
Electronic Arts, Inc. (a)	105,600	5,898
Microsoft Corp.	21,100	619
Nintendo Co. Ltd.	50,400	12,013
Opnet Technologies, Inc. (a)	84,500	1,363
Salesforce.com, Inc. (a)	97,200	3,791
		32,459
TOTAL INFORMATION TECHNOLOGY		1,252,790
MATERIALS - 2.9%
Chemicals - 0.2%
Monsanto Co.	114,800	5,518
Metals & Mining - 2.7%
Allegheny Technologies, Inc.	63,300	5,675
Carpenter Technology Corp.	75,600	8,075
Central African Mining & Exploration Co. PLC (a)	42,200	47
Mittal Steel Co. NV Class A (NY Shares)	718,200	29,597
Newmont Mining Corp.	84,400	3,959
Phelps Dodge Corp.	210,700	25,916
Titanium Metals Corp.	233,400	7,462
		80,731
TOTAL MATERIALS		86,249
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	1,216,200	$ 41,241
BellSouth Corp.	864,000	38,526
		79,767
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	168,100	6,366
Bharti Airtel Ltd. (a)	747,858	10,937
		17,303
TOTAL TELECOMMUNICATION SERVICES		97,070
TOTAL COMMON STOCKS (Cost $2,657,428)		3,025,770
Money Market Funds - 1.5%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $44,170)	44,170,025	44,170
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $2,701,598)		3,069,940
NET OTHER ASSETS - (1.8)%		(53,185)
NET ASSETS - 100%		$ 3,016,755
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,460
Fidelity Securities Lending Cash Central Fund	775
Total	$ 2,235
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.6%
Canada	4.2%
Netherlands Antilles	3.6%
Bermuda	1.5%
India	1.5%
Cayman Islands	1.4%
Netherlands	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	1.2%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $462,417,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $44,064) - See accompanying schedule: Unaffiliated issuers (cost $2,657,428)	$ 3,025,770
Fidelity Central Funds (cost $44,170)	44,170
Total Investments (cost $2,701,598)		$ 3,069,940
Cash		28
Receivable for investments sold		6,666
Receivable for fund shares sold		1,063
Dividends receivable		4,538
Interest receivable		6
Other receivables		304
Total assets		3,082,545

Liabilities
Payable for investments purchased	$ 1,953
Payable for fund shares redeemed	9,696
Accrued management fee	675
Distribution fees payable	1,187
Notes payable to affiliates	6,511
Other affiliated payables	991
Other payables and accrued expenses	607
Collateral on securities loaned, at value	44,170
Total liabilities		65,790

Net Assets		$ 3,016,755
Net Assets consist of:
Paid in capital		$ 3,118,442
Accumulated net investment loss		(173)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(469,307)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		367,793
Net Assets		$ 3,016,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,831 ÷ 11,828 shares)	$ 35.07

Maximum offering price per share (100/94.25 of $35.07)	$ 37.21
Class T: Net Asset Value and redemption price per share ($2,285,838 ÷ 64,258 shares)	$ 35.57

Maximum offering price per share (100/96.50 of $35.57)	$ 36.86
Class B: Net Asset Value and offering price per share ($121,124 ÷ 3,551 shares)A	$ 34.11

Class C: Net Asset Value and offering price per share ($78,270 ÷ 2,283 shares)A	$ 34.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($116,692 ÷ 3,263 shares)	$ 35.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 16,010
Special dividends		6,437
Interest		33
Income from Fidelity Central Funds		2,235
Total income		24,715

Expenses
Management fee Basic fee	$ 18,387
Performance adjustment	(6,702)
Transfer agent fees	8,441
Distribution fees	15,918
Accounting and security lending fees	986
Custodian fees and expenses	113
Independent trustees' compensation	12
Appreciation in deferred trustee compensation account	3
Registration fees	77
Audit	67
Legal	61
Interest	83
Miscellaneous	(299)
Total expenses before reductions	37,147
Expense reductions	(361)	36,786
Net investment income (loss)		(12,071)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4)	281,571
Foreign currency transactions	(45)
Futures contracts	2,151
Total net realized gain (loss)		283,677
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $547)	(69,012)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(69,014)
Net gain (loss)		214,663
Net increase (decrease) in net assets resulting from operations		$ 202,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,071)	$ 3,746
Net realized gain (loss)	283,677	555,497
Change in net unrealized appreciation (depreciation)	(69,014)	(93,208)
Net increase (decrease) in net assets resulting from operations	202,592	466,035
Distributions to shareholders from net investment income	(2,464)	(15,004)
Share transactions - net increase (decrease)	(1,222,511)	(1,343,793)
Total increase (decrease) in net assets	(1,022,383)	(892,762)

Net Assets
Beginning of period	4,039,138	4,931,900
End of period (including accumulated net investment loss of $173 and undistributed net investment income of $2,019, respectively)	$ 3,016,755	$ 4,039,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 32.68	$ 29.33	$ 27.09	$ 23.61	$ 28.39
Income from Investment Operations
Net investment income (loss) C	(.07) F	.08	.12 G	.10	.14
Net realized and unrealized gain (loss)	2.55	3.45	2.20	3.55	(4.66)
Total from investment operations	2.48	3.53	2.32	3.65	(4.52)
Distributions from net investment income	(.09)	(.18)	(.08)	(.17)	(.26)
Net asset value, end of period	$ 35.07	$ 32.68	$ 29.33	$ 27.09	$ 23.61
Total Return A, B	7.60%	12.10%	8.59%	15.61%	(16.06)%
Ratios to Average Net Assets D, H
Expenses before reductions	.98%	1.12%	1.15%	1.00%	.77%
Expenses net of fee waivers, if any	.98%	1.12%	1.15%	1.00%	.77%
Expenses net of all reductions	.97%	1.07%	1.13%	.96%	.73%
Net investment income (loss)	(.21)% F	.25%	.44%	.41%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 415	$ 365	$ 270	$ 219	$ 202
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.11	$ 29.67	$ 27.40	$ 23.85	$ 28.64
Income from Investment Operations
Net investment income (loss) C	(.12) F	.04	.09 G	.07	.11
Net realized and unrealized gain (loss)	2.59	3.49	2.22	3.60	(4.71)
Total from investment operations	2.47	3.53	2.31	3.67	(4.60)
Distributions from net investment income	(.01)	(.09)	(.04)	(.12)	(.19)
Net asset value, end of period	$ 35.57	$ 33.11	$ 29.67	$ 27.40	$ 23.85
Total Return A, B	7.45%	11.93%	8.44%	15.50%	(16.16)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.25%	1.29%	1.12%	.90%
Expenses net of fee waivers, if any	1.14%	1.25%	1.29%	1.12%	.90%
Expenses net of all reductions	1.13%	1.20%	1.26%	1.09%	.86%
Net investment income (loss)	(.36)% F	.12%	.31%	.28%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 2,286	$ 3,132	$ 3,786	$ 4,578	$ 4,878
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 31.93	$ 28.70	$ 26.65	$ 23.24	$ 27.91
Income from Investment Operations
Net investment income (loss) C	(.31) F	(.15)	(.11) G	(.10)	(.06)
Net realized and unrealized gain (loss)	2.49	3.38	2.16	3.51	(4.61)
Total from investment operations	2.18	3.23	2.05	3.41	(4.67)
Net asset value, end of period	$ 34.11	$ 31.93	$ 28.70	$ 26.65	$ 23.24
Total Return A, B	6.83%	11.25%	7.69%	14.67%	(16.73)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.76%	1.86%	1.98%	1.81%	1.57%
Expenses net of fee waivers, if any	1.76%	1.86%	1.98%	1.81%	1.57%
Expenses net of all reductions	1.75%	1.81%	1.96%	1.77%	1.53%
Net investment income (loss)	(.98)% F	(.50)%	(.39)%	(.41)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 271	$ 451	$ 582	$ 598
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 32.09	$ 28.85	$ 26.75	$ 23.32	$ 27.99
Income from Investment Operations
Net investment income (loss) C	(.30) F	(.15)	(.09) G	(.09)	(.05)
Net realized and unrealized gain (loss)	2.49	3.39	2.19	3.52	(4.62)
Total from investment operations	2.19	3.24	2.10	3.43	(4.67)
Net asset value, end of period	$ 34.28	$ 32.09	$ 28.85	$ 26.75	$ 23.32
Total Return A, B	6.82%	11.23%	7.85%	14.71%	(16.68)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.74%	1.86%	1.93%	1.77%	1.53%
Expenses net of fee waivers, if any	1.74%	1.86%	1.93%	1.77%	1.53%
Expenses net of all reductions	1.73%	1.81%	1.90%	1.74%	1.49%
Net investment income (loss)	(.97)% F	(.49)%	(.33)%	(.37)%	(.20)%
Supplemental Data
Net assets, end of period (in millions)	$ 78	$ 94	$ 114	$ 131	$ 142
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.23	$ 29.78	$ 27.51	$ 24.00	$ 28.87
Income from Investment Operations
Net investment income (loss) B	.05 E	.19	.24 F	.21	.25
Net realized and unrealized gain (loss)	2.63	3.50	2.23	3.59	(4.73)
Total from investment operations	2.68	3.69	2.47	3.80	(4.48)
Distributions from net investment income	(.15)	(.24)	(.20)	(.29)	(.39)
Net asset value, end of period	$ 35.76	$ 33.23	$ 29.78	$ 27.51	$ 24.00
Total Return A	8.10%	12.48%	9.03%	16.10%	(15.71)%
Ratios to Average Net Assets C, G
Expenses before reductions	.62%	.76%	.75%	.57%	.38%
Expenses net of fee waivers, if any	.62%	.76%	.75%	.57%	.38%
Expenses net of all reductions	.61%	.71%	.73%	.54%	.34%
Net investment income (loss)	.16% E	.61%	.84%	.83%	.96%
Supplemental Data
Net assets, end of period (in millions)	$ 117	$ 177	$ 311	$ 309	$ 155
Portfolio turnover rate D	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 478,671
Unrealized depreciation	(117,667)
Net unrealized appreciation (depreciation)	361,004
Capital loss carryforward	(462,417)

Cost for federal income tax purposes	$ 2,708,936

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 2,464	$ 15,004

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,925,271 and $5,162,724, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 944	$ 14
Class T	.25%	.25%	12,342	188
Class B	.75%	.25%	1,811	1,360
Class C	.75%	.25%	821	26
			$ 15,918	$ 1,588

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	61
Class B*	189
Class C*	3
$ 286

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,336.35
Class T	5,927.24
Class B	616.34
Class C	286.35
Institutional Class	276.20
	$ 8,441

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,656	4.57%	$ 83

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $775.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $298 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	35
Class B	6
Class C	2
Institutional Class	11
$ 63

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 1,000	$ 1,650
Class T	658	11,396
Institutional Class	806	1,958
Total	$ 2,464	$ 15,004

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	4,523	5,468	$ 144,892	$ 164,125
Reinvestment of distributions	29	53	943	1,574
Shares redeemed	(3,897)	(3,539)	(125,047)	(106,318)
Net increase (decrease)	655	1,982	$ 20,788	$ 59,381
Class T
Shares sold	5,324	7,307	$ 174,340	$ 221,916
Reinvestment of distributions	19	362	626	10,848
Shares redeemed	(35,688)	(40,683)	(1,171,178)	(1,237,740)
Net increase (decrease)	(30,345)	(33,014)	$ (996,212)	$ (1,004,976)
Class B
Shares sold	213	281	$ 6,714	$ 8,121
Shares redeemed	(5,145)	(7,505)	(161,188)	(220,313)
Net increase (decrease)	(4,932)	(7,224)	$ (154,474)	$ (212,192)
Class C
Shares sold	173	208	$ 5,483	$ 6,149
Shares redeemed	(832)	(1,218)	(26,288)	(35,994)
Net increase (decrease)	(659)	(1,010)	$ (20,805)	$ (29,845)
Institutional Class
Shares sold	2,790	1,161	$ 91,003	$ 35,184
Reinvestment of distributions	22	56	734	1,676
Shares redeemed	(4,868)	(6,347)	(163,545)	(193,021)
Net increase (decrease)	(2,056)	(5,130)	$ (71,808)	$ (156,161)

11. Litigation.

In October 2002, a lawsuit was commenced against Fidelity Advisor Growth Opportunities Fund and numerous other defendants as a defendants' class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleged that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning's petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate sought to recover those dividends. During this period, Fidelity Advisor Growth Opportunities Fund received dividends in the amount of $1,279. This lawsuit was dismissed on November 7, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Growth Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

John Porter (39)

Year of Election or Appointment: 2005
Vice President of Advisor Growth Opportunities. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter worked as a research analyst and portfolio manager. Mr. Porter also serves as Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed in December 2005 as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on May 18, 2006, after the periods shown in the chart above, it had approved an amended management contract for the fund that, if approved by shareholders, will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index to the Russell 1000 Growth Index.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

GO-UANN-0107
1.786689.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	8.10%	5.34%	3.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

For the 12 months that ended November 30, 2006, the fund's Institutional Class shares gained 8.10%, trailing the S&P 500®. The fund lagged its benchmark partly because its core growth stock holdings generally underperformed the more broadly based index. In addition, some of the fund's larger overweighted holdings represented weak stock picks, including Internet investments Yahoo and eBay, which both suffered from weak business fundamentals. Out-of-index clothier Chico's was disappointing, as was health insurer UnitedHealth Group. Significant investments in homebuilders KB Home and D.R. Horton also struggled when the housing market slowed more quickly and severely than expected. On the other hand, the fund benefited from out-of-index investments in casino operators Las Vegas Sands and Wynn Resorts, which benefited from new properties in Asia. Despite weak results in technology overall, several tech stocks boosted performance, including Google, Apple Computer and Canada's Research In Motion. Some of these stocks were sold prior to period end.

Note to shareholders: In connection with shareholder approval on January 17, 2007, of an amended management contract for the fund, the fund's primary benchmark and performance fee adjustment index will change to the Russell 1000® Growth Index from the S&P 500, and the fund will adopt a growth-oriented investment strategy in place of its current growth and value mandate. The changes will become effective on February 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,133.90	$ 4.71* *
Hypothetical A	$ 1,000.00	$ 1,020.66	$ 4.46* *
Class T
Actual	$ 1,000.00	$ 1,132.80	$ 5.56* *
Hypothetical A	$ 1,000.00	$ 1,019.85	$ 5.27* *
Class B
Actual	$ 1,000.00	$ 1,129.50	$ 8.75* *
Hypothetical A	$ 1,000.00	$ 1,016.85	$ 8.29* *
Class C
Actual	$ 1,000.00	$ 1,129.50	$ 8.70* *
Hypothetical A	$ 1,000.00	$ 1,016.90	$ 8.24* *
Institutional Class
Actual	$ 1,000.00	$ 1,136.30	$ 2.57* *
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43* *

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.88%* *
Class T	1.04%* *
Class B	1.64%* *
Class C	1.63%* *
Institutional Class	.48%* *

* * If fees, effective January 1, 2006, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	.82%
Actual		$ 4.39
Hypothetical A		$ 4.15
Class T	1.03%
Actual		$ 5.51
Hypothetical A		$ 5.22
Class B	1.58%
Actual		$ 8.44
Hypothetical A		$ 7.99
Class C	1.58%
Actual		$ 8.44
Hypothetical A		$ 7.99
Institutional Class	.49%
Actual		$ 2.62
Hypothetical A		$ 2.48

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	12.8	11.3
eBay, Inc.	8.3	9.5
UnitedHealth Group, Inc.	5.2	5.2
Schlumberger Ltd. (NY Shares)	3.6	0.5
Apple Computer, Inc.	2.9	3.3
Valero Energy Corp.	2.5	0.4
Cognizant Technology Solutions Corp. Class A	2.5	1.0
Research In Motion Ltd.	2.5	2.5
QUALCOMM, Inc.	2.0	1.9
Celgene Corp.	1.8	1.2
	44.1
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.5	44.4
Energy	17.4	6.3
Health Care	14.1	18.4
Consumer Discretionary	10.2	14.8
Financials	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 100.3%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (0.3)% ***		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	15.4%	** Foreign investments	9.3%

*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.2%
Automobiles - 0.1%
Renault SA	37,900	$ 4,542
Hotels, Restaurants & Leisure - 3.4%
Las Vegas Sands Corp. (a)	529,000	48,435
Wynn Resorts Ltd. (d)	604,000	53,061
		101,496
Household Durables - 0.2%
Whirlpool Corp.	63,400	5,408
Internet & Catalog Retail - 0.0%
Submarino SA	17,100	502
Media - 1.3%
Comcast Corp. Class A	168,600	6,822
Omnicom Group, Inc.	27,900	2,850
The Walt Disney Co.	835,200	27,603
Time Warner, Inc.	113,800	2,292
XM Satellite Radio Holdings, Inc. Class A (a)	84,000	1,213
		40,780
Multiline Retail - 1.4%
Federated Department Stores, Inc.	239,400	10,076
Sears Holdings Corp. (a)	182,800	31,336
		41,412
Specialty Retail - 3.2%
Best Buy Co., Inc.	193,200	10,620
Circuit City Stores, Inc.	909,500	22,701
Gamestop Corp. Class B (a)	113,400	6,221
J. Crew Group, Inc.	7,100	279
Staples, Inc.	629,600	16,036
Urban Outfitters, Inc. (a)	209,400	4,665
Zumiez, Inc. (a)(d)	1,157,493	35,547
		96,069
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	147,000	6,352
Under Armour, Inc. Class A (sub. vtg.)	243,300	11,416
		17,768
TOTAL CONSUMER DISCRETIONARY		307,977
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
CVS Corp.	609,000	$ 17,521
Wal-Mart Stores, Inc.	84,300	3,886
		21,407
ENERGY - 17.4%
Energy Equipment & Services - 10.0%
Baker Hughes, Inc.	220,200	16,169
BJ Services Co.	21,000	709
Diamond Offshore Drilling, Inc.	270,300	20,981
GlobalSantaFe Corp.	353,400	21,204
Grant Prideco, Inc. (a)	589,800	25,845
Halliburton Co.	585,900	19,768
National Oilwell Varco, Inc. (a)	392,640	26,114
Noble Corp.	189,900	14,670
Pride International, Inc. (a)	421,900	13,623
Schlumberger Ltd. (NY Shares)	1,580,000	108,198
Transocean, Inc. (a)	203,000	15,824
Weatherford International Ltd. (a)	379,400	17,039
		300,144
Oil, Gas & Consumable Fuels - 7.4%
Anadarko Petroleum Corp.	126,600	6,249
Cabot Oil & Gas Corp.	42,200	2,622
Chesapeake Energy Corp.	84,400	2,872
Devon Energy Corp.	274,000	20,103
EOG Resources, Inc.	210,700	14,861
Exxon Mobil Corp.	89,800	6,898
Hess Corp.	168,700	8,481
Noble Energy, Inc.	84,300	4,510
Occidental Petroleum Corp.	126,600	6,373
Peabody Energy Corp.	424,199	19,517
Petroplus Holdings AG (a)	37,130	2,167
Ultra Petroleum Corp. (a)	978,200	52,725
Valero Energy Corp.	1,392,800	76,701
		224,079
TOTAL ENERGY		524,223
FINANCIALS - 7.9%
Capital Markets - 3.7%
Ashmore Group plc	4,479,700	19,701
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
E*TRADE Financial Corp.	676,400	$ 16,281
Goldman Sachs Group, Inc.	14,100	2,747
Lazard Ltd. Class A	268,800	12,209
Merrill Lynch & Co., Inc.	338,000	29,551
Morgan Stanley	147,500	11,234
optionsXpress Holdings, Inc.	63,000	1,816
TD Ameritrade Holding Corp.	999,590	17,553
		111,092
Commercial Banks - 0.6%
ICICI Bank Ltd. sponsored ADR	278,200	10,825
Mizuho Financial Group, Inc.	212	1,560
Standard Chartered PLC (United Kingdom)	190,833	5,472
Sumitomo Mitsui Financial Group, Inc.	170	1,791
		19,648
Consumer Finance - 0.1%
Capital One Financial Corp.	21,100	1,643
Diversified Financial Services - 3.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	37,800	20,246
IntercontinentalExchange, Inc.	245,750	24,145
Moody's Corp.	667,600	46,385
NETeller PLC (a)	1,436,852	4,222
The NASDAQ Stock Market, Inc. (a)	78,464	3,150
		98,148
Insurance - 0.1%
ACE Ltd.	63,970	3,636
Real Estate Management & Development - 0.1%
Shimao Property Holdings Ltd.	1,686,000	2,779
TOTAL FINANCIALS		236,946
HEALTH CARE - 14.1%
Biotechnology - 4.6%
Amgen, Inc. (a)	219,300	15,570
Celgene Corp. (a)	963,600	53,701
Genentech, Inc. (a)	525,000	42,919
Gilead Sciences, Inc. (a)	332,600	21,925
Vertex Pharmaceuticals, Inc. (a)	97,200	4,306
		138,421
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.6%
Advanced Medical Optics, Inc. (a)	134,000	$ 4,691
Alcon, Inc.	25,200	2,762
C.R. Bard, Inc.	60,000	4,937
Intuitive Surgical, Inc. (a)	21,000	2,134
Inverness Medical Innovations, Inc. (a)	101,800	3,971
		18,495
Health Care Providers & Services - 5.9%
Brookdale Senior Living, Inc.	126,600	5,779
Humana, Inc. (a)	159,500	8,629
Nighthawk Radiology Holdings, Inc.	90,700	1,971
Omnicare, Inc.	92,400	3,667
UnitedHealth Group, Inc.	3,213,257	157,707
		177,753
Health Care Technology - 0.2%
Cerner Corp. (a)	104,900	5,043
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	423,700	3,652
Pharmaceuticals - 2.7%
Allergan, Inc.	368,700	42,983
Merck & Co., Inc.	673,700	29,986
Sepracor, Inc. (a)	157,000	8,762
		81,731
TOTAL HEALTH CARE		425,095
INDUSTRIALS - 2.4%
Airlines - 0.5%
AirTran Holdings, Inc. (a)	147,500	1,833
AMR Corp. (a)	136,600	4,366
Republic Airways Holdings, Inc. (a)	122,300	2,112
Ryanair Holdings PLC sponsored ADR (a)	33,200	2,543
US Airways Group, Inc. (a)	63,200	3,587
		14,441
Construction & Engineering - 1.4%
Fluor Corp.	485,800	42,303
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	232,400	3,783
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.2%
General Electric Co.	176,650	$ 6,232
Machinery - 0.2%
Deere & Co.	63,400	6,086
Joy Global, Inc.	26,600	1,168
		7,254
TOTAL INDUSTRIALS		74,013
INFORMATION TECHNOLOGY - 41.5%
Communications Equipment - 6.2%
Ciena Corp. (a)	168,000	4,224
Cisco Systems, Inc. (a)	251,800	6,768
F5 Networks, Inc. (a)	162,000	12,119
Juniper Networks, Inc. (a)	420,700	8,957
Motorola, Inc.	891,820	19,772
QUALCOMM, Inc.	1,613,000	59,020
Research In Motion Ltd. (a)	542,930	75,375
		186,235
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	964,300	88,407
Dell, Inc. (a)	168,000	4,576
Hewlett-Packard Co.	84,400	3,330
Network Appliance, Inc. (a)	234,800	9,207
Rackable Systems, Inc. (a)	85,000	3,027
		108,547
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (d)	3,300	123
Internet Software & Services - 21.3%
Akamai Technologies, Inc. (a)	42,000	2,053
eBay, Inc. (a)(d)	7,745,903	250,580
Google, Inc. Class A (sub. vtg.) (a)	798,600	387,260
NHN Corp.	2,532	287
Yahoo! Japan Corp.	1,278	503
Yahoo!, Inc. (a)	132,100	3,565
		644,248
IT Services - 6.0%
Cognizant Technology Solutions Corp. Class A (a)	931,874	76,004
First Data Corp.	506,800	12,797
Fiserv, Inc. (a)	42,000	2,147
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Infosys Technologies Ltd. sponsored ADR	248,600	$ 13,308
Paychex, Inc.	1,061,920	41,850
Satyam Computer Services Ltd. sponsored ADR	422,600	9,868
SRA International, Inc. Class A (a)	119,810	3,496
Western Union Co. (a)	935,200	21,323
		180,793
Semiconductors & Semiconductor Equipment - 3.3%
Broadcom Corp. Class A (a)	252,850	8,301
Intel Corp.	2,347,100	50,111
Linear Technology Corp.	105,700	3,397
Marvell Technology Group Ltd. (a)	1,594,600	32,913
Silicon On Insulator Technologies SA (SOITEC) (a)	168,900	5,663
		100,385
Software - 1.1%
Activision, Inc. (a)	392,433	6,691
Autodesk, Inc. (a)	50,602	2,084
Electronic Arts, Inc. (a)	105,600	5,898
Microsoft Corp.	21,100	619
Nintendo Co. Ltd.	50,400	12,013
Opnet Technologies, Inc. (a)	84,500	1,363
Salesforce.com, Inc. (a)	97,200	3,791
		32,459
TOTAL INFORMATION TECHNOLOGY		1,252,790
MATERIALS - 2.9%
Chemicals - 0.2%
Monsanto Co.	114,800	5,518
Metals & Mining - 2.7%
Allegheny Technologies, Inc.	63,300	5,675
Carpenter Technology Corp.	75,600	8,075
Central African Mining & Exploration Co. PLC (a)	42,200	47
Mittal Steel Co. NV Class A (NY Shares)	718,200	29,597
Newmont Mining Corp.	84,400	3,959
Phelps Dodge Corp.	210,700	25,916
Titanium Metals Corp.	233,400	7,462
		80,731
TOTAL MATERIALS		86,249
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	1,216,200	$ 41,241
BellSouth Corp.	864,000	38,526
		79,767
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	168,100	6,366
Bharti Airtel Ltd. (a)	747,858	10,937
		17,303
TOTAL TELECOMMUNICATION SERVICES		97,070
TOTAL COMMON STOCKS (Cost $2,657,428)		3,025,770
Money Market Funds - 1.5%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $44,170)	44,170,025	44,170
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $2,701,598)		3,069,940
NET OTHER ASSETS - (1.8)%		(53,185)
NET ASSETS - 100%		$ 3,016,755
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,460
Fidelity Securities Lending Cash Central Fund	775
Total	$ 2,235
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.6%
Canada	4.2%
Netherlands Antilles	3.6%
Bermuda	1.5%
India	1.5%
Cayman Islands	1.4%
Netherlands	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	1.2%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $462,417,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $44,064) - See accompanying schedule: Unaffiliated issuers (cost $2,657,428)	$ 3,025,770
Fidelity Central Funds (cost $44,170)	44,170
Total Investments (cost $2,701,598)		$ 3,069,940
Cash		28
Receivable for investments sold		6,666
Receivable for fund shares sold		1,063
Dividends receivable		4,538
Interest receivable		6
Other receivables		304
Total assets		3,082,545

Liabilities
Payable for investments purchased	$ 1,953
Payable for fund shares redeemed	9,696
Accrued management fee	675
Distribution fees payable	1,187
Notes payable to affiliates	6,511
Other affiliated payables	991
Other payables and accrued expenses	607
Collateral on securities loaned, at value	44,170
Total liabilities		65,790

Net Assets		$ 3,016,755
Net Assets consist of:
Paid in capital		$ 3,118,442
Accumulated net investment loss		(173)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(469,307)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		367,793
Net Assets		$ 3,016,755
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,831 ÷ 11,828 shares)	$ 35.07

Maximum offering price per share (100/94.25 of $35.07)	$ 37.21
Class T: Net Asset Value and redemption price per share ($2,285,838 ÷ 64,258 shares)	$ 35.57

Maximum offering price per share (100/96.50 of $35.57)	$ 36.86
Class B: Net Asset Value and offering price per share ($121,124 ÷ 3,551 shares)A	$ 34.11

Class C: Net Asset Value and offering price per share ($78,270 ÷ 2,283 shares)A	$ 34.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($116,692 ÷ 3,263 shares)	$ 35.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 16,010
Special dividends		6,437
Interest		33
Income from Fidelity Central Funds		2,235
Total income		24,715

Expenses
Management fee Basic fee	$ 18,387
Performance adjustment	(6,702)
Transfer agent fees	8,441
Distribution fees	15,918
Accounting and security lending fees	986
Custodian fees and expenses	113
Independent trustees' compensation	12
Appreciation in deferred trustee compensation account	3
Registration fees	77
Audit	67
Legal	61
Interest	83
Miscellaneous	(299)
Total expenses before reductions	37,147
Expense reductions	(361)	36,786
Net investment income (loss)		(12,071)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4)	281,571
Foreign currency transactions	(45)
Futures contracts	2,151
Total net realized gain (loss)		283,677
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $547)	(69,012)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(69,014)
Net gain (loss)		214,663
Net increase (decrease) in net assets resulting from operations		$ 202,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,071)	$ 3,746
Net realized gain (loss)	283,677	555,497
Change in net unrealized appreciation (depreciation)	(69,014)	(93,208)
Net increase (decrease) in net assets resulting from operations	202,592	466,035
Distributions to shareholders from net investment income	(2,464)	(15,004)
Share transactions - net increase (decrease)	(1,222,511)	(1,343,793)
Total increase (decrease) in net assets	(1,022,383)	(892,762)

Net Assets
Beginning of period	4,039,138	4,931,900
End of period (including accumulated net investment loss of $173 and undistributed net investment income of $2,019, respectively)	$ 3,016,755	$ 4,039,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 32.68	$ 29.33	$ 27.09	$ 23.61	$ 28.39
Income from Investment Operations
Net investment income (loss) C	(.07) F	.08	.12 G	.10	.14
Net realized and unrealized gain (loss)	2.55	3.45	2.20	3.55	(4.66)
Total from investment operations	2.48	3.53	2.32	3.65	(4.52)
Distributions from net investment income	(.09)	(.18)	(.08)	(.17)	(.26)
Net asset value, end of period	$ 35.07	$ 32.68	$ 29.33	$ 27.09	$ 23.61
Total Return A, B	7.60%	12.10%	8.59%	15.61%	(16.06)%
Ratios to Average Net Assets D, H
Expenses before reductions	.98%	1.12%	1.15%	1.00%	.77%
Expenses net of fee waivers, if any	.98%	1.12%	1.15%	1.00%	.77%
Expenses net of all reductions	.97%	1.07%	1.13%	.96%	.73%
Net investment income (loss)	(.21)% F	.25%	.44%	.41%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 415	$ 365	$ 270	$ 219	$ 202
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.11	$ 29.67	$ 27.40	$ 23.85	$ 28.64
Income from Investment Operations
Net investment income (loss) C	(.12) F	.04	.09 G	.07	.11
Net realized and unrealized gain (loss)	2.59	3.49	2.22	3.60	(4.71)
Total from investment operations	2.47	3.53	2.31	3.67	(4.60)
Distributions from net investment income	(.01)	(.09)	(.04)	(.12)	(.19)
Net asset value, end of period	$ 35.57	$ 33.11	$ 29.67	$ 27.40	$ 23.85
Total Return A, B	7.45%	11.93%	8.44%	15.50%	(16.16)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.25%	1.29%	1.12%	.90%
Expenses net of fee waivers, if any	1.14%	1.25%	1.29%	1.12%	.90%
Expenses net of all reductions	1.13%	1.20%	1.26%	1.09%	.86%
Net investment income (loss)	(.36)% F	.12%	.31%	.28%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 2,286	$ 3,132	$ 3,786	$ 4,578	$ 4,878
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 31.93	$ 28.70	$ 26.65	$ 23.24	$ 27.91
Income from Investment Operations
Net investment income (loss) C	(.31) F	(.15)	(.11) G	(.10)	(.06)
Net realized and unrealized gain (loss)	2.49	3.38	2.16	3.51	(4.61)
Total from investment operations	2.18	3.23	2.05	3.41	(4.67)
Net asset value, end of period	$ 34.11	$ 31.93	$ 28.70	$ 26.65	$ 23.24
Total Return A, B	6.83%	11.25%	7.69%	14.67%	(16.73)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.76%	1.86%	1.98%	1.81%	1.57%
Expenses net of fee waivers, if any	1.76%	1.86%	1.98%	1.81%	1.57%
Expenses net of all reductions	1.75%	1.81%	1.96%	1.77%	1.53%
Net investment income (loss)	(.98)% F	(.50)%	(.39)%	(.41)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 271	$ 451	$ 582	$ 598
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 32.09	$ 28.85	$ 26.75	$ 23.32	$ 27.99
Income from Investment Operations
Net investment income (loss) C	(.30) F	(.15)	(.09) G	(.09)	(.05)
Net realized and unrealized gain (loss)	2.49	3.39	2.19	3.52	(4.62)
Total from investment operations	2.19	3.24	2.10	3.43	(4.67)
Net asset value, end of period	$ 34.28	$ 32.09	$ 28.85	$ 26.75	$ 23.32
Total Return A, B	6.82%	11.23%	7.85%	14.71%	(16.68)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.74%	1.86%	1.93%	1.77%	1.53%
Expenses net of fee waivers, if any	1.74%	1.86%	1.93%	1.77%	1.53%
Expenses net of all reductions	1.73%	1.81%	1.90%	1.74%	1.49%
Net investment income (loss)	(.97)% F	(.49)%	(.33)%	(.37)%	(.20)%
Supplemental Data
Net assets, end of period (in millions)	$ 78	$ 94	$ 114	$ 131	$ 142
Portfolio turnover rate E	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.23	$ 29.78	$ 27.51	$ 24.00	$ 28.87
Income from Investment Operations
Net investment income (loss) B	.05 E	.19	.24 F	.21	.25
Net realized and unrealized gain (loss)	2.63	3.50	2.23	3.59	(4.73)
Total from investment operations	2.68	3.69	2.47	3.80	(4.48)
Distributions from net investment income	(.15)	(.24)	(.20)	(.29)	(.39)
Net asset value, end of period	$ 35.76	$ 33.23	$ 29.78	$ 27.51	$ 24.00
Total Return A	8.10%	12.48%	9.03%	16.10%	(15.71)%
Ratios to Average Net Assets C, G
Expenses before reductions	.62%	.76%	.75%	.57%	.38%
Expenses net of fee waivers, if any	.62%	.76%	.75%	.57%	.38%
Expenses net of all reductions	.61%	.71%	.73%	.54%	.34%
Net investment income (loss)	.16% E	.61%	.84%	.83%	.96%
Supplemental Data
Net assets, end of period (in millions)	$ 117	$ 177	$ 311	$ 309	$ 155
Portfolio turnover rate D	121%	110%	61%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 478,671
Unrealized depreciation	(117,667)
Net unrealized appreciation (depreciation)	361,004
Capital loss carryforward	(462,417)

Cost for federal income tax purposes	$ 2,708,936

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 2,464	$ 15,004

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,925,271 and $5,162,724, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 944	$ 14
Class T	.25%	.25%	12,342	188
Class B	.75%	.25%	1,811	1,360
Class C	.75%	.25%	821	26
			$ 15,918	$ 1,588

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	61
Class B*	189
Class C*	3
$ 286

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,336.35
Class T	5,927.24
Class B	616.34
Class C	286.35
Institutional Class	276.20
	$ 8,441

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,656	4.57%	$ 83

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $775.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $298 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	35
Class B	6
Class C	2
Institutional Class	11
$ 63

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 1,000	$ 1,650
Class T	658	11,396
Institutional Class	806	1,958
Total	$ 2,464	$ 15,004

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	4,523	5,468	$ 144,892	$ 164,125
Reinvestment of distributions	29	53	943	1,574
Shares redeemed	(3,897)	(3,539)	(125,047)	(106,318)
Net increase (decrease)	655	1,982	$ 20,788	$ 59,381
Class T
Shares sold	5,324	7,307	$ 174,340	$ 221,916
Reinvestment of distributions	19	362	626	10,848
Shares redeemed	(35,688)	(40,683)	(1,171,178)	(1,237,740)
Net increase (decrease)	(30,345)	(33,014)	$ (996,212)	$ (1,004,976)
Class B
Shares sold	213	281	$ 6,714	$ 8,121
Shares redeemed	(5,145)	(7,505)	(161,188)	(220,313)
Net increase (decrease)	(4,932)	(7,224)	$ (154,474)	$ (212,192)
Class C
Shares sold	173	208	$ 5,483	$ 6,149
Shares redeemed	(832)	(1,218)	(26,288)	(35,994)
Net increase (decrease)	(659)	(1,010)	$ (20,805)	$ (29,845)
Institutional Class
Shares sold	2,790	1,161	$ 91,003	$ 35,184
Reinvestment of distributions	22	56	734	1,676
Shares redeemed	(4,868)	(6,347)	(163,545)	(193,021)
Net increase (decrease)	(2,056)	(5,130)	$ (71,808)	$ (156,161)

11. Litigation.

In October 2002, a lawsuit was commenced against Fidelity Advisor Growth Opportunities Fund and numerous other defendants as a defendants' class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleged that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning's petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate sought to recover those dividends. During this period, Fidelity Advisor Growth Opportunities Fund received dividends in the amount of $1,279. This lawsuit was dismissed on November 7, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Growth Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

John Porter (39)

Year of Election or Appointment: 2005
Vice President of Advisor Growth Opportunities. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter worked as a research analyst and portfolio manager. Mr. Porter also serves as Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed in December 2005 as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on May 18, 2006, after the periods shown in the chart above, it had approved an amended management contract for the fund that, if approved by shareholders, will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index to the Russell 1000 Growth Index.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

GOI-UANN-0107
1.786690.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.21%	3.38%	5.78%
Class T (incl. 3.50% sales charge)	8.50%	3.70%	5.91%
Class B (incl. contingent deferred sales charge) A	6.81%	3.48%	5.92%
Class C (incl. contingent deferred sales charge) B	10.84%	3.83%	5.65%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Large Cap Fund - Class A, T, B, and C
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 12.69%, 12.43%, 11.81% and 11.84%, respectively (excluding sales charges), trailing the S&P 500®. Market selection was the primary factor in the fund's underperformance of the index, most notably an overweighting in technology and unfavorable industry positioning within financials. Stock selection in the energy sector also detracted, as I emphasized oil field services companies and underweighted the large integrated firms that outperformed, such as Exxon Mobil. The single biggest detractor was Apollo Group, a leading provider of online educational programs, whose stock price fell on disappointing earnings after a new management team changed the company's business model. Overweighted positions in online auctioneer eBay and General Electric also proved to be drags on the fund's results, while the lack of exposure to networking gear maker Cisco Systems hurt as well. The largest contributor was Canada's Research In Motion, developer of the BlackBerry messaging technology, whose stock price rose after the company resolved a patent dispute and introduced new products. Stock selection in health care also helped, led by investments in Inverness Medical Innovations, a company specializing in diagnostic products, and Cephalon, a biotechnology company. Some good picks within financials, including IntercontinentalExchange - an exchange for energy trading - contributed as well before I sold it.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,103.60	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.33
Class B
Actual	$ 1,000.00	$ 1,099.30	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,015.14	$ 10.00
Class C
Actual	$ 1,000.00	$ 1,098.90	$ 10.31
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Institutional Class
Actual	$ 1,000.00	$ 1,105.70	$ 4.59
HypotheticalA	$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.45%
Class B	1.98%
Class C	1.96%
Institutional Class	.87%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.1	7.5
Honeywell International, Inc.	4.1	4.0
American International Group, Inc.	3.4	3.4
Bank of America Corp.	2.6	2.9
Johnson & Johnson	2.4	3.7
Google, Inc. Class A (sub. vtg.)	2.2	2.0
JPMorgan Chase & Co.	2.1	3.0
AT&T, Inc.	1.8	1.0
Intel Corp.	1.6	1.3
Schlumberger Ltd. (NY Shares)	1.5	1.3
	28.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	22.3
Information Technology	18.1	16.5
Industrials	15.7	14.1
Health Care	15.3	17.6
Energy	10.8	10.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 98.4%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.7%	** Foreign investments	16.9%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.3%
Gentex Corp.	147,900	$ 2,450,703
Distributors - 0.1%
Li & Fung Ltd.	316,000	918,097
Diversified Consumer Services - 1.5%
Apollo Group, Inc. Class A (a)	289,140	11,215,741
New Oriental Education & Technology Group, Inc. Sponsored ADR	60,300	1,924,173
		13,139,914
Household Durables - 2.2%
D.R. Horton, Inc.	214,400	5,711,616
KB Home	47,700	2,465,613
M.D.C. Holdings, Inc.	65,326	3,732,074
Ryland Group, Inc.	60,900	3,212,475
Standard Pacific Corp.	167,772	4,305,030
		19,426,808
Media - 1.2%
R.H. Donnelley Corp.	28,900	1,791,800
Time Warner, Inc.	337,400	6,795,236
Viacom, Inc. Class B (non-vtg.) (a)	45,200	1,695,452
		10,282,488
Multiline Retail - 1.2%
Federated Department Stores, Inc.	78,500	3,304,065
Target Corp.	132,800	7,714,352
Tuesday Morning Corp.	4,900	86,240
		11,104,657
Specialty Retail - 3.0%
Best Buy Co., Inc. (d)	87,700	4,820,869
Home Depot, Inc.	310,100	11,774,497
Lowe's Companies, Inc.	39,800	1,200,368
Staples, Inc.	349,491	8,901,536
		26,697,270
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)	23,807	1,328,431
TOTAL CONSUMER DISCRETIONARY		85,348,368
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.5%
CVS Corp.	62,100	$ 1,786,617
Wal-Mart Stores, Inc.	252,300	11,631,030
		13,417,647
Food Products - 1.4%
Cadbury Schweppes PLC sponsored ADR	51,800	2,150,218
Nestle SA (Reg.)	29,475	10,401,205
		12,551,423
Household Products - 0.3%
Colgate-Palmolive Co.	40,700	2,647,535
Personal Products - 0.7%
Avon Products, Inc.	158,400	5,170,176
Bare Escentuals, Inc.	27,100	810,019
		5,980,195
TOTAL CONSUMER STAPLES		34,596,800
ENERGY - 10.8%
Energy Equipment & Services - 5.3%
Baker Hughes, Inc.	35,600	2,614,108
Diamond Offshore Drilling, Inc.	47,100	3,655,902
GlobalSantaFe Corp.	56,700	3,402,000
Halliburton Co.	272,500	9,194,150
National Oilwell Varco, Inc. (a)	86,600	5,759,766
Noble Corp.	60,126	4,644,734
Schlumberger Ltd. (NY Shares)	197,700	13,538,496
Smith International, Inc.	102,400	4,337,664
		47,146,820
Oil, Gas & Consumable Fuels - 5.5%
ConocoPhillips	187,300	12,605,290
Exxon Mobil Corp.	39,400	3,026,314
Forest Oil Corp. (a)	81,700	2,903,618
Occidental Petroleum Corp.	87,300	4,394,682
Peabody Energy Corp.	52,900	2,433,929
Plains Exploration & Production Co. (a)	65,400	3,079,032
Quicksilver Resources, Inc. (a)	100,600	4,256,386
Range Resources Corp.	140,800	4,377,472
Ultra Petroleum Corp. (a)	57,700	3,110,030
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	110,600	$ 6,090,742
XTO Energy, Inc.	47,000	2,378,200
		48,655,695
TOTAL ENERGY		95,802,515
FINANCIALS - 20.2%
Capital Markets - 3.1%
AP Alternative Assets, L.P. Restricted Depositary Units (e)	74,800	1,420,452
Investors Financial Services Corp.	180,476	7,177,531
KKR Private Equity Investors, LP	82,600	1,833,720
KKR Private Equity Investors, LP Restricted Depository Units (e)	62,300	1,383,060
Lazard Ltd. Class A	59,700	2,711,574
State Street Corp.	68,400	4,249,692
UBS AG (NY Shares)	141,700	8,533,174
		27,309,203
Commercial Banks - 3.1%
Erste Bank AG	56,526	4,117,594
HSBC Holdings PLC sponsored ADR (d)	56,836	5,285,748
Standard Chartered PLC (United Kingdom)	367,368	10,534,882
SunTrust Banks, Inc.	15,700	1,281,905
Turkiye Garanti Bankasi AS	264,000	875,309
Wachovia Corp.	98,800	5,353,972
		27,449,410
Consumer Finance - 0.9%
American Express Co.	65,600	3,852,032
Capital One Financial Corp.	46,500	3,621,420
		7,473,452
Diversified Financial Services - 4.7%
Bank of America Corp.	431,600	23,241,660
Citigroup, Inc.	1,700	84,303
JPMorgan Chase & Co.	403,821	18,688,836
		42,014,799
Insurance - 7.4%
ACE Ltd.	164,400	9,344,496
AFLAC, Inc.	54,800	2,418,872
American International Group, Inc.	427,287	30,046,822
Aspen Insurance Holdings Ltd.	49,400	1,331,330
Endurance Specialty Holdings Ltd.	171,571	6,439,060
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
IPC Holdings Ltd.	104,640	$ 3,264,768
Platinum Underwriters Holdings Ltd.	231,850	7,055,196
RenaissanceRe Holdings Ltd.	46,700	2,749,696
The Chubb Corp.	61,900	3,203,944
		65,854,184
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	100,500	3,991,860
Washington Mutual, Inc.	115,500	5,045,040
		9,036,900
TOTAL FINANCIALS		179,137,948
HEALTH CARE - 15.3%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	3,800	164,464
Alnylam Pharmaceuticals, Inc. (a)	150,100	3,222,647
Amgen, Inc. (a)	100,100	7,107,100
Celgene Corp. (a)	40,900	2,279,357
Cephalon, Inc. (a)(d)	52,735	3,947,742
Myriad Genetics, Inc. (a)	41,150	1,250,960
Vertex Pharmaceuticals, Inc. (a)	47,000	2,082,100
		20,054,370
Health Care Equipment & Supplies - 3.0%
Alcon, Inc.	29,700	3,255,714
Biosite, Inc. (a)	51,350	2,506,907
C.R. Bard, Inc.	43,300	3,563,157
Cooper Companies, Inc.	88,800	4,792,536
Hologic, Inc. (a)	65,600	3,281,968
Inverness Medical Innovations, Inc. (a)	227,000	8,855,270
NeuroMetrix, Inc. (a)	17,451	318,481
		26,574,033
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc.	50,500	2,305,325
Cardinal Health, Inc.	21,400	1,382,868
Healthways, Inc. (a)	10,500	482,685
Humana, Inc. (a)	51,800	2,802,380
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	52,200	$ 1,829,610
UnitedHealth Group, Inc.	260,700	12,795,156
		21,598,024
Health Care Technology - 0.2%
Cerner Corp. (a)	25,500	1,225,785
WebMD Health Corp. Class A (a)	3,146	114,923
		1,340,708
Life Sciences Tools & Services - 0.3%
Covance, Inc. (a)	31,900	1,909,853
Pharmaceutical Product Development, Inc.	28,200	890,838
		2,800,691
Pharmaceuticals - 7.1%
Allergan, Inc.	78,302	9,128,447
Elan Corp. PLC sponsored ADR (a)	57,000	824,790
Johnson & Johnson	326,000	21,486,660
Merck & Co., Inc.	256,772	11,428,922
Novartis AG sponsored ADR	81,200	4,742,892
Pfizer, Inc.	41,700	1,146,333
Roche Holding AG (participation certificate)	25,391	4,585,928
Teva Pharmaceutical Industries Ltd. sponsored ADR	55,900	1,792,154
Wyeth	167,500	8,086,900
		63,223,026
TOTAL HEALTH CARE		135,590,852
INDUSTRIALS - 15.7%
Aerospace & Defense - 4.7%
Armor Holdings, Inc. (a)	31,100	1,758,705
Goodrich Corp.	77,900	3,505,500
Honeywell International, Inc.	844,600	36,300,908
		41,565,113
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	49,500	2,178,000
United Parcel Service, Inc. Class B	127,100	9,903,632
UTI Worldwide, Inc.	51,900	1,546,620
		13,628,252
Commercial Services & Supplies - 0.4%
Robert Half International, Inc.	94,100	3,631,319
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
ABB Ltd. sponsored ADR	89,300	$ 1,453,804
SolarWorld AG	26,900	1,642,127
Vestas Wind Systems AS (a)	32,400	1,250,360
		4,346,291
Industrial Conglomerates - 7.6%
General Electric Co.	1,781,200	62,840,730
Siemens AG sponsored ADR	24,400	2,328,980
Tyco International Ltd.	69,500	2,105,155
		67,274,865
Machinery - 0.7%
Illinois Tool Works, Inc.	98,200	4,635,040
Oshkosh Truck Co.	32,500	1,560,325
		6,195,365
Road & Rail - 0.3%
Hertz Global Holdings, Inc.	166,400	2,662,400
TOTAL INDUSTRIALS		139,303,605
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.5%
Alcatel SA sponsored ADR	130,300	1,730,384
Cisco Systems, Inc. (a)	33,600	903,168
Juniper Networks, Inc. (a)	195,600	4,164,324
Motorola, Inc.	103,500	2,294,595
Redback Networks, Inc. (a)	28,801	423,951
Research In Motion Ltd. (a)	28,700	3,984,421
		13,500,843
Computers & Peripherals - 3.7%
Apple Computer, Inc. (a)	75,000	6,876,000
Dell, Inc. (a)	308,198	8,395,314
EMC Corp. (a)	676,100	8,863,671
Hewlett-Packard Co.	42,400	1,673,104
International Business Machines Corp.	45,400	4,173,168
NCR Corp. (a)	55,000	2,360,050
		32,341,307
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	114,500	3,645,680
Arrow Electronics, Inc. (a)	24,700	784,472
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Jabil Circuit, Inc.	68,600	$ 1,945,496
Molex, Inc.	70,400	2,252,800
		8,628,448
Internet Software & Services - 4.1%
eBay, Inc. (a)	406,703	13,156,842
Google, Inc. Class A (sub. vtg.) (a)	40,650	19,711,998
ValueClick, Inc. (a)	62,300	1,549,401
Yahoo!, Inc. (a)	58,500	1,578,915
		35,997,156
IT Services - 1.1%
First Data Corp.	181,200	4,575,300
Western Union Co. (a)	240,500	5,483,400
		10,058,700
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp. (a)	68,700	1,366,443
ARM Holdings PLC sponsored ADR	468,900	3,329,190
Broadcom Corp. Class A (a)	60,513	1,986,642
Cree, Inc. (a)	70,200	1,389,258
CSR PLC (a)	134,880	1,760,308
Cymer, Inc. (a)	31,800	1,502,550
FormFactor, Inc. (a)	56,100	2,095,896
Intel Corp.	650,694	13,892,317
Intersil Corp. Class A	35,200	871,904
Linear Technology Corp.	72,900	2,343,006
Marvell Technology Group Ltd. (a)	254,500	5,252,880
Maxim Integrated Products, Inc.	158,900	5,002,172
National Semiconductor Corp.	125,700	3,040,683
Qimonda AG Sponsored ADR	76,700	1,445,795
		45,279,044
Software - 1.6%
Microsoft Corp.	349,838	10,260,749
Nintendo Co. Ltd.	15,700	3,742,292
Nintendo Co. Ltd. ADR	13,000	390,650
		14,393,691
TOTAL INFORMATION TECHNOLOGY		160,199,189
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 1.7%
Chemicals - 0.7%
Celanese Corp. Class A	106,870	$ 2,351,140
Monsanto Co.	43,949	2,112,628
Praxair, Inc.	27,500	1,716,000
		6,179,768
Metals & Mining - 1.0%
Alcoa, Inc.	99,500	3,101,415
Mittal Steel Co. NV Class A (NY Shares)	98,300	4,050,943
Reliance Steel & Aluminum Co.	37,900	1,458,771
		8,611,129
TOTAL MATERIALS		14,790,897
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	470,200	15,944,482
Qwest Communications International, Inc. (a)	433,100	3,330,539
		19,275,021
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	108,800	4,120,256
Sprint Nextel Corp.	83,500	1,629,085
		5,749,341
TOTAL TELECOMMUNICATION SERVICES		25,024,362
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	124,800	2,916,576
TOTAL COMMON STOCKS (Cost $785,825,816)		872,711,112
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	14,389,765	$ 14,389,765
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	7,410,158	7,410,158
TOTAL MONEY MARKET FUNDS (Cost $21,799,923)		21,799,923
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $807,625,739)		894,511,035
NET OTHER ASSETS - (0.8)%		(7,495,367)
NET ASSETS - 100%		$ 887,015,668
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,803,512 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 377,405
Fidelity Securities Lending Cash Central Fund	114,810
Total	$ 492,215
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.3%
Switzerland	3.9%
Bermuda	3.2%
United Kingdom	3.1%
Cayman Islands	2.1%
Netherlands Antilles	1.5%
Others (individually less than 1%)	3.9%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $6,139,877 of which $4,753,047 and $1,386,830 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $7,214,583) - See accompanying schedule: Unaffiliated issuers (cost $785,825,816)	$ 872,711,112
Fidelity Central Funds (cost $21,799,923)	21,799,923
Total Investments (cost $807,625,739)		$ 894,511,035
Cash		882,558
Foreign currency held at value (cost $192)		193
Receivable for investments sold		5,366,137
Receivable for fund shares sold		4,532,654
Dividends receivable		1,349,757
Interest receivable		72,734
Other receivables		7,344
Total assets		906,722,412

Liabilities
Payable for investments purchased	$ 10,073,036
Payable for fund shares redeemed	1,366,543
Accrued management fee	405,805
Distribution fees payable	178,387
Other affiliated payables	222,504
Other payables and accrued expenses	50,311
Collateral on securities loaned, at value	7,410,158
Total liabilities		19,706,744

Net Assets		$ 887,015,668
Net Assets consist of:
Paid in capital		$ 808,165,186
Undistributed net investment income		2,207,013
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,242,138)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,885,607
Net Assets		$ 887,015,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($111,666,522 ÷ 5,987,091 shares)	$ 18.65

Maximum offering price per share (100/94.25 of $18.65)	$ 19.79
Class T: Net Asset Value and redemption price per share ($152,144,552 ÷ 8,208,111 shares)	$ 18.54

Maximum offering price per share (100/96.50 of $18.54)	$ 19.21
Class B: Net Asset Value and offering price per share ($69,399,399 ÷ 3,918,540 shares)A	$ 17.71

Class C: Net Asset Value and offering price per share ($44,192,706 ÷ 2,500,423 shares)A	$ 17.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($509,612,489 ÷ 26,486,141 shares)	$ 19.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 11,895,218
Interest		615
Income from Fidelity Central Funds		492,215
Total income		12,388,048

Expenses
Management fee	$ 4,713,626
Transfer agent fees	2,296,289
Distribution fees	2,377,962
Accounting and security lending fees	305,341
Custodian fees and expenses	119,805
Independent trustees' compensation	3,195
Registration fees	81,173
Audit	53,132
Legal	15,684
Interest	1,512
Miscellaneous	(23,930)
Total expenses before reductions	9,943,789
Expense reductions	(117,285)	9,826,504
Net investment income (loss)		2,561,544
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,764)	58,056,772
Foreign currency transactions	(1,689)
Total net realized gain (loss)		58,055,083
Change in net unrealized appreciation (depreciation) on: Investment securities	46,089,620
Assets and liabilities in foreign currencies	44
Total change in net unrealized appreciation (depreciation)		46,089,664
Net gain (loss)		104,144,747
Net increase (decrease) in net assets resulting from operations		$ 106,706,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,561,544	$ 560,339
Net realized gain (loss)	58,055,083	118,831,608
Change in net unrealized appreciation (depreciation)	46,089,664	(8,800,624)
Net increase (decrease) in net assets resulting from operations	106,706,291	110,591,323
Distributions to shareholders from net investment income	(467,846)	(3,237,779)
Distributions to shareholders from net realized gain	-	(408,189)
Total distributions	(467,846)	(3,645,968)
Share transactions - net increase (decrease)	(101,445,197)	54,279,817
Total increase (decrease) in net assets	4,793,248	161,225,172

Net Assets
Beginning of period	882,222,420	720,997,248
End of period (including undistributed net investment income of $2,207,013 and undistributed net investment income of $205,393, respectively)	$ 887,015,668	$ 882,222,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 14.59	$ 13.64	$ 12.22	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.05	.01	.07 F	.01	- H
Net realized and unrealized gain (loss)	2.05	2.04	.88	1.41	(2.76)
Total from investment operations	2.10	2.05	.95	1.42	(2.76)
Distributions from net investment income	-	(.08)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	-	(.09)	-	-	-
Net asset value, end of period	$ 18.65	$ 16.55	$ 14.59	$ 13.64	$ 12.22
Total Return A, B	12.69%	14.13%	6.96%	11.62%	(18.42)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.22%	1.25%	1.27%	1.31%	1.30%
Expenses net of fee waivers, if any	1.22%	1.25%	1.27%	1.31%	1.30%
Expenses net of all reductions	1.20%	1.19%	1.25%	1.25%	1.25%
Net investment income (loss)	.29%	.07%	.47%	.05%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,667	$ 76,059	$ 53,531	$ 45,003	$ 35,707
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 14.51	$ 13.59	$ 12.19	$ 14.97
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.05 F	(.01)	(.02)
Net realized and unrealized gain (loss)	2.03	2.04	.87	1.41	(2.76)
Total from investment operations	2.05	2.03	.92	1.40	(2.78)
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	-	(.05)	-	-	-
Net asset value, end of period	$ 18.54	$ 16.49	$ 14.51	$ 13.59	$ 12.19
Total Return A, B	12.43%	14.03%	6.77%	11.48%	(18.57)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.41%	1.40%	1.41%	1.45%	1.44%
Expenses net of fee waivers, if any	1.41%	1.40%	1.41%	1.45%	1.44%
Expenses net of all reductions	1.40%	1.34%	1.39%	1.40%	1.39%
Net investment income (loss)	.09%	(.08)%	.33%	(.10)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,145	$ 286,738	$ 276,257	$ 274,805	$ 232,814
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 13.98	$ 13.17	$ 11.89	$ 14.68
Income from Investment Operations
Net investment income (loss) C	(.08)	(.10)	(.04) F	(.08)	(.10)
Net realized and unrealized gain (loss)	1.95	1.96	.85	1.36	(2.69)
Total from investment operations	1.87	1.86	.81	1.28	(2.79)
Net asset value, end of period	$ 17.71	$ 15.84	$ 13.98	$ 13.17	$ 11.89
Total Return A, B	11.81%	13.30%	6.15%	10.77%	(19.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.99%	2.00%	2.11%	2.12%	2.08%
Expenses net of fee waivers, if any	1.99%	1.99%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.93%	2.03%	2.00%	1.99%
Net investment income (loss)	(.48)%	(.67)%	(.31)%	(.70)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,399	$ 77,731	$ 83,728	$ 88,320	$ 84,325
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.80	$ 13.95	$ 13.14	$ 11.86	$ 14.64
Income from Investment Operations
Net investment income (loss) C	(.08)	(.10)	(.04) F	(.08)	(.09)
Net realized and unrealized gain (loss)	1.95	1.95	.85	1.36	(2.69)
Total from investment operations	1.87	1.85	.81	1.28	(2.78)
Net asset value, end of period	$ 17.67	$ 15.80	$ 13.95	$ 13.14	$ 11.86
Total Return A, B	11.84%	13.26%	6.16%	10.79%	(18.99)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	1.99%	2.02%	2.03%	2.02%
Expenses net of fee waivers, if any	1.97%	1.99%	2.02%	2.03%	2.02%
Expenses net of all reductions	1.96%	1.94%	2.00%	1.98%	1.96%
Net investment income (loss)	(.47)%	(.68)%	(.28)%	(.68)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,193	$ 42,084	$ 39,969	$ 40,426	$ 36,307
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.04	$ 15.00	$ 13.97	$ 12.47	$ 15.22
Income from Investment Operations
Net investment income (loss) B	.11	.07	.12 E	.06	.06
Net realized and unrealized gain (loss)	2.11	2.10	.91	1.44	(2.81)
Total from investment operations	2.22	2.17	1.03	1.50	(2.75)
Distributions from net investment income	(.02)	(.12)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.02)	(.13)	-	-	-
Net asset value, end of period	$ 19.24	$ 17.04	$ 15.00	$ 13.97	$ 12.47
Total Return A	13.04%	14.58%	7.37%	12.03%	(18.07)%
Ratios to Average Net Assets C,F
Expenses before reductions	.88%	.87%	.93%	.89%	.88%
Expenses net of fee waivers, if any	.88%	.87%	.93%	.89%	.88%
Expenses net of all reductions	.86%	.82%	.91%	.84%	.82%
Net investment income (loss)	.63%	.44%	.81%	.46%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 509,612	$ 399,610	$ 267,512	$ 144,877	$ 73,313
Portfolio turnover rate D	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Fund estimates the components of distributions

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, redemptions in kind, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 103,398,745
Unrealized depreciation	(20,608,670)
Net unrealized appreciation (depreciation)	82,790,075
Undistributed ordinary income	2,200,480
Capital loss carryforward	(6,139,877)

Cost for federal income tax purposes	$ 811,720,960

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 467,846	$ 3,645,968

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $759,722,286 and $727,722,519, respectively.

Securities delivered on an in-kind basis aggregated $141,639,008. Realized gain (loss) of $16,721,651 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the Fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 239,072	$ 4,868
Class T	.25%	.25%	995,426	16,555
Class B	.75%	.25%	718,723	539,190
Class C	.75%	.25%	424,741	53,291
			$ 2,377,962	$ 613,904

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 68,831
Class T	26,559
Class B*	103,469
Class C*	3,617
$ 202,476

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 320,914.34
Class T	544,517.28
Class B	251,831.35
Class C	143,867.34
Institutional Class	1,035,160.24
	$ 2,296,289

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,406 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,876,000	4.63%	$ 1,512

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,325 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $114,810.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108,228 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,544
Class B	296
Institutional Class	7,217
$ 9,057

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ -	$ 307,209
Class T	-	753,438
Institutional Class	467,846	2,177,132
Total	$ 467,846	$ 3,237,779
From net realized gain
Class A	$ -	$ 38,401
Class T	-	188,360
Institutional Class	-	181,428
Total	$ -	$ 408,189

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	2,967,326	1,960,181	$ 50,994,679	$ 29,525,801
Reinvestment of distributions	-	22,049	-	323,020
Shares redeemed	(1,575,360)	(1,056,787)	(27,238,612)	(15,824,630)
Net increase (decrease)	1,391,966	925,443	$ 23,756,067	$ 14,024,191
Class T
Shares sold	2,467,257	2,889,022	$ 42,420,856	$ 43,119,852
Reinvestment of distributions	-	63,147	-	922,577
Shares redeemed	(11,652,387)	(4,595,968)	(203,259,332)	(68,811,068)
Net increase (decrease)	(9,185,130)	(1,643,799)	$ (160,838,476)	$ (24,768,639)
Class B
Shares sold	687,355	625,953	$ 11,324,331	$ 8,972,962
Shares redeemed	(1,676,804)	(1,708,982)	(27,553,391)	(24,559,932)
Net increase (decrease)	(989,449)	(1,083,029)	$ (16,229,060)	$ (15,586,970)
Class C
Shares sold	531,947	710,843	$ 8,725,039	$ 10,452,490
Shares redeemed	(694,384)	(913,877)	(11,420,087)	(13,075,419)
Net increase (decrease)	(162,437)	(203,034)	$ (2,695,048)	$ (2,622,929)
Institutional Class
Shares sold	7,167,905	9,375,195	$ 127,317,257	$ 142,254,465
Reinvestment of distributions	26,986	145,755	464,960	2,190,692
Shares redeemed	(4,164,290)	(3,905,156)	(73,220,897)	(61,210,993)
Net increase (decrease)	3,030,601	5,615,794	$ 54,561,320	$ 83,234,164

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Large Cap (2006-present). Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap (2005-present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Matthew W. Fruhan (33)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap. Prior to his current responsibilities, Mr. Fruhan worked as a research analyst and portfolio manager. Mr. Fruhan also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Large Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Large Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Large Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LC-UANN-0107
1.786691.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.04%	5.00%	6.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

The fund's Institutional Class shares rose 13.04% during the past year, trailing the S&P 500®. Market selection was the primary factor in the fund's underperformance of the index, most notably an overweighting in technology and unfavorable industry positioning within financials. Stock selection in the energy sector also detracted, as I emphasized oil field services companies and underweighted the large integrated firms that outperformed, such as Exxon Mobil. The single biggest detractor was Apollo Group, a leading provider of online educational programs, whose stock price fell on disappointing earnings after a new management team changed the company's business model. Overweighted positions in online auctioneer eBay and General Electric also proved to be drags on the fund's results, while the lack of exposure to networking gear maker Cisco Systems hurt as well. The largest contributor was Canada's Research In Motion, developer of the BlackBerry messaging technology, whose stock price rose after the company resolved a patent dispute and introduced new products. Stock selection in health care also helped, led by investments in Inverness Medical Innovations, a company specializing in diagnostic products, and Cephalon, a biotechnology company. Some good picks within financials, including IntercontinentalExchange - an exchange for energy trading - contributed as well before I sold it.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,103.60	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.33
Class B
Actual	$ 1,000.00	$ 1,099.30	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,015.14	$ 10.00
Class C
Actual	$ 1,000.00	$ 1,098.90	$ 10.31
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Institutional Class
Actual	$ 1,000.00	$ 1,105.70	$ 4.59
HypotheticalA	$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.45%
Class B	1.98%
Class C	1.96%
Institutional Class	.87%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.1	7.5
Honeywell International, Inc.	4.1	4.0
American International Group, Inc.	3.4	3.4
Bank of America Corp.	2.6	2.9
Johnson & Johnson	2.4	3.7
Google, Inc. Class A (sub. vtg.)	2.2	2.0
JPMorgan Chase & Co.	2.1	3.0
AT&T, Inc.	1.8	1.0
Intel Corp.	1.6	1.3
Schlumberger Ltd. (NY Shares)	1.5	1.3
	28.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	22.3
Information Technology	18.1	16.5
Industrials	15.7	14.1
Health Care	15.3	17.6
Energy	10.8	10.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 98.4%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.7%	** Foreign investments	16.9%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.3%
Gentex Corp.	147,900	$ 2,450,703
Distributors - 0.1%
Li & Fung Ltd.	316,000	918,097
Diversified Consumer Services - 1.5%
Apollo Group, Inc. Class A (a)	289,140	11,215,741
New Oriental Education & Technology Group, Inc. Sponsored ADR	60,300	1,924,173
		13,139,914
Household Durables - 2.2%
D.R. Horton, Inc.	214,400	5,711,616
KB Home	47,700	2,465,613
M.D.C. Holdings, Inc.	65,326	3,732,074
Ryland Group, Inc.	60,900	3,212,475
Standard Pacific Corp.	167,772	4,305,030
		19,426,808
Media - 1.2%
R.H. Donnelley Corp.	28,900	1,791,800
Time Warner, Inc.	337,400	6,795,236
Viacom, Inc. Class B (non-vtg.) (a)	45,200	1,695,452
		10,282,488
Multiline Retail - 1.2%
Federated Department Stores, Inc.	78,500	3,304,065
Target Corp.	132,800	7,714,352
Tuesday Morning Corp.	4,900	86,240
		11,104,657
Specialty Retail - 3.0%
Best Buy Co., Inc. (d)	87,700	4,820,869
Home Depot, Inc.	310,100	11,774,497
Lowe's Companies, Inc.	39,800	1,200,368
Staples, Inc.	349,491	8,901,536
		26,697,270
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)	23,807	1,328,431
TOTAL CONSUMER DISCRETIONARY		85,348,368
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.5%
CVS Corp.	62,100	$ 1,786,617
Wal-Mart Stores, Inc.	252,300	11,631,030
		13,417,647
Food Products - 1.4%
Cadbury Schweppes PLC sponsored ADR	51,800	2,150,218
Nestle SA (Reg.)	29,475	10,401,205
		12,551,423
Household Products - 0.3%
Colgate-Palmolive Co.	40,700	2,647,535
Personal Products - 0.7%
Avon Products, Inc.	158,400	5,170,176
Bare Escentuals, Inc.	27,100	810,019
		5,980,195
TOTAL CONSUMER STAPLES		34,596,800
ENERGY - 10.8%
Energy Equipment & Services - 5.3%
Baker Hughes, Inc.	35,600	2,614,108
Diamond Offshore Drilling, Inc.	47,100	3,655,902
GlobalSantaFe Corp.	56,700	3,402,000
Halliburton Co.	272,500	9,194,150
National Oilwell Varco, Inc. (a)	86,600	5,759,766
Noble Corp.	60,126	4,644,734
Schlumberger Ltd. (NY Shares)	197,700	13,538,496
Smith International, Inc.	102,400	4,337,664
		47,146,820
Oil, Gas & Consumable Fuels - 5.5%
ConocoPhillips	187,300	12,605,290
Exxon Mobil Corp.	39,400	3,026,314
Forest Oil Corp. (a)	81,700	2,903,618
Occidental Petroleum Corp.	87,300	4,394,682
Peabody Energy Corp.	52,900	2,433,929
Plains Exploration & Production Co. (a)	65,400	3,079,032
Quicksilver Resources, Inc. (a)	100,600	4,256,386
Range Resources Corp.	140,800	4,377,472
Ultra Petroleum Corp. (a)	57,700	3,110,030
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	110,600	$ 6,090,742
XTO Energy, Inc.	47,000	2,378,200
		48,655,695
TOTAL ENERGY		95,802,515
FINANCIALS - 20.2%
Capital Markets - 3.1%
AP Alternative Assets, L.P. Restricted Depositary Units (e)	74,800	1,420,452
Investors Financial Services Corp.	180,476	7,177,531
KKR Private Equity Investors, LP	82,600	1,833,720
KKR Private Equity Investors, LP Restricted Depository Units (e)	62,300	1,383,060
Lazard Ltd. Class A	59,700	2,711,574
State Street Corp.	68,400	4,249,692
UBS AG (NY Shares)	141,700	8,533,174
		27,309,203
Commercial Banks - 3.1%
Erste Bank AG	56,526	4,117,594
HSBC Holdings PLC sponsored ADR (d)	56,836	5,285,748
Standard Chartered PLC (United Kingdom)	367,368	10,534,882
SunTrust Banks, Inc.	15,700	1,281,905
Turkiye Garanti Bankasi AS	264,000	875,309
Wachovia Corp.	98,800	5,353,972
		27,449,410
Consumer Finance - 0.9%
American Express Co.	65,600	3,852,032
Capital One Financial Corp.	46,500	3,621,420
		7,473,452
Diversified Financial Services - 4.7%
Bank of America Corp.	431,600	23,241,660
Citigroup, Inc.	1,700	84,303
JPMorgan Chase & Co.	403,821	18,688,836
		42,014,799
Insurance - 7.4%
ACE Ltd.	164,400	9,344,496
AFLAC, Inc.	54,800	2,418,872
American International Group, Inc.	427,287	30,046,822
Aspen Insurance Holdings Ltd.	49,400	1,331,330
Endurance Specialty Holdings Ltd.	171,571	6,439,060
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
IPC Holdings Ltd.	104,640	$ 3,264,768
Platinum Underwriters Holdings Ltd.	231,850	7,055,196
RenaissanceRe Holdings Ltd.	46,700	2,749,696
The Chubb Corp.	61,900	3,203,944
		65,854,184
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	100,500	3,991,860
Washington Mutual, Inc.	115,500	5,045,040
		9,036,900
TOTAL FINANCIALS		179,137,948
HEALTH CARE - 15.3%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	3,800	164,464
Alnylam Pharmaceuticals, Inc. (a)	150,100	3,222,647
Amgen, Inc. (a)	100,100	7,107,100
Celgene Corp. (a)	40,900	2,279,357
Cephalon, Inc. (a)(d)	52,735	3,947,742
Myriad Genetics, Inc. (a)	41,150	1,250,960
Vertex Pharmaceuticals, Inc. (a)	47,000	2,082,100
		20,054,370
Health Care Equipment & Supplies - 3.0%
Alcon, Inc.	29,700	3,255,714
Biosite, Inc. (a)	51,350	2,506,907
C.R. Bard, Inc.	43,300	3,563,157
Cooper Companies, Inc.	88,800	4,792,536
Hologic, Inc. (a)	65,600	3,281,968
Inverness Medical Innovations, Inc. (a)	227,000	8,855,270
NeuroMetrix, Inc. (a)	17,451	318,481
		26,574,033
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc.	50,500	2,305,325
Cardinal Health, Inc.	21,400	1,382,868
Healthways, Inc. (a)	10,500	482,685
Humana, Inc. (a)	51,800	2,802,380
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	52,200	$ 1,829,610
UnitedHealth Group, Inc.	260,700	12,795,156
		21,598,024
Health Care Technology - 0.2%
Cerner Corp. (a)	25,500	1,225,785
WebMD Health Corp. Class A (a)	3,146	114,923
		1,340,708
Life Sciences Tools & Services - 0.3%
Covance, Inc. (a)	31,900	1,909,853
Pharmaceutical Product Development, Inc.	28,200	890,838
		2,800,691
Pharmaceuticals - 7.1%
Allergan, Inc.	78,302	9,128,447
Elan Corp. PLC sponsored ADR (a)	57,000	824,790
Johnson & Johnson	326,000	21,486,660
Merck & Co., Inc.	256,772	11,428,922
Novartis AG sponsored ADR	81,200	4,742,892
Pfizer, Inc.	41,700	1,146,333
Roche Holding AG (participation certificate)	25,391	4,585,928
Teva Pharmaceutical Industries Ltd. sponsored ADR	55,900	1,792,154
Wyeth	167,500	8,086,900
		63,223,026
TOTAL HEALTH CARE		135,590,852
INDUSTRIALS - 15.7%
Aerospace & Defense - 4.7%
Armor Holdings, Inc. (a)	31,100	1,758,705
Goodrich Corp.	77,900	3,505,500
Honeywell International, Inc.	844,600	36,300,908
		41,565,113
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	49,500	2,178,000
United Parcel Service, Inc. Class B	127,100	9,903,632
UTI Worldwide, Inc.	51,900	1,546,620
		13,628,252
Commercial Services & Supplies - 0.4%
Robert Half International, Inc.	94,100	3,631,319
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
ABB Ltd. sponsored ADR	89,300	$ 1,453,804
SolarWorld AG	26,900	1,642,127
Vestas Wind Systems AS (a)	32,400	1,250,360
		4,346,291
Industrial Conglomerates - 7.6%
General Electric Co.	1,781,200	62,840,730
Siemens AG sponsored ADR	24,400	2,328,980
Tyco International Ltd.	69,500	2,105,155
		67,274,865
Machinery - 0.7%
Illinois Tool Works, Inc.	98,200	4,635,040
Oshkosh Truck Co.	32,500	1,560,325
		6,195,365
Road & Rail - 0.3%
Hertz Global Holdings, Inc.	166,400	2,662,400
TOTAL INDUSTRIALS		139,303,605
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.5%
Alcatel SA sponsored ADR	130,300	1,730,384
Cisco Systems, Inc. (a)	33,600	903,168
Juniper Networks, Inc. (a)	195,600	4,164,324
Motorola, Inc.	103,500	2,294,595
Redback Networks, Inc. (a)	28,801	423,951
Research In Motion Ltd. (a)	28,700	3,984,421
		13,500,843
Computers & Peripherals - 3.7%
Apple Computer, Inc. (a)	75,000	6,876,000
Dell, Inc. (a)	308,198	8,395,314
EMC Corp. (a)	676,100	8,863,671
Hewlett-Packard Co.	42,400	1,673,104
International Business Machines Corp.	45,400	4,173,168
NCR Corp. (a)	55,000	2,360,050
		32,341,307
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	114,500	3,645,680
Arrow Electronics, Inc. (a)	24,700	784,472
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Jabil Circuit, Inc.	68,600	$ 1,945,496
Molex, Inc.	70,400	2,252,800
		8,628,448
Internet Software & Services - 4.1%
eBay, Inc. (a)	406,703	13,156,842
Google, Inc. Class A (sub. vtg.) (a)	40,650	19,711,998
ValueClick, Inc. (a)	62,300	1,549,401
Yahoo!, Inc. (a)	58,500	1,578,915
		35,997,156
IT Services - 1.1%
First Data Corp.	181,200	4,575,300
Western Union Co. (a)	240,500	5,483,400
		10,058,700
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp. (a)	68,700	1,366,443
ARM Holdings PLC sponsored ADR	468,900	3,329,190
Broadcom Corp. Class A (a)	60,513	1,986,642
Cree, Inc. (a)	70,200	1,389,258
CSR PLC (a)	134,880	1,760,308
Cymer, Inc. (a)	31,800	1,502,550
FormFactor, Inc. (a)	56,100	2,095,896
Intel Corp.	650,694	13,892,317
Intersil Corp. Class A	35,200	871,904
Linear Technology Corp.	72,900	2,343,006
Marvell Technology Group Ltd. (a)	254,500	5,252,880
Maxim Integrated Products, Inc.	158,900	5,002,172
National Semiconductor Corp.	125,700	3,040,683
Qimonda AG Sponsored ADR	76,700	1,445,795
		45,279,044
Software - 1.6%
Microsoft Corp.	349,838	10,260,749
Nintendo Co. Ltd.	15,700	3,742,292
Nintendo Co. Ltd. ADR	13,000	390,650
		14,393,691
TOTAL INFORMATION TECHNOLOGY		160,199,189
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 1.7%
Chemicals - 0.7%
Celanese Corp. Class A	106,870	$ 2,351,140
Monsanto Co.	43,949	2,112,628
Praxair, Inc.	27,500	1,716,000
		6,179,768
Metals & Mining - 1.0%
Alcoa, Inc.	99,500	3,101,415
Mittal Steel Co. NV Class A (NY Shares)	98,300	4,050,943
Reliance Steel & Aluminum Co.	37,900	1,458,771
		8,611,129
TOTAL MATERIALS		14,790,897
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	470,200	15,944,482
Qwest Communications International, Inc. (a)	433,100	3,330,539
		19,275,021
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	108,800	4,120,256
Sprint Nextel Corp.	83,500	1,629,085
		5,749,341
TOTAL TELECOMMUNICATION SERVICES		25,024,362
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	124,800	2,916,576
TOTAL COMMON STOCKS (Cost $785,825,816)		872,711,112
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	14,389,765	$ 14,389,765
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	7,410,158	7,410,158
TOTAL MONEY MARKET FUNDS (Cost $21,799,923)		21,799,923
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $807,625,739)		894,511,035
NET OTHER ASSETS - (0.8)%		(7,495,367)
NET ASSETS - 100%		$ 887,015,668
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,803,512 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 377,405
Fidelity Securities Lending Cash Central Fund	114,810
Total	$ 492,215
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.3%
Switzerland	3.9%
Bermuda	3.2%
United Kingdom	3.1%
Cayman Islands	2.1%
Netherlands Antilles	1.5%
Others (individually less than 1%)	3.9%
100.0%
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $6,139,877 of which $4,753,047 and $1,386,830 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $7,214,583) - See accompanying schedule: Unaffiliated issuers (cost $785,825,816)	$ 872,711,112
Fidelity Central Funds (cost $21,799,923)	21,799,923
Total Investments (cost $807,625,739)		$ 894,511,035
Cash		882,558
Foreign currency held at value (cost $192)		193
Receivable for investments sold		5,366,137
Receivable for fund shares sold		4,532,654
Dividends receivable		1,349,757
Interest receivable		72,734
Other receivables		7,344
Total assets		906,722,412

Liabilities
Payable for investments purchased	$ 10,073,036
Payable for fund shares redeemed	1,366,543
Accrued management fee	405,805
Distribution fees payable	178,387
Other affiliated payables	222,504
Other payables and accrued expenses	50,311
Collateral on securities loaned, at value	7,410,158
Total liabilities		19,706,744

Net Assets		$ 887,015,668
Net Assets consist of:
Paid in capital		$ 808,165,186
Undistributed net investment income		2,207,013
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,242,138)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,885,607
Net Assets		$ 887,015,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($111,666,522 ÷ 5,987,091 shares)	$ 18.65

Maximum offering price per share (100/94.25 of $18.65)	$ 19.79
Class T: Net Asset Value and redemption price per share ($152,144,552 ÷ 8,208,111 shares)	$ 18.54

Maximum offering price per share (100/96.50 of $18.54)	$ 19.21
Class B: Net Asset Value and offering price per share ($69,399,399 ÷ 3,918,540 shares)A	$ 17.71

Class C: Net Asset Value and offering price per share ($44,192,706 ÷ 2,500,423 shares)A	$ 17.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($509,612,489 ÷ 26,486,141 shares)	$ 19.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 11,895,218
Interest		615
Income from Fidelity Central Funds		492,215
Total income		12,388,048

Expenses
Management fee	$ 4,713,626
Transfer agent fees	2,296,289
Distribution fees	2,377,962
Accounting and security lending fees	305,341
Custodian fees and expenses	119,805
Independent trustees' compensation	3,195
Registration fees	81,173
Audit	53,132
Legal	15,684
Interest	1,512
Miscellaneous	(23,930)
Total expenses before reductions	9,943,789
Expense reductions	(117,285)	9,826,504
Net investment income (loss)		2,561,544
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,764)	58,056,772
Foreign currency transactions	(1,689)
Total net realized gain (loss)		58,055,083
Change in net unrealized appreciation (depreciation) on: Investment securities	46,089,620
Assets and liabilities in foreign currencies	44
Total change in net unrealized appreciation (depreciation)		46,089,664
Net gain (loss)		104,144,747
Net increase (decrease) in net assets resulting from operations		$ 106,706,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,561,544	$ 560,339
Net realized gain (loss)	58,055,083	118,831,608
Change in net unrealized appreciation (depreciation)	46,089,664	(8,800,624)
Net increase (decrease) in net assets resulting from operations	106,706,291	110,591,323
Distributions to shareholders from net investment income	(467,846)	(3,237,779)
Distributions to shareholders from net realized gain	-	(408,189)
Total distributions	(467,846)	(3,645,968)
Share transactions - net increase (decrease)	(101,445,197)	54,279,817
Total increase (decrease) in net assets	4,793,248	161,225,172

Net Assets
Beginning of period	882,222,420	720,997,248
End of period (including undistributed net investment income of $2,207,013 and undistributed net investment income of $205,393, respectively)	$ 887,015,668	$ 882,222,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 14.59	$ 13.64	$ 12.22	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.05	.01	.07 F	.01	- H
Net realized and unrealized gain (loss)	2.05	2.04	.88	1.41	(2.76)
Total from investment operations	2.10	2.05	.95	1.42	(2.76)
Distributions from net investment income	-	(.08)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	-	(.09)	-	-	-
Net asset value, end of period	$ 18.65	$ 16.55	$ 14.59	$ 13.64	$ 12.22
Total Return A, B	12.69%	14.13%	6.96%	11.62%	(18.42)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.22%	1.25%	1.27%	1.31%	1.30%
Expenses net of fee waivers, if any	1.22%	1.25%	1.27%	1.31%	1.30%
Expenses net of all reductions	1.20%	1.19%	1.25%	1.25%	1.25%
Net investment income (loss)	.29%	.07%	.47%	.05%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,667	$ 76,059	$ 53,531	$ 45,003	$ 35,707
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 14.51	$ 13.59	$ 12.19	$ 14.97
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.05 F	(.01)	(.02)
Net realized and unrealized gain (loss)	2.03	2.04	.87	1.41	(2.76)
Total from investment operations	2.05	2.03	.92	1.40	(2.78)
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	-	(.05)	-	-	-
Net asset value, end of period	$ 18.54	$ 16.49	$ 14.51	$ 13.59	$ 12.19
Total Return A, B	12.43%	14.03%	6.77%	11.48%	(18.57)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.41%	1.40%	1.41%	1.45%	1.44%
Expenses net of fee waivers, if any	1.41%	1.40%	1.41%	1.45%	1.44%
Expenses net of all reductions	1.40%	1.34%	1.39%	1.40%	1.39%
Net investment income (loss)	.09%	(.08)%	.33%	(.10)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,145	$ 286,738	$ 276,257	$ 274,805	$ 232,814
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 13.98	$ 13.17	$ 11.89	$ 14.68
Income from Investment Operations
Net investment income (loss) C	(.08)	(.10)	(.04) F	(.08)	(.10)
Net realized and unrealized gain (loss)	1.95	1.96	.85	1.36	(2.69)
Total from investment operations	1.87	1.86	.81	1.28	(2.79)
Net asset value, end of period	$ 17.71	$ 15.84	$ 13.98	$ 13.17	$ 11.89
Total Return A, B	11.81%	13.30%	6.15%	10.77%	(19.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.99%	2.00%	2.11%	2.12%	2.08%
Expenses net of fee waivers, if any	1.99%	1.99%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.93%	2.03%	2.00%	1.99%
Net investment income (loss)	(.48)%	(.67)%	(.31)%	(.70)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,399	$ 77,731	$ 83,728	$ 88,320	$ 84,325
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.80	$ 13.95	$ 13.14	$ 11.86	$ 14.64
Income from Investment Operations
Net investment income (loss) C	(.08)	(.10)	(.04) F	(.08)	(.09)
Net realized and unrealized gain (loss)	1.95	1.95	.85	1.36	(2.69)
Total from investment operations	1.87	1.85	.81	1.28	(2.78)
Net asset value, end of period	$ 17.67	$ 15.80	$ 13.95	$ 13.14	$ 11.86
Total Return A, B	11.84%	13.26%	6.16%	10.79%	(18.99)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	1.99%	2.02%	2.03%	2.02%
Expenses net of fee waivers, if any	1.97%	1.99%	2.02%	2.03%	2.02%
Expenses net of all reductions	1.96%	1.94%	2.00%	1.98%	1.96%
Net investment income (loss)	(.47)%	(.68)%	(.28)%	(.68)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,193	$ 42,084	$ 39,969	$ 40,426	$ 36,307
Portfolio turnover rate E	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.04	$ 15.00	$ 13.97	$ 12.47	$ 15.22
Income from Investment Operations
Net investment income (loss) B	.11	.07	.12 E	.06	.06
Net realized and unrealized gain (loss)	2.11	2.10	.91	1.44	(2.81)
Total from investment operations	2.22	2.17	1.03	1.50	(2.75)
Distributions from net investment income	(.02)	(.12)	-	-	-
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.02)	(.13)	-	-	-
Net asset value, end of period	$ 19.24	$ 17.04	$ 15.00	$ 13.97	$ 12.47
Total Return A	13.04%	14.58%	7.37%	12.03%	(18.07)%
Ratios to Average Net Assets C,F
Expenses before reductions	.88%	.87%	.93%	.89%	.88%
Expenses net of fee waivers, if any	.88%	.87%	.93%	.89%	.88%
Expenses net of all reductions	.86%	.82%	.91%	.84%	.82%
Net investment income (loss)	.63%	.44%	.81%	.46%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 509,612	$ 399,610	$ 267,512	$ 144,877	$ 73,313
Portfolio turnover rate D	92%	188%	64%	72%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Fund estimates the components of distributions

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, redemptions in kind, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 103,398,745
Unrealized depreciation	(20,608,670)
Net unrealized appreciation (depreciation)	82,790,075
Undistributed ordinary income	2,200,480
Capital loss carryforward	(6,139,877)

Cost for federal income tax purposes	$ 811,720,960

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 467,846	$ 3,645,968

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

2. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $759,722,286 and $727,722,519, respectively.

Securities delivered on an in-kind basis aggregated $141,639,008. Realized gain (loss) of $16,721,651 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the Fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 239,072	$ 4,868
Class T	.25%	.25%	995,426	16,555
Class B	.75%	.25%	718,723	539,190
Class C	.75%	.25%	424,741	53,291
			$ 2,377,962	$ 613,904

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 68,831
Class T	26,559
Class B*	103,469
Class C*	3,617
$ 202,476

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 320,914.34
Class T	544,517.28
Class B	251,831.35
Class C	143,867.34
Institutional Class	1,035,160.24
	$ 2,296,289

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,406 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,876,000	4.63%	$ 1,512

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,325 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $114,810.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108,228 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,544
Class B	296
Institutional Class	7,217
$ 9,057

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ -	$ 307,209
Class T	-	753,438
Institutional Class	467,846	2,177,132
Total	$ 467,846	$ 3,237,779
From net realized gain
Class A	$ -	$ 38,401
Class T	-	188,360
Institutional Class	-	181,428
Total	$ -	$ 408,189

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	2,967,326	1,960,181	$ 50,994,679	$ 29,525,801
Reinvestment of distributions	-	22,049	-	323,020
Shares redeemed	(1,575,360)	(1,056,787)	(27,238,612)	(15,824,630)
Net increase (decrease)	1,391,966	925,443	$ 23,756,067	$ 14,024,191
Class T
Shares sold	2,467,257	2,889,022	$ 42,420,856	$ 43,119,852
Reinvestment of distributions	-	63,147	-	922,577
Shares redeemed	(11,652,387)	(4,595,968)	(203,259,332)	(68,811,068)
Net increase (decrease)	(9,185,130)	(1,643,799)	$ (160,838,476)	$ (24,768,639)
Class B
Shares sold	687,355	625,953	$ 11,324,331	$ 8,972,962
Shares redeemed	(1,676,804)	(1,708,982)	(27,553,391)	(24,559,932)
Net increase (decrease)	(989,449)	(1,083,029)	$ (16,229,060)	$ (15,586,970)
Class C
Shares sold	531,947	710,843	$ 8,725,039	$ 10,452,490
Shares redeemed	(694,384)	(913,877)	(11,420,087)	(13,075,419)
Net increase (decrease)	(162,437)	(203,034)	$ (2,695,048)	$ (2,622,929)
Institutional Class
Shares sold	7,167,905	9,375,195	$ 127,317,257	$ 142,254,465
Reinvestment of distributions	26,986	145,755	464,960	2,190,692
Shares redeemed	(4,164,290)	(3,905,156)	(73,220,897)	(61,210,993)
Net increase (decrease)	3,030,601	5,615,794	$ 54,561,320	$ 83,234,164

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Advisor Large Cap (2006-present). Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap (2005-present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Matthew W. Fruhan (33)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap. Prior to his current responsibilities, Mr. Fruhan worked as a research analyst and portfolio manager. Mr. Fruhan also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Large Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Large Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Large Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Institutional Class designates 100% of dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LCI-UANN-0107
1.786692.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	11.31%	25.94%	22.00%
Class T (incl. 3.50% sales charge)	13.68%	26.17%	22.13%
Class B (incl. contingent deferred sales charge) B	12.14%	26.39%	22.27%
Class C (incl. contingent deferred sales charge) C	16.20%	26.50%	22.32%

A From December 27, 2000.

B Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

For the 12 months ending November 30, 2006, the fund's Class A, Class T, Class B and Class C shares returned 18.10%, 17.80%, 17.14% and 17.20%, respectively (excluding sales charges), outperforming the S&P 500® and performing roughly in line with the 17.76% return of the Credit Suisse Leveraged Equity Index. Very strong security selection in technology - particularly within semiconductors and semiconductor equipment - was the main contributor to the fund's outperformance of the S&P 500. Solid security selection in industrials also helped. Overweighting energy boosted returns, but poor stock selection in that sector detracted. Top performers relative to the index included out-of-benchmark positions in technology firms Amkor Technology and Atmel; natural gas compression equipment provider Universal Compression; and refiner Frontier Oil. Overweighted positions in index components Qwest Communications and global power producer AES also helped, as did not owning benchmark bellwethers General Electric and Intel, both of which struggled. Among the detractors were coal mining firm Alpha Natural Resources and tanker operator Teekay Shipping, neither of which is in the S&P 500. Holdings in telecommunication services provider and benchmark component Sprint Nextel - not held at period end - also detracted, as did not owning index constituents Exxon Mobil and Cisco Systems, both of which performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30,2006
Class A
Actual	$ 1,000.00	$ 1,078.10	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,019.25	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,076.80	$ 7.18
HypotheticalA	$ 1,000.00	$ 1,018.15	$ 6.98
Class B
Actual	$ 1,000.00	$ 1,073.60	$ 10.14
HypotheticalA	$ 1,000.00	$ 1,015.29	$ 9.85
Class C
Actual	$ 1,000.00	$ 1,074.00	$ 9.77
HypotheticalA	$ 1,000.00	$ 1,015.64	$ 9.50
Institutional Class
Actual	$ 1,000.00	$ 1,079.70	$ 4.54
HypotheticalA	$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.38%
Class B	1.95%
Class C	1.88%
Institutional Class	.87%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Universal Compression Holdings, Inc.	3.0	1.6
El Paso Corp.	3.0	4.7
Teekay Shipping Corp.	2.9	3.6
Celanese Corp. Class A	2.7	2.2
Amkor Technology, Inc.	2.5	3.2
ON Semiconductor Corp.	2.2	1.7
Service Corp. International	2.2	2.4
AES Corp.	2.1	2.4
OMI Corp.	2.1	1.2
Flextronics International Ltd.	2.0	1.5
	24.7
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	33.0	30.7
Information Technology	19.7	18.7
Industrials	11.0	11.7
Materials	8.8	9.6
Consumer Discretionary	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 94.0%		Stocks 95.9%
	Bonds 0.4%		Bonds 0.5%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	15.0%	** Foreign investments	14.9%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.6%
Delphi Corp. (a)	1,259,900	$ 3,111,953
Tenneco, Inc. (a)	353,300	8,330,814
TRW Automotive Holdings Corp. (a)	47,700	1,184,868
		12,627,635
Diversified Consumer Services - 2.3%
Carriage Services, Inc. Class A	36,900	189,666
Coinmach Service Corp. Class A	192,600	1,968,372
Service Corp. International	4,324,100	42,678,867
		44,836,905
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	329,640	6,477,426
Centerplate, Inc. unit	30,815	534,640
Friendly Ice Cream Corp. (a)	41,076	471,963
Pinnacle Entertainment, Inc. (a)	172,300	5,601,473
Six Flags, Inc.	1,179,000	6,378,390
Station Casinos, Inc. (f)	90,000	6,123,600
Steak n Shake Co. (a)	253,100	4,358,382
		29,945,874
Household Durables - 0.2%
Interface, Inc. Class A (a)	108,200	1,607,852
Sealy Corp., Inc.	200,000	2,976,000
		4,583,852
Internet & Catalog Retail - 0.1%
Audible, Inc. (a)(f)	150,000	1,194,000
Media - 2.5%
Cablevision Systems Corp. - NY Group Class A	330,300	9,172,431
Charter Communications, Inc. Class A (a)	2,845,500	8,394,225
Emmis Communications Corp. Class A	2,653	22,418
Gray Television, Inc.	377,900	2,373,212
Liberty Global, Inc.:
Class A (a)	2,264	61,060
Class C (a)	2,264	59,226
LodgeNet Entertainment Corp. (a)	11,800	279,070
Nexstar Broadcasting Group, Inc. Class A (a)	819,700	3,442,740
NTL, Inc.	459,730	11,074,896
RCN Corp. (a)	353,500	10,626,210
Regal Entertainment Group Class A	100	2,081
The Reader's Digest Association, Inc. (non-vtg.)	95,700	1,602,975
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Tribune Co.	93,900	$ 2,986,020
Triple Crown Media, Inc. (a)	10,390	71,691
		50,168,255
Specialty Retail - 0.4%
Gamestop Corp. Class A (a)	99,600	5,582,580
Gap, Inc.	87,400	1,636,128
		7,218,708
TOTAL CONSUMER DISCRETIONARY		150,575,229
CONSUMER STAPLES - 2.2%
Food & Staples Retailing - 0.5%
Koninklijke Ahold NV sponsored ADR (a)	343,000	3,436,860
Kroger Co.	286,100	6,139,706
Pathmark Stores, Inc. (a)	63,840	720,754
		10,297,320
Food Products - 1.2%
Corn Products International, Inc.	230,830	8,383,746
Interstate Bakeries Corp. (a)	665,200	1,862,560
Kellogg Co.	15,100	751,678
Smithfield Foods, Inc. (a)	477,400	12,593,812
		23,591,796
Personal Products - 0.5%
Playtex Products, Inc. (a)	676,500	10,052,790
Revlon, Inc. Class A (sub. vtg.) (a)	96,898	157,944
		10,210,734
TOTAL CONSUMER STAPLES		44,099,850
ENERGY - 33.0%
Energy Equipment & Services - 7.5%
Basic Energy Services, Inc. (a)	85,700	2,165,639
Grant Prideco, Inc. (a)	246,700	10,810,394
Grey Wolf, Inc. (a)	3,019,861	21,380,616
Hanover Compressor Co. (a)	38,500	760,375
Hercules Offshore, Inc. (a)	152,300	5,188,861
Nabors Industries Ltd. (a)	178,600	6,029,536
Noble Corp.	150,000	11,587,500
Oil States International, Inc. (a)	103,500	3,602,835
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	944,929	$ 9,099,666
Petroleum Geo-Services ASA sponsored ADR (a)	87,948	5,931,213
Pride International, Inc. (a)	237,900	7,681,791
Rowan Companies, Inc.	108,000	3,890,160
Universal Compression Holdings, Inc. (a)	959,100	60,375,343
		148,503,929
Oil, Gas & Consumable Fuels - 25.5%
Alpha Natural Resources, Inc. (a)	1,356,350	21,362,513
Aurora Oil & Gas Corp. (a)	201,800	688,138
Cabot Oil & Gas Corp.	115,300	7,163,589
Canadian Natural Resources Ltd.	100,000	5,420,078
Chesapeake Energy Corp.	1,126,500	38,334,795
Comstock Resources, Inc. (a)	25,300	772,156
ConocoPhillips	55,764	3,752,917
El Paso Corp.	4,105,100	59,934,460
EOG Resources, Inc.	68,000	4,796,040
Forest Oil Corp. (a)	1,088,657	38,690,870
Frontier Oil Corp.	380,000	12,023,200
Frontline Ltd. (f)	14,700	523,713
Frontline Ltd. (NY Shares) (f)	512,300	18,289,110
General Maritime Corp.	912,400	32,134,728
Houston Exploration Co. (a)	44,700	2,508,564
Mariner Energy, Inc. (a)	650,248	13,622,696
Massey Energy Co.	175,200	4,821,504
Nexen, Inc.	163,400	8,946,545
Occidental Petroleum Corp.	82,656	4,160,903
OMI Corp.	1,755,374	41,005,537
Overseas Shipholding Group, Inc.	603,800	34,754,728
Petrohawk Energy Corp. (a)	1,527,128	19,806,850
Plains Exploration & Production Co. (a)	96,700	4,552,636
Pogo Producing Co.	120,300	6,366,276
Range Resources Corp.	615,300	19,129,677
Ship Finance International Ltd.:
(Norway)	2,205	46,884
(NY Shares)	362,921	8,074,992
Teekay Shipping Corp.	1,359,000	56,914,920
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	304,400	$ 16,763,308
Williams Companies, Inc.	724,800	20,120,448
		505,482,775
TOTAL ENERGY		653,986,704
FINANCIALS - 1.3%
Capital Markets - 0.3%
Merrill Lynch & Co., Inc.	69,500	6,076,385
Commercial Banks - 0.5%
PNC Financial Services Group, Inc.	122,700	8,673,663
Insurance - 0.2%
American Financial Group, Inc., Ohio	87,000	4,542,270
Real Estate Investment Trusts - 0.0%
Equity Office Properties Trust	500	24,100
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	150,100	4,942,793
Thrifts & Mortgage Finance - 0.0%
Capital Crossing Bank (a)	21,000	619,500
TOTAL FINANCIALS		24,878,711
HEALTH CARE - 4.0%
Biotechnology - 0.0%
Lexicon Genetics, Inc. (a)	122,038	452,761
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	69,900	3,127,326
Beckman Coulter, Inc.	150,900	8,955,915
		12,083,241
Health Care Providers & Services - 3.4%
DaVita, Inc. (a)	520,300	27,685,163
Emergency Medical Services Corp. Class A	64,600	1,140,190
Owens & Minor, Inc.	41,100	1,275,333
Quest Diagnostics, Inc.	170,800	9,081,436
ResCare, Inc. (a)	449,800	8,271,822
Rural/Metro Corp. (a)	343,733	2,949,229
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. (a)	944,548	$ 6,696,845
VCA Antech, Inc. (a)	300,000	9,672,000
		66,772,018
TOTAL HEALTH CARE		79,308,020
INDUSTRIALS - 10.9%
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	114,577	1,909,999
Airlines - 1.1%
AirTran Holdings, Inc. (a)	138,500	1,721,555
AMR Corp. (a)(f)	342,670	10,951,733
UAL Corp. (a)	200,000	8,116,000
US Airways Group, Inc. (a)	23,760	1,348,618
		22,137,906
Building Products - 2.0%
American Standard Companies, Inc.	549,100	24,605,171
Armstrong World Industries, Inc. (a)	46,526	1,907,566
Goodman Global, Inc.	120,400	1,927,604
Lennox International, Inc.	197,100	5,763,204
Owens Corning (a)	187,739	5,819,909
		40,023,454
Commercial Services & Supplies - 4.7%
Allied Waste Industries, Inc.	1,667,500	21,143,900
Cenveo, Inc. (a)	1,368,300	27,201,804
Clean Harbors, Inc.	209,300	8,943,389
Deluxe Corp.	128,800	3,171,056
Global Cash Access Holdings, Inc. (a)	591,600	9,483,348
Layne Christensen Co. (a)	41,499	1,277,754
Republic Services, Inc.	103,500	4,293,180
Waste Management, Inc.	478,100	17,503,241
		93,017,672
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	257,263	1,736,525
Industrial Conglomerates - 0.2%
Tyco International Ltd.	161,700	4,897,893
Machinery - 1.1%
Eaton Corp.	121,500	9,365,220
FreightCar America, Inc.	41,982	2,313,208
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp. (a)	29,100	$ 930,909
SPX Corp.	19,800	1,209,978
Terex Corp. (a)	35,600	1,994,312
Thermadyne Holdings Corp. (a)	5,100	51,051
Timken Co.	7,200	214,128
Watts Water Technologies, Inc. Class A	115,600	4,812,428
		20,891,234
Marine - 0.0%
American Commercial Lines, Inc. (a)	1,700	117,878
Golden Ocean Group Ltd. (a)	232,800	314,375
		432,253
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	158,700	11,927,892
Kansas City Southern	50,500	1,366,025
		13,293,917
Trading Companies & Distributors - 0.9%
H&E Equipment Services, Inc.	3,100	75,082
UAP Holding Corp.	488,200	11,721,682
United Rentals, Inc. (a)(f)	279,500	7,004,270
		18,801,034
TOTAL INDUSTRIALS		217,141,887
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.9%
Ciena Corp. (a)	28,071	705,705
Lucent Technologies, Inc. (a)	780,300	1,989,765
Motorola, Inc.	724,300	16,057,731
		18,753,201
Computers & Peripherals - 2.2%
EMC Corp. (a)	1,749,100	22,930,701
Seagate Technology (a)	723,200	18,629,632
Sun Microsystems, Inc. (a)	493,300	2,673,686
		44,234,019
Electronic Equipment & Instruments - 3.4%
Benchmark Electronics, Inc. (a)	150,000	3,643,500
Celestica, Inc. (sub. vtg.) (a)	934,400	8,484,504
DDi Corp. (a)	23,329	188,728
Flextronics International Ltd. (a)	3,501,300	39,389,625
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Merix Corp. (a)	446,225	$ 4,118,657
SMTC Corp. (a)(f)	343,580	814,285
Solectron Corp. (a)	1,048,400	3,491,172
Viasystems Group, Inc. (a)	213,790	1,924,110
Viasystems Group, Inc. (a)(h)	47,440	426,960
Vishay Intertechnology, Inc. (a)	327,800	4,294,180
		66,775,721
IT Services - 0.1%
Affiliated Computer Services, Inc. Class A (a)	20,000	1,011,000
Hewitt Associates, Inc. Class A (a)	53,000	1,346,200
		2,357,200
Semiconductors & Semiconductor Equipment - 10.7%
Advanced Micro Devices, Inc. (a)	595,300	12,840,621
AMIS Holdings, Inc. (a)	1,399,176	15,111,101
Amkor Technology, Inc. (a)	4,909,632	50,176,439
Atmel Corp. (a)(f)	7,136,400	36,110,184
Cypress Semiconductor Corp. (a)(f)	1,041,200	18,106,468
Fairchild Semiconductor International, Inc. (a)	171,200	2,793,984
Freescale Semiconductor, Inc.:
Class A (a)	390,600	15,588,846
Class B (a)	6,671	266,373
ON Semiconductor Corp. (a)	6,854,700	44,144,268
Skyworks Solutions, Inc. (a)	215,153	1,562,011
STATS ChipPAC Ltd. sponsored ADR (a)(f)	1,556,800	13,092,688
Texas Instruments, Inc.	60,100	1,775,955
		211,568,938
Software - 2.4%
Autodesk, Inc. (a)	252,500	10,397,950
BEA Systems, Inc. (a)	764,800	10,531,296
Cognos, Inc. (a)	169,200	6,921,973
Sybase, Inc. (a)	145,800	3,490,452
Symantec Corp. (a)	745,148	15,797,138
		47,138,809
TOTAL INFORMATION TECHNOLOGY		390,827,888
MATERIALS - 8.8%
Chemicals - 4.3%
Albemarle Corp.	80,200	5,593,148
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Arch Chemicals, Inc.	117,658	$ 3,870,948
Celanese Corp. Class A	2,414,400	53,116,800
Chemtura Corp.	845,732	8,186,682
Methanex Corp.	94,600	2,340,046
Monsanto Co.	78,400	3,768,688
NOVA Chemicals Corp.	73,900	2,145,724
Pliant Corp. (a)	119	1
Rhodia SA sponsored ADR	733,600	2,340,184
Texas Petrochemicals, Inc. (a)	158,000	4,621,500
		85,983,721
Construction Materials - 0.2%
Texas Industries, Inc. (f)	53,000	3,617,250
Containers & Packaging - 1.7%
Packaging Corp. of America	22,170	499,934
Pactiv Corp. (a)	551,200	18,988,840
Sealed Air Corp.	11,400	678,414
Smurfit-Stone Container Corp.	1,045,215	11,215,157
Temple-Inland, Inc.	83,400	3,260,940
		34,643,285
Metals & Mining - 1.3%
Allegheny Technologies, Inc.	60,700	5,441,755
Chaparral Steel Co.	106,000	4,929,000
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	1,418,976
Oregon Steel Mills, Inc. (a)	1,600	100,704
Reliance Steel & Aluminum Co.	101,600	3,910,584
United States Steel Corp.	120,000	8,974,800
		24,775,819
Paper & Forest Products - 1.3%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	80,100	4,874,886
International Paper Co.	302,400	10,009,440
Weyerhaeuser Co.	154,000	9,960,720
		24,845,046
TOTAL MATERIALS		173,865,121
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
Broadwing Corp. (a)	575,000	8,699,750
General Communications, Inc. Class A (a)	112,400	1,715,224
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McLeodUSA, Inc.	149,007	$ 1,043,049
Qwest Communications International, Inc. (a)	3,422,300	26,317,487
Windstream Corp.	43,477	606,069
XO Holdings, Inc. (a)	7,300	30,076
		38,411,655
Wireless Telecommunication Services - 0.5%
ALLTEL Corp.	42,051	2,385,974
Centennial Communications Corp. Class A	325,900	2,121,609
Rogers Communications, Inc. Class B (non-vtg.)	70,588	4,324,716
		8,832,299
TOTAL TELECOMMUNICATION SERVICES		47,243,954
UTILITIES - 4.1%
Electric Utilities - 0.1%
Allegheny Energy, Inc. (a)	65,600	2,910,016
Gas Utilities - 0.2%
ONEOK, Inc.	103,100	4,458,044
Independent Power Producers & Energy Traders - 2.4%
AES Corp. (a)	1,755,100	41,016,687
Dynegy, Inc. Class A (a)	648,600	4,403,994
Mirant Corp. (a)	81,600	2,482,272
		47,902,953
Multi-Utilities - 1.4%
Aquila, Inc.	88,200	403,956
CMS Energy Corp. (a)	1,632,100	26,456,341
		26,860,297
TOTAL UTILITIES		82,131,310
TOTAL COMMON STOCKS (Cost $1,545,791,434)		1,864,058,674
Nonconvertible Preferred Stocks - 0.0%

MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00% (a)	1,049	379,738
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	10	$ 35
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $491,681)		379,773
Corporate Bonds - 0.5%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
ICO North America, Inc. 7.5% 8/15/09 (h)	$ 2,180,000	2,441,600
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.3%
IdleAire Technologies Corp. 0% 12/15/12 unit (e)(g)	6,120,000	4,590,000
INDUSTRIALS - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. 8% 12/15/07 (d)(g)	1,510,000	906,000
Northwest Airlines Corp. 10% 2/1/09 (d)	215,000	179,525
Northwest Airlines, Inc. 9.875% 3/15/07 (d)	1,605,000	1,364,250
		2,449,775
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. 13% 7/15/10	138,000	96,600
TOTAL NONCONVERTIBLE BONDS		7,136,375
TOTAL CORPORATE BONDS (Cost $8,570,861)		9,577,975
Money Market Funds - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	121,817,169	$ 121,817,169
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	56,453,550	56,453,550
TOTAL MONEY MARKET FUNDS (Cost $178,270,719)		178,270,719
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,733,124,695)		2,052,287,141
NET OTHER ASSETS - (3.5)%		(70,077,364)
NET ASSETS - 100%		$ 1,982,209,777
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,496,000 or 0.3% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,868,560 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 2,180,000
Viasystems Group, Inc.	2/13/04	$ 954,730
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,893,937
Fidelity Securities Lending Cash Central Fund	572,235
Total	$ 5,466,172
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Nexstar Broadcasting Group, Inc. Class A	$ 3,565,695	$ -	$ -	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Marshall Islands	6.6%
Singapore	2.7%
Canada	2.0%
Cayman Islands	1.5%
Bermuda	1.3%
Others (individually less than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $55,533,344) - See accompanying schedule: Unaffiliated issuers (cost $1,554,853,976)	$ 1,874,016,422
Fidelity Central Funds (cost $178,270,719)	178,270,719
Total Investments (cost $1,733,124,695)		$ 2,052,287,141
Receivable for investments sold		2,813,859
Receivable for fund shares sold		9,245,864
Dividends receivable		1,456,783
Interest receivable		648,392
Other receivables		41,715
Total assets		2,066,493,754

Liabilities
Payable to custodian bank	$ 633,320
Payable for investments purchased	22,523,209
Payable for fund shares redeemed	2,477,716
Accrued management fee	970,200
Distribution fees payable	787,366
Other affiliated payables	391,232
Other payables and accrued expenses	47,384
Collateral on securities loaned, at value	56,453,550
Total liabilities		84,283,977

Net Assets		$ 1,982,209,777
Net Assets consist of:
Paid in capital		$ 1,649,468,646
Undistributed net investment income		1,596,830
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,981,855
Net unrealized appreciation (depreciation) on investments		319,162,446
Net Assets		$ 1,982,209,777

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($736,078,075 ÷ 22,314,210 shares)	$ 32.99

Maximum offering price per share (100/94.25 of $32.99)	$ 35.00
Class T: Net Asset Value and redemption price per share ($480,033,237 ÷ 14,762,050 shares)	$ 32.52

Maximum offering price per share (100/96.50 of $32.52)	$ 33.70
Class B: Net Asset Value and offering price per share ($149,902,013 ÷ 4,693,514 shares)A	$ 31.94

Class C: Net Asset Value and offering price per share ($413,428,566 ÷ 12,954,442 shares)A	$ 31.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($202,767,886 ÷ 6,086,100 shares)	$ 33.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 14,447,132
Interest		824,341
Income from Fidelity Central Funds		5,466,172
Total income		20,737,645

Expenses
Management fee	$ 8,329,220
Transfer agent fees	3,153,425
Distribution fees	7,002,042
Accounting and security lending fees	464,303
Custodian fees and expenses	22,763
Independent trustees' compensation	4,726
Registration fees	215,212
Audit	59,302
Legal	20,544
Miscellaneous	18,618
Total expenses before reductions	19,290,155
Expense reductions	(77,821)	19,212,334
Net investment income (loss)		1,525,311
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,857,933
Foreign currency transactions	(2,563)
Total net realized gain (loss)		11,855,370
Change in net unrealized appreciation (depreciation) on: Investment securities	202,162,062
Assets and liabilities in foreign currencies	250
Total change in net unrealized appreciation (depreciation)		202,162,312
Net gain (loss)		214,017,682
Net increase (decrease) in net assets resulting from operations		$ 215,542,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,525,311	$ 1,586,080
Net realized gain (loss)	11,855,370	2,890,051
Change in net unrealized appreciation (depreciation)	202,162,312	65,347,870
Net increase (decrease) in net assets resulting from operations	215,542,993	69,824,001
Distributions to shareholders from net investment income	(1,303,239)	(31,864)
Distributions to shareholders from net realized gain	(2,341,781)	(3,854,446)
Total distributions	(3,645,020)	(3,886,310)
Share transactions - net increase (decrease)	956,058,420	505,130,548
Total increase (decrease) in net assets	1,167,956,393	571,068,239

Net Assets
Beginning of period	814,253,384	243,185,145
End of period (including undistributed net investment income of $1,596,830 and undistributed net investment income of $1,710,546, respectively)	$ 1,982,209,777	$ 814,253,384

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 28.09	$ 24.67	$ 19.22	$ 11.02	$ 10.26
Income from Investment Operations
Net investment income (loss) C	.11	.16 F	- G, I, J	(.05)	(.06)
Net realized and unrealized gain (loss)	4.95	3.69	5.88	8.25	.82
Total from investment operations	5.06	3.85	5.88	8.20	.76
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.09)	(.43)	(.43)	-	-
Total distributions	(.16) K	(.43)	(.43)	-	-
Net asset value, end of period	$ 32.99	$ 28.09	$ 24.67	$ 19.22	$ 11.02
Total Return A, B	18.10%	15.87%	31.15%	74.41%	7.41%
Ratios to Average Net Assets D, H
Expenses before reductions	1.16%	1.20%	1.28%	1.49%	4.50%
Expenses net of fee waivers, if any	1.16%	1.20%	1.28%	1.49%	1.66%
Expenses net of all reductions	1.16%	1.17%	1.26%	1.38%	1.30%
Net investment income (loss)	.37%	.62% F	.01% G, J	(.32)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 736,078	$ 286,589	$ 92,147	$ 27,926	$ 970
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Total distributions of $.16 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.72	$ 24.36	$ 19.05	$ 10.97	$ 10.23
Income from Investment Operations
Net investment income (loss) C	.04	.09 F	(.07) G, I	(.09)	(.09)
Net realized and unrealized gain (loss)	4.88	3.64	5.82	8.17	.83
Total from investment operations	4.92	3.73	5.75	8.08	.74
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	(.37)	(.44)	-	-
Total distributions	(.12) J	(.37)	(.44)	-	-
Net asset value, end of period	$ 32.52	$ 27.72	$ 24.36	$ 19.05	$ 10.97
Total Return A, B	17.80%	15.53%	30.75%	73.66%	7.23%
Ratios to Average Net Assets D, H
Expenses before reductions	1.40%	1.49%	1.61%	2.09%	4.81%
Expenses net of fee waivers, if any	1.40%	1.49%	1.61%	1.77%	1.91%
Expenses net of all reductions	1.39%	1.45%	1.58%	1.65%	1.55%
Net investment income (loss)	.14%	.34% F	(.32)% G, I	(.59)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,033	$ 195,558	$ 43,969	$ 16,126	$ 1,862
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.32	$ 24.06	$ 18.86	$ 10.89	$ 10.18
Income from Investment Operations
Net investment income (loss) C	(.13)	(.05) F	(.17) G, I	(.17)	(.13)
Net realized and unrealized gain (loss)	4.81	3.60	5.76	8.14	.84
Total from investment operations	4.68	3.55	5.59	7.97	.71
Distributions from net realized gain	(.06) J	(.29)	(.39)	-	-
Net asset value, end of period	$ 31.94	$ 27.32	$ 24.06	$ 18.86	$ 10.89
Total Return A, B	17.14%	14.92%	30.13%	73.19%	6.97%
Ratios to Average Net Assets D, H
Expenses before reductions	1.96%	2.01%	2.10%	2.46%	5.36%
Expenses net of fee waivers, if any	1.96%	2.01%	2.10%	2.25%	2.41%
Expenses net of all reductions	1.95%	1.98%	2.08%	2.13%	2.05%
Net investment income (loss)	(.43)%	(.18)% F	(.81)% G, I	(1.07)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,902	$ 91,815	$ 36,573	$ 13,991	$ 1,159
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.03)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.28	$ 24.00	$ 18.80	$ 10.87	$ 10.19
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03) F	(.15) G, I	(.17)	(.14)
Net realized and unrealized gain (loss)	4.79	3.59	5.75	8.10	.82
Total from investment operations	4.69	3.56	5.60	7.93	.68
Distributions from net realized gain	(.06) J	(.28)	(.40)	-	-
Net asset value, end of period	$ 31.91	$ 27.28	$ 24.00	$ 18.80	$ 10.87
Total Return A, B	17.20%	14.99%	30.29%	72.95%	6.67%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.94%	2.02%	2.36%	5.22%
Expenses net of fee waivers, if any	1.89%	1.94%	2.02%	2.25%	2.43%
Expenses net of all reductions	1.88%	1.90%	2.00%	2.14%	2.07%
Net investment income (loss)	(.35)%	(.11)% F	(.73)% G, I	(1.08)%	(1.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 413,429	$ 178,572	$ 46,832	$ 20,975	$ 1,357
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.95)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 28.34	$ 24.85	$ 19.34	$ 11.07	$ 10.28
Income from Investment Operations
Net investment income (loss) B	.21	.25 E	.07 F, H	(.01)	(.04)
Net realized and unrealized gain (loss)	4.98	3.71	5.92	8.28	.83
Total from investment operations	5.19	3.96	5.99	8.27	.79
Distributions from net investment income	(.13)	(.03)	-	-	-
Distributions from net realized gain	(.09)	(.44)	(.48)	-	-
Total distributions	(.21) I	(.47)	(.48)	-	-
Net asset value, end of period	$ 33.32	$ 28.34	$ 24.85	$ 19.34	$ 11.07
Total Return A	18.43%	16.23%	31.60%	74.71%	7.68%
Ratios to Average Net Assets C, G
Expenses before reductions	.87%	.89%	.95%	1.40%	4.32%
Expenses net of fee waivers, if any	.87%	.89%	.95%	1.25%	1.45%
Expenses net of all reductions	.86%	.85%	.93%	1.12%	1.09%
Net investment income (loss)	.67%	.94% E	.34% F, H	(.06)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 202,768	$ 61,720	$ 23,665	$ 5,521	$ 2,287
Portfolio turnover rate D	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, defaulted bonds, market discount, losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 372,061,574
Unrealized depreciation	(52,452,623)
Net unrealized appreciation (depreciation)	319,608,951
Undistributed ordinary income	944,102
Undistributed long-term capital gain	10,258,647

Cost for federal income tax purposes	$ 1,732,678,190

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 1,952,113	$ 1,142,288
Long-term Capital Gains	1,692,907	2,744,022
Total	$ 3,645,020	$ 3,886,310

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,022,156,465 and $117,989,635, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,241,413	$ 50,998
Class T	.25%	.25%	1,645,750	155,999
Class B	.75%	.25%	1,203,103	902,327
Class C	.75%	.25%	2,911,776	1,768,605
			$ 7,002,042	$ 2,877,929

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,115,876
Class T	134,165
Class B*	194,915
Class C*	108,951
$ 1,553,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,204,434.24
Class T	745,058.23
Class B	347,812.29
Class C	630,875.22
Institutional Class	225,246.19
	$ 3,153,425

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company, FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,239 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,733 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $572,235.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,993 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,479. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 436
Institutional Class	2,913
$ 3,349

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

Notes to Financial Statements - continued

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 787,639	$ -
Class T	228,133	-
Institutional Class	287,467	31,864
Total	$ 1,303,239	$ 31,864

Annual Report

9. Distributions to Shareholders - continued

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 937,480	$ 1,669,757
Class T	637,464	705,188
Class B	190,432	459,037
Class C	376,084	557,021
Institutional Class	200,321	463,443
Total	$ 2,341,781	$ 3,854,446

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	15,839,207	9,156,143	$ 484,848,076	$ 241,722,913
Reinvestment of distributions	53,528	52,964	1,537,717	1,279,020
Shares redeemed	(3,779,594)	(2,742,586)	(114,966,270)	(71,898,681)
Net increase (decrease)	12,113,141	6,466,521	$ 371,419,523	$ 171,103,252
Class T
Shares sold	10,116,307	6,307,131	$ 305,434,450	$ 163,702,273
Reinvestment of distributions	28,708	27,325	814,969	652,707
Shares redeemed	(2,437,132)	(1,085,064)	(73,507,588)	(28,136,016)
Net increase (decrease)	7,707,883	5,249,392	$ 232,741,831	$ 136,218,964
Class B
Shares sold	2,237,834	2,246,800	$ 66,396,993	$ 57,268,579
Reinvestment of distributions	5,851	17,059	164,431	403,511
Shares redeemed	(910,897)	(423,440)	(26,961,331)	(10,755,660)
Net increase (decrease)	1,332,788	1,840,419	$ 39,600,093	$ 46,916,430
Class C
Shares sold	8,159,424	5,299,970	$ 242,227,814	$ 136,092,126
Reinvestment of distributions	10,064	17,826	282,445	420,739
Shares redeemed	(1,761,095)	(723,313)	(51,736,524)	(18,448,351)
Net increase (decrease)	6,408,393	4,594,483	$ 190,773,735	$ 118,064,514
Institutional Class
Shares sold	5,522,978	2,013,082	$ 171,166,854	$ 52,715,957
Reinvestment of distributions	7,352	6,379	212,731	154,846
Shares redeemed	(1,622,177)	(793,930)	(49,856,347)	(20,043,415)
Net increase (decrease)	3,908,153	1,225,531	$ 121,523,238	$ 32,827,388

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas T. Soviero (43)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero worked as a research analyst, manager and director of high-yield research. Mr. Soviero also serves as Senior Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/06	12/15/06	$.04	$.17
Class T	12/18/06	12/15/06	$.00	$.17
Class B	12/18/06	12/15/06	$.00	$.17
Class C	12/18/06	12/15/06	$.00	$.17

The fund hereby designates as capital gain dividend with respect to the taxable year ended November 30, 2006, $10,600,142, or, if subsequently determined to be different, the net capital gain of such year.

Class A and Class T designate 16% of the dividends distributed in December 2005, as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Leveraged Company Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ALSF-UANN-0107
1.786693.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	18.43%	27.79%	23.55%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

For the 12 months ending November 30, 2006, the fund's Institutional Class shares returned 18.43%, outperforming the S&P 500® and the 17.76% return of the Credit Suisse Leveraged Equity Index. Very strong security selection in technology - particularly within semiconductors and semiconductor equipment - was the main contributor to the fund's outperformance of the S&P 500. Solid security selection in industrials also helped. Overweighting energy boosted returns, but poor stock selection in that sector detracted. Top performers relative to the index included out-of-benchmark positions in technology firms Amkor Technology and Atmel; natural gas compression equipment provider Universal Compression; and refiner Frontier Oil. Overweighted positions in index components Qwest Communications and global power producer AES also helped, as did not owning benchmark bellwethers General Electric and Intel, both of which struggled. Among the detractors were coal mining firm Alpha Natural Resources and tanker operator Teekay Shipping, neither of which is in the S&P 500. Holdings in telecommunication services provider and benchmark component Sprint Nextel - not held at period end - also detracted, as did not owning index constituents Exxon Mobil and Cisco Systems, both of which performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30,2006
Class A
Actual	$ 1,000.00	$ 1,078.10	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,019.25	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,076.80	$ 7.18
HypotheticalA	$ 1,000.00	$ 1,018.15	$ 6.98
Class B
Actual	$ 1,000.00	$ 1,073.60	$ 10.14
HypotheticalA	$ 1,000.00	$ 1,015.29	$ 9.85
Class C
Actual	$ 1,000.00	$ 1,074.00	$ 9.77
HypotheticalA	$ 1,000.00	$ 1,015.64	$ 9.50
Institutional Class
Actual	$ 1,000.00	$ 1,079.70	$ 4.54
HypotheticalA	$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.38%
Class B	1.95%
Class C	1.88%
Institutional Class	.87%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Universal Compression Holdings, Inc.	3.0	1.6
El Paso Corp.	3.0	4.7
Teekay Shipping Corp.	2.9	3.6
Celanese Corp. Class A	2.7	2.2
Amkor Technology, Inc.	2.5	3.2
ON Semiconductor Corp.	2.2	1.7
Service Corp. International	2.2	2.4
AES Corp.	2.1	2.4
OMI Corp.	2.1	1.2
Flextronics International Ltd.	2.0	1.5
	24.7
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	33.0	30.7
Information Technology	19.7	18.7
Industrials	11.0	11.7
Materials	8.8	9.6
Consumer Discretionary	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 94.0%		Stocks 95.9%
	Bonds 0.4%		Bonds 0.5%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	15.0%	** Foreign investments	14.9%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.6%
Delphi Corp. (a)	1,259,900	$ 3,111,953
Tenneco, Inc. (a)	353,300	8,330,814
TRW Automotive Holdings Corp. (a)	47,700	1,184,868
		12,627,635
Diversified Consumer Services - 2.3%
Carriage Services, Inc. Class A	36,900	189,666
Coinmach Service Corp. Class A	192,600	1,968,372
Service Corp. International	4,324,100	42,678,867
		44,836,905
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	329,640	6,477,426
Centerplate, Inc. unit	30,815	534,640
Friendly Ice Cream Corp. (a)	41,076	471,963
Pinnacle Entertainment, Inc. (a)	172,300	5,601,473
Six Flags, Inc.	1,179,000	6,378,390
Station Casinos, Inc. (f)	90,000	6,123,600
Steak n Shake Co. (a)	253,100	4,358,382
		29,945,874
Household Durables - 0.2%
Interface, Inc. Class A (a)	108,200	1,607,852
Sealy Corp., Inc.	200,000	2,976,000
		4,583,852
Internet & Catalog Retail - 0.1%
Audible, Inc. (a)(f)	150,000	1,194,000
Media - 2.5%
Cablevision Systems Corp. - NY Group Class A	330,300	9,172,431
Charter Communications, Inc. Class A (a)	2,845,500	8,394,225
Emmis Communications Corp. Class A	2,653	22,418
Gray Television, Inc.	377,900	2,373,212
Liberty Global, Inc.:
Class A (a)	2,264	61,060
Class C (a)	2,264	59,226
LodgeNet Entertainment Corp. (a)	11,800	279,070
Nexstar Broadcasting Group, Inc. Class A (a)	819,700	3,442,740
NTL, Inc.	459,730	11,074,896
RCN Corp. (a)	353,500	10,626,210
Regal Entertainment Group Class A	100	2,081
The Reader's Digest Association, Inc. (non-vtg.)	95,700	1,602,975
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Tribune Co.	93,900	$ 2,986,020
Triple Crown Media, Inc. (a)	10,390	71,691
		50,168,255
Specialty Retail - 0.4%
Gamestop Corp. Class A (a)	99,600	5,582,580
Gap, Inc.	87,400	1,636,128
		7,218,708
TOTAL CONSUMER DISCRETIONARY		150,575,229
CONSUMER STAPLES - 2.2%
Food & Staples Retailing - 0.5%
Koninklijke Ahold NV sponsored ADR (a)	343,000	3,436,860
Kroger Co.	286,100	6,139,706
Pathmark Stores, Inc. (a)	63,840	720,754
		10,297,320
Food Products - 1.2%
Corn Products International, Inc.	230,830	8,383,746
Interstate Bakeries Corp. (a)	665,200	1,862,560
Kellogg Co.	15,100	751,678
Smithfield Foods, Inc. (a)	477,400	12,593,812
		23,591,796
Personal Products - 0.5%
Playtex Products, Inc. (a)	676,500	10,052,790
Revlon, Inc. Class A (sub. vtg.) (a)	96,898	157,944
		10,210,734
TOTAL CONSUMER STAPLES		44,099,850
ENERGY - 33.0%
Energy Equipment & Services - 7.5%
Basic Energy Services, Inc. (a)	85,700	2,165,639
Grant Prideco, Inc. (a)	246,700	10,810,394
Grey Wolf, Inc. (a)	3,019,861	21,380,616
Hanover Compressor Co. (a)	38,500	760,375
Hercules Offshore, Inc. (a)	152,300	5,188,861
Nabors Industries Ltd. (a)	178,600	6,029,536
Noble Corp.	150,000	11,587,500
Oil States International, Inc. (a)	103,500	3,602,835
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	944,929	$ 9,099,666
Petroleum Geo-Services ASA sponsored ADR (a)	87,948	5,931,213
Pride International, Inc. (a)	237,900	7,681,791
Rowan Companies, Inc.	108,000	3,890,160
Universal Compression Holdings, Inc. (a)	959,100	60,375,343
		148,503,929
Oil, Gas & Consumable Fuels - 25.5%
Alpha Natural Resources, Inc. (a)	1,356,350	21,362,513
Aurora Oil & Gas Corp. (a)	201,800	688,138
Cabot Oil & Gas Corp.	115,300	7,163,589
Canadian Natural Resources Ltd.	100,000	5,420,078
Chesapeake Energy Corp.	1,126,500	38,334,795
Comstock Resources, Inc. (a)	25,300	772,156
ConocoPhillips	55,764	3,752,917
El Paso Corp.	4,105,100	59,934,460
EOG Resources, Inc.	68,000	4,796,040
Forest Oil Corp. (a)	1,088,657	38,690,870
Frontier Oil Corp.	380,000	12,023,200
Frontline Ltd. (f)	14,700	523,713
Frontline Ltd. (NY Shares) (f)	512,300	18,289,110
General Maritime Corp.	912,400	32,134,728
Houston Exploration Co. (a)	44,700	2,508,564
Mariner Energy, Inc. (a)	650,248	13,622,696
Massey Energy Co.	175,200	4,821,504
Nexen, Inc.	163,400	8,946,545
Occidental Petroleum Corp.	82,656	4,160,903
OMI Corp.	1,755,374	41,005,537
Overseas Shipholding Group, Inc.	603,800	34,754,728
Petrohawk Energy Corp. (a)	1,527,128	19,806,850
Plains Exploration & Production Co. (a)	96,700	4,552,636
Pogo Producing Co.	120,300	6,366,276
Range Resources Corp.	615,300	19,129,677
Ship Finance International Ltd.:
(Norway)	2,205	46,884
(NY Shares)	362,921	8,074,992
Teekay Shipping Corp.	1,359,000	56,914,920
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	304,400	$ 16,763,308
Williams Companies, Inc.	724,800	20,120,448
		505,482,775
TOTAL ENERGY		653,986,704
FINANCIALS - 1.3%
Capital Markets - 0.3%
Merrill Lynch & Co., Inc.	69,500	6,076,385
Commercial Banks - 0.5%
PNC Financial Services Group, Inc.	122,700	8,673,663
Insurance - 0.2%
American Financial Group, Inc., Ohio	87,000	4,542,270
Real Estate Investment Trusts - 0.0%
Equity Office Properties Trust	500	24,100
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	150,100	4,942,793
Thrifts & Mortgage Finance - 0.0%
Capital Crossing Bank (a)	21,000	619,500
TOTAL FINANCIALS		24,878,711
HEALTH CARE - 4.0%
Biotechnology - 0.0%
Lexicon Genetics, Inc. (a)	122,038	452,761
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	69,900	3,127,326
Beckman Coulter, Inc.	150,900	8,955,915
		12,083,241
Health Care Providers & Services - 3.4%
DaVita, Inc. (a)	520,300	27,685,163
Emergency Medical Services Corp. Class A	64,600	1,140,190
Owens & Minor, Inc.	41,100	1,275,333
Quest Diagnostics, Inc.	170,800	9,081,436
ResCare, Inc. (a)	449,800	8,271,822
Rural/Metro Corp. (a)	343,733	2,949,229
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. (a)	944,548	$ 6,696,845
VCA Antech, Inc. (a)	300,000	9,672,000
		66,772,018
TOTAL HEALTH CARE		79,308,020
INDUSTRIALS - 10.9%
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	114,577	1,909,999
Airlines - 1.1%
AirTran Holdings, Inc. (a)	138,500	1,721,555
AMR Corp. (a)(f)	342,670	10,951,733
UAL Corp. (a)	200,000	8,116,000
US Airways Group, Inc. (a)	23,760	1,348,618
		22,137,906
Building Products - 2.0%
American Standard Companies, Inc.	549,100	24,605,171
Armstrong World Industries, Inc. (a)	46,526	1,907,566
Goodman Global, Inc.	120,400	1,927,604
Lennox International, Inc.	197,100	5,763,204
Owens Corning (a)	187,739	5,819,909
		40,023,454
Commercial Services & Supplies - 4.7%
Allied Waste Industries, Inc.	1,667,500	21,143,900
Cenveo, Inc. (a)	1,368,300	27,201,804
Clean Harbors, Inc.	209,300	8,943,389
Deluxe Corp.	128,800	3,171,056
Global Cash Access Holdings, Inc. (a)	591,600	9,483,348
Layne Christensen Co. (a)	41,499	1,277,754
Republic Services, Inc.	103,500	4,293,180
Waste Management, Inc.	478,100	17,503,241
		93,017,672
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	257,263	1,736,525
Industrial Conglomerates - 0.2%
Tyco International Ltd.	161,700	4,897,893
Machinery - 1.1%
Eaton Corp.	121,500	9,365,220
FreightCar America, Inc.	41,982	2,313,208
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp. (a)	29,100	$ 930,909
SPX Corp.	19,800	1,209,978
Terex Corp. (a)	35,600	1,994,312
Thermadyne Holdings Corp. (a)	5,100	51,051
Timken Co.	7,200	214,128
Watts Water Technologies, Inc. Class A	115,600	4,812,428
		20,891,234
Marine - 0.0%
American Commercial Lines, Inc. (a)	1,700	117,878
Golden Ocean Group Ltd. (a)	232,800	314,375
		432,253
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	158,700	11,927,892
Kansas City Southern	50,500	1,366,025
		13,293,917
Trading Companies & Distributors - 0.9%
H&E Equipment Services, Inc.	3,100	75,082
UAP Holding Corp.	488,200	11,721,682
United Rentals, Inc. (a)(f)	279,500	7,004,270
		18,801,034
TOTAL INDUSTRIALS		217,141,887
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.9%
Ciena Corp. (a)	28,071	705,705
Lucent Technologies, Inc. (a)	780,300	1,989,765
Motorola, Inc.	724,300	16,057,731
		18,753,201
Computers & Peripherals - 2.2%
EMC Corp. (a)	1,749,100	22,930,701
Seagate Technology (a)	723,200	18,629,632
Sun Microsystems, Inc. (a)	493,300	2,673,686
		44,234,019
Electronic Equipment & Instruments - 3.4%
Benchmark Electronics, Inc. (a)	150,000	3,643,500
Celestica, Inc. (sub. vtg.) (a)	934,400	8,484,504
DDi Corp. (a)	23,329	188,728
Flextronics International Ltd. (a)	3,501,300	39,389,625
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Merix Corp. (a)	446,225	$ 4,118,657
SMTC Corp. (a)(f)	343,580	814,285
Solectron Corp. (a)	1,048,400	3,491,172
Viasystems Group, Inc. (a)	213,790	1,924,110
Viasystems Group, Inc. (a)(h)	47,440	426,960
Vishay Intertechnology, Inc. (a)	327,800	4,294,180
		66,775,721
IT Services - 0.1%
Affiliated Computer Services, Inc. Class A (a)	20,000	1,011,000
Hewitt Associates, Inc. Class A (a)	53,000	1,346,200
		2,357,200
Semiconductors & Semiconductor Equipment - 10.7%
Advanced Micro Devices, Inc. (a)	595,300	12,840,621
AMIS Holdings, Inc. (a)	1,399,176	15,111,101
Amkor Technology, Inc. (a)	4,909,632	50,176,439
Atmel Corp. (a)(f)	7,136,400	36,110,184
Cypress Semiconductor Corp. (a)(f)	1,041,200	18,106,468
Fairchild Semiconductor International, Inc. (a)	171,200	2,793,984
Freescale Semiconductor, Inc.:
Class A (a)	390,600	15,588,846
Class B (a)	6,671	266,373
ON Semiconductor Corp. (a)	6,854,700	44,144,268
Skyworks Solutions, Inc. (a)	215,153	1,562,011
STATS ChipPAC Ltd. sponsored ADR (a)(f)	1,556,800	13,092,688
Texas Instruments, Inc.	60,100	1,775,955
		211,568,938
Software - 2.4%
Autodesk, Inc. (a)	252,500	10,397,950
BEA Systems, Inc. (a)	764,800	10,531,296
Cognos, Inc. (a)	169,200	6,921,973
Sybase, Inc. (a)	145,800	3,490,452
Symantec Corp. (a)	745,148	15,797,138
		47,138,809
TOTAL INFORMATION TECHNOLOGY		390,827,888
MATERIALS - 8.8%
Chemicals - 4.3%
Albemarle Corp.	80,200	5,593,148
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Arch Chemicals, Inc.	117,658	$ 3,870,948
Celanese Corp. Class A	2,414,400	53,116,800
Chemtura Corp.	845,732	8,186,682
Methanex Corp.	94,600	2,340,046
Monsanto Co.	78,400	3,768,688
NOVA Chemicals Corp.	73,900	2,145,724
Pliant Corp. (a)	119	1
Rhodia SA sponsored ADR	733,600	2,340,184
Texas Petrochemicals, Inc. (a)	158,000	4,621,500
		85,983,721
Construction Materials - 0.2%
Texas Industries, Inc. (f)	53,000	3,617,250
Containers & Packaging - 1.7%
Packaging Corp. of America	22,170	499,934
Pactiv Corp. (a)	551,200	18,988,840
Sealed Air Corp.	11,400	678,414
Smurfit-Stone Container Corp.	1,045,215	11,215,157
Temple-Inland, Inc.	83,400	3,260,940
		34,643,285
Metals & Mining - 1.3%
Allegheny Technologies, Inc.	60,700	5,441,755
Chaparral Steel Co.	106,000	4,929,000
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	1,418,976
Oregon Steel Mills, Inc. (a)	1,600	100,704
Reliance Steel & Aluminum Co.	101,600	3,910,584
United States Steel Corp.	120,000	8,974,800
		24,775,819
Paper & Forest Products - 1.3%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	80,100	4,874,886
International Paper Co.	302,400	10,009,440
Weyerhaeuser Co.	154,000	9,960,720
		24,845,046
TOTAL MATERIALS		173,865,121
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
Broadwing Corp. (a)	575,000	8,699,750
General Communications, Inc. Class A (a)	112,400	1,715,224
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McLeodUSA, Inc.	149,007	$ 1,043,049
Qwest Communications International, Inc. (a)	3,422,300	26,317,487
Windstream Corp.	43,477	606,069
XO Holdings, Inc. (a)	7,300	30,076
		38,411,655
Wireless Telecommunication Services - 0.5%
ALLTEL Corp.	42,051	2,385,974
Centennial Communications Corp. Class A	325,900	2,121,609
Rogers Communications, Inc. Class B (non-vtg.)	70,588	4,324,716
		8,832,299
TOTAL TELECOMMUNICATION SERVICES		47,243,954
UTILITIES - 4.1%
Electric Utilities - 0.1%
Allegheny Energy, Inc. (a)	65,600	2,910,016
Gas Utilities - 0.2%
ONEOK, Inc.	103,100	4,458,044
Independent Power Producers & Energy Traders - 2.4%
AES Corp. (a)	1,755,100	41,016,687
Dynegy, Inc. Class A (a)	648,600	4,403,994
Mirant Corp. (a)	81,600	2,482,272
		47,902,953
Multi-Utilities - 1.4%
Aquila, Inc.	88,200	403,956
CMS Energy Corp. (a)	1,632,100	26,456,341
		26,860,297
TOTAL UTILITIES		82,131,310
TOTAL COMMON STOCKS (Cost $1,545,791,434)		1,864,058,674
Nonconvertible Preferred Stocks - 0.0%

MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00% (a)	1,049	379,738
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	10	$ 35
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $491,681)		379,773
Corporate Bonds - 0.5%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
ICO North America, Inc. 7.5% 8/15/09 (h)	$ 2,180,000	2,441,600
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.3%
IdleAire Technologies Corp. 0% 12/15/12 unit (e)(g)	6,120,000	4,590,000
INDUSTRIALS - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. 8% 12/15/07 (d)(g)	1,510,000	906,000
Northwest Airlines Corp. 10% 2/1/09 (d)	215,000	179,525
Northwest Airlines, Inc. 9.875% 3/15/07 (d)	1,605,000	1,364,250
		2,449,775
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. 13% 7/15/10	138,000	96,600
TOTAL NONCONVERTIBLE BONDS		7,136,375
TOTAL CORPORATE BONDS (Cost $8,570,861)		9,577,975
Money Market Funds - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	121,817,169	$ 121,817,169
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	56,453,550	56,453,550
TOTAL MONEY MARKET FUNDS (Cost $178,270,719)		178,270,719
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,733,124,695)		2,052,287,141
NET OTHER ASSETS - (3.5)%		(70,077,364)
NET ASSETS - 100%		$ 1,982,209,777
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,496,000 or 0.3% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,868,560 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 2,180,000
Viasystems Group, Inc.	2/13/04	$ 954,730
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,893,937
Fidelity Securities Lending Cash Central Fund	572,235
Total	$ 5,466,172
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Nexstar Broadcasting Group, Inc. Class A	$ 3,565,695	$ -	$ -	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Marshall Islands	6.6%
Singapore	2.7%
Canada	2.0%
Cayman Islands	1.5%
Bermuda	1.3%
Others (individually less than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $55,533,344) - See accompanying schedule: Unaffiliated issuers (cost $1,554,853,976)	$ 1,874,016,422
Fidelity Central Funds (cost $178,270,719)	178,270,719
Total Investments (cost $1,733,124,695)		$ 2,052,287,141
Receivable for investments sold		2,813,859
Receivable for fund shares sold		9,245,864
Dividends receivable		1,456,783
Interest receivable		648,392
Other receivables		41,715
Total assets		2,066,493,754

Liabilities
Payable to custodian bank	$ 633,320
Payable for investments purchased	22,523,209
Payable for fund shares redeemed	2,477,716
Accrued management fee	970,200
Distribution fees payable	787,366
Other affiliated payables	391,232
Other payables and accrued expenses	47,384
Collateral on securities loaned, at value	56,453,550
Total liabilities		84,283,977

Net Assets		$ 1,982,209,777
Net Assets consist of:
Paid in capital		$ 1,649,468,646
Undistributed net investment income		1,596,830
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,981,855
Net unrealized appreciation (depreciation) on investments		319,162,446
Net Assets		$ 1,982,209,777

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($736,078,075 ÷ 22,314,210 shares)	$ 32.99

Maximum offering price per share (100/94.25 of $32.99)	$ 35.00
Class T: Net Asset Value and redemption price per share ($480,033,237 ÷ 14,762,050 shares)	$ 32.52

Maximum offering price per share (100/96.50 of $32.52)	$ 33.70
Class B: Net Asset Value and offering price per share ($149,902,013 ÷ 4,693,514 shares)A	$ 31.94

Class C: Net Asset Value and offering price per share ($413,428,566 ÷ 12,954,442 shares)A	$ 31.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($202,767,886 ÷ 6,086,100 shares)	$ 33.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 14,447,132
Interest		824,341
Income from Fidelity Central Funds		5,466,172
Total income		20,737,645

Expenses
Management fee	$ 8,329,220
Transfer agent fees	3,153,425
Distribution fees	7,002,042
Accounting and security lending fees	464,303
Custodian fees and expenses	22,763
Independent trustees' compensation	4,726
Registration fees	215,212
Audit	59,302
Legal	20,544
Miscellaneous	18,618
Total expenses before reductions	19,290,155
Expense reductions	(77,821)	19,212,334
Net investment income (loss)		1,525,311
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,857,933
Foreign currency transactions	(2,563)
Total net realized gain (loss)		11,855,370
Change in net unrealized appreciation (depreciation) on: Investment securities	202,162,062
Assets and liabilities in foreign currencies	250
Total change in net unrealized appreciation (depreciation)		202,162,312
Net gain (loss)		214,017,682
Net increase (decrease) in net assets resulting from operations		$ 215,542,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,525,311	$ 1,586,080
Net realized gain (loss)	11,855,370	2,890,051
Change in net unrealized appreciation (depreciation)	202,162,312	65,347,870
Net increase (decrease) in net assets resulting from operations	215,542,993	69,824,001
Distributions to shareholders from net investment income	(1,303,239)	(31,864)
Distributions to shareholders from net realized gain	(2,341,781)	(3,854,446)
Total distributions	(3,645,020)	(3,886,310)
Share transactions - net increase (decrease)	956,058,420	505,130,548
Total increase (decrease) in net assets	1,167,956,393	571,068,239

Net Assets
Beginning of period	814,253,384	243,185,145
End of period (including undistributed net investment income of $1,596,830 and undistributed net investment income of $1,710,546, respectively)	$ 1,982,209,777	$ 814,253,384

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 28.09	$ 24.67	$ 19.22	$ 11.02	$ 10.26
Income from Investment Operations
Net investment income (loss) C	.11	.16 F	- G, I, J	(.05)	(.06)
Net realized and unrealized gain (loss)	4.95	3.69	5.88	8.25	.82
Total from investment operations	5.06	3.85	5.88	8.20	.76
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.09)	(.43)	(.43)	-	-
Total distributions	(.16) K	(.43)	(.43)	-	-
Net asset value, end of period	$ 32.99	$ 28.09	$ 24.67	$ 19.22	$ 11.02
Total Return A, B	18.10%	15.87%	31.15%	74.41%	7.41%
Ratios to Average Net Assets D, H
Expenses before reductions	1.16%	1.20%	1.28%	1.49%	4.50%
Expenses net of fee waivers, if any	1.16%	1.20%	1.28%	1.49%	1.66%
Expenses net of all reductions	1.16%	1.17%	1.26%	1.38%	1.30%
Net investment income (loss)	.37%	.62% F	.01% G, J	(.32)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 736,078	$ 286,589	$ 92,147	$ 27,926	$ 970
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Total distributions of $.16 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.72	$ 24.36	$ 19.05	$ 10.97	$ 10.23
Income from Investment Operations
Net investment income (loss) C	.04	.09 F	(.07) G, I	(.09)	(.09)
Net realized and unrealized gain (loss)	4.88	3.64	5.82	8.17	.83
Total from investment operations	4.92	3.73	5.75	8.08	.74
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	(.37)	(.44)	-	-
Total distributions	(.12) J	(.37)	(.44)	-	-
Net asset value, end of period	$ 32.52	$ 27.72	$ 24.36	$ 19.05	$ 10.97
Total Return A, B	17.80%	15.53%	30.75%	73.66%	7.23%
Ratios to Average Net Assets D, H
Expenses before reductions	1.40%	1.49%	1.61%	2.09%	4.81%
Expenses net of fee waivers, if any	1.40%	1.49%	1.61%	1.77%	1.91%
Expenses net of all reductions	1.39%	1.45%	1.58%	1.65%	1.55%
Net investment income (loss)	.14%	.34% F	(.32)% G, I	(.59)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,033	$ 195,558	$ 43,969	$ 16,126	$ 1,862
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.32	$ 24.06	$ 18.86	$ 10.89	$ 10.18
Income from Investment Operations
Net investment income (loss) C	(.13)	(.05) F	(.17) G, I	(.17)	(.13)
Net realized and unrealized gain (loss)	4.81	3.60	5.76	8.14	.84
Total from investment operations	4.68	3.55	5.59	7.97	.71
Distributions from net realized gain	(.06) J	(.29)	(.39)	-	-
Net asset value, end of period	$ 31.94	$ 27.32	$ 24.06	$ 18.86	$ 10.89
Total Return A, B	17.14%	14.92%	30.13%	73.19%	6.97%
Ratios to Average Net Assets D, H
Expenses before reductions	1.96%	2.01%	2.10%	2.46%	5.36%
Expenses net of fee waivers, if any	1.96%	2.01%	2.10%	2.25%	2.41%
Expenses net of all reductions	1.95%	1.98%	2.08%	2.13%	2.05%
Net investment income (loss)	(.43)%	(.18)% F	(.81)% G, I	(1.07)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,902	$ 91,815	$ 36,573	$ 13,991	$ 1,159
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.03)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.28	$ 24.00	$ 18.80	$ 10.87	$ 10.19
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03) F	(.15) G, I	(.17)	(.14)
Net realized and unrealized gain (loss)	4.79	3.59	5.75	8.10	.82
Total from investment operations	4.69	3.56	5.60	7.93	.68
Distributions from net realized gain	(.06) J	(.28)	(.40)	-	-
Net asset value, end of period	$ 31.91	$ 27.28	$ 24.00	$ 18.80	$ 10.87
Total Return A, B	17.20%	14.99%	30.29%	72.95%	6.67%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.94%	2.02%	2.36%	5.22%
Expenses net of fee waivers, if any	1.89%	1.94%	2.02%	2.25%	2.43%
Expenses net of all reductions	1.88%	1.90%	2.00%	2.14%	2.07%
Net investment income (loss)	(.35)%	(.11)% F	(.73)% G, I	(1.08)%	(1.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 413,429	$ 178,572	$ 46,832	$ 20,975	$ 1,357
Portfolio turnover rate E	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.95)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 28.34	$ 24.85	$ 19.34	$ 11.07	$ 10.28
Income from Investment Operations
Net investment income (loss) B	.21	.25 E	.07 F, H	(.01)	(.04)
Net realized and unrealized gain (loss)	4.98	3.71	5.92	8.28	.83
Total from investment operations	5.19	3.96	5.99	8.27	.79
Distributions from net investment income	(.13)	(.03)	-	-	-
Distributions from net realized gain	(.09)	(.44)	(.48)	-	-
Total distributions	(.21) I	(.47)	(.48)	-	-
Net asset value, end of period	$ 33.32	$ 28.34	$ 24.85	$ 19.34	$ 11.07
Total Return A	18.43%	16.23%	31.60%	74.71%	7.68%
Ratios to Average Net Assets C, G
Expenses before reductions	.87%	.89%	.95%	1.40%	4.32%
Expenses net of fee waivers, if any	.87%	.89%	.95%	1.25%	1.45%
Expenses net of all reductions	.86%	.85%	.93%	1.12%	1.09%
Net investment income (loss)	.67%	.94% E	.34% F, H	(.06)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 202,768	$ 61,720	$ 23,665	$ 5,521	$ 2,287
Portfolio turnover rate D	9%	11%	24%	73%	252%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, defaulted bonds, market discount, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 372,061,574
Unrealized depreciation	(52,452,623)
Net unrealized appreciation (depreciation)	319,608,951
Undistributed ordinary income	944,102
Undistributed long-term capital gain	10,258,647

Cost for federal income tax purposes	$ 1,732,678,190

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 1,952,113	$ 1,142,288
Long-term Capital Gains	1,692,907	2,744,022
Total	$ 3,645,020	$ 3,886,310

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,022,156,465 and $117,989,635, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,241,413	$ 50,998
Class T	.25%	.25%	1,645,750	155,999
Class B	.75%	.25%	1,203,103	902,327
Class C	.75%	.25%	2,911,776	1,768,605
			$ 7,002,042	$ 2,877,929

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,115,876
Class T	134,165
Class B*	194,915
Class C*	108,951
$ 1,553,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,204,434.24
Class T	745,058.23
Class B	347,812.29
Class C	630,875.22
Institutional Class	225,246.19
	$ 3,153,425

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company, FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,239 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,733 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $572,235.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,993 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,479. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 436
Institutional Class	2,913
$ 3,349

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 787,639	$ -
Class T	228,133	-
Institutional Class	287,467	31,864
Total	$ 1,303,239	$ 31,864

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 937,480	$ 1,669,757
Class T	637,464	705,188
Class B	190,432	459,037
Class C	376,084	557,021
Institutional Class	200,321	463,443
Total	$ 2,341,781	$ 3,854,446

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	15,839,207	9,156,143	$ 484,848,076	$ 241,722,913
Reinvestment of distributions	53,528	52,964	1,537,717	1,279,020
Shares redeemed	(3,779,594)	(2,742,586)	(114,966,270)	(71,898,681)
Net increase (decrease)	12,113,141	6,466,521	$ 371,419,523	$ 171,103,252
Class T
Shares sold	10,116,307	6,307,131	$ 305,434,450	$ 163,702,273
Reinvestment of distributions	28,708	27,325	814,969	652,707
Shares redeemed	(2,437,132)	(1,085,064)	(73,507,588)	(28,136,016)
Net increase (decrease)	7,707,883	5,249,392	$ 232,741,831	$ 136,218,964
Class B
Shares sold	2,237,834	2,246,800	$ 66,396,993	$ 57,268,579
Reinvestment of distributions	5,851	17,059	164,431	403,511
Shares redeemed	(910,897)	(423,440)	(26,961,331)	(10,755,660)
Net increase (decrease)	1,332,788	1,840,419	$ 39,600,093	$ 46,916,430
Class C
Shares sold	8,159,424	5,299,970	$ 242,227,814	$ 136,092,126
Reinvestment of distributions	10,064	17,826	282,445	420,739
Shares redeemed	(1,761,095)	(723,313)	(51,736,524)	(18,448,351)
Net increase (decrease)	6,408,393	4,594,483	$ 190,773,735	$ 118,064,514
Institutional Class
Shares sold	5,522,978	2,013,082	$ 171,166,854	$ 52,715,957
Reinvestment of distributions	7,352	6,379	212,731	154,846
Shares redeemed	(1,622,177)	(793,930)	(49,856,347)	(20,043,415)
Net increase (decrease)	3,908,153	1,225,531	$ 121,523,238	$ 32,827,388

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas T. Soviero (43)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero worked as a research analyst, manager and director of high-yield research. Mr. Soviero also serves as Senior Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/06	12/15/06	$.114	$.17

The fund hereby designates as capital gain dividend with respect to the taxable year ended November 30, 2006, $10,600,142 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 16% of the dividends distributed in December 2005, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Leveraged Company Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ALSFI-UANN-0107
1.786694.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.04%	10.56%	13.52%
Class T (incl. 3.50% sales charge)	9.39%	10.90%	13.62%
Class B (incl. contingent deferred sales charge) A	7.67%	10.75%	13.66%
Class C (incl. contingent deferred sales charge) B	11.67%	11.06%	13.37%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997, are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® Midcap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the year ending November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 13.57%, 13.36%, 12.62% and 12.66%, respectively (excluding sales charges), versus 11.62% for the S&P® MidCap 400 index. Stock selection in consumer discretionary and materials was especially helpful versus the index, as were strong results in diversified financials and a huge overweighting in telecommunication services. The top contributor was Canada-based Potash Corp. of Saskatchewan. Increasing demand for higher-protein food benefited fertilizer prices and the stock. Telecom services giant AT&T also helped, along with India-based Bharti Airtel, a wireless telecom services provider, video game retailer Gamestop and energy futures exchange IntercontinentalExchange (ICE). Conversely, my picks in technology and health care hurt, as did large underweightings in real estate and utilities. Further, although our telecom holdings topped the benchmark by a wide margin, their aggregate return fell short of the stocks in this sector within the S&P. Neurocrine Biosciences had the biggest negative impact. Unexpected delays in getting government approval of the company's insomnia medication, Indiplon, caused a sharp drop in the stock. Wireless telecom services provider Sprint Nextel and wireless handset software maker Openwave Systems also weighed on performance. All the stocks I mentioned except for Gamestop were out-of-index positions. ICE and Sprint Nextel were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,105.90	$ 5.81
HypotheticalA	$ 1,000.00	$ 1,019.55	$ 5.57
Class T
Actual	$ 1,000.00	$ 1,105.00	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.43
Class B
Actual	$ 1,000.00	$ 1,101.10	$ 10.11
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Class C
Actual	$ 1,000.00	$ 1,101.40	$ 9.80
HypotheticalA	$ 1,000.00	$ 1,015.74	$ 9.40
Institutional Class
Actual	$ 1,000.00	$ 1,107.50	$ 4.12
HypotheticalA	$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.10%
Class T	1.27%
Class B	1.92%
Class C	1.86%
Institutional Class	.78%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	6.5	6.0
AT&T, Inc.	5.1	3.9
Safeway, Inc.	3.0	1.8
Juniper Networks, Inc.	2.6	0.0
DeVry, Inc.	2.4	2.3
Flowserve Corp.	2.4	2.2
Electronic Arts, Inc.	2.4	2.0
Agilent Technologies, Inc.	2.3	0.0
Novelis, Inc.	2.2	1.5
Hertz Global Holdings, Inc.	2.1	0.0
	31.0
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.9	20.8
Industrials	18.1	15.0
Information Technology	18.0	18.6
Telecommunication Services	11.1	13.9
Energy	6.5	7.9
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 96.5%		Stocks 97.9%
	Bonds 0.7%		Bonds 0.3%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	21.8%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 1.0%
Renault SA	625,000	$ 74,900
Diversified Consumer Services - 4.9%
DeVry, Inc. (f)	7,080,600	185,653
Service Corp. International	4,657,900	45,973
Weight Watchers International, Inc.	3,151,700	154,244
		385,870
Hotels, Restaurants & Leisure - 2.8%
Bally Technologies, Inc. (a)	2,455,040	48,242
International Game Technology	2,176,500	95,287
Shuffle Master, Inc. (a)(e)(f)	2,301,168	71,658
		215,187
Household Durables - 6.5%
Harman International Industries, Inc. (e)(f)	4,870,880	505,791
Leisure Equipment & Products - 0.0%
Aruze Corp.	16,100	416
Media - 0.5%
The Walt Disney Co.	1,170,647	38,690
Multiline Retail - 2.5%
Federated Department Stores, Inc.	2,538,300	106,837
Sears Holdings Corp. (a)	534,800	91,675
		198,512
Specialty Retail - 2.2%
Asbury Automotive Group, Inc.	330,198	7,773
Gamestop Corp. Class A (a)(e)	2,912,139	163,225
		170,998
Textiles, Apparel & Luxury Goods - 0.5%
Phillips-Van Heusen Corp.	827,300	40,811
TOTAL CONSUMER DISCRETIONARY		1,631,175
CONSUMER STAPLES - 6.1%
Beverages - 3.1%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	1,083,441	39,762
Cott Corp. (a)(f)	3,821,900	52,038
Molson Coors Brewing Co. Class B	2,109,424	149,938
		241,738
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Safeway, Inc.	7,519,792	$ 231,685
TOTAL CONSUMER STAPLES		473,423
ENERGY - 6.5%
Energy Equipment & Services - 3.7%
National Oilwell Varco, Inc. (a)	2,342,856	155,823
SEACOR Holdings, Inc. (a)(f)	1,438,400	135,454
		291,277
Oil, Gas & Consumable Fuels - 2.8%
EXCO Resources, Inc.	3,869,900	56,810
Goodrich Petroleum Corp. (e)	942,500	41,432
Tesoro Corp.	826,200	58,206
Ultra Petroleum Corp. (a)	1,108,121	59,728
		216,176
TOTAL ENERGY		507,453
FINANCIALS - 5.1%
Capital Markets - 2.9%
Ashmore Group plc	10,428,700	45,863
Greenhill & Co., Inc. (e)	459,200	32,011
Jefferies Group, Inc.	1,234,700	35,794
Lazard Ltd. Class A	1,871,980	85,025
Thomas Weisel Partners Group, Inc.	1,248,500	26,618
		225,311
Insurance - 2.0%
Axis Capital Holdings Ltd.	1,150,744	39,390
Everest Re Group Ltd.	1,141,700	112,355
		151,745
Real Estate Investment Trusts - 0.2%
FBR Capital Markets Corp. (a)(g)	1,213,333	18,200
TOTAL FINANCIALS		395,256
HEALTH CARE - 4.9%
Biotechnology - 0.4%
Neurocrine Biosciences, Inc. (a)(e)(f)	3,578,114	33,062
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.0%
Advanced Medical Optics, Inc. (a)(e)	2,605,100	$ 91,205
Biosite, Inc. (a)(f)	1,380,896	67,415
		158,620
Health Care Providers & Services - 0.1%
Patterson Companies, Inc. (a)	210,800	7,823
Health Care Technology - 0.7%
IMS Health, Inc.	2,016,244	55,386
Life Sciences Tools & Services - 0.7%
Millipore Corp. (a)	776,400	53,114
Pharmaceuticals - 1.0%
Allergan, Inc.	661,440	77,111
TOTAL HEALTH CARE		385,116
INDUSTRIALS - 17.3%
Aerospace & Defense - 0.5%
Argon ST, Inc. (a)(f)	1,671,697	37,897
Airlines - 1.0%
AirAsia BHD (a)	85,484,900	36,150
US Airways Group, Inc. (a)	721,400	40,947
		77,097
Commercial Services & Supplies - 2.4%
FTI Consulting, Inc. (a)	754,449	20,280
Global Cash Access Holdings, Inc. (a)(f)	4,769,300	76,452
Knoll, Inc. (f)	4,249,303	88,428
		185,160
Construction & Engineering - 3.1%
Fluor Corp.	1,316,300	114,623
Foster Wheeler Ltd. (a)	381,383	20,595
Quanta Services, Inc. (a)(f)	5,942,800	108,932
		244,150
Electrical Equipment - 1.3%
ABB Ltd. sponsored ADR	6,332,100	103,087
Industrial Conglomerates - 2.1%
McDermott International, Inc. (a)	3,109,650	161,951
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 4.3%
Deere & Co.	1,565,600	$ 150,298
Flowserve Corp. (a)(f)	3,440,400	185,231
		335,529
Marine - 0.5%
Horizon Lines, Inc. Class A	1,288,600	35,437
Road & Rail - 2.1%
Hertz Global Holdings, Inc.	10,224,600	163,594
TOTAL INDUSTRIALS		1,343,902
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 7.3%
Harris Corp.	2,219,200	93,451
Juniper Networks, Inc. (a)	9,483,286	201,899
Lucent Technologies, Inc. (a)	46,114,400	117,592
Nokia Corp. sponsored ADR	7,883,900	159,412
		572,354
Electronic Equipment & Instruments - 2.3%
Agilent Technologies, Inc. (a)	5,720,600	182,144
Internet Software & Services - 0.8%
Openwave Systems, Inc. (a)(e)(f)	7,072,559	59,409
IT Services - 2.6%
MoneyGram International, Inc.	2,032,885	62,003
Western Union Co. (a)	6,016,400	137,174
		199,177
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A (a)	574,300	18,854
NVIDIA Corp. (a)	214,100	7,920
		26,774
Software - 4.7%
Electronic Arts, Inc. (a)	3,280,484	183,215
NAVTEQ Corp. (a)	2,874,300	102,814
Nintendo Co. Ltd.	332,100	79,160
		365,189
TOTAL INFORMATION TECHNOLOGY		1,405,047
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 5.7%
Chemicals - 3.5%
Mosaic Co. (a)	4,522,802	$ 96,336
Potash Corp. of Saskatchewan, Inc.	1,085,953	152,837
Sinochem Hong Kong Holding Ltd.	52,824,400	21,595
		270,768
Metals & Mining - 2.2%
Novelis, Inc. (f)	6,386,160	173,459
TOTAL MATERIALS		444,227
TELECOMMUNICATION SERVICES - 11.1%
Diversified Telecommunication Services - 7.1%
Arbinet-thexchange, Inc. (a)(f)	1,428,400	8,470
AT&T, Inc.	11,831,509	401,206
Global Crossing Ltd. (a)(f)	2,583,245	66,699
Level 3 Communications, Inc. (a)	14,244,506	76,066
		552,441
Wireless Telecommunication Services - 4.0%
American Tower Corp. Class A (a)	3,635,835	137,689
Bharti Airtel Ltd. (a)	7,759,399	113,477
Philippine Long Distance Telephone Co. sponsored ADR (e)	1,191,200	58,500
		309,666
TOTAL TELECOMMUNICATION SERVICES		862,107
UTILITIES - 0.5%
Gas Utilities - 0.5%
Questar Corp.	477,900	41,219
TOTAL COMMON STOCKS (Cost $6,146,473)		7,488,925
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.1%
Airlines - 0.1%
Skybus Airlines, Inc. Class A (a)(h)	2,300,000	11,500
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
European Capital Ltd. preference shares (h)	2,100,000	$ 27,808
TOTAL PREFERRED STOCKS (Cost $37,186)		39,308
Nonconvertible Bonds - 0.7%
	Principal Amount (000s)
INDUSTRIALS - 0.7%
Airlines - 0.7%
Northwest Airlines Corp. 10% 2/1/09 (d)	$ 27,305	22,800
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	9,615	8,077
8.875% 6/1/06 (d)	17,975	14,919
9.875% 3/15/07 (d)	4,775	4,059
		49,855
TOTAL NONCONVERTIBLE BONDS (Cost $29,986)		49,855
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	135,429,047	135,429
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	202,380,554	202,381
TOTAL MONEY MARKET FUNDS (Cost $337,810)		337,810
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $6,551,455)		7,915,898
NET OTHER ASSETS - (1.6)%		(121,786)
NET ASSETS - 100%		$ 7,794,112
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,200,000 or 0.2% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,308,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
European Capital Ltd. preference shares	8/22/05	$ 25,686
Skybus Airlines, Inc. Class A	3/20/06	$ 11,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,639
Fidelity Securities Lending Cash Central Fund	3,288
Total	$ 8,927
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acorda Therapeutics, Inc.	$ -	$ 9,900	$ 5,586	$ -	$ -
Advanced Medical Optics, Inc.	-	168,727	44,158	-	-
Aeropostale, Inc.	67,898	14,998	77,544	-	-
Other Affiliated Issuers - continued
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arbinet-thexchange, Inc.	$ 15,796	$ -	$ 6,749	$ -	$ 8,470
Argon ST, Inc.	24,634	25,334	1,336	-	37,897
Biosite, Inc.	-	64,900	-	-	67,415
Cott Corp.	-	64,549	-	-	52,038
Cytyc Corp.	172,432	13,965	173,967	-	-
DeVry, Inc.	-	161,732	755	-	185,653
Diana Shipping, Inc.	41,781	-	34,490	-	-
Essex Corp.	23,516	-	26,305	-	-
Flowserve Corp.	104,440	88,442	43,849	-	185,231
Global Cash Access Holdings, Inc.	41,664	46,260	27,509	-	76,452
Global Crossing Ltd.	-	51,340	-	-	66,699
Harman International Industries, Inc.	556,411	42,528	112,086	273	505,791
Horizon Lines, Inc. Class A	22,242	15,819	41,103	835	-
Knoll, Inc.	30,982	47,009	1,330	1,473	88,428
Neurocrine Biosciences, Inc.	120,218	94,494	58,189	-	33,062
Novelis, Inc.	118,047	30,553	26,015	1,469	173,459
Openwave Systems, Inc.	31,571	72,677	974	-	59,409
Phillips-Van Heusen Corp.	102,307	12,138	99,996	338	-
Quanta Services, Inc.	-	105,684	-	-	108,932
Salem Communications Corp. Class A	19,288	-	15,225	-	-
SEACOR Holdings, Inc.	82,564	40,068	23,896	-	135,454
Shuffle Master, Inc.	-	94,590	34,729	-	71,658
Texas Industries, Inc.	110,669	5	103,041	496	-
Universal Technical Institute, Inc.	68,127	14,129	68,710	-	-
Total	$ 1,754,587	$ 1,279,841	$ 1,027,542	$ 4,884	$ 1,856,048
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.2%
Canada	5.7%
Bermuda	4.5%
Panama	2.1%
Finland	2.0%
India	1.5%
Switzerland	1.3%
Japan	1.0%
France	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $199,339) - See accompanying schedule: Unaffiliated issuers (cost $4,640,524)	$ 5,722,040
Fidelity Central Funds (cost $337,810)	337,810
Other affiliated issuers (cost $1,573,121)	1,856,048
Total Investments (cost $6,551,455)		$ 7,915,898
Foreign currency held at value (cost $8,292)		8,527
Receivable for investments sold		191,625
Receivable for fund shares sold		5,103
Dividends receivable		2,541
Interest receivable		280
Other receivables		171
Total assets		8,124,145

Liabilities
Payable for investments purchased	$ 93,585
Payable for fund shares redeemed	24,857
Accrued management fee	3,625
Distribution fees payable	3,077
Other affiliated payables	1,479
Other payables and accrued expenses	1,029
Collateral on securities loaned, at value	202,381
Total liabilities		330,033

Net Assets		$ 7,794,112
Net Assets consist of:
Paid in capital		$ 5,771,600
Undistributed net investment income		668
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		658,716
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,363,128
Net Assets		$ 7,794,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,646,294 ÷ 63,080 shares)	$ 26.10

Maximum offering price per share (100/94.25 of $26.10)	$ 27.69
Class T: Net Asset Value and redemption price per share ($4,055,440 ÷ 154,148 shares)	$ 26.31

Maximum offering price per share (100/96.50 of $26.31)	$ 27.26
Class B: Net Asset Value and offering price per share ($763,463 ÷ 30,461 shares)A	$ 25.06

Class C: Net Asset Value and offering price per share ($524,672 ÷ 20,908 shares)A	$ 25.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($804,243 ÷ 29,896 shares)	$ 26.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $4,884 earned from other affiliated issuers)		$ 55,608
Interest		174
Income from Fidelity Central Funds (including $3,288 from security lending)		8,927
Total income		64,709

Expenses
Management fee	$ 44,179
Transfer agent fees	17,251
Distribution fees	38,088
Accounting and security lending fees	1,326
Custodian fees and expenses	518
Independent trustees' compensation	30
Registration fees	273
Audit	88
Legal	128
Interest	53
Miscellaneous	(360)
Total expenses before reductions	101,574
Expense reductions	(1,808)	99,766
Net investment income (loss)		(35,057)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	806,669
Other affiliated issuers	11,607
Foreign currency transactions	686
Total net realized gain (loss)		818,962
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $208)	171,874
Assets and liabilities in foreign currencies	(819)
Total change in net unrealized appreciation (depreciation)		171,055
Net gain (loss)		990,017
Net increase (decrease) in net assets resulting from operations		$ 954,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (35,057)	$ (30,393)
Net realized gain (loss)	818,962	1,190,202
Change in net unrealized appreciation (depreciation)	171,055	(361,652)
Net increase (decrease) in net assets resulting from operations	954,960	798,157
Distributions to shareholders from net realized gain	(1,021,388)	(385,126)
Share transactions - net increase (decrease)	(24,538)	(976,721)
Total increase (decrease) in net assets	(90,966)	(563,690)

Net Assets
Beginning of period	7,885,078	8,448,768
End of period (including undistributed net investment income of $668 and undistributed net investment income of $2, respectively)	$ 7,794,112	$ 7,885,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 24.84	$ 21.08	$ 15.73	$ 17.95
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	.03 F, H	(.06)	(.06)
Net realized and unrealized gain (loss)	3.26	2.68	3.73	5.41	(2.10)
Total from investment operations	3.20	2.64	3.76	5.35	(2.16)
Distributions from net investment income	-	-	-	-	(.06)
Distributions from net realized gain	(3.41)	(1.17)	-	-	-
Total distributions	(3.41)	(1.17)	-	-	(.06)
Net asset value, end of period	$ 26.10	$ 26.31	$ 24.84	$ 21.08	$ 15.73
Total Return A, B	13.57%	11.16%	17.84%	34.01%	(12.09)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.10%	1.15%	1.18%	1.21%	1.26%
Expenses net of fee waivers, if any	1.10%	1.15%	1.18%	1.21%	1.26%
Expenses net of all reductions	1.08%	1.08%	1.11%	1.07%	1.08%
Net investment income (loss)	(.25)%	(.18)%	.14% H	(.31)%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,646	$ 1,565	$ 1,479	$ 877	$ 384
Portfolio turnover rate E	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.48	$ 24.99	$ 21.24	$ 15.87	$ 18.09
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	-F, H, I	(.09)	(.09)
Net realized and unrealized gain (loss)	3.28	2.71	3.75	5.46	(2.13)
Total from investment operations	3.18	2.63	3.75	5.37	(2.22)
Distributions from net realized gain	(3.35)	(1.14)	-	-	-
Net asset value, end of period	$ 26.31	$ 26.48	$ 24.99	$ 21.24	$ 15.87
Total ReturnA, B	13.36%	11.01%	17.66%	33.84%	(12.27)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.28%	1.31%	1.32%	1.39%	1.44%
Expenses net of fee waivers, if any	1.28%	1.31%	1.32%	1.39%	1.44%
Expenses net of all reductions	1.26%	1.24%	1.25%	1.24%	1.26%
Net investment income (loss)	(.43)%	(.34)%	(.01)% I	(.48)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 4,055	$ 4,182	$ 4,698	$ 3,228	$ 1,712
Portfolio turnover rateE	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.35	$ 23.97	$ 20.51	$ 15.41	$ 17.66
Income from Investment Operations
Net investment income (loss) C	(.25)	(.23)	(.14) F,H	(.18)	(.18)
Net realized and unrealized gain (loss)	3.14	2.60	3.60	5.28	(2.07)
Total from investment operations	2.89	2.37	3.46	5.10	(2.25)
Distributions from net realized gain	(3.18)	(.99)	-	-	-
Net asset value, end of period	$ 25.06	$ 25.35	$ 23.97	$ 20.51	$ 15.41
Total Return A, B	12.62%	10.30%	16.87%	33.10%	(12.74)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.95%	1.97%	1.98%	1.98%
Expenses net of fee waivers, if any	1.92%	1.95%	1.97%	1.98%	1.98%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.84%	1.80%
Net investment income (loss)	(1.07)%	(.98)%	(.66)% H	(1.08)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 763	$ 874	$ 972	$ 829	$ 550
Portfolio turnover rate E	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 24.00	$ 20.52	$ 15.42	$ 17.66
Income from Investment Operations
Net investment income (loss) C	(.24)	(.22)	(.13) F,H	(.18)	(.17)
Net realized and unrealized gain (loss)	3.14	2.61	3.61	5.28	(2.07)
Total from investment operations	2.90	2.39	3.48	5.10	(2.24)
Distributions from net realized gain	(3.19)	(1.01)	-	-	-
Net asset value, end of period	$ 25.09	$ 25.38	$ 24.00	$ 20.52	$ 15.42
Total Return A, B	12.66%	10.38%	16.96%	33.07%	(12.68)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.90%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.86%	1.90%	1.92%	1.92%	1.93%
Expenses net of all reductions	1.84%	1.84%	1.85%	1.78%	1.75%
Net investment income (loss)	(1.01)%	(.93)%	(.60)% H	(1.02)%	(1.00)%
Supplemental Data
Net assets, end of period (in millions)	$ 525	$ 577	$ 653	$ 500	$ 296
Portfolio turnover rateE	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.04	$ 25.48	$ 21.54	$ 16.00	$ 18.22
Income from Investment Operations
Net investment income (loss) B	.02	.05	.12 E, G	.02	.02
Net realized and unrealized gain (loss)	3.35	2.76	3.82	5.52	(2.14)
Total from investment operations	3.37	2.81	3.94	5.54	(2.12)
Distributions from net investment income	-	-	-	-	(.10)
Distributions from net realized gain	(3.51)	(1.25)	-	-	-
Total distributions	(3.51)	(1.25)	-	-	(.10)
Net asset value, end of period	$ 26.90	$ 27.04	$ 25.48	$ 21.54	$ 16.00
Total Return A	13.90%	11.58%	18.29%	34.63%	(11.72)%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.79%	.79%	.81%	.82%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.81%	.82%
Expenses net of all reductions	.76%	.73%	.73%	.66%	.64%
Net investment income (loss)	.07%	.18%	.52% G	.09%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 804	$ 687	$ 647	$ 393	$ 221
Portfolio turnover rate D	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,567,671
Unrealized depreciation	(228,972)
Net unrealized appreciation (depreciation)	1,338,699
Undistributed ordinary income	104,448
Undistributed long-term capital gain	502,099

Cost for federal income tax purposes	$ 6,577,199

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 161,242	$ 70,190
Long-term Capital Gains	860,146	314,936
Total	$ 1,021,388	$ 385,126

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,979,747 and $12,130,428, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,049	$ 91
Class T	.25%	.25%	20,488	263
Class B	.75%	.25%	8,110	6,085
Class C	.75%	.25%	5,441	145
			$ 38,088	$ 6,584

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	61
Class B*	1,210
Class C*	10
$ 1,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,223.26
Class T	7,569.18
Class B	2,625.32
Class C	1,463.27
Institutional Class	1,371.19
	$ 17,251

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $141 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,425	4.88%	$ 53

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,392 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $292. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 40
Class T	69
Class C	5
Institutional Class	10
$ 124

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in

Annual Report

8. Other - continued

discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 208,630	$ 70,469
Class T	536,587	215,053
Class B	111,181	40,023
Class C	73,586	27,417
Institutional Class	91,404	32,164
Total	$ 1,021,388	$ 385,126

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	15,988	16,770	$ 390,056	$ 410,730
Reinvestment of distributions	8,225	2,749	198,611	65,696
Shares redeemed	(20,619)	(19,587)	(498,840)	(481,075)
Net increase (decrease)	3,594	(68)	$ 89,827	$ (4,649)
Class T
Shares sold	31,635	34,729	$ 779,229	$ 855,619
Reinvestment of distributions	21,301	8,564	519,267	206,157
Shares redeemed	(56,713)	(73,382)	(1,388,947)	(1,787,791)
Net increase (decrease)	(3,777)	(30,089)	$ (90,451)	$ (726,015)
Class B
Shares sold	819	1,024	$ 19,311	$ 24,029
Reinvestment of distributions	4,343	1,568	101,561	36,269
Shares redeemed	(9,180)	(8,654)	(214,240)	(203,872)
Net increase (decrease)	(4,018)	(6,062)	$ (93,368)	$ (143,574)
Class C
Shares sold	1,280	1,508	$ 30,094	$ 35,585
Reinvestment of distributions	2,674	1,003	62,595	23,222
Shares redeemed	(5,793)	(6,953)	(135,813)	(163,155)
Net increase (decrease)	(1,839)	(4,442)	$ (43,124)	$ (104,348)
Institutional Class
Shares sold	8,282	6,345	$ 206,249	$ 159,531
Reinvestment of distributions	3,018	1,055	74,855	25,853
Shares redeemed	(6,812)	(7,389)	(168,526)	(183,519)
Net increase (decrease)	4,488	11	$ 112,578	$ 1,865

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Peter Saperstone (39)

Year of Election or Appointment: 2001

Vice President of Advisor Mid Cap. Mr. Saperstone also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Saperstone worked as a research analyst and manager. Mr. Saperstone also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$0.00	$1.703
	01/08/07	01/05/07	$0.00	$0.37
Class T	12/11/06	12/08/06	$0.00	$1.654
	01/08/07	01/05/07	$0.00	$0.37
Class B	12/11/06	12/08/06	$0.00	$1.485
	01/08/07	01/05/07	$0.00	$0.37
Class C	12/11/06	12/08/06	$0.00	$1.507
	01/08/07	01/05/07	$0.00	$0.37

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $549,191,248, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 10% and 44%; Class T designates 12% and 44%; Class B designates 44% and 44%; and Class C designates 37% and 44% of the dividends distributed in December 2005 and January 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 70% and 19%; Class T designates 87% and 19%; Class B designates 100% and 19%; and Class C designates 100% and 19% of the dividends distributed in December 2005 and January 2006, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MC-UANN-0107
1.786695.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.90%	12.31%	14.66%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® Midcap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the year ending November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Institutional Class shares returned 13.90%, versus 11.62% for the S&P® MidCap 400 index. Stock selection in consumer discretionary and materials was especially helpful versus the index, as were strong results in diversified financials and a huge overweighting in telecommunication services. The top contributor was Canada-based Potash Corp. of Saskatchewan. Increasing demand for higher-protein food benefited fertilizer prices and the stock. Telecom services giant AT&T also helped, along with India-based Bharti Airtel, a wireless telecom services provider, video game retailer Gamestop and energy futures exchange IntercontinentalExchange (ICE). Conversely, my picks in technology and health care hurt, as did large underweightings in real estate and utilities. Further, although our telecom holdings topped the benchmark by a wide margin, their aggregate return fell short of the stocks in this sector within the S&P. Neurocrine Biosciences had the biggest negative impact. Unexpected delays in getting government approval of the company's insomnia medication, Indiplon, caused a sharp drop in the stock. Wireless telecom services provider Sprint Nextel and wireless handset software maker Openwave Systems also weighed on performance. All the stocks I mentioned except for Gamestop were out-of-index positions. ICE and Sprint Nextel were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,105.90	$ 5.81
HypotheticalA	$ 1,000.00	$ 1,019.55	$ 5.57
Class T
Actual	$ 1,000.00	$ 1,105.00	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.43
Class B
Actual	$ 1,000.00	$ 1,101.10	$ 10.11
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Class C
Actual	$ 1,000.00	$ 1,101.40	$ 9.80
HypotheticalA	$ 1,000.00	$ 1,015.74	$ 9.40
Institutional Class
Actual	$ 1,000.00	$ 1,107.50	$ 4.12
HypotheticalA	$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.10%
Class T	1.27%
Class B	1.92%
Class C	1.86%
Institutional Class	.78%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	6.5	6.0
AT&T, Inc.	5.1	3.9
Safeway, Inc.	3.0	1.8
Juniper Networks, Inc.	2.6	0.0
DeVry, Inc.	2.4	2.3
Flowserve Corp.	2.4	2.2
Electronic Arts, Inc.	2.4	2.0
Agilent Technologies, Inc.	2.3	0.0
Novelis, Inc.	2.2	1.5
Hertz Global Holdings, Inc.	2.1	0.0
	31.0
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.9	20.8
Industrials	18.1	15.0
Information Technology	18.0	18.6
Telecommunication Services	11.1	13.9
Energy	6.5	7.9
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 **
	Stocks 96.5%		Stocks 97.9%
	Bonds 0.7%		Bonds 0.3%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	21.8%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 1.0%
Renault SA	625,000	$ 74,900
Diversified Consumer Services - 4.9%
DeVry, Inc. (f)	7,080,600	185,653
Service Corp. International	4,657,900	45,973
Weight Watchers International, Inc.	3,151,700	154,244
		385,870
Hotels, Restaurants & Leisure - 2.8%
Bally Technologies, Inc. (a)	2,455,040	48,242
International Game Technology	2,176,500	95,287
Shuffle Master, Inc. (a)(e)(f)	2,301,168	71,658
		215,187
Household Durables - 6.5%
Harman International Industries, Inc. (e)(f)	4,870,880	505,791
Leisure Equipment & Products - 0.0%
Aruze Corp.	16,100	416
Media - 0.5%
The Walt Disney Co.	1,170,647	38,690
Multiline Retail - 2.5%
Federated Department Stores, Inc.	2,538,300	106,837
Sears Holdings Corp. (a)	534,800	91,675
		198,512
Specialty Retail - 2.2%
Asbury Automotive Group, Inc.	330,198	7,773
Gamestop Corp. Class A (a)(e)	2,912,139	163,225
		170,998
Textiles, Apparel & Luxury Goods - 0.5%
Phillips-Van Heusen Corp.	827,300	40,811
TOTAL CONSUMER DISCRETIONARY		1,631,175
CONSUMER STAPLES - 6.1%
Beverages - 3.1%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	1,083,441	39,762
Cott Corp. (a)(f)	3,821,900	52,038
Molson Coors Brewing Co. Class B	2,109,424	149,938
		241,738
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Safeway, Inc.	7,519,792	$ 231,685
TOTAL CONSUMER STAPLES		473,423
ENERGY - 6.5%
Energy Equipment & Services - 3.7%
National Oilwell Varco, Inc. (a)	2,342,856	155,823
SEACOR Holdings, Inc. (a)(f)	1,438,400	135,454
		291,277
Oil, Gas & Consumable Fuels - 2.8%
EXCO Resources, Inc.	3,869,900	56,810
Goodrich Petroleum Corp. (e)	942,500	41,432
Tesoro Corp.	826,200	58,206
Ultra Petroleum Corp. (a)	1,108,121	59,728
		216,176
TOTAL ENERGY		507,453
FINANCIALS - 5.1%
Capital Markets - 2.9%
Ashmore Group plc	10,428,700	45,863
Greenhill & Co., Inc. (e)	459,200	32,011
Jefferies Group, Inc.	1,234,700	35,794
Lazard Ltd. Class A	1,871,980	85,025
Thomas Weisel Partners Group, Inc.	1,248,500	26,618
		225,311
Insurance - 2.0%
Axis Capital Holdings Ltd.	1,150,744	39,390
Everest Re Group Ltd.	1,141,700	112,355
		151,745
Real Estate Investment Trusts - 0.2%
FBR Capital Markets Corp. (a)(g)	1,213,333	18,200
TOTAL FINANCIALS		395,256
HEALTH CARE - 4.9%
Biotechnology - 0.4%
Neurocrine Biosciences, Inc. (a)(e)(f)	3,578,114	33,062
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.0%
Advanced Medical Optics, Inc. (a)(e)	2,605,100	$ 91,205
Biosite, Inc. (a)(f)	1,380,896	67,415
		158,620
Health Care Providers & Services - 0.1%
Patterson Companies, Inc. (a)	210,800	7,823
Health Care Technology - 0.7%
IMS Health, Inc.	2,016,244	55,386
Life Sciences Tools & Services - 0.7%
Millipore Corp. (a)	776,400	53,114
Pharmaceuticals - 1.0%
Allergan, Inc.	661,440	77,111
TOTAL HEALTH CARE		385,116
INDUSTRIALS - 17.3%
Aerospace & Defense - 0.5%
Argon ST, Inc. (a)(f)	1,671,697	37,897
Airlines - 1.0%
AirAsia BHD (a)	85,484,900	36,150
US Airways Group, Inc. (a)	721,400	40,947
		77,097
Commercial Services & Supplies - 2.4%
FTI Consulting, Inc. (a)	754,449	20,280
Global Cash Access Holdings, Inc. (a)(f)	4,769,300	76,452
Knoll, Inc. (f)	4,249,303	88,428
		185,160
Construction & Engineering - 3.1%
Fluor Corp.	1,316,300	114,623
Foster Wheeler Ltd. (a)	381,383	20,595
Quanta Services, Inc. (a)(f)	5,942,800	108,932
		244,150
Electrical Equipment - 1.3%
ABB Ltd. sponsored ADR	6,332,100	103,087
Industrial Conglomerates - 2.1%
McDermott International, Inc. (a)	3,109,650	161,951
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 4.3%
Deere & Co.	1,565,600	$ 150,298
Flowserve Corp. (a)(f)	3,440,400	185,231
		335,529
Marine - 0.5%
Horizon Lines, Inc. Class A	1,288,600	35,437
Road & Rail - 2.1%
Hertz Global Holdings, Inc.	10,224,600	163,594
TOTAL INDUSTRIALS		1,343,902
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 7.3%
Harris Corp.	2,219,200	93,451
Juniper Networks, Inc. (a)	9,483,286	201,899
Lucent Technologies, Inc. (a)	46,114,400	117,592
Nokia Corp. sponsored ADR	7,883,900	159,412
		572,354
Electronic Equipment & Instruments - 2.3%
Agilent Technologies, Inc. (a)	5,720,600	182,144
Internet Software & Services - 0.8%
Openwave Systems, Inc. (a)(e)(f)	7,072,559	59,409
IT Services - 2.6%
MoneyGram International, Inc.	2,032,885	62,003
Western Union Co. (a)	6,016,400	137,174
		199,177
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A (a)	574,300	18,854
NVIDIA Corp. (a)	214,100	7,920
		26,774
Software - 4.7%
Electronic Arts, Inc. (a)	3,280,484	183,215
NAVTEQ Corp. (a)	2,874,300	102,814
Nintendo Co. Ltd.	332,100	79,160
		365,189
TOTAL INFORMATION TECHNOLOGY		1,405,047
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 5.7%
Chemicals - 3.5%
Mosaic Co. (a)	4,522,802	$ 96,336
Potash Corp. of Saskatchewan, Inc.	1,085,953	152,837
Sinochem Hong Kong Holding Ltd.	52,824,400	21,595
		270,768
Metals & Mining - 2.2%
Novelis, Inc. (f)	6,386,160	173,459
TOTAL MATERIALS		444,227
TELECOMMUNICATION SERVICES - 11.1%
Diversified Telecommunication Services - 7.1%
Arbinet-thexchange, Inc. (a)(f)	1,428,400	8,470
AT&T, Inc.	11,831,509	401,206
Global Crossing Ltd. (a)(f)	2,583,245	66,699
Level 3 Communications, Inc. (a)	14,244,506	76,066
		552,441
Wireless Telecommunication Services - 4.0%
American Tower Corp. Class A (a)	3,635,835	137,689
Bharti Airtel Ltd. (a)	7,759,399	113,477
Philippine Long Distance Telephone Co. sponsored ADR (e)	1,191,200	58,500
		309,666
TOTAL TELECOMMUNICATION SERVICES		862,107
UTILITIES - 0.5%
Gas Utilities - 0.5%
Questar Corp.	477,900	41,219
TOTAL COMMON STOCKS (Cost $6,146,473)		7,488,925
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.1%
Airlines - 0.1%
Skybus Airlines, Inc. Class A (a)(h)	2,300,000	11,500
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
European Capital Ltd. preference shares (h)	2,100,000	$ 27,808
TOTAL PREFERRED STOCKS (Cost $37,186)		39,308
Nonconvertible Bonds - 0.7%
	Principal Amount (000s)
INDUSTRIALS - 0.7%
Airlines - 0.7%
Northwest Airlines Corp. 10% 2/1/09 (d)	$ 27,305	22,800
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	9,615	8,077
8.875% 6/1/06 (d)	17,975	14,919
9.875% 3/15/07 (d)	4,775	4,059
		49,855
TOTAL NONCONVERTIBLE BONDS (Cost $29,986)		49,855
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	135,429,047	135,429
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	202,380,554	202,381
TOTAL MONEY MARKET FUNDS (Cost $337,810)		337,810
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $6,551,455)		7,915,898
NET OTHER ASSETS - (1.6)%		(121,786)
NET ASSETS - 100%		$ 7,794,112
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,200,000 or 0.2% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,308,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
European Capital Ltd. preference shares	8/22/05	$ 25,686
Skybus Airlines, Inc. Class A	3/20/06	$ 11,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,639
Fidelity Securities Lending Cash Central Fund	3,288
Total	$ 8,927
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acorda Therapeutics, Inc.	$ -	$ 9,900	$ 5,586	$ -	$ -
Advanced Medical Optics, Inc.	-	168,727	44,158	-	-
Aeropostale, Inc.	67,898	14,998	77,544	-	-
Other Affiliated Issuers - continued
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arbinet-thexchange, Inc.	$ 15,796	$ -	$ 6,749	$ -	$ 8,470
Argon ST, Inc.	24,634	25,334	1,336	-	37,897
Biosite, Inc.	-	64,900	-	-	67,415
Cott Corp.	-	64,549	-	-	52,038
Cytyc Corp.	172,432	13,965	173,967	-	-
DeVry, Inc.	-	161,732	755	-	185,653
Diana Shipping, Inc.	41,781	-	34,490	-	-
Essex Corp.	23,516	-	26,305	-	-
Flowserve Corp.	104,440	88,442	43,849	-	185,231
Global Cash Access Holdings, Inc.	41,664	46,260	27,509	-	76,452
Global Crossing Ltd.	-	51,340	-	-	66,699
Harman International Industries, Inc.	556,411	42,528	112,086	273	505,791
Horizon Lines, Inc. Class A	22,242	15,819	41,103	835	-
Knoll, Inc.	30,982	47,009	1,330	1,473	88,428
Neurocrine Biosciences, Inc.	120,218	94,494	58,189	-	33,062
Novelis, Inc.	118,047	30,553	26,015	1,469	173,459
Openwave Systems, Inc.	31,571	72,677	974	-	59,409
Phillips-Van Heusen Corp.	102,307	12,138	99,996	338	-
Quanta Services, Inc.	-	105,684	-	-	108,932
Salem Communications Corp. Class A	19,288	-	15,225	-	-
SEACOR Holdings, Inc.	82,564	40,068	23,896	-	135,454
Shuffle Master, Inc.	-	94,590	34,729	-	71,658
Texas Industries, Inc.	110,669	5	103,041	496	-
Universal Technical Institute, Inc.	68,127	14,129	68,710	-	-
Total	$ 1,754,587	$ 1,279,841	$ 1,027,542	$ 4,884	$ 1,856,048
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.2%
Canada	5.7%
Bermuda	4.5%
Panama	2.1%
Finland	2.0%
India	1.5%
Switzerland	1.3%
Japan	1.0%
France	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $199,339) - See accompanying schedule: Unaffiliated issuers (cost $4,640,524)	$ 5,722,040
Fidelity Central Funds (cost $337,810)	337,810
Other affiliated issuers (cost $1,573,121)	1,856,048
Total Investments (cost $6,551,455)		$ 7,915,898
Foreign currency held at value (cost $8,292)		8,527
Receivable for investments sold		191,625
Receivable for fund shares sold		5,103
Dividends receivable		2,541
Interest receivable		280
Other receivables		171
Total assets		8,124,145

Liabilities
Payable for investments purchased	$ 93,585
Payable for fund shares redeemed	24,857
Accrued management fee	3,625
Distribution fees payable	3,077
Other affiliated payables	1,479
Other payables and accrued expenses	1,029
Collateral on securities loaned, at value	202,381
Total liabilities		330,033

Net Assets		$ 7,794,112
Net Assets consist of:
Paid in capital		$ 5,771,600
Undistributed net investment income		668
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		658,716
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,363,128
Net Assets		$ 7,794,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,646,294 ÷ 63,080 shares)	$ 26.10

Maximum offering price per share (100/94.25 of $26.10)	$ 27.69
Class T: Net Asset Value and redemption price per share ($4,055,440 ÷ 154,148 shares)	$ 26.31

Maximum offering price per share (100/96.50 of $26.31)	$ 27.26
Class B: Net Asset Value and offering price per share ($763,463 ÷ 30,461 shares)A	$ 25.06

Class C: Net Asset Value and offering price per share ($524,672 ÷ 20,908 shares)A	$ 25.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($804,243 ÷ 29,896 shares)	$ 26.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $4,884 earned from other affiliated issuers)		$ 55,608
Interest		174
Income from Fidelity Central Funds (including $3,288 from security lending)		8,927
Total income		64,709

Expenses
Management fee	$ 44,179
Transfer agent fees	17,251
Distribution fees	38,088
Accounting and security lending fees	1,326
Custodian fees and expenses	518
Independent trustees' compensation	30
Registration fees	273
Audit	88
Legal	128
Interest	53
Miscellaneous	(360)
Total expenses before reductions	101,574
Expense reductions	(1,808)	99,766
Net investment income (loss)		(35,057)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	806,669
Other affiliated issuers	11,607
Foreign currency transactions	686
Total net realized gain (loss)		818,962
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $208)	171,874
Assets and liabilities in foreign currencies	(819)
Total change in net unrealized appreciation (depreciation)		171,055
Net gain (loss)		990,017
Net increase (decrease) in net assets resulting from operations		$ 954,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (35,057)	$ (30,393)
Net realized gain (loss)	818,962	1,190,202
Change in net unrealized appreciation (depreciation)	171,055	(361,652)
Net increase (decrease) in net assets resulting from operations	954,960	798,157
Distributions to shareholders from net realized gain	(1,021,388)	(385,126)
Share transactions - net increase (decrease)	(24,538)	(976,721)
Total increase (decrease) in net assets	(90,966)	(563,690)

Net Assets
Beginning of period	7,885,078	8,448,768
End of period (including undistributed net investment income of $668 and undistributed net investment income of $2, respectively)	$ 7,794,112	$ 7,885,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 24.84	$ 21.08	$ 15.73	$ 17.95
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	.03 F, H	(.06)	(.06)
Net realized and unrealized gain (loss)	3.26	2.68	3.73	5.41	(2.10)
Total from investment operations	3.20	2.64	3.76	5.35	(2.16)
Distributions from net investment income	-	-	-	-	(.06)
Distributions from net realized gain	(3.41)	(1.17)	-	-	-
Total distributions	(3.41)	(1.17)	-	-	(.06)
Net asset value, end of period	$ 26.10	$ 26.31	$ 24.84	$ 21.08	$ 15.73
Total Return A, B	13.57%	11.16%	17.84%	34.01%	(12.09)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.10%	1.15%	1.18%	1.21%	1.26%
Expenses net of fee waivers, if any	1.10%	1.15%	1.18%	1.21%	1.26%
Expenses net of all reductions	1.08%	1.08%	1.11%	1.07%	1.08%
Net investment income (loss)	(.25)%	(.18)%	.14% H	(.31)%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,646	$ 1,565	$ 1,479	$ 877	$ 384
Portfolio turnover rate E	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.48	$ 24.99	$ 21.24	$ 15.87	$ 18.09
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	-F, H, I	(.09)	(.09)
Net realized and unrealized gain (loss)	3.28	2.71	3.75	5.46	(2.13)
Total from investment operations	3.18	2.63	3.75	5.37	(2.22)
Distributions from net realized gain	(3.35)	(1.14)	-	-	-
Net asset value, end of period	$ 26.31	$ 26.48	$ 24.99	$ 21.24	$ 15.87
Total ReturnA, B	13.36%	11.01%	17.66%	33.84%	(12.27)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.28%	1.31%	1.32%	1.39%	1.44%
Expenses net of fee waivers, if any	1.28%	1.31%	1.32%	1.39%	1.44%
Expenses net of all reductions	1.26%	1.24%	1.25%	1.24%	1.26%
Net investment income (loss)	(.43)%	(.34)%	(.01)% I	(.48)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 4,055	$ 4,182	$ 4,698	$ 3,228	$ 1,712
Portfolio turnover rateE	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.35	$ 23.97	$ 20.51	$ 15.41	$ 17.66
Income from Investment Operations
Net investment income (loss) C	(.25)	(.23)	(.14) F,H	(.18)	(.18)
Net realized and unrealized gain (loss)	3.14	2.60	3.60	5.28	(2.07)
Total from investment operations	2.89	2.37	3.46	5.10	(2.25)
Distributions from net realized gain	(3.18)	(.99)	-	-	-
Net asset value, end of period	$ 25.06	$ 25.35	$ 23.97	$ 20.51	$ 15.41
Total Return A, B	12.62%	10.30%	16.87%	33.10%	(12.74)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.95%	1.97%	1.98%	1.98%
Expenses net of fee waivers, if any	1.92%	1.95%	1.97%	1.98%	1.98%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.84%	1.80%
Net investment income (loss)	(1.07)%	(.98)%	(.66)% H	(1.08)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 763	$ 874	$ 972	$ 829	$ 550
Portfolio turnover rate E	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 24.00	$ 20.52	$ 15.42	$ 17.66
Income from Investment Operations
Net investment income (loss) C	(.24)	(.22)	(.13) F,H	(.18)	(.17)
Net realized and unrealized gain (loss)	3.14	2.61	3.61	5.28	(2.07)
Total from investment operations	2.90	2.39	3.48	5.10	(2.24)
Distributions from net realized gain	(3.19)	(1.01)	-	-	-
Net asset value, end of period	$ 25.09	$ 25.38	$ 24.00	$ 20.52	$ 15.42
Total Return A, B	12.66%	10.38%	16.96%	33.07%	(12.68)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.90%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.86%	1.90%	1.92%	1.92%	1.93%
Expenses net of all reductions	1.84%	1.84%	1.85%	1.78%	1.75%
Net investment income (loss)	(1.01)%	(.93)%	(.60)% H	(1.02)%	(1.00)%
Supplemental Data
Net assets, end of period (in millions)	$ 525	$ 577	$ 653	$ 500	$ 296
Portfolio turnover rateE	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.04	$ 25.48	$ 21.54	$ 16.00	$ 18.22
Income from Investment Operations
Net investment income (loss) B	.02	.05	.12 E, G	.02	.02
Net realized and unrealized gain (loss)	3.35	2.76	3.82	5.52	(2.14)
Total from investment operations	3.37	2.81	3.94	5.54	(2.12)
Distributions from net investment income	-	-	-	-	(.10)
Distributions from net realized gain	(3.51)	(1.25)	-	-	-
Total distributions	(3.51)	(1.25)	-	-	(.10)
Net asset value, end of period	$ 26.90	$ 27.04	$ 25.48	$ 21.54	$ 16.00
Total Return A	13.90%	11.58%	18.29%	34.63%	(11.72)%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.79%	.79%	.81%	.82%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.81%	.82%
Expenses net of all reductions	.76%	.73%	.73%	.66%	.64%
Net investment income (loss)	.07%	.18%	.52% G	.09%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 804	$ 687	$ 647	$ 393	$ 221
Portfolio turnover rate D	142%	138%	130%	164%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or tatal return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,567,671
Unrealized depreciation	(228,972)
Net unrealized appreciation (depreciation)	1,338,699
Undistributed ordinary income	104,448
Undistributed long-term capital gain	502,099

Cost for federal income tax purposes	$ 6,577,199

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 161,242	$ 70,190
Long-term Capital Gains	860,146	314,936
Total	$ 1,021,388	$ 385,126

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,979,747 and $12,130,428, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,049	$ 91
Class T	.25%	.25%	20,488	263
Class B	.75%	.25%	8,110	6,085
Class C	.75%	.25%	5,441	145
			$ 38,088	$ 6,584

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	61
Class B*	1,210
Class C*	10
$ 1,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,223.26
Class T	7,569.18
Class B	2,625.32
Class C	1,463.27
Institutional Class	1,371.19
	$ 17,251

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $141 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,425	4.88%	$ 53

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,392 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $292. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 40
Class T	69
Class C	5
Institutional Class	10
$ 124

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 208,630	$ 70,469
Class T	536,587	215,053
Class B	111,181	40,023
Class C	73,586	27,417
Institutional Class	91,404	32,164
Total	$ 1,021,388	$ 385,126

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	15,988	16,770	$ 390,056	$ 410,730
Reinvestment of distributions	8,225	2,749	198,611	65,696
Shares redeemed	(20,619)	(19,587)	(498,840)	(481,075)
Net increase (decrease)	3,594	(68)	$ 89,827	$ (4,649)
Class T
Shares sold	31,635	34,729	$ 779,229	$ 855,619
Reinvestment of distributions	21,301	8,564	519,267	206,157
Shares redeemed	(56,713)	(73,382)	(1,388,947)	(1,787,791)
Net increase (decrease)	(3,777)	(30,089)	$ (90,451)	$ (726,015)
Class B
Shares sold	819	1,024	$ 19,311	$ 24,029
Reinvestment of distributions	4,343	1,568	101,561	36,269
Shares redeemed	(9,180)	(8,654)	(214,240)	(203,872)
Net increase (decrease)	(4,018)	(6,062)	$ (93,368)	$ (143,574)
Class C
Shares sold	1,280	1,508	$ 30,094	$ 35,585
Reinvestment of distributions	2,674	1,003	62,595	23,222
Shares redeemed	(5,793)	(6,953)	(135,813)	(163,155)
Net increase (decrease)	(1,839)	(4,442)	$ (43,124)	$ (104,348)
Institutional Class
Shares sold	8,282	6,345	$ 206,249	$ 159,531
Reinvestment of distributions	3,018	1,055	74,855	25,853
Shares redeemed	(6,812)	(7,389)	(168,526)	(183,519)
Net increase (decrease)	4,488	11	$ 112,578	$ 1,865

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Peter Saperstone (39)

Year of Election or Appointment: 2001

Vice President of Advisor Mid Cap. Mr. Saperstone also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Saperstone worked as a research analyst and manager. Mr. Saperstone also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/11/06	12/08/06	$0.00	$1.789
	01/08/07	01/05/07	$0.00	$0.37

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $549,191,248, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 8% and 44% of the dividends distributed in December 2005 and January 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 54% and 19% the dividends distributed in December 2005 and January 2006, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management
& Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MCI-UANN-0107
1.786696.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	3.32%	10.38%	13.53%
Class T (incl. 3.50% sales charge)	5.57%	10.67%	13.59%
Class B (incl. contingent deferred sales charge) B	4.26%	10.56%	13.57%
Class C (incl. contingent deferred sales charge) C	7.88%	10.88%	13.53%

A From September 9, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Class A, Class T, Class B and Class C shares gained 9.62%, 9.40%, 8.75% and 8.78%, respectively (excluding sales charges), lagging the Russell 2000. Hurting the most versus the index were the financials and health care sectors. In financials, the fund was underweighted in strong-performing real estate investment trusts (REITs) and diversified financials. Within health care, poor stock picking and an overweighting in the equipment and services group detracted. A temporary increase in the fund's cash position also hurt. The fund benefited from positive stock selection in technology and telecommunication services. Favorable weightings in both sectors also helped. Among individual detractors, Cleveland-Cliffs, an iron ore producer, was hurt by slowing growth in iron ore prices. Nelnet, a company not included in the index that provides student loans and other college financing services, was held back by bad business execution and regulatory concerns about high interest rate loans. Mercury Computer, a provider of specialized computer systems, also disappointed. Cleveland-Cliffs, Nelnet and Mercury were sold prior to period end. On the positive side, wire and cable manufacturer Belden CDT benefited as its new CEO started to implement his turnaround plan. Mettler-Toledo International, a manufacturer of precision scales that was not found in the Russell index, continued to grow strongly above expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,041.40	$ 6.70
Hypothetical A	$ 1,000.00	$ 1,018.50	$ 6.63
Class T
Actual	$ 1,000.00	$ 1,040.10	$ 7.67
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,037.10	$ 10.78
Hypothetical A	$ 1,000.00	$ 1,014.49	$ 10.66
Class C
Actual	$ 1,000.00	$ 1,037.30	$ 10.57
Hypothetical A	$ 1,000.00	$ 1,014.69	$ 10.45
Institutional Class
Actual	$ 1,000.00	$ 1,043.10	$ 5.02
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.31%
Class T	1.50%
Class B	2.11%
Class C	2.07%
Institutional Class	.98%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Belden CDT, Inc.	3.0	1.6
Mettler-Toledo International, Inc.	2.5	2.1
Fair, Isaac & Co., Inc.	2.0	0.0
Alliant Techsystems, Inc.	2.0	2.2
FTI Consulting, Inc.	1.9	1.0
Hilb Rogal & Hobbs Co.	1.8	1.5
Penn National Gaming, Inc.	1.7	1.1
Reinsurance Group of America, Inc.	1.6	0.9
RadioShack Corp.	1.6	0.0
LifePoint Hospitals, Inc.	1.6	1.8
	19.7
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.6	13.6
Information Technology	17.4	17.8
Financials	15.0	12.5
Consumer Discretionary	13.5	14.3
Health Care	9.7	16.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 87.4%		Stocks 92.8%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 12.5%		Short-Term Investments and Net Other Assets 7.2%
* Foreign investments	15.0%	** Foreign investments	13.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.5%
Aftermarket Technology Corp. (a)	946,600	$ 18,383
Diversified Consumer Services - 0.2%
IBT Education Ltd.	9,600	14
Regis Corp.	208,700	7,995
		8,009
Hotels, Restaurants & Leisure - 2.2%
Domino's Pizza, Inc.	594,400	16,322
Penn National Gaming, Inc. (a)	1,552,741	57,405
		73,727
Household Durables - 1.7%
Helen of Troy Ltd. (a)	746,255	17,634
Jarden Corp. (a)	458,050	16,939
Samson Holding Ltd.	39,466,000	22,831
		57,404
Internet & Catalog Retail - 0.9%
Priceline.com, Inc. (a)(d)	726,300	28,682
Leisure Equipment & Products - 0.5%
Jumbo SA	777,600	16,269
Media - 1.9%
Aeroplan Income Fund (d)	1,357,600	20,209
Harte-Hanks, Inc.	620,405	16,068
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,222,400	14,192
STW Group Ltd.	5,369,966	14,108
		64,577
Specialty Retail - 3.2%
Lithia Motors, Inc. Class A (sub. vtg.)	696,200	18,004
Pacific Sunwear of California, Inc. (a)	1,007,800	19,834
RadioShack Corp.	3,012,400	52,807
Sally Beauty Holdings, Inc. (a)	1,990,600	18,433
		109,078
Textiles, Apparel & Luxury Goods - 2.3%
Asics Corp.	4,000,000	50,851
Quiksilver, Inc. (a)	1,800,000	26,190
		77,041
TOTAL CONSUMER DISCRETIONARY		453,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 0.2%
Valor Co. Ltd.	619,700	$ 8,097
Food Products - 0.2%
Binggrea Co. Ltd.	133,180	5,983
Household Products - 1.0%
Central Garden & Pet Co. Class A (a)	642,200	33,523
Personal Products - 2.1%
Chattem, Inc. (a)(e)	1,033,400	50,368
Prestige Brands Holdings, Inc. (a)	1,809,251	21,675
		72,043
TOTAL CONSUMER STAPLES		119,646
ENERGY - 5.9%
Energy Equipment & Services - 1.3%
Universal Compression Holdings, Inc. (a)	722,500	45,481
Oil, Gas & Consumable Fuels - 4.6%
Forest Oil Corp. (a)	449,635	15,980
Mariner Energy, Inc. (a)	869,789	18,222
Petrohawk Energy Corp. (a)	2,708,075	35,124
Petroleum Development Corp. (a)	674,038	28,465
Plains Exploration & Production Co. (a)	739,600	34,820
World Fuel Services Corp.	458,200	22,223
		154,834
TOTAL ENERGY		200,315
FINANCIALS - 15.0%
Commercial Banks - 1.7%
East West Bancorp, Inc.	561,000	19,977
EuroBancshares, Inc. (a)	837,648	7,757
Nara Bancorp, Inc.	99,890	2,026
Oriental Financial Group, Inc.	817,900	9,422
UCBH Holdings, Inc.	264,419	4,458
Wilshire Bancorp, Inc.	661,000	12,632
		56,272
Diversified Financial Services - 0.3%
Marlin Business Services Corp. (a)	444,340	9,633
Insurance - 9.7%
Affirmative Insurance Holdings, Inc.	669,421	10,784
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Aspen Insurance Holdings Ltd.	1,639,800	$ 44,193
Hilb Rogal & Hobbs Co.	1,484,800	61,768
Mercer Insurance Group, Inc. (e)	385,000	7,781
Montpelier Re Holdings Ltd.	453,800	8,640
Philadelphia Consolidated Holdings Corp. (a)	871,024	38,804
Platinum Underwriters Holdings Ltd.	1,171,370	35,645
Protective Life Corp.	690,100	32,587
Reinsurance Group of America, Inc.	1,004,900	55,440
StanCorp Financial Group, Inc.	687,200	31,206
		326,848
Real Estate Investment Trusts - 1.9%
Cedar Shopping Centers, Inc.	384,500	7,013
Education Realty Trust, Inc.	862,700	13,570
FelCor Lodging Trust, Inc.	638,800	14,060
Realty Income Corp.	1,136,900	31,219
		65,862
Real Estate Management & Development - 0.7%
Pirelli & C. Real Estate Spa	364,268	25,146
Thrifts & Mortgage Finance - 0.7%
Doral Financial Corp.	680,200	2,755
W Holding Co., Inc.	3,333,262	20,466
		23,221
TOTAL FINANCIALS		506,982
HEALTH CARE - 9.7%
Health Care Equipment & Supplies - 5.2%
CONMED Corp. (a)	790,594	17,496
Cooper Companies, Inc.	730,800	39,441
DJO, Inc. (a)	1,053,373	44,789
Medical Action Industries, Inc. (a)	500,054	15,712
Medisize Holding AG (a)(e)	252,990	15,829
Merit Medical Systems, Inc. (a)	686,223	10,986
Orthofix International NV (a)	708,758	30,824
		175,077
Health Care Providers & Services - 4.5%
Allied Healthcare International, Inc. (a)(e)	2,567,000	5,391
AmSurg Corp. (a)	1,060,519	21,772
Community Health Systems, Inc. (a)	1,009,000	35,315
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
LifePoint Hospitals, Inc. (a)	1,512,635	$ 52,504
Odyssey Healthcare, Inc. (a)	164,300	2,034
Pediatrix Medical Group, Inc. (a)	351,100	16,905
United Drug PLC (Ireland)	3,579,100	16,967
		150,888
TOTAL HEALTH CARE		325,965
INDUSTRIALS - 17.6%
Aerospace & Defense - 2.9%
Alliant Techsystems, Inc. (a)	869,310	67,206
DRS Technologies, Inc.	357,000	17,739
Moog, Inc. Class A (a)	400,000	14,632
		99,577
Air Freight & Logistics - 1.0%
Mainfreight Ltd.	1,334,834	7,399
Pacer International, Inc.	894,900	26,802
		34,201
Building Products - 0.7%
NCI Building Systems, Inc. (a)	404,800	22,337
Commercial Services & Supplies - 4.0%
Corrections Corp. of America (a)	349,936	15,905
FTI Consulting, Inc. (a)(e)	2,473,500	66,488
Navigant Consulting, Inc. (a)	1,900,000	36,195
Prosegur Comp Securidad SA (Reg.)	529,800	17,195
		135,783
Construction & Engineering - 0.5%
URS Corp. (a)	365,000	16,118
Electrical Equipment - 3.0%
Belden CDT, Inc. (e)	2,512,913	100,040
Industrial Conglomerates - 1.8%
Bidvest Group Ltd.	1,066,600	18,998
DCC PLC (Ireland)	1,395,800	42,511
		61,509
Machinery - 0.7%
Actuant Corp. Class A	423,600	22,900
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Laidlaw International, Inc.	1,475,900	$ 42,875
Universal Truckload Services, Inc. (a)	593,816	14,157
		57,032
Trading Companies & Distributors - 1.3%
UAP Holding Corp.	239,013	5,739
Univar NV	762,029	39,939
		45,678
TOTAL INDUSTRIALS		595,175
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 1.8%
Adtran, Inc.	869,900	18,955
NETGEAR, Inc. (a)	669,374	17,404
Plantronics, Inc.	1,131,000	23,751
		60,110
Electronic Equipment & Instruments - 5.2%
Elec & Eltek International Co. Ltd.	2,566,000	6,723
Global Imaging Systems, Inc. (a)	1,829,872	38,995
Insight Enterprises, Inc. (a)	1,245,500	25,035
INTOPS Co. Ltd. (e)	521,763	16,562
Measurement Specialties, Inc. (a)	264,516	6,396
Mettler-Toledo International, Inc. (a)	1,078,700	83,513
		177,224
Internet Software & Services - 1.5%
j2 Global Communications, Inc. (a)	1,101,182	30,756
Websense, Inc. (a)	756,700	19,334
		50,090
IT Services - 4.4%
CACI International, Inc. Class A (a)	504,400	30,183
Fidelity National Information Services, Inc.	911,500	36,369
Kanbay International, Inc. (a)	1,499,446	42,989
Sabre Holdings Corp. Class A	599,942	16,456
SI International, Inc. (a)	640,470	22,051
		148,048
Semiconductors & Semiconductor Equipment - 0.2%
Cirrus Logic, Inc. (a)	1,127,121	7,856
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 4.3%
Blackbaud, Inc.	1,221,800	$ 31,510
EPIQ Systems, Inc. (a)	866,014	13,527
Fair, Isaac & Co., Inc.	1,651,300	68,727
Quest Software, Inc. (a)	2,213,400	31,674
		145,438
TOTAL INFORMATION TECHNOLOGY		588,766
MATERIALS - 3.4%
Chemicals - 1.8%
Airgas, Inc.	902,100	38,384
RPM International, Inc.	1,054,300	21,265
		59,649
Metals & Mining - 1.6%
Carpenter Technology Corp.	329,300	35,173
Titanium Metals Corp.	650,109	20,784
		55,957
TOTAL MATERIALS		115,606
TELECOMMUNICATION SERVICES - 1.5%
Wireless Telecommunication Services - 1.5%
MTN Group Ltd.	4,795,800	49,002
TOTAL COMMON STOCKS (Cost $2,627,681)		2,954,627
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $108)	7,200	0
Convertible Bonds - 0.1%
		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Jumbo SA 0.1% 8/31/13 (Cost $665)	EUR	52	$ 1,139
Money Market Funds - 15.0%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	461,966,190	461,966
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	45,921,200	45,921
TOTAL MONEY MARKET FUNDS (Cost $507,887)		507,887
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $3,136,341)		3,463,653
NET OTHER ASSETS - (2.5)%		(83,468)
NET ASSETS - 100%		$ 3,380,185
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 108
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,417
Fidelity Securities Lending Cash Central Fund	271
Total	$ 9,688
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Allied Healthcare International, Inc.	$ 15,437	$ -	$ 11	$ -	$ 5,391
BE Aerospace, Inc.	56,732	-	75,948	-	-
Belden CDT, Inc.	30,542	38,078	-	325	100,040
Candela Corp.	16,681	-	18,282	-	-
Chattem, Inc.	-	47,150	-	-	50,368
EuroBancshares, Inc.	10,116	3,269	2,482	-	-
FTI Consulting, Inc.	37,381	30,754	-	-	66,488
INTOPS Co. Ltd.	-	18,099	-	136	16,562
Marlin Business Services Corp.	11,646	4,629	6,347	-	-
Medisize Holding AG	-	17,264	-	-	15,829
Mercer Insurance Group, Inc.	-	7,574	-	19	7,781
Mercury Computer Systems, Inc.	6,474	22,920	18,949	-	-
Neoware, Inc.	21,870	-	25,647	-	-
Olympic Steel, Inc.	11,247	-	14,347	16	-
Packaging Dynamics Corp.	7,979	-	10,899	51	-
SI International, Inc.	14,254	3,150	-	-	-
SOURCECORP, Inc.	27,238	6,042	31,861	-	-
Waste Connections, Inc.	95,740	-	100,912	-	-
Western Canadian Coal Corp.	-	15,281	9,982	-	-
Total	$ 363,337	$ 214,210	$ 315,667	$ 547	$ 262,459
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Bermuda	3.2%
South Africa	2.1%
Ireland	1.7%
Japan	1.7%
Netherlands	1.2%
Others (individually less than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $44,783) - See accompanying schedule: Unaffiliated issuers (cost $2,383,062)	$ 2,693,307
Fidelity Central Funds (cost $507,887)	507,887
Other affiliated issuers (cost $245,392)	262,459
Total Investments (cost $3,136,341)		$ 3,463,653
Receivable for investments sold		638
Receivable for fund shares sold		7,929
Dividends receivable		2,629
Interest receivable		1,945
Other receivables		31
Total assets		3,476,825

Liabilities
Payable for investments purchased	$ 37,415
Payable for fund shares redeemed	9,194
Accrued management fee	2,000
Distribution fees payable	1,242
Other affiliated payables	793
Other payables and accrued expenses	75
Collateral on securities loaned, at value	45,921
Total liabilities		96,640

Net Assets		$ 3,380,185
Net Assets consist of:
Paid in capital		$ 2,731,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		321,204
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		327,346
Net Assets		$ 3,380,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($804,824 ÷ 33,008 shares)	$ 24.38

Maximum offering price per share (100/94.25 of $24.38)	$ 25.87
Class T: Net Asset Value and redemption price per share ($1,521,052 ÷ 63,748 shares)	$ 23.86

Maximum offering price per share (100/96.50 of $23.86)	$ 24.73
Class B: Net Asset Value and offering price per share ($220,766 ÷ 9,746 shares)A	$ 22.65

Class C: Net Asset Value and offering price per share ($311,005 ÷ 13,628 shares)A	$ 22.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($522,538 ÷ 20,743 shares)	$ 25.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $547 earned from other affiliated issuers)		$ 17,534
Interest		32
Income from Fidelity Central Funds		9,688
Total income		27,254

Expenses
Management fee	$ 23,677
Transfer agent fees	8,590
Distribution fees	15,324
Accounting and security lending fees	1,048
Custodian fees and expenses	267
Independent trustees' compensation	13
Registration fees	292
Audit	63
Legal	54
Miscellaneous	(66)
Total expenses before reductions	49,262
Expense reductions	(1,139)	48,123
Net investment income (loss)		(20,869)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,044
Other affiliated issuers	94,582
Foreign currency transactions	(449)
Total net realized gain (loss)		343,177
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,366)
Assets and liabilities in foreign currencies	25
Total change in net unrealized appreciation (depreciation)		(26,341)
Net gain (loss)		316,836
Net increase (decrease) in net assets resulting from operations		$ 295,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,869)	$ (26,141)
Net realized gain (loss)	343,177	587,951
Change in net unrealized appreciation (depreciation)	(26,341)	(284,873)
Net increase (decrease) in net assets resulting from operations	295,967	276,937
Distributions to shareholders from net realized gain	(579,175)	(4,389)
Share transactions - net increase (decrease)	461,091	393,666
Total increase (decrease) in net assets	177,883	666,214

Net Assets
Beginning of period	3,202,302	2,536,088
End of period	$ 3,380,185	$ 3,202,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.65	$ 24.10	$ 19.63	$ 15.56	$ 16.83
Income from Investment Operations
Net investment income (loss) C	(.11)	(.19)	(.17) F	(.16)	(.13)
Net realized and unrealized gain (loss)	2.37	2.78	4.64	4.23	(1.14)
Total from investment operations	2.26	2.59	4.47	4.07	(1.27)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 24.38	$ 26.65	$ 24.10	$ 19.63	$ 15.56
Total Return A, B	9.62%	10.77%	22.77%	26.16%	(7.55)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.39%	1.36%	1.39%	1.41%
Expenses net of fee waivers, if any	1.32%	1.39%	1.36%	1.39%	1.41%
Expenses net of all reductions	1.28%	1.36%	1.34%	1.35%	1.38%
Net investment income (loss)	(.46)%	(.74)%	(.81)%	(.99)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 805	$ 636	$ 432	$ 193	$ 117
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.22	$ 23.74	$ 19.38	$ 15.40	$ 16.70
Income from Investment Operations
Net investment income (loss) C	(.15)	(.22)	(.22) F	(.20)	(.17)
Net realized and unrealized gain (loss)	2.32	2.74	4.58	4.18	(1.13)
Total from investment operations	2.17	2.52	4.36	3.98	(1.30)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 23.86	$ 26.22	$ 23.74	$ 19.38	$ 15.40
Total Return A, B	9.40%	10.64%	22.50%	25.84%	(7.78)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.50%	1.54%	1.58%	1.63%	1.64%
Expenses net of fee waivers, if any	1.50%	1.54%	1.58%	1.63%	1.64%
Expenses net of all reductions	1.46%	1.51%	1.57%	1.59%	1.61%
Net investment income (loss)	(.64)%	(.89)%	(1.04)%	(1.23)%	(1.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,521	$ 1,514	$ 1,240	$ 854	$ 612
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.24	$ 23.00	$ 18.88	$ 15.09	$ 16.45
Income from Investment Operations
Net investment income (loss) C	(.28)	(.35)	(.33) F	(.28)	(.25)
Net realized and unrealized gain (loss)	2.22	2.63	4.45	4.07	(1.11)
Total from investment operations	1.94	2.28	4.12	3.79	(1.36)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 22.65	$ 25.24	$ 23.00	$ 18.88	$ 15.09
Total Return A, B	8.75%	9.93%	21.82%	25.12%	(8.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.13%	2.18%	2.19%	2.18%
Expenses net of fee waivers, if any	2.12%	2.13%	2.18%	2.19%	2.18%
Expenses net of all reductions	2.08%	2.10%	2.16%	2.15%	2.15%
Net investment income (loss)	(1.26)%	(1.48)%	(1.63)%	(1.79)%	(1.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 315	$ 343	$ 298	$ 246
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.39	$ 23.12	$ 18.97	$ 15.15	$ 16.51
Income from Investment Operations
Net investment income (loss) C	(.27)	(.35)	(.32) F	(.27)	(.25)
Net realized and unrealized gain (loss)	2.23	2.66	4.47	4.09	(1.11)
Total from investment operations	1.96	2.31	4.15	3.82	(1.36)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 22.82	$ 25.39	$ 23.12	$ 18.97	$ 15.15
Total Return A, B	8.78%	10.01%	21.88%	25.21%	(8.24)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.07%	2.10%	2.12%	2.13%	2.13%
Expenses net of fee waivers, if any	2.07%	2.10%	2.12%	2.13%	2.13%
Expenses net of all reductions	2.04%	2.07%	2.10%	2.09%	2.10%
Net investment income (loss)	(1.21)%	(1.45)%	(1.57)%	(1.73)%	(1.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 311	$ 317	$ 294	$ 241	$ 190
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class < but do not include expenses of the investment companies in which the Fund invests>.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.31	$ 24.60	$ 19.96	$ 15.76	$ 16.97
Income from Investment Operations
Net investment income (loss) B	(.03)	(.09)	(.10) E	(.10)	(.07)
Net realized and unrealized gain (loss)	2.44	2.84	4.74	4.30	(1.14)
Total from investment operations	2.41	2.75	4.64	4.20	(1.21)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 25.19	$ 27.31	$ 24.60	$ 19.96	$ 15.76
Total Return A	9.99%	11.20%	23.25%	26.65%	(7.13)%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.98%	1.01%	.99%	1.00%
Expenses net of fee waivers, if any	.97%	.98%	1.01%	.99%	1.00%
Expenses net of all reductions	.94%	.95%	.99%	.95%	.97%
Net investment income (loss)	(.12)%	(.33)%	(.46)%	(.58)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 523	$ 421	$ 227	$ 108	$ 70
Portfolio turnover rate D	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividend which amounted to $.02 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 412,319
Unrealized depreciation	(85,328)
Net unrealized appreciation (depreciation)	326,991
Undistributed long-term capital gain	269,333

Cost for federal income tax purposes	$ 3,136,662

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Long-term Capital Gains	$ 579,175	4,389

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,620,263 and $3,149,020, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,801	$ 109
Class T	.25%	.25%	7,679	136
Class B	.75%	.25%	2,675	2,007
Class C	.75%	.25%	3,169	427
			$ 15,324	$ 2,679

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 330
Class T	82
Class B*	334
Class C*	29
$ 775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets *
Class A	$ 2,168.30
Class T	3,557.23
Class B	929.35
Class C	967.31
Institutional Class	969.21
	$ 8,590

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company, FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder

Annual Report

5. Committed Line of Credit - continued

redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $271.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,090 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 15
Class T	27
Class C	1
Institutional Class	1
$ 44

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 117,199	$ 743
Class T	271,591	2,146
Class B	57,646	593
Class C	59,141	515
Institutional Class	73,598	392
Total	$ 579,175	$ 4,389

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	19,018	12,247	$ 449,616	$ 311,795
Reinvestment of distributions	4,516	29	107,554	674
Shares redeemed	(14,391)	(6,318)	(337,425)	(158,348)
Net increase (decrease)	9,143	5,958	$ 219,745	$ 154,121
Class T
Shares sold	20,377	26,553	$ 472,271	$ 657,753
Reinvestment of distributions	10,888	89	254,635	2,058
Shares redeemed	(25,248)	(21,123)	(584,580)	(514,610)
Net increase (decrease)	6,017	5,519	$ 142,326	$ 145,201
Class B
Shares sold	975	1,223	$ 21,624	$ 29,044
Reinvestment of distributions	2,263	23	50,636	512
Shares redeemed	(5,954)	(3,718)	(130,758)	(89,163)
Net increase (decrease)	(2,716)	(2,472)	$ (58,498)	$ (59,607)
Class C
Shares sold	2,638	2,984	$ 58,749	$ 71,857
Reinvestment of distributions	2,271	19	51,148	438
Shares redeemed	(3,783)	(3,212)	(83,750)	(76,497)
Net increase (decrease)	1,126	(209)	$ 26,147	$ (4,202)
Institutional Class
Shares sold	9,287	8,589	$ 225,638	$ 220,855
Reinvestment of distributions	2,264	12	55,502	293
Shares redeemed	(6,206)	(2,453)	(149,769)	(62,995)
Net increase (decrease)	5,345	6,148	$ 131,371	$ 158,153

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Small Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

James M. Harmon (35)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Prior to his current responsibilities, Mr. Harmon worked as a research analyst, portfolio assistant and portfolio manager. Mr. Harmon also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$0.00	$1.91
Class T	12/11/06	12/08/06	$0.00	$1.91
Class B	12/11/06	12/08/06	$0.00	$1.91
Class C	12/11/06	12/08/06	$0.00	$1.91

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $273,794,856, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0107
1.786697.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	9.99%	12.14%	14.76%

A From September 9, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. The chart shows how the value of your investment would have changed and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the past year, the fund's Institutional Class shares gained 9.99%, lagging the Russell 2000. Hurting the most versus the index were the financials and health care sectors. In financials, the fund was underweighted in strong-performing real estate investment trusts (REITs) and diversified financials. Within health care, poor stock picking and an overweighting in the equipment and services group detracted. A temporary increase in the fund's cash position also hurt. The fund benefited from positive stock selection in technology and telecommunication services. Favorable weightings in both sectors also helped. Among individual detractors, Cleveland-Cliffs, an iron ore producer, was hurt by slowing growth in iron ore prices. Nelnet, a company not included in the index that provides student loans and other college financing services, was held back by bad business execution and regulatory concerns about high interest rate loans. Mercury Computer, a provider of specialized computer systems, also disappointed. Cleveland-Cliffs, Nelnet and Mercury were sold prior to period end. On the positive side, wire and cable manufacturer Belden CDT benefited as its new CEO started to implement his turnaround plan. Mettler-Toledo International, a manufacturer of precision scales that was not found in the Russell index, continued to grow strongly above expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,041.40	$ 6.70
Hypothetical A	$ 1,000.00	$ 1,018.50	$ 6.63
Class T
Actual	$ 1,000.00	$ 1,040.10	$ 7.67
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,037.10	$ 10.78
Hypothetical A	$ 1,000.00	$ 1,014.49	$ 10.66
Class C
Actual	$ 1,000.00	$ 1,037.30	$ 10.57
Hypothetical A	$ 1,000.00	$ 1,014.69	$ 10.45
Institutional Class
Actual	$ 1,000.00	$ 1,043.10	$ 5.02
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.31%
Class T	1.50%
Class B	2.11%
Class C	2.07%
Institutional Class	.98%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Belden CDT, Inc.	3.0	1.6
Mettler-Toledo International, Inc.	2.5	2.1
Fair, Isaac & Co., Inc.	2.0	0.0
Alliant Techsystems, Inc.	2.0	2.2
FTI Consulting, Inc.	1.9	1.0
Hilb Rogal & Hobbs Co.	1.8	1.5
Penn National Gaming, Inc.	1.7	1.1
Reinsurance Group of America, Inc.	1.6	0.9
RadioShack Corp.	1.6	0.0
LifePoint Hospitals, Inc.	1.6	1.8
	19.7
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.6	13.6
Information Technology	17.4	17.8
Financials	15.0	12.5
Consumer Discretionary	13.5	14.3
Health Care	9.7	16.4
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 87.4%		Stocks 92.8%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 12.5%		Short-Term Investments and Net Other Assets 7.2%
* Foreign investments	15.0%	** Foreign investments	13.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.5%
Aftermarket Technology Corp. (a)	946,600	$ 18,383
Diversified Consumer Services - 0.2%
IBT Education Ltd.	9,600	14
Regis Corp.	208,700	7,995
		8,009
Hotels, Restaurants & Leisure - 2.2%
Domino's Pizza, Inc.	594,400	16,322
Penn National Gaming, Inc. (a)	1,552,741	57,405
		73,727
Household Durables - 1.7%
Helen of Troy Ltd. (a)	746,255	17,634
Jarden Corp. (a)	458,050	16,939
Samson Holding Ltd.	39,466,000	22,831
		57,404
Internet & Catalog Retail - 0.9%
Priceline.com, Inc. (a)(d)	726,300	28,682
Leisure Equipment & Products - 0.5%
Jumbo SA	777,600	16,269
Media - 1.9%
Aeroplan Income Fund (d)	1,357,600	20,209
Harte-Hanks, Inc.	620,405	16,068
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,222,400	14,192
STW Group Ltd.	5,369,966	14,108
		64,577
Specialty Retail - 3.2%
Lithia Motors, Inc. Class A (sub. vtg.)	696,200	18,004
Pacific Sunwear of California, Inc. (a)	1,007,800	19,834
RadioShack Corp.	3,012,400	52,807
Sally Beauty Holdings, Inc. (a)	1,990,600	18,433
		109,078
Textiles, Apparel & Luxury Goods - 2.3%
Asics Corp.	4,000,000	50,851
Quiksilver, Inc. (a)	1,800,000	26,190
		77,041
TOTAL CONSUMER DISCRETIONARY		453,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 0.2%
Valor Co. Ltd.	619,700	$ 8,097
Food Products - 0.2%
Binggrea Co. Ltd.	133,180	5,983
Household Products - 1.0%
Central Garden & Pet Co. Class A (a)	642,200	33,523
Personal Products - 2.1%
Chattem, Inc. (a)(e)	1,033,400	50,368
Prestige Brands Holdings, Inc. (a)	1,809,251	21,675
		72,043
TOTAL CONSUMER STAPLES		119,646
ENERGY - 5.9%
Energy Equipment & Services - 1.3%
Universal Compression Holdings, Inc. (a)	722,500	45,481
Oil, Gas & Consumable Fuels - 4.6%
Forest Oil Corp. (a)	449,635	15,980
Mariner Energy, Inc. (a)	869,789	18,222
Petrohawk Energy Corp. (a)	2,708,075	35,124
Petroleum Development Corp. (a)	674,038	28,465
Plains Exploration & Production Co. (a)	739,600	34,820
World Fuel Services Corp.	458,200	22,223
		154,834
TOTAL ENERGY		200,315
FINANCIALS - 15.0%
Commercial Banks - 1.7%
East West Bancorp, Inc.	561,000	19,977
EuroBancshares, Inc. (a)	837,648	7,757
Nara Bancorp, Inc.	99,890	2,026
Oriental Financial Group, Inc.	817,900	9,422
UCBH Holdings, Inc.	264,419	4,458
Wilshire Bancorp, Inc.	661,000	12,632
		56,272
Diversified Financial Services - 0.3%
Marlin Business Services Corp. (a)	444,340	9,633
Insurance - 9.7%
Affirmative Insurance Holdings, Inc.	669,421	10,784
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Aspen Insurance Holdings Ltd.	1,639,800	$ 44,193
Hilb Rogal & Hobbs Co.	1,484,800	61,768
Mercer Insurance Group, Inc. (e)	385,000	7,781
Montpelier Re Holdings Ltd.	453,800	8,640
Philadelphia Consolidated Holdings Corp. (a)	871,024	38,804
Platinum Underwriters Holdings Ltd.	1,171,370	35,645
Protective Life Corp.	690,100	32,587
Reinsurance Group of America, Inc.	1,004,900	55,440
StanCorp Financial Group, Inc.	687,200	31,206
		326,848
Real Estate Investment Trusts - 1.9%
Cedar Shopping Centers, Inc.	384,500	7,013
Education Realty Trust, Inc.	862,700	13,570
FelCor Lodging Trust, Inc.	638,800	14,060
Realty Income Corp.	1,136,900	31,219
		65,862
Real Estate Management & Development - 0.7%
Pirelli & C. Real Estate Spa	364,268	25,146
Thrifts & Mortgage Finance - 0.7%
Doral Financial Corp.	680,200	2,755
W Holding Co., Inc.	3,333,262	20,466
		23,221
TOTAL FINANCIALS		506,982
HEALTH CARE - 9.7%
Health Care Equipment & Supplies - 5.2%
CONMED Corp. (a)	790,594	17,496
Cooper Companies, Inc.	730,800	39,441
DJO, Inc. (a)	1,053,373	44,789
Medical Action Industries, Inc. (a)	500,054	15,712
Medisize Holding AG (a)(e)	252,990	15,829
Merit Medical Systems, Inc. (a)	686,223	10,986
Orthofix International NV (a)	708,758	30,824
		175,077
Health Care Providers & Services - 4.5%
Allied Healthcare International, Inc. (a)(e)	2,567,000	5,391
AmSurg Corp. (a)	1,060,519	21,772
Community Health Systems, Inc. (a)	1,009,000	35,315
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
LifePoint Hospitals, Inc. (a)	1,512,635	$ 52,504
Odyssey Healthcare, Inc. (a)	164,300	2,034
Pediatrix Medical Group, Inc. (a)	351,100	16,905
United Drug PLC (Ireland)	3,579,100	16,967
		150,888
TOTAL HEALTH CARE		325,965
INDUSTRIALS - 17.6%
Aerospace & Defense - 2.9%
Alliant Techsystems, Inc. (a)	869,310	67,206
DRS Technologies, Inc.	357,000	17,739
Moog, Inc. Class A (a)	400,000	14,632
		99,577
Air Freight & Logistics - 1.0%
Mainfreight Ltd.	1,334,834	7,399
Pacer International, Inc.	894,900	26,802
		34,201
Building Products - 0.7%
NCI Building Systems, Inc. (a)	404,800	22,337
Commercial Services & Supplies - 4.0%
Corrections Corp. of America (a)	349,936	15,905
FTI Consulting, Inc. (a)(e)	2,473,500	66,488
Navigant Consulting, Inc. (a)	1,900,000	36,195
Prosegur Comp Securidad SA (Reg.)	529,800	17,195
		135,783
Construction & Engineering - 0.5%
URS Corp. (a)	365,000	16,118
Electrical Equipment - 3.0%
Belden CDT, Inc. (e)	2,512,913	100,040
Industrial Conglomerates - 1.8%
Bidvest Group Ltd.	1,066,600	18,998
DCC PLC (Ireland)	1,395,800	42,511
		61,509
Machinery - 0.7%
Actuant Corp. Class A	423,600	22,900
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Laidlaw International, Inc.	1,475,900	$ 42,875
Universal Truckload Services, Inc. (a)	593,816	14,157
		57,032
Trading Companies & Distributors - 1.3%
UAP Holding Corp.	239,013	5,739
Univar NV	762,029	39,939
		45,678
TOTAL INDUSTRIALS		595,175
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 1.8%
Adtran, Inc.	869,900	18,955
NETGEAR, Inc. (a)	669,374	17,404
Plantronics, Inc.	1,131,000	23,751
		60,110
Electronic Equipment & Instruments - 5.2%
Elec & Eltek International Co. Ltd.	2,566,000	6,723
Global Imaging Systems, Inc. (a)	1,829,872	38,995
Insight Enterprises, Inc. (a)	1,245,500	25,035
INTOPS Co. Ltd. (e)	521,763	16,562
Measurement Specialties, Inc. (a)	264,516	6,396
Mettler-Toledo International, Inc. (a)	1,078,700	83,513
		177,224
Internet Software & Services - 1.5%
j2 Global Communications, Inc. (a)	1,101,182	30,756
Websense, Inc. (a)	756,700	19,334
		50,090
IT Services - 4.4%
CACI International, Inc. Class A (a)	504,400	30,183
Fidelity National Information Services, Inc.	911,500	36,369
Kanbay International, Inc. (a)	1,499,446	42,989
Sabre Holdings Corp. Class A	599,942	16,456
SI International, Inc. (a)	640,470	22,051
		148,048
Semiconductors & Semiconductor Equipment - 0.2%
Cirrus Logic, Inc. (a)	1,127,121	7,856
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 4.3%
Blackbaud, Inc.	1,221,800	$ 31,510
EPIQ Systems, Inc. (a)	866,014	13,527
Fair, Isaac & Co., Inc.	1,651,300	68,727
Quest Software, Inc. (a)	2,213,400	31,674
		145,438
TOTAL INFORMATION TECHNOLOGY		588,766
MATERIALS - 3.4%
Chemicals - 1.8%
Airgas, Inc.	902,100	38,384
RPM International, Inc.	1,054,300	21,265
		59,649
Metals & Mining - 1.6%
Carpenter Technology Corp.	329,300	35,173
Titanium Metals Corp.	650,109	20,784
		55,957
TOTAL MATERIALS		115,606
TELECOMMUNICATION SERVICES - 1.5%
Wireless Telecommunication Services - 1.5%
MTN Group Ltd.	4,795,800	49,002
TOTAL COMMON STOCKS (Cost $2,627,681)		2,954,627
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $108)	7,200	0
Convertible Bonds - 0.1%
		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Jumbo SA 0.1% 8/31/13 (Cost $665)	EUR	52	$ 1,139
Money Market Funds - 15.0%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	461,966,190	461,966
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	45,921,200	45,921
TOTAL MONEY MARKET FUNDS (Cost $507,887)		507,887
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $3,136,341)		3,463,653
NET OTHER ASSETS - (2.5)%		(83,468)
NET ASSETS - 100%		$ 3,380,185
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 108
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,417
Fidelity Securities Lending Cash Central Fund	271
Total	$ 9,688
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Allied Healthcare International, Inc.	$ 15,437	$ -	$ 11	$ -	$ 5,391
BE Aerospace, Inc.	56,732	-	75,948	-	-
Belden CDT, Inc.	30,542	38,078	-	325	100,040
Candela Corp.	16,681	-	18,282	-	-
Chattem, Inc.	-	47,150	-	-	50,368
EuroBancshares, Inc.	10,116	3,269	2,482	-	-
FTI Consulting, Inc.	37,381	30,754	-	-	66,488
INTOPS Co. Ltd.	-	18,099	-	136	16,562
Marlin Business Services Corp.	11,646	4,629	6,347	-	-
Medisize Holding AG	-	17,264	-	-	15,829
Mercer Insurance Group, Inc.	-	7,574	-	19	7,781
Mercury Computer Systems, Inc.	6,474	22,920	18,949	-	-
Neoware, Inc.	21,870	-	25,647	-	-
Olympic Steel, Inc.	11,247	-	14,347	16	-
Packaging Dynamics Corp.	7,979	-	10,899	51	-
SI International, Inc.	14,254	3,150	-	-	-
SOURCECORP, Inc.	27,238	6,042	31,861	-	-
Waste Connections, Inc.	95,740	-	100,912	-	-
Western Canadian Coal Corp.	-	15,281	9,982	-	-
Total	$ 363,337	$ 214,210	$ 315,667	$ 547	$ 262,459
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Bermuda	3.2%
South Africa	2.1%
Ireland	1.7%
Japan	1.7%
Netherlands	1.2%
Others (individually less than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $44,783) - See accompanying schedule: Unaffiliated issuers (cost $2,383,062)	$ 2,693,307
Fidelity Central Funds (cost $507,887)	507,887
Other affiliated issuers (cost $245,392)	262,459
Total Investments (cost $3,136,341)		$ 3,463,653
Receivable for investments sold		638
Receivable for fund shares sold		7,929
Dividends receivable		2,629
Interest receivable		1,945
Other receivables		31
Total assets		3,476,825

Liabilities
Payable for investments purchased	$ 37,415
Payable for fund shares redeemed	9,194
Accrued management fee	2,000
Distribution fees payable	1,242
Other affiliated payables	793
Other payables and accrued expenses	75
Collateral on securities loaned, at value	45,921
Total liabilities		96,640

Net Assets		$ 3,380,185
Net Assets consist of:
Paid in capital		$ 2,731,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		321,204
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		327,346
Net Assets		$ 3,380,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($804,824 ÷ 33,008 shares)	$ 24.38

Maximum offering price per share (100/94.25 of $24.38)	$ 25.87
Class T: Net Asset Value and redemption price per share ($1,521,052 ÷ 63,748 shares)	$ 23.86

Maximum offering price per share (100/96.50 of $23.86)	$ 24.73
Class B: Net Asset Value and offering price per share ($220,766 ÷ 9,746 shares)A	$ 22.65

Class C: Net Asset Value and offering price per share ($311,005 ÷ 13,628 shares)A	$ 22.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($522,538 ÷ 20,743 shares)	$ 25.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends (including $547 earned from other affiliated issuers)		$ 17,534
Interest		32
Income from Fidelity Central Funds		9,688
Total income		27,254

Expenses
Management fee	$ 23,677
Transfer agent fees	8,590
Distribution fees	15,324
Accounting and security lending fees	1,048
Custodian fees and expenses	267
Independent trustees' compensation	13
Registration fees	292
Audit	63
Legal	54
Miscellaneous	(66)
Total expenses before reductions	49,262
Expense reductions	(1,139)	48,123
Net investment income (loss)		(20,869)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,044
Other affiliated issuers	94,582
Foreign currency transactions	(449)
Total net realized gain (loss)		343,177
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,366)
Assets and liabilities in foreign currencies	25
Total change in net unrealized appreciation (depreciation)		(26,341)
Net gain (loss)		316,836
Net increase (decrease) in net assets resulting from operations		$ 295,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,869)	$ (26,141)
Net realized gain (loss)	343,177	587,951
Change in net unrealized appreciation (depreciation)	(26,341)	(284,873)
Net increase (decrease) in net assets resulting from operations	295,967	276,937
Distributions to shareholders from net realized gain	(579,175)	(4,389)
Share transactions - net increase (decrease)	461,091	393,666
Total increase (decrease) in net assets	177,883	666,214

Net Assets
Beginning of period	3,202,302	2,536,088
End of period	$ 3,380,185	$ 3,202,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.65	$ 24.10	$ 19.63	$ 15.56	$ 16.83
Income from Investment Operations
Net investment income (loss) C	(.11)	(.19)	(.17) F	(.16)	(.13)
Net realized and unrealized gain (loss)	2.37	2.78	4.64	4.23	(1.14)
Total from investment operations	2.26	2.59	4.47	4.07	(1.27)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 24.38	$ 26.65	$ 24.10	$ 19.63	$ 15.56
Total Return A, B	9.62%	10.77%	22.77%	26.16%	(7.55)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.39%	1.36%	1.39%	1.41%
Expenses net of fee waivers, if any	1.32%	1.39%	1.36%	1.39%	1.41%
Expenses net of all reductions	1.28%	1.36%	1.34%	1.35%	1.38%
Net investment income (loss)	(.46)%	(.74)%	(.81)%	(.99)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 805	$ 636	$ 432	$ 193	$ 117
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.22	$ 23.74	$ 19.38	$ 15.40	$ 16.70
Income from Investment Operations
Net investment income (loss) C	(.15)	(.22)	(.22) F	(.20)	(.17)
Net realized and unrealized gain (loss)	2.32	2.74	4.58	4.18	(1.13)
Total from investment operations	2.17	2.52	4.36	3.98	(1.30)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 23.86	$ 26.22	$ 23.74	$ 19.38	$ 15.40
Total Return A, B	9.40%	10.64%	22.50%	25.84%	(7.78)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.50%	1.54%	1.58%	1.63%	1.64%
Expenses net of fee waivers, if any	1.50%	1.54%	1.58%	1.63%	1.64%
Expenses net of all reductions	1.46%	1.51%	1.57%	1.59%	1.61%
Net investment income (loss)	(.64)%	(.89)%	(1.04)%	(1.23)%	(1.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,521	$ 1,514	$ 1,240	$ 854	$ 612
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.24	$ 23.00	$ 18.88	$ 15.09	$ 16.45
Income from Investment Operations
Net investment income (loss) C	(.28)	(.35)	(.33) F	(.28)	(.25)
Net realized and unrealized gain (loss)	2.22	2.63	4.45	4.07	(1.11)
Total from investment operations	1.94	2.28	4.12	3.79	(1.36)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 22.65	$ 25.24	$ 23.00	$ 18.88	$ 15.09
Total Return A, B	8.75%	9.93%	21.82%	25.12%	(8.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.13%	2.18%	2.19%	2.18%
Expenses net of fee waivers, if any	2.12%	2.13%	2.18%	2.19%	2.18%
Expenses net of all reductions	2.08%	2.10%	2.16%	2.15%	2.15%
Net investment income (loss)	(1.26)%	(1.48)%	(1.63)%	(1.79)%	(1.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 315	$ 343	$ 298	$ 246
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.39	$ 23.12	$ 18.97	$ 15.15	$ 16.51
Income from Investment Operations
Net investment income (loss) C	(.27)	(.35)	(.32) F	(.27)	(.25)
Net realized and unrealized gain (loss)	2.23	2.66	4.47	4.09	(1.11)
Total from investment operations	1.96	2.31	4.15	3.82	(1.36)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 22.82	$ 25.39	$ 23.12	$ 18.97	$ 15.15
Total Return A, B	8.78%	10.01%	21.88%	25.21%	(8.24)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.07%	2.10%	2.12%	2.13%	2.13%
Expenses net of fee waivers, if any	2.07%	2.10%	2.12%	2.13%	2.13%
Expenses net of all reductions	2.04%	2.07%	2.10%	2.09%	2.10%
Net investment income (loss)	(1.21)%	(1.45)%	(1.57)%	(1.73)%	(1.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 311	$ 317	$ 294	$ 241	$ 190
Portfolio turnover rate E	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class < but do not include expenses of the investment companies in which the Fund invests>.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.31	$ 24.60	$ 19.96	$ 15.76	$ 16.97
Income from Investment Operations
Net investment income (loss) B	(.03)	(.09)	(.10) E	(.10)	(.07)
Net realized and unrealized gain (loss)	2.44	2.84	4.74	4.30	(1.14)
Total from investment operations	2.41	2.75	4.64	4.20	(1.21)
Distributions from net realized gain	(4.53)	(.04)	-	-	-
Net asset value, end of period	$ 25.19	$ 27.31	$ 24.60	$ 19.96	$ 15.76
Total Return A	9.99%	11.20%	23.25%	26.65%	(7.13)%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.98%	1.01%	.99%	1.00%
Expenses net of fee waivers, if any	.97%	.98%	1.01%	.99%	1.00%
Expenses net of all reductions	.94%	.95%	.99%	.95%	.97%
Net investment income (loss)	(.12)%	(.33)%	(.46)%	(.58)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 523	$ 421	$ 227	$ 108	$ 70
Portfolio turnover rate D	84%	102%	36%	47%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividend which amounted to $.02 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 412,319
Unrealized depreciation	(85,328)
Net unrealized appreciation (depreciation)	326,991
Undistributed long-term capital gain	269,333

Cost for federal income tax purposes	$ 3,136,662

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Long-term Capital Gains	$ 579,175	4,389

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,620,263 and $3,149,020, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,801	$ 109
Class T	.25%	.25%	7,679	136
Class B	.75%	.25%	2,675	2,007
Class C	.75%	.25%	3,169	427
			$ 15,324	$ 2,679

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 330
Class T	82
Class B*	334
Class C*	29
$ 775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets *
Class A	$ 2,168.30
Class T	3,557.23
Class B	929.35
Class C	967.31
Institutional Class	969.21
	$ 8,590

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company, FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit - continued

redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $271.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,090 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 15
Class T	27
Class C	1
Institutional Class	1
$ 44

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

Annual Report

8. Other - continued

that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net realized gain
Class A	$ 117,199	$ 743
Class T	271,591	2,146
Class B	57,646	593
Class C	59,141	515
Institutional Class	73,598	392
Total	$ 579,175	$ 4,389

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	19,018	12,247	$ 449,616	$ 311,795
Reinvestment of distributions	4,516	29	107,554	674
Shares redeemed	(14,391)	(6,318)	(337,425)	(158,348)
Net increase (decrease)	9,143	5,958	$ 219,745	$ 154,121
Class T
Shares sold	20,377	26,553	$ 472,271	$ 657,753
Reinvestment of distributions	10,888	89	254,635	2,058
Shares redeemed	(25,248)	(21,123)	(584,580)	(514,610)
Net increase (decrease)	6,017	5,519	$ 142,326	$ 145,201
Class B
Shares sold	975	1,223	$ 21,624	$ 29,044
Reinvestment of distributions	2,263	23	50,636	512
Shares redeemed	(5,954)	(3,718)	(130,758)	(89,163)
Net increase (decrease)	(2,716)	(2,472)	$ (58,498)	$ (59,607)
Class C
Shares sold	2,638	2,984	$ 58,749	$ 71,857
Reinvestment of distributions	2,271	19	51,148	438
Shares redeemed	(3,783)	(3,212)	(83,750)	(76,497)
Net increase (decrease)	1,126	(209)	$ 26,147	$ (4,202)
Institutional Class
Shares sold	9,287	8,589	$ 225,638	$ 220,855
Reinvestment of distributions	2,264	12	55,502	293
Shares redeemed	(6,206)	(2,453)	(149,769)	(62,995)
Net increase (decrease)	5,345	6,148	$ 131,371	$ 158,153

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Small Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

James M. Harmon (35)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Prior to his current responsibilities, Mr. Harmon worked as a research analyst, portfolio assistant and portfolio manager. Mr. Harmon also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/11/06	12/08/06	$0.00	$1.98

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $273,794,856 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCFI-UANN-0107
1.786698.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) D	-0.77%	-3.37%	1.55%
Class T (incl. 3.50% sales charge) D	1.38%	-3.16%	1.52%
Class B (incl. contingent deferred sales charge) B, D	-0.45%	-3.31%	1.61%
Class C (incl. contingent deferred sales charge) C, D	3.57%	-2.95%	1.38%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

D Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

For the fiscal year, the fund's Class A, Class T, Class B and Class C shares returned 5.29%, 5.05%, 4.55% and 4.57%, respectively (excluding sales charges), compared with 8.36% for the Russell 1000® Growth Index. The fund had strong returns both early and late in the period, but suffered disproportionately during the mid-year market correction. For the period overall, unfavorable stock selection in the information technology sector - especially in software and services - detracted significantly from relative performance, as did sizable underweightings in the capital goods, media and consumer services areas. Among the biggest detractors were tech hardware and equipment company EMC and software and services firms Yahoo and Microsoft, the latter of which detracted because it was underweighted relative to the index late in the period. An underweighting in networking equipment maker Cisco Systems, a strong performer during the period, also hurt. Conversely, the fund benefited from stock selection and an overweighting in pharmaceuticals/biotechnology/life science, and from an overweighting in energy. The best performers included Apple Computer and Nastech Pharmaceutical. A significant underweighting in semiconductor chip maker Intel also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,084.40	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,082.70	$ 7.83
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,079.80	$ 10.43
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,080.20	$ 10.43
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,086.50	$ 5.23
Hypothetical A	$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Apple Computer, Inc.	7.0	4.4
Jabil Circuit, Inc.	6.1	1.7
Nastech Pharmaceutical Co., Inc.	5.5	4.2
Best Buy Co., Inc.	2.7	3.5
Johnson & Johnson	2.5	3.8
General Electric Co.	2.4	3.1
Avon Products, Inc.	2.2	2.9
Colgate-Palmolive Co.	2.1	3.6
Google, Inc. Class A (sub. vtg.)	2.0	1.6
Microsoft Corp.	2.0	1.9
	34.5
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.5	38.2
Health Care	21.5	21.0
Consumer Staples	9.4	12.5
Industrials	8.3	8.0
Consumer Discretionary	6.6	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 * *
	Stocks 99.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	12.8%	* * Foreign investments	13.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.6%
Media - 1.7%
McGraw-Hill Companies, Inc.	2,100	$ 139,965
News Corp. Class B	10,500	226,065
		366,030
Specialty Retail - 4.9%
Best Buy Co., Inc.	10,500	577,185
Home Depot, Inc.	5,700	216,429
Staples, Inc.	10,050	255,974
		1,049,588
TOTAL CONSUMER DISCRETIONARY		1,415,618
CONSUMER STAPLES - 9.4%
Beverages - 1.4%
PepsiCo, Inc.	4,900	303,653
Food & Staples Retailing - 1.3%
Safeway, Inc.	2,300	70,863
Walgreen Co.	5,400	218,646
		289,509
Food Products - 1.5%
Bunge Ltd.	800	56,400
Cosan SA Industria E Comercio	2,700	47,016
Global Bio-Chem Technology Group Co. Ltd.	144,000	47,021
Nestle SA sponsored ADR	1,300	115,700
Tyson Foods, Inc. Class A	3,500	55,615
		321,752
Household Products - 3.0%
Colgate-Palmolive Co.	7,000	455,350
Procter & Gamble Co.	2,900	182,091
		637,441
Personal Products - 2.2%
Avon Products, Inc.	14,500	473,280
TOTAL CONSUMER STAPLES		2,025,635
ENERGY - 5.6%
Energy Equipment & Services - 2.6%
GlobalSantaFe Corp.	1,900	114,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc. (a)	3,214	$ 213,763
Schlumberger Ltd. (NY Shares)	3,400	232,832
		560,595
Oil, Gas & Consumable Fuels - 3.0%
D1 Oils PLC (a)	11,100	39,543
Tesoro Corp.	1,600	112,720
Ultra Petroleum Corp. (a)	3,300	177,870
Valero Energy Corp.	5,900	324,913
		655,046
TOTAL ENERGY		1,215,641
FINANCIALS - 2.8%
Capital Markets - 0.2%
Harris & Harris Group, Inc. (a)(d)	3,300	48,708
Commercial Banks - 0.4%
Mizuho Financial Group, Inc.	12	88,298
Consumer Finance - 0.9%
American Express Co.	3,200	187,904
Insurance - 1.3%
American International Group, Inc.	4,000	281,280
TOTAL FINANCIALS		606,190
HEALTH CARE - 21.5%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	400	17,312
Alkermes, Inc. (a)	800	12,144
Alnylam Pharmaceuticals, Inc. (a)(d)	6,700	143,849
Amgen, Inc. (a)	900	63,900
Amylin Pharmaceuticals, Inc. (a)	3,600	144,000
Genentech, Inc. (a)	1,200	98,100
Telik, Inc. (a)	4,700	79,947
Theravance, Inc. (a)	2,800	87,612
		646,864
Health Care Equipment & Supplies - 3.0%
Baxter International, Inc.	3,100	138,694
C.R. Bard, Inc.	1,700	139,893
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	2,900	$ 151,177
St. Jude Medical, Inc. (a)	5,700	212,439
		642,203
Health Care Providers & Services - 3.2%
Acibadem Saglik Hizmetleri AS	9,000	99,054
McKesson Corp.	6,200	306,280
UnitedHealth Group, Inc.	5,820	285,646
		690,980
Life Sciences Tools & Services - 0.5%
Ventana Medical Systems, Inc. (a)	2,700	113,643
Pharmaceuticals - 11.8%
Johnson & Johnson	8,100	533,871
Merck & Co., Inc.	3,700	164,687
Nastech Pharmaceutical Co., Inc. (a)(d)	63,300	1,179,912
Novartis AG sponsored ADR	3,600	210,276
Schering-Plough Corp.	9,800	215,698
Wyeth	5,100	246,228
		2,550,672
TOTAL HEALTH CARE		4,644,362
INDUSTRIALS - 8.3%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	5,900	253,582
Construction & Engineering - 1.1%
Fluor Corp.	2,000	174,160
Jacobs Engineering Group, Inc. (a)	800	67,096
		241,256
Electrical Equipment - 2.8%
Energy Conversion Devices, Inc. (a)	2,300	87,814
Evergreen Solar, Inc. (a)	9,900	91,476
Q-Cells AG (d)	5,600	238,409
SolarWorld AG (d)	1,600	97,673
Vestas Wind Systems AS (a)	2,000	77,183
		592,555
Industrial Conglomerates - 2.4%
General Electric Co.	14,600	515,088
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.8%
Deere & Co.	1,900	$ 182,400
TOTAL INDUSTRIALS		1,784,881
INFORMATION TECHNOLOGY - 42.5%
Communications Equipment - 6.0%
AudioCodes Ltd. (a)	23,900	229,679
Cisco Systems, Inc. (a)	13,300	357,504
Harris Corp.	8,700	366,357
Juniper Networks, Inc. (a)	6,200	131,998
QUALCOMM, Inc.	3,000	109,770
Redback Networks, Inc. (a)	6,500	95,680
		1,290,988
Computers & Peripherals - 11.4%
Apple Computer, Inc. (a)	16,400	1,503,551
EMC Corp. (a)	30,000	393,300
Hewlett-Packard Co.	3,100	122,326
Intermec, Inc. (a)	12,199	309,245
Rackable Systems, Inc. (a)	3,900	138,879
		2,467,301
Electronic Equipment & Instruments - 7.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	14,400	104,861
Jabil Circuit, Inc.	46,000	1,304,560
Sunpower Corp. Class A (d)	3,000	111,960
		1,521,381
Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)	2,100	102,627
aQuantive, Inc. (a)	7,400	176,860
Google, Inc. Class A (sub. vtg.) (a)	900	436,428
ValueClick, Inc. (a)	4,800	119,376
Yahoo!, Inc. (a)	7,500	202,425
		1,037,716
Semiconductors & Semiconductor Equipment - 6.2%
Cree, Inc. (a)	931	18,424
Cypress Semiconductor Corp. (a)(d)	14,500	252,155
Intel Corp.	7,800	166,530
Marvell Technology Group Ltd. (a)	10,600	218,784
National Semiconductor Corp.	4,500	108,855
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Renewable Energy Corp. AS (a)(d)	13,200	$ 243,171
Teradyne, Inc. (a)	22,600	336,740
		1,344,659
Software - 7.0%
Autodesk, Inc. (a)	4,800	197,664
Business Objects SA sponsored ADR (a)	1,700	65,994
Cognos, Inc. (a)	2,700	110,457
Electronic Arts, Inc. (a)	2,200	122,870
Hyperion Solutions Corp. (a)	4,350	159,906
Intuit, Inc. (a)	3,100	97,588
Microsoft Corp.	14,500	425,285
Oracle Corp. (a)	17,100	325,413
		1,505,177
TOTAL INFORMATION TECHNOLOGY		9,167,222
MATERIALS - 1.2%
Chemicals - 0.6%
Potash Corp. of Saskatchewan, Inc.	700	98,518
Tokuyama Corp.	3,000	40,159
		138,677
Metals & Mining - 0.6%
Oregon Steel Mills, Inc. (a)	1,900	119,586
TOTAL MATERIALS		258,263
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	3,300	111,903
Cbeyond, Inc. (d)	2,800	92,008
		203,911
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	5,900	223,433
TOTAL TELECOMMUNICATION SERVICES		427,344
TOTAL COMMON STOCKS (Cost $19,688,598)		21,545,156
Money Market Funds - 7.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	352,075	$ 352,075
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,232,175	1,232,175
TOTAL MONEY MARKET FUNDS (Cost $1,584,250)		1,584,250
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $21,272,848)		23,129,406
NET OTHER ASSETS - (7.2)%		(1,555,667)
NET ASSETS - 100%		$ 21,573,739
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,524
Fidelity Securities Lending Cash Central Fund	7,391
Total	$ 25,915
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Canada	1.7%
Germany	1.6%
Switzerland	1.5%
Bermuda	1.3%
Norway	1.1%
Netherlands Antilles	1.1%
Israel	1.1%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information

At November 30, 2006, the fund had a capital loss carryforward of approximately $10,003,216 of which $2,131,477, $5,708,196 and $2,163,543 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $1,186,093) - See accompanying schedule: Unaffiliated issuers (cost $19,688,598)	$ 21,545,156
Fidelity Central Funds (cost $1,584,250)	1,584,250
Total Investments (cost $21,272,848)		$ 23,129,406
Cash		144
Receivable for fund shares sold		6,165
Dividends receivable		22,495
Interest receivable		3,283
Receivable from investment adviser for expense reductions		13,410
Other receivables		1,738
Total assets		23,176,641

Liabilities
Payable for investments purchased	$ 275,416
Payable for fund shares redeemed	32,417
Accrued management fee	10,012
Distribution fees payable	10,441
Other affiliated payables	6,856
Other payables and accrued expenses	35,585
Collateral on securities loaned, at value	1,232,175
Total liabilities		1,602,902

Net Assets		$ 21,573,739
Net Assets consist of:
Paid in capital		$ 29,754,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,037,029)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,856,559
Net Assets		$ 21,573,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,709,225 ÷ 584,787 shares)	$ 9.76

Maximum offering price per share (100/94.25 of $9.76)	$ 10.36
Class T: Net Asset Value and redemption price per share ($8,895,901 ÷ 930,418 shares)	$ 9.56

Maximum offering price per share (100/96.50 of $9.56)	$ 9.91
Class B: Net Asset Value and offering price per share ($4,241,922 ÷ 460,862 shares)A	$ 9.20

Class C: Net Asset Value and offering price per share ($2,546,489 ÷ 277,969 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($180,202 ÷ 18,170 shares)	$ 9.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 172,950
Interest		106
Income from Fidelity Central Funds		25,915
Total income		198,971

Expenses
Management fee	$ 124,871
Transfer agent fees	84,773
Distribution fees	131,973
Accounting and security lending fees	9,214
Custodian fees and expenses	9,256
Independent trustees' compensation	85
Registration fees	59,418
Audit	45,020
Legal	1,051
Miscellaneous	(3,543)
Total expenses before reductions	462,118
Expense reductions	(112,309)	349,809
Net investment income (loss)		(150,838)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,126,340
Foreign currency transactions	(717)
Total net realized gain (loss)		1,125,623
Change in net unrealized appreciation (depreciation) on: Investment securities	73,302
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		73,303
Net gain (loss)		1,198,926
Net increase (decrease) in net assets resulting from operations		$ 1,048,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (150,838)	$ (178,166)
Net realized gain (loss)	1,125,623	383,025
Change in net unrealized appreciation (depreciation)	73,303	1,466,369
Net increase (decrease) in net assets resulting from operations	1,048,088	1,671,228
Share transactions - net increase (decrease)	(2,711,819)	(2,917,047)
Total increase (decrease) in net assets	(1,663,731)	(1,245,819)

Net Assets
Beginning of period	23,237,470	24,483,289
End of period	$ 21,573,739	$ 23,237,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 8.59	$ 8.28	$ 7.26	$ 10.92
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	.01 F	(.01)	(.05)
Net realized and unrealized gain (loss)	.52	.72	.30	1.03	(3.61)
Total from investment operations	.49	.68	.31	1.02	(3.66)
Net asset value, end of period	$ 9.76	$ 9.27	$ 8.59	$ 8.28	$ 7.26
Total Return A, B	5.29%	7.92%	3.74%	14.05%	(33.52)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.76%	2.02%	2.28%	2.03%
Expenses net of fee waivers, if any	1.25%	1.26%	1.30%	1.33%	1.32%
Expenses net of all reductions	1.24%	1.22%	1.25%	1.25%	1.23%
Net investment income (loss)	(.34)%	(.43)%	.08%	(.14)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,709	$ 5,524	$ 5,691	$ 4,076	$ 3,491
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 8.45	$ 8.16	$ 7.18	$ 10.83
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.01) F	(.03)	(.08)
Net realized and unrealized gain (loss)	.51	.71	.30	1.01	(3.57)
Total from investment operations	.46	.65	.29	.98	(3.65)
Net asset value, end of period	$ 9.56	$ 9.10	$ 8.45	$ 8.16	$ 7.18
Total Return A, B	5.05%	7.69%	3.55%	13.65%	(33.70)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.07%	2.39%	2.64%	2.37%
Expenses net of fee waivers, if any	1.50%	1.51%	1.55%	1.58%	1.57%
Expenses net of all reductions	1.49%	1.47%	1.50%	1.50%	1.48%
Net investment income (loss)	(.59)%	(.67)%	(.17)%	(.39)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,896	$ 9,753	$ 10,200	$ 9,905	$ 8,925
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.80	$ 8.21	$ 7.98	$ 7.05	$ 10.67
Income from Investment Operations
Net investment income (loss) C	(.10)	(.10)	(.05) F	(.06)	(.12)
Net realized and unrealized gain (loss)	.50	.69	.28	.99	(3.50)
Total from investment operations	.40	.59	.23	.93	(3.62)
Net asset value, end of period	$ 9.20	$ 8.80	$ 8.21	$ 7.98	$ 7.05
Total Return A, B	4.55%	7.19%	2.88%	13.19%	(33.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.48%	2.52%	2.82%	2.96%	2.70%
Expenses net of fee waivers, if any	2.00%	2.01%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.96%	2.00%	1.97%	1.96%
Net investment income (loss)	(1.08)%	(1.17)%	(.67)%	(.86)%	(1.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,242	$ 5,080	$ 5,757	$ 7,634	$ 6,921
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.76	$ 8.17	$ 7.94	$ 7.02	$ 10.64
Income from Investment Operations
Net investment income (loss) C	(.10)	(.10)	(.05) F	(.06)	(.12)
Net realized and unrealized gain (loss)	.50	.69	.28	.98	(3.50)
Total from investment operations	.40	.59	.23	.92	(3.62)
Net asset value, end of period	$ 9.16	$ 8.76	$ 8.17	$ 7.94	$ 7.02
Total Return A, B	4.57%	7.22%	2.90%	13.11%	(34.02)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.48%	2.51%	2.70%	2.91%	2.68%
Expenses net of fee waivers, if any	2.00%	2.01%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.97%	2.00%	1.97%	1.96%
Net investment income (loss)	(1.09)%	(1.17)%	(.67)%	(.86)%	(1.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,546	$ 2,688	$ 2,688	$ 2,379	$ 1,758
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 8.67	$ 8.34	$ 7.30	$ 10.95
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	.03 E	.01	(.03)
Net realized and unrealized gain (loss)	.54	.74	.30	1.03	(3.62)
Total from investment operations	.53	.72	.33	1.04	(3.65)
Net asset value, end of period	$ 9.92	$ 9.39	$ 8.67	$ 8.34	$ 7.30
Total Return A	5.64%	8.30%	3.96%	14.25%	(33.33)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.35%	1.39%	1.40%	1.50%	1.39%
Expenses net of fee waivers, if any	1.00%	1.01%	1.05%	1.05%	1.05%
Expenses net of all reductions	.99%	.97%	1.00%	.97%	.95%
Net investment income (loss)	(.09)%	(.18)%	.33%	.14%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180	$ 192	$ 147	$ 146	$ 300
Portfolio turnover rate D	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,571,806
Unrealized depreciation	(749,056)
Net unrealized appreciation (depreciation)	1,822,750
Capital loss carryforward	(10,003,216)

Cost for federal income tax purposes	$ 21,306,656

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,053,064 and $21,280,540, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,635	$ 165
Class T	.25%	.25%	45,990	92
Class B	.75%	.25%	46,223	34,691
Class C	.75%	.25%	26,125	2,781
			$ 131,973	$ 37,729

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,671
Class T	5,244
Class B*	8,036
Class C*	422
$ 18,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,699.36
Class T	38,537.42
Class B	16,628.36
Class C	9,480.36
Institutional Class	429.24
	$ 84,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $635 for the period.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $62 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,391.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,744
Class T	1.50%	48,992
Class B	2.00%	22,060
Class C	2.00%	12,435
Institutional Class	1.00%	627
		$ 109,858

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,451 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	159,537	202,970	$ 1,502,941	$ 1,790,293
Shares redeemed	(170,840)	(269,658)	(1,595,833)	(2,382,588)
Net increase (decrease)	(11,303)	(66,688)	$ (92,892)	$ (592,295)
Class T
Shares sold	171,132	216,894	$ 1,567,640	$ 1,868,689
Shares redeemed	(313,023)	(352,168)	(2,873,918)	(3,030,929)
Net increase (decrease)	(141,891)	(135,274)	$ (1,306,278)	$ (1,162,240)
Class B
Shares sold	61,778	90,918	$ 549,230	$ 759,193
Shares redeemed	(178,140)	(214,632)	(1,587,246)	(1,781,021)
Net increase (decrease)	(116,362)	(123,714)	$ (1,038,016)	$ (1,021,828)
Class C
Shares sold	58,720	66,158	$ 515,439	$ 550,393
Shares redeemed	(87,627)	(88,088)	(768,146)	(724,175)
Net increase (decrease)	(28,907)	(21,930)	$ (252,707)	$ (173,782)
Institutional Class
Shares sold	2,061	4,059	$ 20,075	$ 37,521
Shares redeemed	(4,363)	(480)	(42,001)	(4,423)
Net increase (decrease)	(2,302)	3,579	$ (21,926)	$ 33,098

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Brian J. Hanson (32)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Growth. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as a research analyst and portfolio manager. Mr. Hanson also serves as Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Strategic Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Strategic Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-UANN-0107
1.786699.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	5.64%	-1.96%	2.39%

A From December 31, 1996.

B Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the 12 months overall, the Dow rose 15.76%, the Russell 2000 checked in with a 17.43% advance, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

For the fiscal year, the fund's Institutional Class shares returned 5.64%, compared with a gain of 8.36% for the Russell 1000® Growth Index. The fund had strong returns both early and late in the period, but suffered disproportionately during the mid-year market correction. For the period overall, unfavorable stock selection in the information technology sector - especially in software/services - detracted significantly from relative performance, as did sizable underweightings in the capital goods, media and consumer services areas. Among the biggest detractors were tech hardware/equipment company EMC and software/services firms Yahoo and Microsoft, the latter of which detracted because it was underweighted relative to the index late in the period. An underweighting in networking equipment maker Cisco Systems, a strong performer during the period, also hurt. Conversely, the fund benefited from stock selection and an overweighting in pharmaceuticals/biotechnology/life science, and from an overweighting in energy. The best performers included Apple Computer and Nastech Pharmaceutical. A significant underweighting in semiconductor chip maker Intel also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period * June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,084.40	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,082.70	$ 7.83
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,079.80	$ 10.43
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,080.20	$ 10.43
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,086.50	$ 5.23
Hypothetical A	$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Apple Computer, Inc.	7.0	4.4
Jabil Circuit, Inc.	6.1	1.7
Nastech Pharmaceutical Co., Inc.	5.5	4.2
Best Buy Co., Inc.	2.7	3.5
Johnson & Johnson	2.5	3.8
General Electric Co.	2.4	3.1
Avon Products, Inc.	2.2	2.9
Colgate-Palmolive Co.	2.1	3.6
Google, Inc. Class A (sub. vtg.)	2.0	1.6
Microsoft Corp.	2.0	1.9
	34.5
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.5	38.2
Health Care	21.5	21.0
Consumer Staples	9.4	12.5
Industrials	8.3	8.0
Consumer Discretionary	6.6	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2006 *		As of May 31, 2006 * *
	Stocks 99.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	12.8%	* * Foreign investments	13.6%

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.6%
Media - 1.7%
McGraw-Hill Companies, Inc.	2,100	$ 139,965
News Corp. Class B	10,500	226,065
		366,030
Specialty Retail - 4.9%
Best Buy Co., Inc.	10,500	577,185
Home Depot, Inc.	5,700	216,429
Staples, Inc.	10,050	255,974
		1,049,588
TOTAL CONSUMER DISCRETIONARY		1,415,618
CONSUMER STAPLES - 9.4%
Beverages - 1.4%
PepsiCo, Inc.	4,900	303,653
Food & Staples Retailing - 1.3%
Safeway, Inc.	2,300	70,863
Walgreen Co.	5,400	218,646
		289,509
Food Products - 1.5%
Bunge Ltd.	800	56,400
Cosan SA Industria E Comercio	2,700	47,016
Global Bio-Chem Technology Group Co. Ltd.	144,000	47,021
Nestle SA sponsored ADR	1,300	115,700
Tyson Foods, Inc. Class A	3,500	55,615
		321,752
Household Products - 3.0%
Colgate-Palmolive Co.	7,000	455,350
Procter & Gamble Co.	2,900	182,091
		637,441
Personal Products - 2.2%
Avon Products, Inc.	14,500	473,280
TOTAL CONSUMER STAPLES		2,025,635
ENERGY - 5.6%
Energy Equipment & Services - 2.6%
GlobalSantaFe Corp.	1,900	114,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc. (a)	3,214	$ 213,763
Schlumberger Ltd. (NY Shares)	3,400	232,832
		560,595
Oil, Gas & Consumable Fuels - 3.0%
D1 Oils PLC (a)	11,100	39,543
Tesoro Corp.	1,600	112,720
Ultra Petroleum Corp. (a)	3,300	177,870
Valero Energy Corp.	5,900	324,913
		655,046
TOTAL ENERGY		1,215,641
FINANCIALS - 2.8%
Capital Markets - 0.2%
Harris & Harris Group, Inc. (a)(d)	3,300	48,708
Commercial Banks - 0.4%
Mizuho Financial Group, Inc.	12	88,298
Consumer Finance - 0.9%
American Express Co.	3,200	187,904
Insurance - 1.3%
American International Group, Inc.	4,000	281,280
TOTAL FINANCIALS		606,190
HEALTH CARE - 21.5%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	400	17,312
Alkermes, Inc. (a)	800	12,144
Alnylam Pharmaceuticals, Inc. (a)(d)	6,700	143,849
Amgen, Inc. (a)	900	63,900
Amylin Pharmaceuticals, Inc. (a)	3,600	144,000
Genentech, Inc. (a)	1,200	98,100
Telik, Inc. (a)	4,700	79,947
Theravance, Inc. (a)	2,800	87,612
		646,864
Health Care Equipment & Supplies - 3.0%
Baxter International, Inc.	3,100	138,694
C.R. Bard, Inc.	1,700	139,893
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	2,900	$ 151,177
St. Jude Medical, Inc. (a)	5,700	212,439
		642,203
Health Care Providers & Services - 3.2%
Acibadem Saglik Hizmetleri AS	9,000	99,054
McKesson Corp.	6,200	306,280
UnitedHealth Group, Inc.	5,820	285,646
		690,980
Life Sciences Tools & Services - 0.5%
Ventana Medical Systems, Inc. (a)	2,700	113,643
Pharmaceuticals - 11.8%
Johnson & Johnson	8,100	533,871
Merck & Co., Inc.	3,700	164,687
Nastech Pharmaceutical Co., Inc. (a)(d)	63,300	1,179,912
Novartis AG sponsored ADR	3,600	210,276
Schering-Plough Corp.	9,800	215,698
Wyeth	5,100	246,228
		2,550,672
TOTAL HEALTH CARE		4,644,362
INDUSTRIALS - 8.3%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	5,900	253,582
Construction & Engineering - 1.1%
Fluor Corp.	2,000	174,160
Jacobs Engineering Group, Inc. (a)	800	67,096
		241,256
Electrical Equipment - 2.8%
Energy Conversion Devices, Inc. (a)	2,300	87,814
Evergreen Solar, Inc. (a)	9,900	91,476
Q-Cells AG (d)	5,600	238,409
SolarWorld AG (d)	1,600	97,673
Vestas Wind Systems AS (a)	2,000	77,183
		592,555
Industrial Conglomerates - 2.4%
General Electric Co.	14,600	515,088
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.8%
Deere & Co.	1,900	$ 182,400
TOTAL INDUSTRIALS		1,784,881
INFORMATION TECHNOLOGY - 42.5%
Communications Equipment - 6.0%
AudioCodes Ltd. (a)	23,900	229,679
Cisco Systems, Inc. (a)	13,300	357,504
Harris Corp.	8,700	366,357
Juniper Networks, Inc. (a)	6,200	131,998
QUALCOMM, Inc.	3,000	109,770
Redback Networks, Inc. (a)	6,500	95,680
		1,290,988
Computers & Peripherals - 11.4%
Apple Computer, Inc. (a)	16,400	1,503,551
EMC Corp. (a)	30,000	393,300
Hewlett-Packard Co.	3,100	122,326
Intermec, Inc. (a)	12,199	309,245
Rackable Systems, Inc. (a)	3,900	138,879
		2,467,301
Electronic Equipment & Instruments - 7.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	14,400	104,861
Jabil Circuit, Inc.	46,000	1,304,560
Sunpower Corp. Class A (d)	3,000	111,960
		1,521,381
Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)	2,100	102,627
aQuantive, Inc. (a)	7,400	176,860
Google, Inc. Class A (sub. vtg.) (a)	900	436,428
ValueClick, Inc. (a)	4,800	119,376
Yahoo!, Inc. (a)	7,500	202,425
		1,037,716
Semiconductors & Semiconductor Equipment - 6.2%
Cree, Inc. (a)	931	18,424
Cypress Semiconductor Corp. (a)(d)	14,500	252,155
Intel Corp.	7,800	166,530
Marvell Technology Group Ltd. (a)	10,600	218,784
National Semiconductor Corp.	4,500	108,855
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Renewable Energy Corp. AS (a)(d)	13,200	$ 243,171
Teradyne, Inc. (a)	22,600	336,740
		1,344,659
Software - 7.0%
Autodesk, Inc. (a)	4,800	197,664
Business Objects SA sponsored ADR (a)	1,700	65,994
Cognos, Inc. (a)	2,700	110,457
Electronic Arts, Inc. (a)	2,200	122,870
Hyperion Solutions Corp. (a)	4,350	159,906
Intuit, Inc. (a)	3,100	97,588
Microsoft Corp.	14,500	425,285
Oracle Corp. (a)	17,100	325,413
		1,505,177
TOTAL INFORMATION TECHNOLOGY		9,167,222
MATERIALS - 1.2%
Chemicals - 0.6%
Potash Corp. of Saskatchewan, Inc.	700	98,518
Tokuyama Corp.	3,000	40,159
		138,677
Metals & Mining - 0.6%
Oregon Steel Mills, Inc. (a)	1,900	119,586
TOTAL MATERIALS		258,263
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	3,300	111,903
Cbeyond, Inc. (d)	2,800	92,008
		203,911
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	5,900	223,433
TOTAL TELECOMMUNICATION SERVICES		427,344
TOTAL COMMON STOCKS (Cost $19,688,598)		21,545,156
Money Market Funds - 7.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	352,075	$ 352,075
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,232,175	1,232,175
TOTAL MONEY MARKET FUNDS (Cost $1,584,250)		1,584,250
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $21,272,848)		23,129,406
NET OTHER ASSETS - (7.2)%		(1,555,667)
NET ASSETS - 100%		$ 21,573,739
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,524
Fidelity Securities Lending Cash Central Fund	7,391
Total	$ 25,915
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Canada	1.7%
Germany	1.6%
Switzerland	1.5%
Bermuda	1.3%
Norway	1.1%
Netherlands Antilles	1.1%
Israel	1.1%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information

At November 30, 2006, the fund had a capital loss carryforward of approximately $10,003,216 of which $2,131,477, $5,708,196 and $2,163,543 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $1,186,093) - See accompanying schedule: Unaffiliated issuers (cost $19,688,598)	$ 21,545,156
Fidelity Central Funds (cost $1,584,250)	1,584,250
Total Investments (cost $21,272,848)		$ 23,129,406
Cash		144
Receivable for fund shares sold		6,165
Dividends receivable		22,495
Interest receivable		3,283
Receivable from investment adviser for expense reductions		13,410
Other receivables		1,738
Total assets		23,176,641

Liabilities
Payable for investments purchased	$ 275,416
Payable for fund shares redeemed	32,417
Accrued management fee	10,012
Distribution fees payable	10,441
Other affiliated payables	6,856
Other payables and accrued expenses	35,585
Collateral on securities loaned, at value	1,232,175
Total liabilities		1,602,902

Net Assets		$ 21,573,739
Net Assets consist of:
Paid in capital		$ 29,754,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,037,029)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,856,559
Net Assets		$ 21,573,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,709,225 ÷ 584,787 shares)	$ 9.76

Maximum offering price per share (100/94.25 of $9.76)	$ 10.36
Class T: Net Asset Value and redemption price per share ($8,895,901 ÷ 930,418 shares)	$ 9.56

Maximum offering price per share (100/96.50 of $9.56)	$ 9.91
Class B: Net Asset Value and offering price per share ($4,241,922 ÷ 460,862 shares)A	$ 9.20

Class C: Net Asset Value and offering price per share ($2,546,489 ÷ 277,969 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($180,202 ÷ 18,170 shares)	$ 9.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2006

Investment Income
Dividends		$ 172,950
Interest		106
Income from Fidelity Central Funds		25,915
Total income		198,971

Expenses
Management fee	$ 124,871
Transfer agent fees	84,773
Distribution fees	131,973
Accounting and security lending fees	9,214
Custodian fees and expenses	9,256
Independent trustees' compensation	85
Registration fees	59,418
Audit	45,020
Legal	1,051
Miscellaneous	(3,543)
Total expenses before reductions	462,118
Expense reductions	(112,309)	349,809
Net investment income (loss)		(150,838)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,126,340
Foreign currency transactions	(717)
Total net realized gain (loss)		1,125,623
Change in net unrealized appreciation (depreciation) on: Investment securities	73,302
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		73,303
Net gain (loss)		1,198,926
Net increase (decrease) in net assets resulting from operations		$ 1,048,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (150,838)	$ (178,166)
Net realized gain (loss)	1,125,623	383,025
Change in net unrealized appreciation (depreciation)	73,303	1,466,369
Net increase (decrease) in net assets resulting from operations	1,048,088	1,671,228
Share transactions - net increase (decrease)	(2,711,819)	(2,917,047)
Total increase (decrease) in net assets	(1,663,731)	(1,245,819)

Net Assets
Beginning of period	23,237,470	24,483,289
End of period	$ 21,573,739	$ 23,237,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 8.59	$ 8.28	$ 7.26	$ 10.92
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	.01 F	(.01)	(.05)
Net realized and unrealized gain (loss)	.52	.72	.30	1.03	(3.61)
Total from investment operations	.49	.68	.31	1.02	(3.66)
Net asset value, end of period	$ 9.76	$ 9.27	$ 8.59	$ 8.28	$ 7.26
Total Return A, B	5.29%	7.92%	3.74%	14.05%	(33.52)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.76%	2.02%	2.28%	2.03%
Expenses net of fee waivers, if any	1.25%	1.26%	1.30%	1.33%	1.32%
Expenses net of all reductions	1.24%	1.22%	1.25%	1.25%	1.23%
Net investment income (loss)	(.34)%	(.43)%	.08%	(.14)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,709	$ 5,524	$ 5,691	$ 4,076	$ 3,491
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 8.45	$ 8.16	$ 7.18	$ 10.83
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.01) F	(.03)	(.08)
Net realized and unrealized gain (loss)	.51	.71	.30	1.01	(3.57)
Total from investment operations	.46	.65	.29	.98	(3.65)
Net asset value, end of period	$ 9.56	$ 9.10	$ 8.45	$ 8.16	$ 7.18
Total Return A, B	5.05%	7.69%	3.55%	13.65%	(33.70)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.07%	2.39%	2.64%	2.37%
Expenses net of fee waivers, if any	1.50%	1.51%	1.55%	1.58%	1.57%
Expenses net of all reductions	1.49%	1.47%	1.50%	1.50%	1.48%
Net investment income (loss)	(.59)%	(.67)%	(.17)%	(.39)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,896	$ 9,753	$ 10,200	$ 9,905	$ 8,925
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.80	$ 8.21	$ 7.98	$ 7.05	$ 10.67
Income from Investment Operations
Net investment income (loss) C	(.10)	(.10)	(.05) F	(.06)	(.12)
Net realized and unrealized gain (loss)	.50	.69	.28	.99	(3.50)
Total from investment operations	.40	.59	.23	.93	(3.62)
Net asset value, end of period	$ 9.20	$ 8.80	$ 8.21	$ 7.98	$ 7.05
Total Return A, B	4.55%	7.19%	2.88%	13.19%	(33.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.48%	2.52%	2.82%	2.96%	2.70%
Expenses net of fee waivers, if any	2.00%	2.01%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.96%	2.00%	1.97%	1.96%
Net investment income (loss)	(1.08)%	(1.17)%	(.67)%	(.86)%	(1.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,242	$ 5,080	$ 5,757	$ 7,634	$ 6,921
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.76	$ 8.17	$ 7.94	$ 7.02	$ 10.64
Income from Investment Operations
Net investment income (loss) C	(.10)	(.10)	(.05) F	(.06)	(.12)
Net realized and unrealized gain (loss)	.50	.69	.28	.98	(3.50)
Total from investment operations	.40	.59	.23	.92	(3.62)
Net asset value, end of period	$ 9.16	$ 8.76	$ 8.17	$ 7.94	$ 7.02
Total Return A, B	4.57%	7.22%	2.90%	13.11%	(34.02)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.48%	2.51%	2.70%	2.91%	2.68%
Expenses net of fee waivers, if any	2.00%	2.01%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.97%	2.00%	1.97%	1.96%
Net investment income (loss)	(1.09)%	(1.17)%	(.67)%	(.86)%	(1.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,546	$ 2,688	$ 2,688	$ 2,379	$ 1,758
Portfolio turnover rate E	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 8.67	$ 8.34	$ 7.30	$ 10.95
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	.03 E	.01	(.03)
Net realized and unrealized gain (loss)	.54	.74	.30	1.03	(3.62)
Total from investment operations	.53	.72	.33	1.04	(3.65)
Net asset value, end of period	$ 9.92	$ 9.39	$ 8.67	$ 8.34	$ 7.30
Total Return A	5.64%	8.30%	3.96%	14.25%	(33.33)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.35%	1.39%	1.40%	1.50%	1.39%
Expenses net of fee waivers, if any	1.00%	1.01%	1.05%	1.05%	1.05%
Expenses net of all reductions	.99%	.97%	1.00%	.97%	.95%
Net investment income (loss)	(.09)%	(.18)%	.33%	.14%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180	$ 192	$ 147	$ 146	$ 300
Portfolio turnover rate D	88%	115%	149%	188%	241%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,571,806
Unrealized depreciation	(749,056)
Net unrealized appreciation (depreciation)	1,822,750
Capital loss carryforward	(10,003,216)

Cost for federal income tax purposes	$ 21,306,656

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,053,064 and $21,280,540, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,635	$ 165
Class T	.25%	.25%	45,990	92
Class B	.75%	.25%	46,223	34,691
Class C	.75%	.25%	26,125	2,781
			$ 131,973	$ 37,729

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,671
Class T	5,244
Class B*	8,036
Class C*	422
$ 18,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,699.36
Class T	38,537.42
Class B	16,628.36
Class C	9,480.36
Institutional Class	429.24
	$ 84,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $635 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $62 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,391.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,744
Class T	1.50%	48,992
Class B	2.00%	22,060
Class C	2.00%	12,435
Institutional Class	1.00%	627
		$ 109,858

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,451 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2006	2005	2006	2005
Class A
Shares sold	159,537	202,970	$ 1,502,941	$ 1,790,293
Shares redeemed	(170,840)	(269,658)	(1,595,833)	(2,382,588)
Net increase (decrease)	(11,303)	(66,688)	$ (92,892)	$ (592,295)
Class T
Shares sold	171,132	216,894	$ 1,567,640	$ 1,868,689
Shares redeemed	(313,023)	(352,168)	(2,873,918)	(3,030,929)
Net increase (decrease)	(141,891)	(135,274)	$ (1,306,278)	$ (1,162,240)
Class B
Shares sold	61,778	90,918	$ 549,230	$ 759,193
Shares redeemed	(178,140)	(214,632)	(1,587,246)	(1,781,021)
Net increase (decrease)	(116,362)	(123,714)	$ (1,038,016)	$ (1,021,828)
Class C
Shares sold	58,720	66,158	$ 515,439	$ 550,393
Shares redeemed	(87,627)	(88,088)	(768,146)	(724,175)
Net increase (decrease)	(28,907)	(21,930)	$ (252,707)	$ (173,782)
Institutional Class
Shares sold	2,061	4,059	$ 20,075	$ 37,521
Shares redeemed	(4,363)	(480)	(42,001)	(4,423)
Net increase (decrease)	(2,302)	3,579	$ (21,926)	$ 33,098

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Brian J. Hanson (32)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Growth. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as a research analyst and portfolio manager. Mr. Hanson also serves as Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Strategic Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Strategic Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQGI-UANN-0107
1.786700.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	10.49%	9.92%	11.03%
Class T (incl. 3.50% sales charge) C	12.94%	10.22%	11.14%
Class B (incl. contingent deferred sales charge) A, C	11.71%	10.05%	11.16%
Class C (incl. contingent deferred sales charge) B, C	15.38%	10.35%	10.91%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from November 30, 1996 through August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively.

C Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Class T on November 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the year overall, the Dow rose 15.76%, the Russell 2000 advanced 17.43%, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 17.23%, 17.03%, 16.29% and 16.30%, respectively (excluding sales charges), while the Russell Midcap® Value Index rose 20.16%. The fund underperformed in part because it was underweighted in real estate investment trusts (REITs), one of the top performing index segments. Also, the fund had little-to-no exposure to several strong-performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some weak stocks the fund overweighted also hurt, such as glass container manufacturer Owens-Illinois and health care companies Community Health Systems and Chemed (not in the benchmark). Out-of-index investments in cruise lines Carnival and Royal Caribbean, life insurer Scottish Re and video game producer Take-Two Interactive detracted as well. On the flip side, a number of the portfolio's top performing holdings were not found in the index. Within technology, disk-drive manufacturers Western Digital and Maxtor (acquired by Seagate Technology during the period) performed very well, along with semiconductor maker Trident Microsystems. Tech-related high-speed cable manufacturer Belden helped as well. In energy, drilling equipment producer FMC Technologies contributed. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, and farm equipment manufacturer Deere benefited from higher corn prices. Many of the stocks I've mentioned were no longer held at period end.

The fund's Institutional Class shares returned 17.70% during the period, while the Russell Midcap® Value Index rose 20.16%. The fund underperformed in part because it was underweighted in real estate investment trusts (REITs), one of the top performing index segments. Also, the fund had little-to-no exposure to several strong-performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some weak stocks the fund overweighted also hurt, such as glass container manufacturer Owens-Illinois and health care companies Community Health Systems and Chemed (not in the benchmark). Out-of-index investments in cruise lines Carnival and Royal Caribbean, life insurer Scottish Re and video game producer Take-Two Interactive detracted as well. On the flip side, a number of the portfolio's top performing holdings were not found in the index. Within technology, disk-drive manufacturers Western Digital and Maxtor (acquired by Seagate Technology during the period) performed very well, along with semiconductor maker Trident Microsystems. Tech-related high-speed cable manufacturer Belden helped as well. In energy, drilling equipment producer FMC Technologies contributed. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, and farm equipment manufacturer Deere benefited from higher corn prices. Many of the stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,100.60	$ 6.16
HypotheticalA	$ 1,000.00	$ 1,019.20	$ 5.92
Class T
Actual	$ 1,000.00	$ 1,099.60	$ 7.11
HypotheticalA	$ 1,000.00	$ 1,018.30	$ 6.83
Class B
Actual	$ 1,000.00	$ 1,096.40	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Class C
Actual	$ 1,000.00	$ 1,096.30	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,102.00	$ 4.95
HypotheticalA	$ 1,000.00	$ 1,020.36	$ 4.76
Institutional Class
Actual	$ 1,000.00	$ 1,103.00	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.35%
Class B	1.96%
Class C	1.96%
Fidelity Value Strategies Fund	.94%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	0.4
Entergy Corp.	1.5	0.3
Equity Residential (SBI)	1.3	0.3
Vornado Realty Trust	1.3	0.2
General Growth Properties, Inc.	1.3	0.4
Altria Group, Inc.	1.2	0.5
FPL Group, Inc.	1.2	0.3
AES Corp.	1.1	0.2
National Oilwell Varco, Inc.	1.1	1.1
Sierra Pacific Resources	1.1	0.0
	12.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	12.9
Information Technology	15.7	21.4
Consumer Discretionary	13.1	16.7
Utilities	12.8	3.4
Industrials	8.4	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 100.3%		Stocks 94.3%
	Short-Term Investments and Net Other Assets(dagger) (0.3)%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	14.1%	** Foreign investments	12.0%

(dagger) Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.6%
Amerigon, Inc. (a)	192,300	$ 1,642
Gentex Corp.	494,500	8,194
		9,836
Automobiles - 0.2%
Renault SA	31,500	3,775
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	359,200	9,864
Gaylord Entertainment Co. (a)	167,000	8,166
International Game Technology	97,900	4,286
McCormick & Schmick's Seafood Restaurants (a)	106,300	2,666
Vail Resorts, Inc. (a)	117,500	5,172
WMS Industries, Inc. (a)	318,000	11,060
		41,214
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	52,673	932
Ethan Allen Interiors, Inc.	121,300	4,304
Leggett & Platt, Inc.	103,600	2,464
M.D.C. Holdings, Inc.	129,700	7,410
Newell Rubbermaid, Inc.	269,000	7,664
The Stanley Works	133,700	6,821
Whirlpool Corp.	160,000	13,648
		43,243
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	123,500	2,811
Leisure Equipment & Products - 0.5%
Eastman Kodak Co. (d)	359,300	9,349
Media - 3.6%
Clear Channel Outdoor Holding, Inc. Class A	205,200	5,284
Comcast Corp. Class A	180,600	7,307
DreamWorks Animation SKG, Inc. Class A (a)	123,700	3,616
Focus Media Holding Ltd. ADR (a)	70,400	5,017
Grupo Televisa SA de CV (CPO) sponsored ADR	111,200	2,922
Liberty Global, Inc. Class A (a)	198,100	5,343
Live Nation, Inc. (a)	278,539	5,972
McGraw-Hill Companies, Inc.	103,500	6,898
Naspers Ltd. Class N sponsored ADR	93,100	1,930
News Corp. Class B	210,000	4,521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
NTL, Inc.	266,298	$ 6,415
R.H. Donnelley Corp.	145,500	9,021
		64,246
Multiline Retail - 1.5%
Federated Department Stores, Inc.	139,800	5,884
Saks, Inc.	507,200	10,408
Sears Holdings Corp. (a)	49,400	8,468
Tuesday Morning Corp.	47,200	831
		25,591
Specialty Retail - 1.3%
Lithia Motors, Inc. Class A (sub. vtg.)	32,900	851
OfficeMax, Inc.	148,300	6,980
PETsMART, Inc.	246,200	7,283
RadioShack Corp.	227,400	3,986
Select Comfort Corp. (a)	23,300	403
Staples, Inc.	101,100	2,575
		22,078
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	165,000	4,547
Phillips-Van Heusen Corp.	94,800	4,676
		9,223
TOTAL CONSUMER DISCRETIONARY		231,366
CONSUMER STAPLES - 3.6%
Beverages - 0.3%
SABMiller PLC	193,700	4,047
Food & Staples Retailing - 1.0%
Rite Aid Corp. (d)	1,831,800	8,701
Sysco Corp.	255,000	9,142
		17,843
Food Products - 1.1%
Bunge Ltd.	38,700	2,728
Nestle SA sponsored ADR	104,600	9,309
Tyson Foods, Inc. Class A	497,700	7,908
		19,945
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	257,800	$ 21,709
TOTAL CONSUMER STAPLES		63,544
ENERGY - 8.2%
Energy Equipment & Services - 4.1%
GlobalSantaFe Corp.	185,900	11,154
Halliburton Co.	131,700	4,444
National Oilwell Varco, Inc. (a)	288,200	19,168
Noble Corp.	98,400	7,601
Smith International, Inc.	387,500	16,415
Transocean, Inc. (a)	165,700	12,916
		71,698
Oil, Gas & Consumable Fuels - 4.1%
Aurora Oil & Gas Corp. (a)	988,341	3,370
Cabot Oil & Gas Corp.	101,300	6,294
Chesapeake Energy Corp.	136,600	4,648
CONSOL Energy, Inc.	239,200	8,781
Foundation Coal Holdings, Inc.	76,800	2,850
Noble Energy, Inc.	132,100	7,067
Peabody Energy Corp.	165,100	7,596
Petroplus Holdings AG (a)	21,800	1,272
Ultra Petroleum Corp. (a)	304,800	16,429
Valero Energy Corp.	273,900	15,084
		73,391
TOTAL ENERGY		145,089
FINANCIALS - 24.5%
Capital Markets - 2.1%
Charles Schwab Corp.	343,600	6,302
Investors Financial Services Corp.	100,700	4,005
KKR Private Equity Investors, LP	207,800	4,613
State Street Corp.	93,900	5,834
UBS AG (Reg.)	277,750	16,726
		37,480
Commercial Banks - 4.9%
Bangkok Bank Ltd. PCL (For. Reg.)	1,421,300	5,187
Boston Private Financial Holdings, Inc.	98,500	2,674
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp	194,400	$ 6,680
Center Financial Corp., California	95,871	2,150
East West Bancorp, Inc.	153,200	5,455
Erste Bank AG	51,600	3,759
PNC Financial Services Group, Inc.	51,000	3,605
SVB Financial Group (a)	47,900	2,274
UCBH Holdings, Inc.	519,100	8,752
Uniao de Bancos Brasileiros SA (Unibanco) GDR	103,300	8,746
Wachovia Corp.	313,200	16,972
Wells Fargo & Co.	490,800	17,296
Wintrust Financial Corp.	45,500	2,167
		85,717
Consumer Finance - 1.0%
Capital One Financial Corp.	155,100	12,079
SLM Corp.	120,700	5,533
		17,612
Diversified Financial Services - 0.2%
FirstRand Ltd.	1,425,800	3,935
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	154,900	6,576
Axis Capital Holdings Ltd.	313,900	10,745
Endurance Specialty Holdings Ltd.	328,900	12,344
Everest Re Group Ltd.	69,800	6,869
First Mercury Financial Corp.	170,600	3,598
Genworth Financial, Inc. Class A (non-vtg.)	264,300	8,669
Hartford Financial Services Group, Inc.	79,100	6,784
IPC Holdings Ltd.	171,500	5,351
MBIA, Inc.	83,400	5,809
MetLife, Inc.	119,100	6,995
Montpelier Re Holdings Ltd.	193,700	3,688
National Financial Partners Corp.	115,600	5,239
Navigators Group, Inc. (a)	102,240	4,731
Prudential Financial, Inc.	165,600	13,493
Scottish Re Group Ltd.	192,100	1,143
The Chubb Corp.	48,100	2,490
United America Indemnity Ltd. Class A (a)	113,298	2,843
		107,367
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc.	145,901	15,039
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Annaly Capital Management, Inc.	772,400	$ 10,798
Developers Diversified Realty Corp.	233,800	15,146
Duke Realty Corp.	323,300	14,070
Equity Residential (SBI)	441,800	23,530
General Growth Properties, Inc.	404,700	22,234
Health Care Property Investors, Inc.	135,400	4,911
United Dominion Realty Trust, Inc. (SBI)	235,500	7,908
Vornado Realty Trust	182,700	23,040
		136,676
Real Estate Management & Development - 0.2%
The St. Joe Co. (d)	73,900	4,138
Thrifts & Mortgage Finance - 2.3%
Countrywide Financial Corp.	220,600	8,762
Fannie Mae	249,000	14,200
Fremont General Corp.	161,100	2,740
Hudson City Bancorp, Inc.	1,088,600	14,446
NetBank, Inc. (a)	250,189	1,146
		41,294
TOTAL FINANCIALS		434,219
HEALTH CARE - 7.7%
Biotechnology - 0.3%
Neurocrine Biosciences, Inc. (a)	89,000	822
Theravance, Inc. (a)	144,820	4,531
		5,353
Health Care Equipment & Supplies - 2.0%
Advanced Medical Optics, Inc. (a)	153,400	5,371
Alcon, Inc.	10,000	1,096
ArthroCare Corp. (a)	103,456	4,311
C.R. Bard, Inc.	94,500	7,776
Cooper Companies, Inc.	81,600	4,404
Dade Behring Holdings, Inc.	192,473	7,287
Inverness Medical Innovations, Inc. (a)	45,000	1,755
Respironics, Inc. (a)	122,900	4,432
		36,432
Health Care Providers & Services - 3.9%
Brookdale Senior Living, Inc.	167,711	7,656
Capital Senior Living Corp. (a)	174,500	1,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	213,200	$ 7,462
DaVita, Inc. (a)	193,000	10,270
Emeritus Corp. (a)	140,600	3,283
Health Net, Inc. (a)	149,770	6,910
Humana, Inc. (a)	6,700	362
McKesson Corp.	196,800	9,722
Medco Health Solutions, Inc. (a)	58,380	2,931
Omnicare, Inc.	197,300	7,831
Sierra Health Services, Inc. (a)	134,700	4,721
United Surgical Partners International, Inc. (a)	221,500	5,637
		68,575
Health Care Technology - 0.5%
IMS Health, Inc.	309,100	8,491
Pharmaceuticals - 1.0%
Barr Pharmaceuticals, Inc. (a)	161,117	8,230
Endo Pharmaceuticals Holdings, Inc. (a)	154,300	4,183
MGI Pharma, Inc. (a)	265,000	5,027
		17,440
TOTAL HEALTH CARE		136,291
INDUSTRIALS - 8.4%
Aerospace & Defense - 0.6%
AAR Corp. (a)	90,700	2,412
General Dynamics Corp.	117,100	8,764
		11,176
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	73,000	3,212
Airlines - 0.7%
AirTran Holdings, Inc. (a)(d)	670,955	8,340
TAM SA (PN) sponsored ADR (ltd. vtg.)	182,900	5,099
		13,439
Building Products - 0.2%
Goodman Global, Inc.	197,800	3,167
Commercial Services & Supplies - 1.2%
Allied Waste Industries, Inc.	256,276	3,250
CDI Corp.	48,600	1,265
Cintas Corp.	184,900	7,803
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Fuel Tech, Inc. (a)	45,200	$ 1,102
The Brink's Co.	154,500	8,674
		22,094
Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV (NY Shares)	164,500	4,767
Infrasource Services, Inc. (a)	235,700	5,093
Quanta Services, Inc. (a)	307,100	5,629
Shaw Group, Inc. (a)	156,100	4,666
Washington Group International, Inc.	74,400	4,373
		24,528
Electrical Equipment - 0.5%
Vestas Wind Systems AS (a)	212,100	8,185
Industrial Conglomerates - 0.5%
Tyco International Ltd.	295,800	8,960
Machinery - 1.0%
Deere & Co.	82,100	7,882
Hanjin Heavy Industries & Construction Co. Ltd.	156,370	5,485
Valmont Industries, Inc.	72,600	4,302
		17,669
Road & Rail - 1.9%
AMERCO (a)	31,300	2,718
Burlington Northern Santa Fe Corp.	174,200	13,093
Con-way, Inc.	94,600	4,363
Laidlaw International, Inc.	315,192	9,156
Landstar System, Inc.	91,800	4,135
		33,465
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	139,900	3,359
TOTAL INDUSTRIALS		149,254
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 2.4%
Adtran, Inc.	276,500	6,025
Comverse Technology, Inc. (a)	251,800	4,915
Dycom Industries, Inc. (a)	331,500	6,736
Harris Corp.	237,700	10,010
Juniper Networks, Inc. (a)	499,500	10,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	219,300	$ 4,434
Nortel Networks Corp.	83,700	180
		42,934
Computers & Peripherals - 1.9%
Dell, Inc. (a)	71,600	1,950
Electronics for Imaging, Inc. (a)	369,300	9,048
Hewlett-Packard Co.	192,700	7,604
NCR Corp. (a)	351,300	15,074
		33,676
Electronic Equipment & Instruments - 2.4%
Agilent Technologies, Inc. (a)	243,700	7,759
Arrow Electronics, Inc. (a)	236,600	7,514
Avnet, Inc. (a)	583,900	14,475
FLIR Systems, Inc. (a)	239,100	7,701
Jabil Circuit, Inc.	164,500	4,665
		42,114
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)(d)	527,000	14,224
IT Services - 0.6%
First Data Corp.	224,200	5,661
Western Union Co. (a)	242,500	5,529
		11,190
Office Electronics - 0.8%
Xerox Corp.	867,500	14,314
Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc.	494,100	8,884
ASML Holding NV (NY Shares) (a)	369,800	9,208
Atmel Corp. (a)	1,129,000	5,713
Integrated Device Technology, Inc. (a)	278,585	4,597
Intersil Corp. Class A	291,100	7,211
Lam Research Corp. (a)	88,900	4,676
Marvell Technology Group Ltd. (a)	262,400	5,416
National Semiconductor Corp.	175,100	4,236
Spansion, Inc. Class A	308,600	4,509
Verigy Ltd.	32,898	587
		55,037
Software - 3.7%
Cognos, Inc. (a)	189,500	7,752
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Fair, Isaac & Co., Inc.	192,900	$ 8,028
Hyperion Solutions Corp. (a)	161,900	5,951
Nintendo Co. Ltd.	39,600	9,439
Quest Software, Inc. (a)	631,500	9,037
Symantec Corp. (a)	559,900	11,870
Ubisoft Entertainment SA (a)	198,870	12,509
		64,586
TOTAL INFORMATION TECHNOLOGY		278,075
MATERIALS - 4.6%
Chemicals - 3.3%
Agrium, Inc.	308,500	9,471
Arkema sponsored ADR (a)	78,700	3,900
Celanese Corp. Class A	573,600	12,619
Chemtura Corp.	1,315,900	12,738
Cytec Industries, Inc.	106,500	5,680
Georgia Gulf Corp.	159,948	3,258
OMNOVA Solutions, Inc. (a)	80,313	384
Rohm & Haas Co.	201,000	10,496
Syngenta AG sponsored ADR	4,600	162
		58,708
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp.	419,800	4,504
Metals & Mining - 1.1%
Compass Minerals International, Inc.	70,733	2,341
Reliance Steel & Aluminum Co.	172,400	6,636
Titanium Metals Corp.	304,321	9,729
		18,706
TOTAL MATERIALS		81,918
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.4%
BellSouth Corp.	321,300	14,327
Qwest Communications International, Inc. (a)	597,800	4,597
Verizon Communications, Inc.	157,800	5,514
		24,438
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.	231,400	$ 4,515
TOTAL TELECOMMUNICATION SERVICES		28,953
UTILITIES - 12.8%
Electric Utilities - 7.3%
DPL, Inc.	305,250	8,535
Edison International	654,100	30,077
Entergy Corp.	298,700	27,277
FPL Group, Inc.	397,200	21,171
Northeast Utilities	274,000	7,680
PPL Corp.	446,100	16,216
Sierra Pacific Resources	1,146,214	18,821
		129,777
Gas Utilities - 0.7%
Equitable Resources, Inc.	287,500	12,472
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	852,800	19,930
Constellation Energy Group, Inc.	189,400	12,995
NRG Energy, Inc.	253,200	14,412
TXU Corp.	177,000	10,158
		57,495
Multi-Utilities - 1.5%
CMS Energy Corp. (a)	807,700	13,093
Public Service Enterprise Group, Inc.	123,200	8,282
Sempra Energy	98,200	5,352
		26,727
TOTAL UTILITIES		226,471
TOTAL COMMON STOCKS (Cost $1,607,137)		1,775,180
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e) (Cost $36)	2,400	$ 0
Money Market Funds - 1.2%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $21,890)	21,889,500	21,890
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,629,063)		1,797,070
NET OTHER ASSETS - (1.5)%		(26,992)
NET ASSETS - 100%		$ 1,770,078
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 36
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,409
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,611
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Bermuda	3.1%
Canada	2.0%
Switzerland	1.6%
Cayman Islands	1.3%
France	1.1%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $21,627) - See accompanying schedule: Unaffiliated issuers (cost $1,607,173)	$ 1,775,180
Fidelity Central Funds (cost $21,890)	21,890
Total Investments (cost $1,629,063)		$ 1,797,070
Cash		1,729
Receivable for investments sold		24,180
Receivable for fund shares sold		1,294
Dividends receivable		2,018
Interest receivable		55
Other receivables		30
Total assets		1,826,376

Liabilities
Payable for investments purchased	$ 26,330
Payable for fund shares redeemed	4,065
Accrued management fee	822
Distribution fees payable	669
Other affiliated payables	442
Other liabilities	2,080
Collateral on securities loaned, at value	21,890
Total liabilities		56,298

Net Assets		$ 1,770,078
Net Assets consist of:
Paid in capital		$ 1,341,760
Accumulated net investment loss		(1,181)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		261,497
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,002
Net Assets		$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($334,333 ÷ 10,122 shares)	$ 33.03

Maximum offering price per share (100/94.25 of $33.03)	$ 35.05
Class T: Net Asset Value and redemption price per share ($826,844 ÷ 24,486 shares)	$ 33.77

Maximum offering price per share (100/96.50 of $33.77)	$ 34.99
Class B: Net Asset Value and offering price per share ($212,341 ÷ 6,812 shares)A	$ 31.17

Class C: Net Asset Value and offering price per share ($99,165 ÷ 3,203 shares)A	$ 30.96

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($216,392 ÷ 6,049 shares)	$ 35.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,003 ÷ 2,335 shares)	$ 34.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 21,089
Interest		14
Income from Fidelity Central Funds		2,611
Total income		23,714

Expenses
Management fee	$ 9,928
Transfer agent fees	4,738
Distribution fees	8,314
Accounting and security lending fees	576
Custodian fees and expenses	129
Independent trustees' compensation	7
Registration fees	162
Audit	52
Legal	34
Interest	15
Miscellaneous	(57)
Total expenses before reductions	23,898
Expense reductions	(216)	23,682
Net investment income (loss)		32
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	264,838
Foreign currency transactions	(119)
Total net realized gain (loss)		264,719
Change in net unrealized appreciation (depreciation) on: Investment securities	14,831
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		14,826
Net gain (loss)		279,545
Net increase (decrease) in net assets resulting from operations		$ 279,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32	$ (2,180)
Net realized gain (loss)	264,719	455,718
Change in net unrealized appreciation (depreciation)	14,826	(342,753)
Net increase (decrease) in net assets resulting from operations	279,577	110,785
Distributions to shareholders from net investment income	(1,053)	-
Distributions to shareholders from net realized gain	(387,222)	(16,209)
Total distributions	(388,275)	(16,209)
Share transactions - net increase (decrease)	4,446	(379,736)
Total increase (decrease) in net assets	(104,252)	(285,160)

Net Assets
Beginning of period	1,874,330	2,159,490
End of period (including accumulated net investment loss of $1,181 and accumulated net investment loss of $1,062, respectively)	$ 1,770,078	$ 1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$ 24.77
Income from Investment Operations
Net investment income (loss) C	.06	.03	(.10)	(.08)	.02
Net realized and unrealized gain (loss)	4.94	2.04	2.73	9.29	(2.82)
Total from investment operations	5.00	2.07	2.63	9.21	(2.80)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.23)
Total distributions	(7.36)	(.26)	-	-	(.23)
Net asset value, end of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Total Return A, B	17.23%	6.19%	8.50%	42.36%	(11.46)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of fee waivers, if any	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of all reductions	1.16%	1.13%	1.17%	1.18%	1.17%
Net investment income (loss)	.20%	.09%	(.30)%	(.35)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 334	$ 312	$ 299	$ 238	$ 129
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.06	$ 34.28	$ 31.65	$ 22.28	$ 25.36
Income from Investment Operations
Net investment income (loss) C	- G	(.03)	(.16)	(.13)	(.03)
Net realized and unrealized gain (loss)	5.06	2.07	2.79	9.50	(2.90)
Total from investment operations	5.06	2.04	2.63	9.37	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.15)
Net asset value, end of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Total Return A, B	17.03%	5.97%	8.31%	42.06%	(11.66)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of fee waivers, if any	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of all reductions	1.34%	1.32%	1.36%	1.38%	1.35%
Net investment income (loss)	.01%	(.10)%	(.50)%	(.54)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 827	$ 930	$ 1,107	$ 1,127	$ 710
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Income from Investment Operations
Net investment income (loss) C	(.18)	(.23)	(.35)	(.27)	(.16)
Net realized and unrealized gain (loss)	4.69	1.96	2.65	9.09	(2.80)
Total from investment operations	4.51	1.73	2.30	8.82	(2.96)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.07)
Net asset value, end of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Total Return A, B	16.29%	5.33%	7.61%	41.18%	(12.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of fee waivers, if any	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of all reductions	1.96%	1.93%	2.00%	2.01%	1.97%
Net investment income (loss)	(.61)%	(.71)%	(1.14)%	(1.17)%	(.73)%
Supplemental Data
Net assets, end of period (in millions)	$ 212	$ 244	$ 301	$ 290	$ 196
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.83	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Income from Investment Operations
Net investment income (loss) C	(.17)	(.23)	(.33)	(.26)	(.15)
Net realized and unrealized gain (loss)	4.65	1.95	2.63	9.04	(2.78)
Total from investment operations	4.48	1.72	2.30	8.78	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.25)
Net asset value, end of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Total Return A, B	16.30%	5.33%	7.65%	41.24%	(12.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of fee waivers, if any	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of all reductions	1.94%	1.93%	1.96%	1.97%	1.94%
Net investment income (loss)	(.59)%	(.71)%	(1.10)%	(1.13)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 99	$ 108	$ 136	$ 106	$ 53
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.75	$ 35.71	$ 32.81	$ 22.95	$ 26.05
Income from Investment Operations
Net investment income (loss) B	.14	.14	- F	.02	.12
Net realized and unrealized gain (loss)	5.34	2.16	2.90	9.84	(2.96)
Total from investment operations	5.48	2.30	2.90	9.86	(2.84)
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.26)
Total distributions	(7.46)	(.26)	-	-	(.26)
Net asset value, end of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Total Return A	17.52%	6.46%	8.84%	42.96%	(11.06)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.87%	.79%	.80%
Expenses net of fee waivers, if any	.93%	.89%	.87%	.79%	.80%
Expenses net of all reductions	.91%	.83%	.86%	.76%	.73%
Net investment income (loss)	.44%	.39%	.00%	.08%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 216	$ 171	$ 185	$ 22	$ 16
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.82	$ 34.80	$ 31.95	$ 22.36	$ 25.42
Income from Investment Operations
Net investment income (loss) B	.18	.17	.03	.01	.10
Net realized and unrealized gain (loss)	5.19	2.11	2.82	9.58	(2.89)
Total from investment operations	5.37	2.28	2.85	9.59	(2.79)
Distributions from net investment income	(.15)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.27)
Total distributions	(7.50)	(.26)	-	-	(.27)
Net asset value, end of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Total Return A	17.70%	6.58%	8.92%	42.89%	(11.15)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.80%	.79%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.83%	.87%
Expenses net of all reductions	.78%	.74%	.78%	.81%	.80%
Net investment income (loss)	.57%	.48%	.08%	.03%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 81	$ 109	$ 131	$ 141	$ 65
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period discount on debt securities, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 189,597
Unrealized depreciation	(27,629)
Net unrealized appreciation (depreciation)	161,968
Undistributed ordinary income	101,215
Undistributed long-term capital gain	125,053

Cost for federal income tax purposes	$ 1,635,102

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 1,053	$ -
Long-term Capital Gains	387,222	16,209
Total	$ 388,275	$ 16,209

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,883,243 and $3,195,636, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 787	$ 14
Class T	.25%	.25%	4,300	52
Class B	.75%	.25%	2,215	1,662
Class C	.75%	.25%	1,012	72
			$ 8,314	$ 1,800

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	35
Class B*	388
Class C*	69
$ 571

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 939.30
Class T	2,001.23
Class B	774.35
Class C	335.33
Fidelity Value Strategies Fund	549.31
Institutional Class	140.18
	$ 4,738

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,268	5.39%	$ 15

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $202.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $192 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 6
Class T	11
Fidelity Value Strategies Fund	5
$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to

Annual Report

8. Other - continued

Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 106	$ -
Fidelity Value Strategies Fund	522	-
Institutional Class	425	-
Total	$ 1,053	$ -
From net realized gain
Class A	$ 65,270	$ 2,289
Class T	188,894	8,174
Class B	52,282	2,340
Class C	24,896	1,075
Fidelity Value Strategies Fund	34,631	1,386
Institutional Class	21,249	945
Total	$ 387,222	$ 16,209

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2006	2005	2006	2005
Class A
Shares sold	2,955	2,888	$ 89,837	$ 97,636
Reinvestment of distributions	2,133	64	61,932	2,172
Shares redeemed	(3,791)	(3,034)	(114,922)	(102,624)
Net increase (decrease)	1,297	(82)	$ 36,847	$ (2,816)
Class T
Shares sold	3,928	5,968	$ 122,243	$ 205,057
Reinvestment of distributions	5,995	223	178,166	7,710
Shares redeemed	(11,231)	(12,684)	(350,264)	(437,743)
Net increase (decrease)	(1,308)	(6,493)	$ (49,855)	$ (224,976)
Class B
Shares sold	353	573	$ 10,127	$ 18,660
Reinvestment of distributions	1,743	66	48,144	2,149
Shares redeemed	(2,464)	(2,704)	(71,218)	(88,092)
Net increase (decrease)	(368)	(2,065)	$ (12,947)	$ (67,283)
Class C
Shares sold	618	644	$ 19,031	$ 20,902
Reinvestment of distributions	785	31	21,526	996
Shares redeemed	(1,382)	(1,708)	(39,384)	(54,688)
Net increase (decrease)	21	(1,033)	$ 1,173	$ (32,790)
Fidelity Value Strategies Fund
Shares sold	2,754	2,457	$ 91,248	$ 88,574
Reinvestment of distributions	1,058	37	33,160	1,326
Shares redeemed	(2,305)	(3,142)	(75,400)	(112,926)
Net increase (decrease)	1,507	(648)	$ 49,008	$ (23,026)
Institutional Class
Shares sold	397	658	$ 12,888	$ 23,041
Reinvestment of distributions	499	17	15,136	585
Shares redeemed	(1,512)	(1,490)	(47,804)	(52,471)
Net increase (decrease)	(616)	(815)	$ (19,780)	$ (28,845)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006- present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005- present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994- 2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Matthew H. Friedman (35)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Friedman also serves as Vice President to other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Friedman worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York. Mr. Friedman also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Strategies. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/18/06	12/15/06	$3.690
	01/08/07	01/05/07	$0.580
Class T	12/18/06	12/15/06	$3.606
	01/08/07	01/05/07	$0.580
Class B	12/18/06	12/15/06	$3.424
	01/08/07	01/05/07	$0.580
Class C	12/18/06	12/15/06	$3.441
	01/08/07	01/05/07	$0.580

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $125,551,559 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed in December 2005 as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed in December 2005 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Value Strategies (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Value Strategies (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Value Strategies (retail class) was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.
Advisor Value Strategies Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked equal to its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

SO-UANN-0107
1.786701.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.70%	11.65%	12.09%

A Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the year overall, the Dow rose 15.76%, the Russell 2000 advanced 17.43%, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 17.23%, 17.03%, 16.29% and 16.30%, respectively (excluding sales charges), while the Russell Midcap® Value Index rose 20.16%. The fund underperformed in part because it was underweighted in real estate investment trusts (REITs), one of the top performing index segments. Also, the fund had little-to-no exposure to several strong-performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some weak stocks the fund overweighted also hurt, such as glass container manufacturer Owens-Illinois and health care companies Community Health Systems and Chemed (not in the benchmark). Out-of-index investments in cruise lines Carnival and Royal Caribbean, life insurer Scottish Re and video game producer Take-Two Interactive detracted as well. On the flip side, a number of the portfolio's top performing holdings were not found in the index. Within technology, disk-drive manufacturers Western Digital and Maxtor (acquired by Seagate Technology during the period) performed very well, along with semiconductor maker Trident Microsystems. Tech-related high-speed cable manufacturer Belden helped as well. In energy, drilling equipment producer FMC Technologies contributed. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, and farm equipment manufacturer Deere benefited from higher corn prices. Many of the stocks I've mentioned were no longer held at period end.

The fund's Institutional Class shares returned 17.70% during the period, while the Russell Midcap® Value Index rose 20.16%. The fund underperformed in part because it was underweighted in real estate investment trusts (REITs), one of the top performing index segments. Also, the fund had little-to-no exposure to several strong-performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some weak stocks the fund overweighted also hurt, such as glass container manufacturer Owens-Illinois and health care companies Community Health Systems and Chemed (not in the benchmark). Out-of-index investments in cruise lines Carnival and Royal Caribbean, life insurer Scottish Re and video game producer Take-Two Interactive detracted as well. On the flip side, a number of the portfolio's top performing holdings were not found in the index. Within technology, disk-drive manufacturers Western Digital and Maxtor (acquired by Seagate Technology during the period) performed very well, along with semiconductor maker Trident Microsystems. Tech-related high-speed cable manufacturer Belden helped as well. In energy, drilling equipment producer FMC Technologies contributed. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, and farm equipment manufacturer Deere benefited from higher corn prices. Many of the stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,100.60	$ 6.16
HypotheticalA	$ 1,000.00	$ 1,019.20	$ 5.92
Class T
Actual	$ 1,000.00	$ 1,099.60	$ 7.11
HypotheticalA	$ 1,000.00	$ 1,018.30	$ 6.83
Class B
Actual	$ 1,000.00	$ 1,096.40	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Class C
Actual	$ 1,000.00	$ 1,096.30	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,102.00	$ 4.95
HypotheticalA	$ 1,000.00	$ 1,020.36	$ 4.76
Institutional Class
Actual	$ 1,000.00	$ 1,103.00	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.35%
Class B	1.96%
Class C	1.96%
Fidelity Value Strategies Fund	.94%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	0.4
Entergy Corp.	1.5	0.3
Equity Residential (SBI)	1.3	0.3
Vornado Realty Trust	1.3	0.2
General Growth Properties, Inc.	1.3	0.4
Altria Group, Inc.	1.2	0.5
FPL Group, Inc.	1.2	0.3
AES Corp.	1.1	0.2
National Oilwell Varco, Inc.	1.1	1.1
Sierra Pacific Resources	1.1	0.0
	12.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	12.9
Information Technology	15.7	21.4
Consumer Discretionary	13.1	16.7
Utilities	12.8	3.4
Industrials	8.4	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 100.3%		Stocks 94.3%
	Short-Term Investments and Net Other Assets(dagger) (0.3)%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	14.1%	** Foreign investments	12.0%

(dagger) Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.6%
Amerigon, Inc. (a)	192,300	$ 1,642
Gentex Corp.	494,500	8,194
		9,836
Automobiles - 0.2%
Renault SA	31,500	3,775
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	359,200	9,864
Gaylord Entertainment Co. (a)	167,000	8,166
International Game Technology	97,900	4,286
McCormick & Schmick's Seafood Restaurants (a)	106,300	2,666
Vail Resorts, Inc. (a)	117,500	5,172
WMS Industries, Inc. (a)	318,000	11,060
		41,214
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	52,673	932
Ethan Allen Interiors, Inc.	121,300	4,304
Leggett & Platt, Inc.	103,600	2,464
M.D.C. Holdings, Inc.	129,700	7,410
Newell Rubbermaid, Inc.	269,000	7,664
The Stanley Works	133,700	6,821
Whirlpool Corp.	160,000	13,648
		43,243
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	123,500	2,811
Leisure Equipment & Products - 0.5%
Eastman Kodak Co. (d)	359,300	9,349
Media - 3.6%
Clear Channel Outdoor Holding, Inc. Class A	205,200	5,284
Comcast Corp. Class A	180,600	7,307
DreamWorks Animation SKG, Inc. Class A (a)	123,700	3,616
Focus Media Holding Ltd. ADR (a)	70,400	5,017
Grupo Televisa SA de CV (CPO) sponsored ADR	111,200	2,922
Liberty Global, Inc. Class A (a)	198,100	5,343
Live Nation, Inc. (a)	278,539	5,972
McGraw-Hill Companies, Inc.	103,500	6,898
Naspers Ltd. Class N sponsored ADR	93,100	1,930
News Corp. Class B	210,000	4,521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
NTL, Inc.	266,298	$ 6,415
R.H. Donnelley Corp.	145,500	9,021
		64,246
Multiline Retail - 1.5%
Federated Department Stores, Inc.	139,800	5,884
Saks, Inc.	507,200	10,408
Sears Holdings Corp. (a)	49,400	8,468
Tuesday Morning Corp.	47,200	831
		25,591
Specialty Retail - 1.3%
Lithia Motors, Inc. Class A (sub. vtg.)	32,900	851
OfficeMax, Inc.	148,300	6,980
PETsMART, Inc.	246,200	7,283
RadioShack Corp.	227,400	3,986
Select Comfort Corp. (a)	23,300	403
Staples, Inc.	101,100	2,575
		22,078
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	165,000	4,547
Phillips-Van Heusen Corp.	94,800	4,676
		9,223
TOTAL CONSUMER DISCRETIONARY		231,366
CONSUMER STAPLES - 3.6%
Beverages - 0.3%
SABMiller PLC	193,700	4,047
Food & Staples Retailing - 1.0%
Rite Aid Corp. (d)	1,831,800	8,701
Sysco Corp.	255,000	9,142
		17,843
Food Products - 1.1%
Bunge Ltd.	38,700	2,728
Nestle SA sponsored ADR	104,600	9,309
Tyson Foods, Inc. Class A	497,700	7,908
		19,945
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	257,800	$ 21,709
TOTAL CONSUMER STAPLES		63,544
ENERGY - 8.2%
Energy Equipment & Services - 4.1%
GlobalSantaFe Corp.	185,900	11,154
Halliburton Co.	131,700	4,444
National Oilwell Varco, Inc. (a)	288,200	19,168
Noble Corp.	98,400	7,601
Smith International, Inc.	387,500	16,415
Transocean, Inc. (a)	165,700	12,916
		71,698
Oil, Gas & Consumable Fuels - 4.1%
Aurora Oil & Gas Corp. (a)	988,341	3,370
Cabot Oil & Gas Corp.	101,300	6,294
Chesapeake Energy Corp.	136,600	4,648
CONSOL Energy, Inc.	239,200	8,781
Foundation Coal Holdings, Inc.	76,800	2,850
Noble Energy, Inc.	132,100	7,067
Peabody Energy Corp.	165,100	7,596
Petroplus Holdings AG (a)	21,800	1,272
Ultra Petroleum Corp. (a)	304,800	16,429
Valero Energy Corp.	273,900	15,084
		73,391
TOTAL ENERGY		145,089
FINANCIALS - 24.5%
Capital Markets - 2.1%
Charles Schwab Corp.	343,600	6,302
Investors Financial Services Corp.	100,700	4,005
KKR Private Equity Investors, LP	207,800	4,613
State Street Corp.	93,900	5,834
UBS AG (Reg.)	277,750	16,726
		37,480
Commercial Banks - 4.9%
Bangkok Bank Ltd. PCL (For. Reg.)	1,421,300	5,187
Boston Private Financial Holdings, Inc.	98,500	2,674
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp	194,400	$ 6,680
Center Financial Corp., California	95,871	2,150
East West Bancorp, Inc.	153,200	5,455
Erste Bank AG	51,600	3,759
PNC Financial Services Group, Inc.	51,000	3,605
SVB Financial Group (a)	47,900	2,274
UCBH Holdings, Inc.	519,100	8,752
Uniao de Bancos Brasileiros SA (Unibanco) GDR	103,300	8,746
Wachovia Corp.	313,200	16,972
Wells Fargo & Co.	490,800	17,296
Wintrust Financial Corp.	45,500	2,167
		85,717
Consumer Finance - 1.0%
Capital One Financial Corp.	155,100	12,079
SLM Corp.	120,700	5,533
		17,612
Diversified Financial Services - 0.2%
FirstRand Ltd.	1,425,800	3,935
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	154,900	6,576
Axis Capital Holdings Ltd.	313,900	10,745
Endurance Specialty Holdings Ltd.	328,900	12,344
Everest Re Group Ltd.	69,800	6,869
First Mercury Financial Corp.	170,600	3,598
Genworth Financial, Inc. Class A (non-vtg.)	264,300	8,669
Hartford Financial Services Group, Inc.	79,100	6,784
IPC Holdings Ltd.	171,500	5,351
MBIA, Inc.	83,400	5,809
MetLife, Inc.	119,100	6,995
Montpelier Re Holdings Ltd.	193,700	3,688
National Financial Partners Corp.	115,600	5,239
Navigators Group, Inc. (a)	102,240	4,731
Prudential Financial, Inc.	165,600	13,493
Scottish Re Group Ltd.	192,100	1,143
The Chubb Corp.	48,100	2,490
United America Indemnity Ltd. Class A (a)	113,298	2,843
		107,367
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc.	145,901	15,039
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Annaly Capital Management, Inc.	772,400	$ 10,798
Developers Diversified Realty Corp.	233,800	15,146
Duke Realty Corp.	323,300	14,070
Equity Residential (SBI)	441,800	23,530
General Growth Properties, Inc.	404,700	22,234
Health Care Property Investors, Inc.	135,400	4,911
United Dominion Realty Trust, Inc. (SBI)	235,500	7,908
Vornado Realty Trust	182,700	23,040
		136,676
Real Estate Management & Development - 0.2%
The St. Joe Co. (d)	73,900	4,138
Thrifts & Mortgage Finance - 2.3%
Countrywide Financial Corp.	220,600	8,762
Fannie Mae	249,000	14,200
Fremont General Corp.	161,100	2,740
Hudson City Bancorp, Inc.	1,088,600	14,446
NetBank, Inc. (a)	250,189	1,146
		41,294
TOTAL FINANCIALS		434,219
HEALTH CARE - 7.7%
Biotechnology - 0.3%
Neurocrine Biosciences, Inc. (a)	89,000	822
Theravance, Inc. (a)	144,820	4,531
		5,353
Health Care Equipment & Supplies - 2.0%
Advanced Medical Optics, Inc. (a)	153,400	5,371
Alcon, Inc.	10,000	1,096
ArthroCare Corp. (a)	103,456	4,311
C.R. Bard, Inc.	94,500	7,776
Cooper Companies, Inc.	81,600	4,404
Dade Behring Holdings, Inc.	192,473	7,287
Inverness Medical Innovations, Inc. (a)	45,000	1,755
Respironics, Inc. (a)	122,900	4,432
		36,432
Health Care Providers & Services - 3.9%
Brookdale Senior Living, Inc.	167,711	7,656
Capital Senior Living Corp. (a)	174,500	1,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	213,200	$ 7,462
DaVita, Inc. (a)	193,000	10,270
Emeritus Corp. (a)	140,600	3,283
Health Net, Inc. (a)	149,770	6,910
Humana, Inc. (a)	6,700	362
McKesson Corp.	196,800	9,722
Medco Health Solutions, Inc. (a)	58,380	2,931
Omnicare, Inc.	197,300	7,831
Sierra Health Services, Inc. (a)	134,700	4,721
United Surgical Partners International, Inc. (a)	221,500	5,637
		68,575
Health Care Technology - 0.5%
IMS Health, Inc.	309,100	8,491
Pharmaceuticals - 1.0%
Barr Pharmaceuticals, Inc. (a)	161,117	8,230
Endo Pharmaceuticals Holdings, Inc. (a)	154,300	4,183
MGI Pharma, Inc. (a)	265,000	5,027
		17,440
TOTAL HEALTH CARE		136,291
INDUSTRIALS - 8.4%
Aerospace & Defense - 0.6%
AAR Corp. (a)	90,700	2,412
General Dynamics Corp.	117,100	8,764
		11,176
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	73,000	3,212
Airlines - 0.7%
AirTran Holdings, Inc. (a)(d)	670,955	8,340
TAM SA (PN) sponsored ADR (ltd. vtg.)	182,900	5,099
		13,439
Building Products - 0.2%
Goodman Global, Inc.	197,800	3,167
Commercial Services & Supplies - 1.2%
Allied Waste Industries, Inc.	256,276	3,250
CDI Corp.	48,600	1,265
Cintas Corp.	184,900	7,803
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Fuel Tech, Inc. (a)	45,200	$ 1,102
The Brink's Co.	154,500	8,674
		22,094
Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV (NY Shares)	164,500	4,767
Infrasource Services, Inc. (a)	235,700	5,093
Quanta Services, Inc. (a)	307,100	5,629
Shaw Group, Inc. (a)	156,100	4,666
Washington Group International, Inc.	74,400	4,373
		24,528
Electrical Equipment - 0.5%
Vestas Wind Systems AS (a)	212,100	8,185
Industrial Conglomerates - 0.5%
Tyco International Ltd.	295,800	8,960
Machinery - 1.0%
Deere & Co.	82,100	7,882
Hanjin Heavy Industries & Construction Co. Ltd.	156,370	5,485
Valmont Industries, Inc.	72,600	4,302
		17,669
Road & Rail - 1.9%
AMERCO (a)	31,300	2,718
Burlington Northern Santa Fe Corp.	174,200	13,093
Con-way, Inc.	94,600	4,363
Laidlaw International, Inc.	315,192	9,156
Landstar System, Inc.	91,800	4,135
		33,465
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	139,900	3,359
TOTAL INDUSTRIALS		149,254
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 2.4%
Adtran, Inc.	276,500	6,025
Comverse Technology, Inc. (a)	251,800	4,915
Dycom Industries, Inc. (a)	331,500	6,736
Harris Corp.	237,700	10,010
Juniper Networks, Inc. (a)	499,500	10,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	219,300	$ 4,434
Nortel Networks Corp.	83,700	180
		42,934
Computers & Peripherals - 1.9%
Dell, Inc. (a)	71,600	1,950
Electronics for Imaging, Inc. (a)	369,300	9,048
Hewlett-Packard Co.	192,700	7,604
NCR Corp. (a)	351,300	15,074
		33,676
Electronic Equipment & Instruments - 2.4%
Agilent Technologies, Inc. (a)	243,700	7,759
Arrow Electronics, Inc. (a)	236,600	7,514
Avnet, Inc. (a)	583,900	14,475
FLIR Systems, Inc. (a)	239,100	7,701
Jabil Circuit, Inc.	164,500	4,665
		42,114
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)(d)	527,000	14,224
IT Services - 0.6%
First Data Corp.	224,200	5,661
Western Union Co. (a)	242,500	5,529
		11,190
Office Electronics - 0.8%
Xerox Corp.	867,500	14,314
Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc.	494,100	8,884
ASML Holding NV (NY Shares) (a)	369,800	9,208
Atmel Corp. (a)	1,129,000	5,713
Integrated Device Technology, Inc. (a)	278,585	4,597
Intersil Corp. Class A	291,100	7,211
Lam Research Corp. (a)	88,900	4,676
Marvell Technology Group Ltd. (a)	262,400	5,416
National Semiconductor Corp.	175,100	4,236
Spansion, Inc. Class A	308,600	4,509
Verigy Ltd.	32,898	587
		55,037
Software - 3.7%
Cognos, Inc. (a)	189,500	7,752
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Fair, Isaac & Co., Inc.	192,900	$ 8,028
Hyperion Solutions Corp. (a)	161,900	5,951
Nintendo Co. Ltd.	39,600	9,439
Quest Software, Inc. (a)	631,500	9,037
Symantec Corp. (a)	559,900	11,870
Ubisoft Entertainment SA (a)	198,870	12,509
		64,586
TOTAL INFORMATION TECHNOLOGY		278,075
MATERIALS - 4.6%
Chemicals - 3.3%
Agrium, Inc.	308,500	9,471
Arkema sponsored ADR (a)	78,700	3,900
Celanese Corp. Class A	573,600	12,619
Chemtura Corp.	1,315,900	12,738
Cytec Industries, Inc.	106,500	5,680
Georgia Gulf Corp.	159,948	3,258
OMNOVA Solutions, Inc. (a)	80,313	384
Rohm & Haas Co.	201,000	10,496
Syngenta AG sponsored ADR	4,600	162
		58,708
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp.	419,800	4,504
Metals & Mining - 1.1%
Compass Minerals International, Inc.	70,733	2,341
Reliance Steel & Aluminum Co.	172,400	6,636
Titanium Metals Corp.	304,321	9,729
		18,706
TOTAL MATERIALS		81,918
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.4%
BellSouth Corp.	321,300	14,327
Qwest Communications International, Inc. (a)	597,800	4,597
Verizon Communications, Inc.	157,800	5,514
		24,438
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.	231,400	$ 4,515
TOTAL TELECOMMUNICATION SERVICES		28,953
UTILITIES - 12.8%
Electric Utilities - 7.3%
DPL, Inc.	305,250	8,535
Edison International	654,100	30,077
Entergy Corp.	298,700	27,277
FPL Group, Inc.	397,200	21,171
Northeast Utilities	274,000	7,680
PPL Corp.	446,100	16,216
Sierra Pacific Resources	1,146,214	18,821
		129,777
Gas Utilities - 0.7%
Equitable Resources, Inc.	287,500	12,472
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	852,800	19,930
Constellation Energy Group, Inc.	189,400	12,995
NRG Energy, Inc.	253,200	14,412
TXU Corp.	177,000	10,158
		57,495
Multi-Utilities - 1.5%
CMS Energy Corp. (a)	807,700	13,093
Public Service Enterprise Group, Inc.	123,200	8,282
Sempra Energy	98,200	5,352
		26,727
TOTAL UTILITIES		226,471
TOTAL COMMON STOCKS (Cost $1,607,137)		1,775,180
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e) (Cost $36)	2,400	$ 0
Money Market Funds - 1.2%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $21,890)	21,889,500	21,890
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,629,063)		1,797,070
NET OTHER ASSETS - (1.5)%		(26,992)
NET ASSETS - 100%		$ 1,770,078
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 36
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,409
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,611
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Bermuda	3.1%
Canada	2.0%
Switzerland	1.6%
Cayman Islands	1.3%
France	1.1%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $21,627) - See accompanying schedule: Unaffiliated issuers (cost $1,607,173)	$ 1,775,180
Fidelity Central Funds (cost $21,890)	21,890
Total Investments (cost $1,629,063)		$ 1,797,070
Cash		1,729
Receivable for investments sold		24,180
Receivable for fund shares sold		1,294
Dividends receivable		2,018
Interest receivable		55
Other receivables		30
Total assets		1,826,376

Liabilities
Payable for investments purchased	$ 26,330
Payable for fund shares redeemed	4,065
Accrued management fee	822
Distribution fees payable	669
Other affiliated payables	442
Other liabilities	2,080
Collateral on securities loaned, at value	21,890
Total liabilities		56,298

Net Assets		$ 1,770,078
Net Assets consist of:
Paid in capital		$ 1,341,760
Accumulated net investment loss		(1,181)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		261,497
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,002
Net Assets		$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($334,333 ÷ 10,122 shares)	$ 33.03

Maximum offering price per share (100/94.25 of $33.03)	$ 35.05
Class T: Net Asset Value and redemption price per share ($826,844 ÷ 24,486 shares)	$ 33.77

Maximum offering price per share (100/96.50 of $33.77)	$ 34.99
Class B: Net Asset Value and offering price per share ($212,341 ÷ 6,812 shares)A	$ 31.17

Class C: Net Asset Value and offering price per share ($99,165 ÷ 3,203 shares)A	$ 30.96

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($216,392 ÷ 6,049 shares)	$ 35.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,003 ÷ 2,335 shares)	$ 34.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 21,089
Interest		14
Income from Fidelity Central Funds		2,611
Total income		23,714

Expenses
Management fee	$ 9,928
Transfer agent fees	4,738
Distribution fees	8,314
Accounting and security lending fees	576
Custodian fees and expenses	129
Independent trustees' compensation	7
Registration fees	162
Audit	52
Legal	34
Interest	15
Miscellaneous	(57)
Total expenses before reductions	23,898
Expense reductions	(216)	23,682
Net investment income (loss)		32
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	264,838
Foreign currency transactions	(119)
Total net realized gain (loss)		264,719
Change in net unrealized appreciation (depreciation) on: Investment securities	14,831
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		14,826
Net gain (loss)		279,545
Net increase (decrease) in net assets resulting from operations		$ 279,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32	$ (2,180)
Net realized gain (loss)	264,719	455,718
Change in net unrealized appreciation (depreciation)	14,826	(342,753)
Net increase (decrease) in net assets resulting from operations	279,577	110,785
Distributions to shareholders from net investment income	(1,053)	-
Distributions to shareholders from net realized gain	(387,222)	(16,209)
Total distributions	(388,275)	(16,209)
Share transactions - net increase (decrease)	4,446	(379,736)
Total increase (decrease) in net assets	(104,252)	(285,160)

Net Assets
Beginning of period	1,874,330	2,159,490
End of period (including accumulated net investment loss of $1,181 and accumulated net investment loss of $1,062, respectively)	$ 1,770,078	$ 1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$ 24.77
Income from Investment Operations
Net investment income (loss) C	.06	.03	(.10)	(.08)	.02
Net realized and unrealized gain (loss)	4.94	2.04	2.73	9.29	(2.82)
Total from investment operations	5.00	2.07	2.63	9.21	(2.80)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.23)
Total distributions	(7.36)	(.26)	-	-	(.23)
Net asset value, end of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Total Return A, B	17.23%	6.19%	8.50%	42.36%	(11.46)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of fee waivers, if any	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of all reductions	1.16%	1.13%	1.17%	1.18%	1.17%
Net investment income (loss)	.20%	.09%	(.30)%	(.35)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 334	$ 312	$ 299	$ 238	$ 129
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.06	$ 34.28	$ 31.65	$ 22.28	$ 25.36
Income from Investment Operations
Net investment income (loss) C	- G	(.03)	(.16)	(.13)	(.03)
Net realized and unrealized gain (loss)	5.06	2.07	2.79	9.50	(2.90)
Total from investment operations	5.06	2.04	2.63	9.37	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.15)
Net asset value, end of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Total Return A, B	17.03%	5.97%	8.31%	42.06%	(11.66)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of fee waivers, if any	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of all reductions	1.34%	1.32%	1.36%	1.38%	1.35%
Net investment income (loss)	.01%	(.10)%	(.50)%	(.54)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 827	$ 930	$ 1,107	$ 1,127	$ 710
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Income from Investment Operations
Net investment income (loss) C	(.18)	(.23)	(.35)	(.27)	(.16)
Net realized and unrealized gain (loss)	4.69	1.96	2.65	9.09	(2.80)
Total from investment operations	4.51	1.73	2.30	8.82	(2.96)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.07)
Net asset value, end of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Total Return A, B	16.29%	5.33%	7.61%	41.18%	(12.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of fee waivers, if any	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of all reductions	1.96%	1.93%	2.00%	2.01%	1.97%
Net investment income (loss)	(.61)%	(.71)%	(1.14)%	(1.17)%	(.73)%
Supplemental Data
Net assets, end of period (in millions)	$ 212	$ 244	$ 301	$ 290	$ 196
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.83	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Income from Investment Operations
Net investment income (loss) C	(.17)	(.23)	(.33)	(.26)	(.15)
Net realized and unrealized gain (loss)	4.65	1.95	2.63	9.04	(2.78)
Total from investment operations	4.48	1.72	2.30	8.78	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.25)
Net asset value, end of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Total Return A, B	16.30%	5.33%	7.65%	41.24%	(12.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of fee waivers, if any	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of all reductions	1.94%	1.93%	1.96%	1.97%	1.94%
Net investment income (loss)	(.59)%	(.71)%	(1.10)%	(1.13)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 99	$ 108	$ 136	$ 106	$ 53
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.75	$ 35.71	$ 32.81	$ 22.95	$ 26.05
Income from Investment Operations
Net investment income (loss) B	.14	.14	- F	.02	.12
Net realized and unrealized gain (loss)	5.34	2.16	2.90	9.84	(2.96)
Total from investment operations	5.48	2.30	2.90	9.86	(2.84)
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.26)
Total distributions	(7.46)	(.26)	-	-	(.26)
Net asset value, end of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Total Return A	17.52%	6.46%	8.84%	42.96%	(11.06)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.87%	.79%	.80%
Expenses net of fee waivers, if any	.93%	.89%	.87%	.79%	.80%
Expenses net of all reductions	.91%	.83%	.86%	.76%	.73%
Net investment income (loss)	.44%	.39%	.00%	.08%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 216	$ 171	$ 185	$ 22	$ 16
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.82	$ 34.80	$ 31.95	$ 22.36	$ 25.42
Income from Investment Operations
Net investment income (loss) B	.18	.17	.03	.01	.10
Net realized and unrealized gain (loss)	5.19	2.11	2.82	9.58	(2.89)
Total from investment operations	5.37	2.28	2.85	9.59	(2.79)
Distributions from net investment income	(.15)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.27)
Total distributions	(7.50)	(.26)	-	-	(.27)
Net asset value, end of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Total Return A	17.70%	6.58%	8.92%	42.89%	(11.15)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.80%	.79%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.83%	.87%
Expenses net of all reductions	.78%	.74%	.78%	.81%	.80%
Net investment income (loss)	.57%	.48%	.08%	.03%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 81	$ 109	$ 131	$ 141	$ 65
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period discount on debt securities, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 189,597
Unrealized depreciation	(27,629)
Net unrealized appreciation (depreciation)	161,968
Undistributed ordinary income	101,215
Undistributed long-term capital gain	125,053

Cost for federal income tax purposes	$ 1,635,102

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 1,053	$ -
Long-term Capital Gains	387,222	16,209
Total	$ 388,275	$ 16,209

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,883,243 and $3,195,636, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 787	$ 14
Class T	.25%	.25%	4,300	52
Class B	.75%	.25%	2,215	1,662
Class C	.75%	.25%	1,012	72
			$ 8,314	$ 1,800

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	35
Class B*	388
Class C*	69
$ 571

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 939.30
Class T	2,001.23
Class B	774.35
Class C	335.33
Fidelity Value Strategies Fund	549.31
Institutional Class	140.18
	$ 4,738

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,268	5.39%	$ 15

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $202.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $192 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 6
Class T	11
Fidelity Value Strategies Fund	5
$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 106	$ -
Fidelity Value Strategies Fund	522	-
Institutional Class	425	-
Total	$ 1,053	$ -
From net realized gain
Class A	$ 65,270	$ 2,289
Class T	188,894	8,174
Class B	52,282	2,340
Class C	24,896	1,075
Fidelity Value Strategies Fund	34,631	1,386
Institutional Class	21,249	945
Total	$ 387,222	$ 16,209

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2006	2005	2006	2005
Class A
Shares sold	2,955	2,888	$ 89,837	$ 97,636
Reinvestment of distributions	2,133	64	61,932	2,172
Shares redeemed	(3,791)	(3,034)	(114,922)	(102,624)
Net increase (decrease)	1,297	(82)	$ 36,847	$ (2,816)
Class T
Shares sold	3,928	5,968	$ 122,243	$ 205,057
Reinvestment of distributions	5,995	223	178,166	7,710
Shares redeemed	(11,231)	(12,684)	(350,264)	(437,743)
Net increase (decrease)	(1,308)	(6,493)	$ (49,855)	$ (224,976)
Class B
Shares sold	353	573	$ 10,127	$ 18,660
Reinvestment of distributions	1,743	66	48,144	2,149
Shares redeemed	(2,464)	(2,704)	(71,218)	(88,092)
Net increase (decrease)	(368)	(2,065)	$ (12,947)	$ (67,283)
Class C
Shares sold	618	644	$ 19,031	$ 20,902
Reinvestment of distributions	785	31	21,526	996
Shares redeemed	(1,382)	(1,708)	(39,384)	(54,688)
Net increase (decrease)	21	(1,033)	$ 1,173	$ (32,790)
Fidelity Value Strategies Fund
Shares sold	2,754	2,457	$ 91,248	$ 88,574
Reinvestment of distributions	1,058	37	33,160	1,326
Shares redeemed	(2,305)	(3,142)	(75,400)	(112,926)
Net increase (decrease)	1,507	(648)	$ 49,008	$ (23,026)
Institutional Class
Shares sold	397	658	$ 12,888	$ 23,041
Reinvestment of distributions	499	17	15,136	585
Shares redeemed	(1,512)	(1,490)	(47,804)	(52,471)
Net increase (decrease)	(616)	(815)	$ (19,780)	$ (28,845)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006- present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005- present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994- 2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Matthew H. Friedman (35)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Friedman also serves as Vice President to other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Friedman worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York. Mr. Friedman also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Strategies. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividents	Capital Gains
Institutional Class	12/18/06	12/15/06	$0.068	$3.734
	01/08/07	01/05/07	$0.000	$0.580

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $125,551,559 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed in December 2005 as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2005 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Value Strategies (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Value Strategies (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Value Strategies (retail class) was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Strategies Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked equal to its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-UANN-0107
1.786702.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity

Value Strategies Fund

(A Class of Fidelity® Advisor Value
Strategies Fund)

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Value Strategies Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund A, B	17.52%	11.60%	12.13%

A Total returns do not include the effect of the 3.50% sales load which was eliminated as of
September 30, 1998.

B Prior to July 1, 1999, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity Value Strategies Fund

There were a number of reasons why the overall U.S. stock market could have had subpar results during the 12-month period that ended on November 30, 2006, including rising interest rates, inflation concerns, historically high energy prices, unrest in the Middle East, North Korea's nuclear test and a worse-than-expected housing slump. Despite these negative conditions, though, U.S. stocks fared well. In fact, several bellwether market benchmarks reached record highs, including the larger-cap Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index. The strength in equities was sparked in large part by two major factors: the double-digit earnings growth achieved by U.S. corporations, and steady economic growth that was neither overheated nor recessionary, thanks primarily to the Federal Reserve Board's monetary policy. For the year overall, the Dow rose 15.76%, the Russell 2000 advanced 17.43%, the Standard & Poor's 500SM Index gained 14.23% and the NASDAQ Composite® Index returned 9.78%.

Fidelity Value Strategies Fund returned 17.52% during the period, while the Russell Midcap® Value Index rose 20.16%. The fund underperformed the Russell benchmark in part because it was underweighted in real estate investment trusts (REITs), one of the top performing index segments. Also, the fund had little-to-no exposure to several strong-performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some poor performing stocks the fund overweighted also hurt performance, such as glass container manufacturer Owens-Illinois and health care companies Community Health Systems and Chemed (not included in the benchmark). Out-of-index investments in cruise lines Carnival and Royal Caribbean, life insurer Scottish Re and video game producer Take-Two Interactive detracted as well. On the flip side, a number of the portfolio's top performing holdings were not found in the index. Within technology, disk-drive manufacturers Western Digital and Maxtor - which was acquired by Seagate Technology during the period - performed very well, along with semiconductor maker Trident Microsystems. Technology-related high-speed cable manufacturer Belden helped as well. In energy, drilling equipment producer FMC Technologies boosted performance. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, and farm equipment manufacturer Deere benefited from higher corn prices. Many of the stocks I've mentioned were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Class A
Actual	$ 1,000.00	$ 1,100.60	$ 6.16
HypotheticalA	$ 1,000.00	$ 1,019.20	$ 5.92
Class T
Actual	$ 1,000.00	$ 1,099.60	$ 7.11
HypotheticalA	$ 1,000.00	$ 1,018.30	$ 6.83
Class B
Actual	$ 1,000.00	$ 1,096.40	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Class C
Actual	$ 1,000.00	$ 1,096.30	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,102.00	$ 4.95
HypotheticalA	$ 1,000.00	$ 1,020.36	$ 4.76
Institutional Class
Actual	$ 1,000.00	$ 1,103.00	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.35%
Class B	1.96%
Class C	1.96%
Fidelity Value Strategies Fund	.94%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	0.4
Entergy Corp.	1.5	0.3
Equity Residential (SBI)	1.3	0.3
Vornado Realty Trust	1.3	0.2
General Growth Properties, Inc.	1.3	0.4
Altria Group, Inc.	1.2	0.5
FPL Group, Inc.	1.2	0.3
AES Corp.	1.1	0.2
National Oilwell Varco, Inc.	1.1	1.1
Sierra Pacific Resources	1.1	0.0
	12.8
Top Five Market Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	12.9
Information Technology	15.7	21.4
Consumer Discretionary	13.1	16.7
Utilities	12.8	3.4
Industrials	8.4	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2006*		As of May 31, 2006**
	Stocks 100.3%		Stocks 94.3%
	Short-Term Investments and Net Other Assets(dagger) (0.3)%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	14.1%	** Foreign investments	12.0%

(dagger) Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2006

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.6%
Amerigon, Inc. (a)	192,300	$ 1,642
Gentex Corp.	494,500	8,194
		9,836
Automobiles - 0.2%
Renault SA	31,500	3,775
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	359,200	9,864
Gaylord Entertainment Co. (a)	167,000	8,166
International Game Technology	97,900	4,286
McCormick & Schmick's Seafood Restaurants (a)	106,300	2,666
Vail Resorts, Inc. (a)	117,500	5,172
WMS Industries, Inc. (a)	318,000	11,060
		41,214
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	52,673	932
Ethan Allen Interiors, Inc.	121,300	4,304
Leggett & Platt, Inc.	103,600	2,464
M.D.C. Holdings, Inc.	129,700	7,410
Newell Rubbermaid, Inc.	269,000	7,664
The Stanley Works	133,700	6,821
Whirlpool Corp.	160,000	13,648
		43,243
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	123,500	2,811
Leisure Equipment & Products - 0.5%
Eastman Kodak Co. (d)	359,300	9,349
Media - 3.6%
Clear Channel Outdoor Holding, Inc. Class A	205,200	5,284
Comcast Corp. Class A	180,600	7,307
DreamWorks Animation SKG, Inc. Class A (a)	123,700	3,616
Focus Media Holding Ltd. ADR (a)	70,400	5,017
Grupo Televisa SA de CV (CPO) sponsored ADR	111,200	2,922
Liberty Global, Inc. Class A (a)	198,100	5,343
Live Nation, Inc. (a)	278,539	5,972
McGraw-Hill Companies, Inc.	103,500	6,898
Naspers Ltd. Class N sponsored ADR	93,100	1,930
News Corp. Class B	210,000	4,521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
NTL, Inc.	266,298	$ 6,415
R.H. Donnelley Corp.	145,500	9,021
		64,246
Multiline Retail - 1.5%
Federated Department Stores, Inc.	139,800	5,884
Saks, Inc.	507,200	10,408
Sears Holdings Corp. (a)	49,400	8,468
Tuesday Morning Corp.	47,200	831
		25,591
Specialty Retail - 1.3%
Lithia Motors, Inc. Class A (sub. vtg.)	32,900	851
OfficeMax, Inc.	148,300	6,980
PETsMART, Inc.	246,200	7,283
RadioShack Corp.	227,400	3,986
Select Comfort Corp. (a)	23,300	403
Staples, Inc.	101,100	2,575
		22,078
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	165,000	4,547
Phillips-Van Heusen Corp.	94,800	4,676
		9,223
TOTAL CONSUMER DISCRETIONARY		231,366
CONSUMER STAPLES - 3.6%
Beverages - 0.3%
SABMiller PLC	193,700	4,047
Food & Staples Retailing - 1.0%
Rite Aid Corp. (d)	1,831,800	8,701
Sysco Corp.	255,000	9,142
		17,843
Food Products - 1.1%
Bunge Ltd.	38,700	2,728
Nestle SA sponsored ADR	104,600	9,309
Tyson Foods, Inc. Class A	497,700	7,908
		19,945
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	257,800	$ 21,709
TOTAL CONSUMER STAPLES		63,544
ENERGY - 8.2%
Energy Equipment & Services - 4.1%
GlobalSantaFe Corp.	185,900	11,154
Halliburton Co.	131,700	4,444
National Oilwell Varco, Inc. (a)	288,200	19,168
Noble Corp.	98,400	7,601
Smith International, Inc.	387,500	16,415
Transocean, Inc. (a)	165,700	12,916
		71,698
Oil, Gas & Consumable Fuels - 4.1%
Aurora Oil & Gas Corp. (a)	988,341	3,370
Cabot Oil & Gas Corp.	101,300	6,294
Chesapeake Energy Corp.	136,600	4,648
CONSOL Energy, Inc.	239,200	8,781
Foundation Coal Holdings, Inc.	76,800	2,850
Noble Energy, Inc.	132,100	7,067
Peabody Energy Corp.	165,100	7,596
Petroplus Holdings AG (a)	21,800	1,272
Ultra Petroleum Corp. (a)	304,800	16,429
Valero Energy Corp.	273,900	15,084
		73,391
TOTAL ENERGY		145,089
FINANCIALS - 24.5%
Capital Markets - 2.1%
Charles Schwab Corp.	343,600	6,302
Investors Financial Services Corp.	100,700	4,005
KKR Private Equity Investors, LP	207,800	4,613
State Street Corp.	93,900	5,834
UBS AG (Reg.)	277,750	16,726
		37,480
Commercial Banks - 4.9%
Bangkok Bank Ltd. PCL (For. Reg.)	1,421,300	5,187
Boston Private Financial Holdings, Inc.	98,500	2,674
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp	194,400	$ 6,680
Center Financial Corp., California	95,871	2,150
East West Bancorp, Inc.	153,200	5,455
Erste Bank AG	51,600	3,759
PNC Financial Services Group, Inc.	51,000	3,605
SVB Financial Group (a)	47,900	2,274
UCBH Holdings, Inc.	519,100	8,752
Uniao de Bancos Brasileiros SA (Unibanco) GDR	103,300	8,746
Wachovia Corp.	313,200	16,972
Wells Fargo & Co.	490,800	17,296
Wintrust Financial Corp.	45,500	2,167
		85,717
Consumer Finance - 1.0%
Capital One Financial Corp.	155,100	12,079
SLM Corp.	120,700	5,533
		17,612
Diversified Financial Services - 0.2%
FirstRand Ltd.	1,425,800	3,935
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	154,900	6,576
Axis Capital Holdings Ltd.	313,900	10,745
Endurance Specialty Holdings Ltd.	328,900	12,344
Everest Re Group Ltd.	69,800	6,869
First Mercury Financial Corp.	170,600	3,598
Genworth Financial, Inc. Class A (non-vtg.)	264,300	8,669
Hartford Financial Services Group, Inc.	79,100	6,784
IPC Holdings Ltd.	171,500	5,351
MBIA, Inc.	83,400	5,809
MetLife, Inc.	119,100	6,995
Montpelier Re Holdings Ltd.	193,700	3,688
National Financial Partners Corp.	115,600	5,239
Navigators Group, Inc. (a)	102,240	4,731
Prudential Financial, Inc.	165,600	13,493
Scottish Re Group Ltd.	192,100	1,143
The Chubb Corp.	48,100	2,490
United America Indemnity Ltd. Class A (a)	113,298	2,843
		107,367
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc.	145,901	15,039
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Annaly Capital Management, Inc.	772,400	$ 10,798
Developers Diversified Realty Corp.	233,800	15,146
Duke Realty Corp.	323,300	14,070
Equity Residential (SBI)	441,800	23,530
General Growth Properties, Inc.	404,700	22,234
Health Care Property Investors, Inc.	135,400	4,911
United Dominion Realty Trust, Inc. (SBI)	235,500	7,908
Vornado Realty Trust	182,700	23,040
		136,676
Real Estate Management & Development - 0.2%
The St. Joe Co. (d)	73,900	4,138
Thrifts & Mortgage Finance - 2.3%
Countrywide Financial Corp.	220,600	8,762
Fannie Mae	249,000	14,200
Fremont General Corp.	161,100	2,740
Hudson City Bancorp, Inc.	1,088,600	14,446
NetBank, Inc. (a)	250,189	1,146
		41,294
TOTAL FINANCIALS		434,219
HEALTH CARE - 7.7%
Biotechnology - 0.3%
Neurocrine Biosciences, Inc. (a)	89,000	822
Theravance, Inc. (a)	144,820	4,531
		5,353
Health Care Equipment & Supplies - 2.0%
Advanced Medical Optics, Inc. (a)	153,400	5,371
Alcon, Inc.	10,000	1,096
ArthroCare Corp. (a)	103,456	4,311
C.R. Bard, Inc.	94,500	7,776
Cooper Companies, Inc.	81,600	4,404
Dade Behring Holdings, Inc.	192,473	7,287
Inverness Medical Innovations, Inc. (a)	45,000	1,755
Respironics, Inc. (a)	122,900	4,432
		36,432
Health Care Providers & Services - 3.9%
Brookdale Senior Living, Inc.	167,711	7,656
Capital Senior Living Corp. (a)	174,500	1,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	213,200	$ 7,462
DaVita, Inc. (a)	193,000	10,270
Emeritus Corp. (a)	140,600	3,283
Health Net, Inc. (a)	149,770	6,910
Humana, Inc. (a)	6,700	362
McKesson Corp.	196,800	9,722
Medco Health Solutions, Inc. (a)	58,380	2,931
Omnicare, Inc.	197,300	7,831
Sierra Health Services, Inc. (a)	134,700	4,721
United Surgical Partners International, Inc. (a)	221,500	5,637
		68,575
Health Care Technology - 0.5%
IMS Health, Inc.	309,100	8,491
Pharmaceuticals - 1.0%
Barr Pharmaceuticals, Inc. (a)	161,117	8,230
Endo Pharmaceuticals Holdings, Inc. (a)	154,300	4,183
MGI Pharma, Inc. (a)	265,000	5,027
		17,440
TOTAL HEALTH CARE		136,291
INDUSTRIALS - 8.4%
Aerospace & Defense - 0.6%
AAR Corp. (a)	90,700	2,412
General Dynamics Corp.	117,100	8,764
		11,176
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	73,000	3,212
Airlines - 0.7%
AirTran Holdings, Inc. (a)(d)	670,955	8,340
TAM SA (PN) sponsored ADR (ltd. vtg.)	182,900	5,099
		13,439
Building Products - 0.2%
Goodman Global, Inc.	197,800	3,167
Commercial Services & Supplies - 1.2%
Allied Waste Industries, Inc.	256,276	3,250
CDI Corp.	48,600	1,265
Cintas Corp.	184,900	7,803
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Fuel Tech, Inc. (a)	45,200	$ 1,102
The Brink's Co.	154,500	8,674
		22,094
Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV (NY Shares)	164,500	4,767
Infrasource Services, Inc. (a)	235,700	5,093
Quanta Services, Inc. (a)	307,100	5,629
Shaw Group, Inc. (a)	156,100	4,666
Washington Group International, Inc.	74,400	4,373
		24,528
Electrical Equipment - 0.5%
Vestas Wind Systems AS (a)	212,100	8,185
Industrial Conglomerates - 0.5%
Tyco International Ltd.	295,800	8,960
Machinery - 1.0%
Deere & Co.	82,100	7,882
Hanjin Heavy Industries & Construction Co. Ltd.	156,370	5,485
Valmont Industries, Inc.	72,600	4,302
		17,669
Road & Rail - 1.9%
AMERCO (a)	31,300	2,718
Burlington Northern Santa Fe Corp.	174,200	13,093
Con-way, Inc.	94,600	4,363
Laidlaw International, Inc.	315,192	9,156
Landstar System, Inc.	91,800	4,135
		33,465
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	139,900	3,359
TOTAL INDUSTRIALS		149,254
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 2.4%
Adtran, Inc.	276,500	6,025
Comverse Technology, Inc. (a)	251,800	4,915
Dycom Industries, Inc. (a)	331,500	6,736
Harris Corp.	237,700	10,010
Juniper Networks, Inc. (a)	499,500	10,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	219,300	$ 4,434
Nortel Networks Corp.	83,700	180
		42,934
Computers & Peripherals - 1.9%
Dell, Inc. (a)	71,600	1,950
Electronics for Imaging, Inc. (a)	369,300	9,048
Hewlett-Packard Co.	192,700	7,604
NCR Corp. (a)	351,300	15,074
		33,676
Electronic Equipment & Instruments - 2.4%
Agilent Technologies, Inc. (a)	243,700	7,759
Arrow Electronics, Inc. (a)	236,600	7,514
Avnet, Inc. (a)	583,900	14,475
FLIR Systems, Inc. (a)	239,100	7,701
Jabil Circuit, Inc.	164,500	4,665
		42,114
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)(d)	527,000	14,224
IT Services - 0.6%
First Data Corp.	224,200	5,661
Western Union Co. (a)	242,500	5,529
		11,190
Office Electronics - 0.8%
Xerox Corp.	867,500	14,314
Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc.	494,100	8,884
ASML Holding NV (NY Shares) (a)	369,800	9,208
Atmel Corp. (a)	1,129,000	5,713
Integrated Device Technology, Inc. (a)	278,585	4,597
Intersil Corp. Class A	291,100	7,211
Lam Research Corp. (a)	88,900	4,676
Marvell Technology Group Ltd. (a)	262,400	5,416
National Semiconductor Corp.	175,100	4,236
Spansion, Inc. Class A	308,600	4,509
Verigy Ltd.	32,898	587
		55,037
Software - 3.7%
Cognos, Inc. (a)	189,500	7,752
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Fair, Isaac & Co., Inc.	192,900	$ 8,028
Hyperion Solutions Corp. (a)	161,900	5,951
Nintendo Co. Ltd.	39,600	9,439
Quest Software, Inc. (a)	631,500	9,037
Symantec Corp. (a)	559,900	11,870
Ubisoft Entertainment SA (a)	198,870	12,509
		64,586
TOTAL INFORMATION TECHNOLOGY		278,075
MATERIALS - 4.6%
Chemicals - 3.3%
Agrium, Inc.	308,500	9,471
Arkema sponsored ADR (a)	78,700	3,900
Celanese Corp. Class A	573,600	12,619
Chemtura Corp.	1,315,900	12,738
Cytec Industries, Inc.	106,500	5,680
Georgia Gulf Corp.	159,948	3,258
OMNOVA Solutions, Inc. (a)	80,313	384
Rohm & Haas Co.	201,000	10,496
Syngenta AG sponsored ADR	4,600	162
		58,708
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp.	419,800	4,504
Metals & Mining - 1.1%
Compass Minerals International, Inc.	70,733	2,341
Reliance Steel & Aluminum Co.	172,400	6,636
Titanium Metals Corp.	304,321	9,729
		18,706
TOTAL MATERIALS		81,918
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.4%
BellSouth Corp.	321,300	14,327
Qwest Communications International, Inc. (a)	597,800	4,597
Verizon Communications, Inc.	157,800	5,514
		24,438
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.	231,400	$ 4,515
TOTAL TELECOMMUNICATION SERVICES		28,953
UTILITIES - 12.8%
Electric Utilities - 7.3%
DPL, Inc.	305,250	8,535
Edison International	654,100	30,077
Entergy Corp.	298,700	27,277
FPL Group, Inc.	397,200	21,171
Northeast Utilities	274,000	7,680
PPL Corp.	446,100	16,216
Sierra Pacific Resources	1,146,214	18,821
		129,777
Gas Utilities - 0.7%
Equitable Resources, Inc.	287,500	12,472
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	852,800	19,930
Constellation Energy Group, Inc.	189,400	12,995
NRG Energy, Inc.	253,200	14,412
TXU Corp.	177,000	10,158
		57,495
Multi-Utilities - 1.5%
CMS Energy Corp. (a)	807,700	13,093
Public Service Enterprise Group, Inc.	123,200	8,282
Sempra Energy	98,200	5,352
		26,727
TOTAL UTILITIES		226,471
TOTAL COMMON STOCKS (Cost $1,607,137)		1,775,180
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e) (Cost $36)	2,400	$ 0
Money Market Funds - 1.2%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $21,890)	21,889,500	21,890
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,629,063)		1,797,070
NET OTHER ASSETS - (1.5)%		(26,992)
NET ASSETS - 100%		$ 1,770,078
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 36
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,409
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,611
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Bermuda	3.1%
Canada	2.0%
Switzerland	1.6%
Cayman Islands	1.3%
France	1.1%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2006

Assets
Investment in securities, at value (including securities loaned of $21,627) - See accompanying schedule: Unaffiliated issuers (cost $1,607,173)	$ 1,775,180
Fidelity Central Funds (cost $21,890)	21,890
Total Investments (cost $1,629,063)		$ 1,797,070
Cash		1,729
Receivable for investments sold		24,180
Receivable for fund shares sold		1,294
Dividends receivable		2,018
Interest receivable		55
Other receivables		30
Total assets		1,826,376

Liabilities
Payable for investments purchased	$ 26,330
Payable for fund shares redeemed	4,065
Accrued management fee	822
Distribution fees payable	669
Other affiliated payables	442
Other liabilities	2,080
Collateral on securities loaned, at value	21,890
Total liabilities		56,298

Net Assets		$ 1,770,078
Net Assets consist of:
Paid in capital		$ 1,341,760
Accumulated net investment loss		(1,181)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		261,497
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,002
Net Assets		$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($334,333 ÷ 10,122 shares)	$ 33.03

Maximum offering price per share (100/94.25 of $33.03)	$ 35.05
Class T: Net Asset Value and redemption price per share ($826,844 ÷ 24,486 shares)	$ 33.77

Maximum offering price per share (100/96.50 of $33.77)	$ 34.99
Class B: Net Asset Value and offering price per share ($212,341 ÷ 6,812 shares)A	$ 31.17

Class C: Net Asset Value and offering price per share ($99,165 ÷ 3,203 shares)A	$ 30.96

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($216,392 ÷ 6,049 shares)	$ 35.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,003 ÷ 2,335 shares)	$ 34.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2006

Investment Income
Dividends		$ 21,089
Interest		14
Income from Fidelity Central Funds		2,611
Total income		23,714

Expenses
Management fee	$ 9,928
Transfer agent fees	4,738
Distribution fees	8,314
Accounting and security lending fees	576
Custodian fees and expenses	129
Independent trustees' compensation	7
Registration fees	162
Audit	52
Legal	34
Interest	15
Miscellaneous	(57)
Total expenses before reductions	23,898
Expense reductions	(216)	23,682
Net investment income (loss)		32
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	264,838
Foreign currency transactions	(119)
Total net realized gain (loss)		264,719
Change in net unrealized appreciation (depreciation) on: Investment securities	14,831
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		14,826
Net gain (loss)		279,545
Net increase (decrease) in net assets resulting from operations		$ 279,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32	$ (2,180)
Net realized gain (loss)	264,719	455,718
Change in net unrealized appreciation (depreciation)	14,826	(342,753)
Net increase (decrease) in net assets resulting from operations	279,577	110,785
Distributions to shareholders from net investment income	(1,053)	-
Distributions to shareholders from net realized gain	(387,222)	(16,209)
Total distributions	(388,275)	(16,209)
Share transactions - net increase (decrease)	4,446	(379,736)
Total increase (decrease) in net assets	(104,252)	(285,160)

Net Assets
Beginning of period	1,874,330	2,159,490
End of period (including accumulated net investment loss of $1,181 and accumulated net investment loss of $1,062, respectively)	$ 1,770,078	$ 1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$ 24.77
Income from Investment Operations
Net investment income (loss) C	.06	.03	(.10)	(.08)	.02
Net realized and unrealized gain (loss)	4.94	2.04	2.73	9.29	(2.82)
Total from investment operations	5.00	2.07	2.63	9.21	(2.80)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.23)
Total distributions	(7.36)	(.26)	-	-	(.23)
Net asset value, end of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Total Return A, B	17.23%	6.19%	8.50%	42.36%	(11.46)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of fee waivers, if any	1.17%	1.19%	1.18%	1.21%	1.24%
Expenses net of all reductions	1.16%	1.13%	1.17%	1.18%	1.17%
Net investment income (loss)	.20%	.09%	(.30)%	(.35)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 334	$ 312	$ 299	$ 238	$ 129
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.06	$ 34.28	$ 31.65	$ 22.28	$ 25.36
Income from Investment Operations
Net investment income (loss) C	- G	(.03)	(.16)	(.13)	(.03)
Net realized and unrealized gain (loss)	5.06	2.07	2.79	9.50	(2.90)
Total from investment operations	5.06	2.04	2.63	9.37	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.15)
Net asset value, end of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Total Return A, B	17.03%	5.97%	8.31%	42.06%	(11.66)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of fee waivers, if any	1.35%	1.37%	1.38%	1.41%	1.42%
Expenses net of all reductions	1.34%	1.32%	1.36%	1.38%	1.35%
Net investment income (loss)	.01%	(.10)%	(.50)%	(.54)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 827	$ 930	$ 1,107	$ 1,127	$ 710
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Income from Investment Operations
Net investment income (loss) C	(.18)	(.23)	(.35)	(.27)	(.16)
Net realized and unrealized gain (loss)	4.69	1.96	2.65	9.09	(2.80)
Total from investment operations	4.51	1.73	2.30	8.82	(2.96)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.07)
Net asset value, end of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Total Return A, B	16.29%	5.33%	7.61%	41.18%	(12.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of fee waivers, if any	1.97%	1.98%	2.02%	2.04%	2.03%
Expenses net of all reductions	1.96%	1.93%	2.00%	2.01%	1.97%
Net investment income (loss)	(.61)%	(.71)%	(1.14)%	(1.17)%	(.73)%
Supplemental Data
Net assets, end of period (in millions)	$ 212	$ 244	$ 301	$ 290	$ 196
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.83	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Income from Investment Operations
Net investment income (loss) C	(.17)	(.23)	(.33)	(.26)	(.15)
Net realized and unrealized gain (loss)	4.65	1.95	2.63	9.04	(2.78)
Total from investment operations	4.48	1.72	2.30	8.78	(2.93)
Distributions from net realized gain	(7.35)	(.26)	-	-	(.25)
Net asset value, end of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Total Return A, B	16.30%	5.33%	7.65%	41.24%	(12.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of fee waivers, if any	1.95%	1.98%	1.97%	1.99%	2.01%
Expenses net of all reductions	1.94%	1.93%	1.96%	1.97%	1.94%
Net investment income (loss)	(.59)%	(.71)%	(1.10)%	(1.13)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 99	$ 108	$ 136	$ 106	$ 53
Portfolio turnover rate E	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.75	$ 35.71	$ 32.81	$ 22.95	$ 26.05
Income from Investment Operations
Net investment income (loss) B	.14	.14	- F	.02	.12
Net realized and unrealized gain (loss)	5.34	2.16	2.90	9.84	(2.96)
Total from investment operations	5.48	2.30	2.90	9.86	(2.84)
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.26)
Total distributions	(7.46)	(.26)	-	-	(.26)
Net asset value, end of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Total Return A	17.52%	6.46%	8.84%	42.96%	(11.06)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.87%	.79%	.80%
Expenses net of fee waivers, if any	.93%	.89%	.87%	.79%	.80%
Expenses net of all reductions	.91%	.83%	.86%	.76%	.73%
Net investment income (loss)	.44%	.39%	.00%	.08%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 216	$ 171	$ 185	$ 22	$ 16
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 36.82	$ 34.80	$ 31.95	$ 22.36	$ 25.42
Income from Investment Operations
Net investment income (loss) B	.18	.17	.03	.01	.10
Net realized and unrealized gain (loss)	5.19	2.11	2.82	9.58	(2.89)
Total from investment operations	5.37	2.28	2.85	9.59	(2.79)
Distributions from net investment income	(.15)	-	-	-	-
Distributions from net realized gain	(7.35)	(.26)	-	-	(.27)
Total distributions	(7.50)	(.26)	-	-	(.27)
Net asset value, end of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Total Return A	17.70%	6.58%	8.92%	42.89%	(11.15)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.80%	.79%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.83%	.87%
Expenses net of all reductions	.78%	.74%	.78%	.81%	.80%
Net investment income (loss)	.57%	.48%	.08%	.03%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 81	$ 109	$ 131	$ 141	$ 65
Portfolio turnover rate D	168%	105%	26%	32%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period discount on debt securities, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 189,597
Unrealized depreciation	(27,629)
Net unrealized appreciation (depreciation)	161,968
Undistributed ordinary income	101,215
Undistributed long-term capital gain	125,053

Cost for federal income tax purposes	$ 1,635,102

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2006	November 30, 2005
Ordinary Income	$ 1,053	$ -
Long-term Capital Gains	387,222	16,209
Total	$ 388,275	$ 16,209

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,883,243 and $3,195,636, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 787	$ 14
Class T	.25%	.25%	4,300	52
Class B	.75%	.25%	2,215	1,662
Class C	.75%	.25%	1,012	72
			$ 8,314	$ 1,800

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	35
Class B*	388
Class C*	69
$ 571

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 939.30
Class T	2,001.23
Class B	774.35
Class C	335.33
Fidelity Value Strategies Fund	549.31
Institutional Class	140.18
	$ 4,738

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,268	5.39%	$ 15

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $202.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $192 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 6
Class T	11
Fidelity Value Strategies Fund	5
$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, subsequent to period-end, FMR has reimbursed related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2006	2005
From net investment income
Class A	$ 106	$ -
Fidelity Value Strategies Fund	522	-
Institutional Class	425	-
Total	$ 1,053	$ -
From net realized gain
Class A	$ 65,270	$ 2,289
Class T	188,894	8,174
Class B	52,282	2,340
Class C	24,896	1,075
Fidelity Value Strategies Fund	34,631	1,386
Institutional Class	21,249	945
Total	$ 387,222	$ 16,209

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2006	2005	2006	2005
Class A
Shares sold	2,955	2,888	$ 89,837	$ 97,636
Reinvestment of distributions	2,133	64	61,932	2,172
Shares redeemed	(3,791)	(3,034)	(114,922)	(102,624)
Net increase (decrease)	1,297	(82)	$ 36,847	$ (2,816)
Class T
Shares sold	3,928	5,968	$ 122,243	$ 205,057
Reinvestment of distributions	5,995	223	178,166	7,710
Shares redeemed	(11,231)	(12,684)	(350,264)	(437,743)
Net increase (decrease)	(1,308)	(6,493)	$ (49,855)	$ (224,976)
Class B
Shares sold	353	573	$ 10,127	$ 18,660
Reinvestment of distributions	1,743	66	48,144	2,149
Shares redeemed	(2,464)	(2,704)	(71,218)	(88,092)
Net increase (decrease)	(368)	(2,065)	$ (12,947)	$ (67,283)
Class C
Shares sold	618	644	$ 19,031	$ 20,902
Reinvestment of distributions	785	31	21,526	996
Shares redeemed	(1,382)	(1,708)	(39,384)	(54,688)
Net increase (decrease)	21	(1,033)	$ 1,173	$ (32,790)
Fidelity Value Strategies Fund
Shares sold	2,754	2,457	$ 91,248	$ 88,574
Reinvestment of distributions	1,058	37	33,160	1,326
Shares redeemed	(2,305)	(3,142)	(75,400)	(112,926)
Net increase (decrease)	1,507	(648)	$ 49,008	$ (23,026)
Institutional Class
Shares sold	397	658	$ 12,888	$ 23,041
Reinvestment of distributions	499	17	15,136	585
Shares redeemed	(1,512)	(1,490)	(47,804)	(52,471)
Net increase (decrease)	(616)	(815)	$ (19,780)	$ (28,845)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994- 2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002- present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Matthew H. Friedman (35)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Friedman also serves as Vice President to other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Friedman worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York. Mr. Friedman also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	12/18/06	12/15/06	$0.040	$3.734
	01/08/07	01/05/07	$0.000	$0.580

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $125,551,559 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100% of the dividends distributed in December 2005 as qualifying for the dividends-received deduction for corporate shareholders.

Initial Class designates 100% of the dividends distributed in December 2005 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Value Strategies (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Value Strategies (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Value Strategies (retail class) was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Strategies Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked equal to its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research(Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SOI-UANN-0107
1.786703.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, November 30, 2006, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock Fund and Fidelity Advisor Small Cap Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Dividend Growth Fund	$49,000	$50,000
Fidelity Advisor Dynamic Capital Appreciation Fund	$40,000	$36,000
Fidelity Advisor Fifty Fund	$38,000	$34,000
Fidelity Advisor Leveraged Company Stock Fund	$51,000	$45,000
Fidelity Advisor Small Cap Fund	$51,000	$45,000
All funds in the Fidelity Group of Funds audited by PwC	$13,500,000	$12,100,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Equity Growth Fund	$47,000	$46,000
Fidelity Advisor Equity Income Fund	$47,000	$44,000
Fidelity Advisor Equity Value Fund	$42,000	$36,000
Fidelity Advisor Growth & Income Fund	$41,000	$36,000
Fidelity Advisor Growth Opportunities Fund	$46,000	$45,000
Fidelity Advisor Large Cap Fund	$39,000	$35,000
Fidelity Advisor Mid Cap Fund	$48,000	$44,000
Fidelity Advisor Strategic Growth Fund	$36,000	$33,000
Fidelity Advisor Value Strategies Fund	$40,000	$36,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,500,000	$5,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Advisor Dividend Growth Fund	$0	$0
Fidelity Advisor Dynamic Capital Appreciation Fund	$0	$0
Fidelity Advisor Fifty Fund	$0	$0
Fidelity Advisor Leveraged Company Stock Fund	$0	$0
Fidelity Advisor Small Cap Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Dividend Growth Fund	$2,600	$2,400
Fidelity Advisor Dynamic Capital Appreciation Fund	$2,600	$2,400
Fidelity Advisor Fifty Fund	$2,600	$2,400
Fidelity Advisor Leveraged Company Stock Fund	$2,700	$2,500
Fidelity Advisor Small Cap Fund	$2,700	$2,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Equity Growth Fund	$4,000	$3,900
Fidelity Advisor Equity Income Fund	$4,000	$3,900
Fidelity Advisor Equity Value Fund	$4,000	$3,900
Fidelity Advisor Growth & Income Fund	$4,000	$3,900
Fidelity Advisor Growth Opportunities Fund	$4,000	$4,000
Fidelity Advisor Large Cap Fund	$4,000	$3,900
Fidelity Advisor Mid Cap Fund	$4,000	$3,900
Fidelity Advisor Strategic Growth Fund	$4,000	$3,900
Fidelity Advisor Value Strategies Fund	$4,000	$3,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Dividend Growth Fund	$3,800	$5,600
Fidelity Advisor Dynamic Capital Appreciation Fund	$1,400	$1,600
Fidelity Advisor Fifty Fund	$1,200	$1,400
Fidelity Advisor Leveraged Company Stock Fund	$2,000	$1,700
Fidelity Advisor Small Cap Fund	$3,600	$3,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$145,000	$170,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate fees billed by PwC of $1,310,000A and $1,275,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$170,000	$200,000
Non-Covered Services	$1,140,000	$1,075,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate fees billed by Deloitte Entities of $910,000A and $300,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$220,000	$200,000
Non-Covered Services	$690,000	$100,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 24, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	January 24, 2007